UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

One Congress Street, Suite 1Boston, MA 02114-2016

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Environmental Infrastructure and Industrials ETF | EFRA | NASDAQ

•  iShares Global 100 ETF | IOO | NYSE Arca

•  iShares Global Infrastructure ETF | IGF | NASDAQ

•  iShares Global Timber & Forestry ETF | WOOD | NASDAQ

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large-and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended March 31, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -7.44% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered somewhat in the reporting period’s second half, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies experienced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve (“Fed”) raised interest rates eight times, driving an increase in the value of the U.S. dollar relative to most other currencies. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some foods. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing modestly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices began to decline, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined substantially, pressured by slowing economic growth and a stronger U.S. dollar. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

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Fund Summary as of March 31, 2023	iShares® Environmental Infrastructure and Industrials ETF

Investment Objective

The iShares Environmental Infrastructure and Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide infrastructure and industrials solutions aiming to support energy efficiency and emissions mitigation, pollution reduction or land and resource optimization, as represented by the FTSE Green Revenues Select Infrastructure and Industrials Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	9.76%
Fund Market	9.90
Index	9.76

For the fiscal period ended March 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was November 1, 2022. The first day of secondary market trading was November 3, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (11/01/22)	(a)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,097.60	$ 2.03		$ 1,000.00	$ 1,022.60	$ 2.37		0.47%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 150/365 for actual expenses and 182/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Industrials	53.8%
Utilities	30.0
Materials	9.9
Information Technology	6.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

American Water Works Co. Inc.	6.3%
Xylem Inc./NY	6.1
Veolia Environnement SA	6.1
Westinghouse Air Brake Technologies Corp.	5.8
Essential Utilities Inc.	4.6
Pentair PLC	4.1
United Utilities Group PLC	4.1
Shimadzu Corp.	3.8
Intertek Group PLC	3.7
Tetra Tech Inc.	3.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023	iShares® Global 100 ETF

Investment Objective

The iShares Global 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization global equities, as represented by the S&P Global 100TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.02)%	11.14%	10.12%	(6.02)%	69.59%	162.33%
Fund Market	(6.11)	11.09	10.10	(6.11)	69.16	161.84
Index	(6.33)	11.07	10.01	(6.33)	69.02	159.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,184.90	$ 2.23		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of March 31, 2023 (continued)	iShares® Global 100 ETF

Portfolio Management Commentary

Amid significant inflation and sharply higher interest rates, large-capitalization global stocks declined significantly for the reporting period. Stocks from the U.S., which represented approximately 73% of the Index on average, detracted the most from the Index’s return.

In the U.S., the consumer discretionary sector was the leading source of weakness. While consumer spending continued to grow, rising inflation drove up costs for companies, and consumers increasingly sought bargains as higher prices eroded personal spending power. Individual savings rates declined, while credit card debt and interest rates rose, further pressuring consumers. A tight labor market amid historically low unemployment also meant higher labor costs for the sector.

Within the sector, the internet and direct marketing retail industry was the largest detractor from the Index’s performance. The sharp rise in e-commerce that boosted the industry early in the pandemic waned as more workers returned to the office and brick-and-mortar retailers gained market share. Overbuilding of warehouses during the online shopping surge created excess capacity, which weighed on industry cash flow. Slowing revenue growth from data cloud services also pressured the industry’s profitability, as business customers tried to reduce expenditures amid economic uncertainty.

The communication services sector also declined, as the rising interest rate environment negatively impacted the interactive media and services industry, particularly high-valuation stocks with growth prospects. Demand for online advertisements slowed during the reporting period as businesses cut back on marketing expenditures in a more challenging economic environment. Heightened competition also worked against large companies in the industry, which lost market share to new players.

Swiss stocks also declined, led by the pharmaceuticals industry in the healthcare sector. Diminished demand for diagnostics products related to COVID-19 weighed on the industry. The Japanese consumer discretionary sector was another notable detractor, as the automobiles industry faced investor concerns about the pace of entry into the electric vehicle market.

On the upside, French stocks contributed modestly to the Index’s return. Increased sales of luxury goods buoyed the textiles, apparel, and luxury goods industry in the consumer discretionary sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	30.8%
Health Care	12.4
Consumer Staples	11.8
Consumer Discretionary	11.7
Financials	9.6
Communication Services	7.7
Energy	7.1
Industrials	5.5
Materials	2.1
Other (each representing less than 1%)	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	72.0%
United Kingdom	7.4
Switzerland	5.4
France	5.1
Germany	3.4
Japan	3.1
South Korea	1.5
Australia	0.9
Spain	0.9
Netherlands	0.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023	iShares® Global Infrastructure ETF

Investment Objective

The iShares Global Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities in the infrastructure industry, as represented by the S&P Global Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.74)%	5.15%	5.63%	(3.74)%	28.56%	72.92%
Fund Market	(3.83)	5.08	5.62	(3.83)	28.12	72.78
Index	(4.25)	4.97	5.47	(4.25)	27.46	70.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,155.20	$ 2.26		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of March 31, 2023 (continued)	iShares® Global Infrastructure ETF

Portfolio Management Commentary

Global infrastructure stocks declined for the reporting period amid slowing economic growth, high inflation, and concerns about the impact of rising interest rates. Early in the reporting period, high food and oil prices in the wake of Russia’s invasion of Ukraine weighed on infrastructure companies. However, China’s easing of its stringent Covid-19 pandemic restrictions and moderating inflation in the second half of the reporting period eased pressure on global infrastructure stocks.

Companies in the U.S. detracted the most from the Index’s return, particularly in the utilities sector. Increased costs of fuel, supply chain disruptions, and elevated inflation drove higher utility rates for customers and negatively impacted the industry’s finances. Supply-chain constraints and weather extremes also compromised the ability to provide reliable power generation and distribution. In addition, utilities faced difficulties rebuilding natural gas stockpiles amid strong demand as power plants transitioned away from burning coal, while a drought in the western U.S. limited hydropower generation in that region. Renewable energy providers faced similar supply-chain, fuel, and labor challenges that drove costs higher.

In Canada, energy infrastructure stocks detracted from the Index’s performance. The oil and gas storage and transportation industry faced disruption and expenses related to a large spill on a key North American crude oil pipeline and ensuing regulatory limits on the pipeline’s shipments. Concerns and legal battles persisted about the viability of another pipeline running from Canada into Michigan. Meanwhile, earnings declined for pipeline operators as rising interest rates led to higher financing costs in the capital-intensive business.

Conversely, stocks of airport services firms in Mexico contributed to the Index’s return. Many North American companies, responding to supply-chain difficulties that surfaced during the pandemic, returned more of their production base closer to home. Increased travel tied to that trend benefited the industry’s stocks. Overall, air travel in Mexico returned to pre-pandemic levels, and passenger traffic rose in the first 11 months of 2022 compared with the same time frame in 2019. The increase, in part, reflected relaxed U.S. border restrictions with Mexico beginning in late 2021.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Electric Utilities	25.6%
Airport Services	23.3
Oil & Gas Storage & Transportation	20.2
Highways & Railtracks	12.0
Multi-Utilities	11.4
Marine Ports & Services	4.0
Independent Power Producers & Energy Traders	1.5
Water Utilities	1.4
Other (each representing less than 1%)	0.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	39.7%
Canada	9.5
Australia	8.8
Spain	8.1
Mexico	7.0
France	6.0
China	5.1
New Zealand	2.9
Italy	2.5
United Kingdom	2.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023	iShares® Global Timber & Forestry ETF

Investment Objective

The iShares Global Timber & Forestry ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in or related to the timber and forestry industry, as represented by the S&P Global Timber & Forestry IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(17.90)%	0.12%	5.55%	(17.90)%	0.61%	71.70%
Fund Market	(18.26)	0.02	5.51	(18.26)	0.12	70.92
Index	(18.58)	(0.12)	5.35	(18.58)	(0.61)	68.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,097.00	$ 2.25		$ 1,000.00	$ 1,022.80	$ 2.17		0.43%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

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Fund Summary as of March 31, 2023 (continued)	iShares® Global Timber & Forestry ETF

Portfolio Management Commentary

Global timber and forestry stocks declined during the reporting period as rising interest rates weakened construction for new housing, sending lumber prices down sharply. Aggressive efforts by the Fed to slow inflation by raising interest rates forced mortgage rates above 7% for the first time in over two decades. Higher financing costs to purchase a home drove many prospective buyers out of the market, weakening construction of new housing and lumber prices. Construction for new housing trended lower throughout the reporting period, including five successive months of declining housing starts through January 2023. Lumber prices dropped more than 60% during the reporting period to the lowest levels since June 2020. An index of homebuilder confidence dropped in the first nine months of the reporting period to the lowest levels in more than a decade before rebounding during the first three months of 2023.

U.S.-based specialized real estate investment trusts (“REITs”) engaged in logging and forest management detracted the most from the Index’s return. Rising interest rates, which increase REITs’ financing costs while slowing growth, broadly weighed on REITs. Timber REITs are highly sensitive to the price of timber and prevailing homebuilding conditions, and the housing market slowdown and decreased sales of wood products weakened financial performance for the timber industry. Consequently, lumber REITs paid fewer dividends to shareholders.

Swedish stocks, particularly in the paper and forest products sector, also detracted from performance. Lower prices for solid wood products, increased raw material costs, and higher distribution expenses lowered profits.

Canadian stocks also detracted from the Index’s performance, led by paper and forest products companies that produce wood materials such as lumber, plywood, pulp, and newsprint. The fall in lumber prices led to sharply lower sales and profits. Insect infestations, forest fires, and the low availability of wood fiber led the Canadian companies to curtail operations at some of their pulp and paper plants.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Paper Products	39.1%
Paper & Plastic Packaging Products & Materials	22.6
Forest Products	18.0
Timber REITs	17.0
Homebuilding	3.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

United States	30.5%
Sweden	14.2
Brazil	11.0
Canada	10.0
Japan	9.7
Finland	9.4
Ireland	5.6
United Kingdom	3.9
South Africa	2.1
China	2.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Schedule of Investments March 31, 2023	iShares® Environmental Infrastructure and Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 5.8%
Advanced Drainage Systems Inc.	1,236	$104,084
China Lesso Group Holdings Ltd.	18,000	16,083
Reliance Worldwide Corp. Ltd.	15,692	39,031
TOTO Ltd.	2,900	97,161

		256,359

Chemicals — 3.2%
Umicore SA	4,072	138,127

Commercial Services & Supplies — 11.7%
Befesa SA(a)	808	36,716
Beijing GeoEnviron Engineering & Technology Inc.	2,400	3,559
Clean Harbors Inc.(b)	1,012	144,271
Derichebourg SA	1,836	10,783
Focused Photonics Hangzhou Inc.(b)	800	3,083
Stericycle Inc.(b)	1,828	79,719
Sunny Friend Environmental Technology Co. Ltd.	1,000	5,432
Tetra Tech Inc.	1,044	153,374
TOMRA Systems ASA	4,652	78,537

		515,474

Construction & Engineering — 4.1%
Stantec Inc.	2,208	129,082
Sweco AB, Class B	3,976	50,498

		179,580

Containers & Packaging — 2.3%
DS Smith PLC	25,384	98,828

Electronic Equipment, Instruments & Components — 6.2%
Badger Meter Inc.	576	70,168
Landis+Gyr Group AG	484	37,252
Shimadzu Corp.	5,300	166,381

		273,801

Machinery — 27.0%
Construcciones y Auxiliar de Ferrocarriles SA	372	10,333
Dawonsys Co. Ltd.(b)	576	6,208
Evoqua Water Technologies Corp.(b)	2,330	115,848
Franklin Electric Co. Inc.	912	85,819
Lindsay Corp.	216	32,644
METAWATER Co. Ltd.	400	5,227
Mueller Water Products Inc., Class A	3,084	42,991
NGK Insulators Ltd.	5,000	66,303
Norma Group SE	636	15,030
Organo Corp.	500	13,668

Security	Shares	Value

Machinery (continued)
Pentair PLC	3,272	$180,843
Watts Water Technologies Inc., Class A	540	90,893
Westinghouse Air Brake Technologies Corp.	2,515	254,166
Xylem Inc./NY	2,571	269,184

		1,189,157

Metals & Mining — 4.5%
Asahi Holdings Inc.	1,400	21,394
Dowa Holdings Co. Ltd.	900	28,942
Sibanye Stillwater Ltd.	55,672	114,953
Sims Ltd.	3,204	33,412

		198,701

Multi-Utilities — 7.0%
Qatar Electricity & Water Co. QSC	9,044	41,561
Veolia Environnement SA	8,660	267,223

		308,784

Professional Services — 5.0%
Arcadis NV	1,440	58,959
Intertek Group PLC	3,208	160,672

		219,631

Water Utilities — 22.9%
Aguas Andinas SA, Class A	54,547	15,461
American States Water Co.	728	64,712
American Water Works Co. Inc.	1,896	277,745
Beijing Enterprises Water Group Ltd.	80,000	19,990
California Water Service Group	1,069	62,216
China Water Affairs Group Ltd.	18,000	14,697
Cia. de Saneamento Basico do Estado de Sao Paulo	6,744	67,341
Cia. de Saneamento de Minas Gerais-COPASA	3,788	11,756
Essential Utilities Inc.	4,588	200,266
Penno Group PLC	5,176	55,926
SJW Group	536	40,806
United Utilities Group PLC	13,619	178,238

		1,009,154

Total Investments — 99.7% (Cost: $3,980,465)		4,387,596

Other Assets Less Liabilities — 0.3%		14,607

Net Assets — 100.0%		$4,402,203

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 11/01/22(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—	$ 2	(c)	$—	$(2)	$—	$—	—	$6	(d)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	—	0	(c)	—	—	—	—	—	22		—

					$(2)	$—	$—		$28		$—

(a)	Commencement of operations.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2023	iShares® Environmental Infrastructure and Industrials ETF

Affiliates (continued)

(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	1	06/16/23	$9	$345

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$345	$—	$—	$—	$345

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$646	$—	$—	$—	$646

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$345	$—	$—	$—	$345

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,961

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,538,033	$1,849,563	$—	$4,387,596

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Environmental Infrastructure and Industrials ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$345	$—	$—	$345

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments March 31, 2023	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.9%
BHP Group Ltd.	1,052,462	$33,272,459

France — 5.1%
AXA SA	415,308	12,674,191
Cie. de Saint-Gobain	107,411	6,105,624
Engie SA	387,360	6,129,851
L’Oreal SA	52,260	23,351,996
LVMH Moet Hennessy Louis Vuitton SE	54,215	49,764,399
Orange SA	394,109	4,682,083
Sanofi	238,884	25,913,830
Schneider Electric SE	119,015	19,890,236
Societe Generale SA	156,158	3,518,450
TotalEnergies SE	486,328	28,675,684
Vivendi SE	169,754	1,716,476

		182,422,820

Germany — 3.4%
Allianz SE, Registered	83,791	19,341,983
BASF SE	191,442	10,050,447
Bayer AG, Registered	204,197	13,044,432
Deutsche Bank AG, Registered	426,026	4,332,342
Deutsche Telekom AG, Registered	727,093	17,619,131
E.ON SE	470,552	5,870,003
Mercedes-Benz Group AG	162,685	12,510,925
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	29,255	10,228,585
RWE AG	140,624	6,050,819
Siemens AG, Registered	155,610	25,209,426

		124,258,093

Japan — 3.1%
Bridgestone Corp.	127,600	5,183,457
Canon Inc.	216,850	4,829,218
Honda Motor Co. Ltd.	352,900	9,334,616
Mitsubishi UFJ Financial Group Inc.	2,538,800	16,270,326
Nissan Motor Co. Ltd.	505,400	1,912,730
Panasonic Holdings Corp.	480,400	4,298,192
Seven & i Holdings Co. Ltd.	166,120	7,504,322
Sony Group Corp.	262,800	23,936,713
Toyota Motor Corp.	2,613,400	37,202,790

		110,472,364

Netherlands — 0.3%
ING Groep NV	779,524	9,257,108
Koninklijke Philips NV	187,492	3,443,643

		12,700,751

South Korea — 1.5%
Samsung Electronics Co. Ltd.	1,068,725	52,849,474

Spain — 0.9%
Banco Bilbao Vizcaya Argentaria SA	1,256,640	8,984,170
Banco Santander SA	3,478,456	12,962,395
Repsol SA	275,776	4,240,845
Telefonica SA	1,190,813	5,128,608

		31,316,018

Switzerland — 5.4%
ABB Ltd., Registered	356,484	12,263,585
Credit Suisse Group AG, Registered(a)	789,904	709,353
Nestle SA, Registered	572,170	69,764,976
Novartis AG, Registered	499,391	45,853,341
Roche Holding AG, Bearer	5,654	1,698,974

Security	Shares	Value

Switzerland (continued)
Roche Holding AG, NVS	145,963	$41,707,827
Swiss Re AG	60,122	6,176,540
UBS Group AG, Registered	732,779	15,506,182

		193,680,778

United Kingdom — 7.4%
Anglo American PLC	278,738	9,271,241
AstraZeneca PLC	322,643	44,703,565
Aviva PLC	592,256	2,958,398
Barclays PLC	3,186,327	5,735,083
BP PLC	3,798,138	24,006,202
Diageo PLC	485,333	21,660,229
GSK PLC	833,593	14,729,015
HSBC Holdings PLC	4,148,500	28,195,257
National Grid PLC	801,635	10,843,715
Prudential PLC	567,528	7,770,381
Rio Tinto PLC	221,350	15,024,772
Shell PLC	1,480,866	42,202,564
Standard Chartered PLC	502,407	3,807,774
Unilever PLC	546,245	28,305,866
Vodafone Group PLC	5,559,648	6,132,830

		265,346,892

United States — 71.7%
3M Co.	114,001	11,982,645
Abbott Laboratories	362,240	36,680,422
Alphabet Inc., Class A(b)	1,239,020	128,523,545
Alphabet Inc., Class C, NVS(b)	1,080,119	112,332,376
Amazon.com Inc.(b)	1,854,602	191,561,841
American Tower Corp.	96,733	19,766,421
Aon PLC, Class A	42,673	13,454,370
Apple Inc.	3,093,937	510,190,211
Bristol-Myers Squibb Co.	442,303	30,656,021
Caterpillar Inc.	108,134	24,745,385
Chevron Corp.	370,073	60,381,111
Citigroup Inc.	402,396	18,868,348
Coca-Cola Co. (The)	808,605	50,157,768
Colgate-Palmolive Co.	173,914	13,069,637
DuPont de Nemours Inc.	95,179	6,830,997
Emerson Electric Co.	118,713	10,344,651
Exxon Mobil Corp.	856,663	93,941,665
Ford Motor Co.	816,909	10,293,053
General Electric Co.	227,070	21,707,892
Goldman Sachs Group Inc. (The)	70,548	23,076,956
Honeywell International Inc.	139,387	26,639,643
HP Inc.	179,562	5,270,145
Intel Corp.	859,492	28,079,604
International Business Machines Corp.	188,061	24,652,917
Johnson & Johnson	543,888	84,302,640
Johnson Controls International PLC	142,720	8,594,598
JPMorgan Chase & Co.	610,191	79,513,989
Kimberly-Clark Corp.	69,827	9,372,180
Marsh & McLennan Companies Inc.	102,855	17,130,500
McDonald’s Corp.	152,167	42,547,415
Merck & Co. Inc.	527,683	56,140,194
Microsoft Corp.	1,548,526	446,440,046
Morgan Stanley	271,435	23,831,993
Nike Inc., Class B	260,184	31,908,966
PepsiCo Inc.	286,692	52,263,952
Pfizer Inc.	1,168,695	47,682,756
Philip Morris International Inc.	322,095	31,323,739
Procter & Gamble Co. (The)	490,812	72,978,836

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Raytheon Technologies Corp.	305,086	$29,877,072
Texas Instruments Inc.	188,517	35,066,047
Walmart Inc.	291,974	43,051,566

		2,585,234,113

Total Long-Term Investments — 99.7% (Cost: $2,748,173,306)		3,591,553,762

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	607,063	607,245
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	3,900,000	3,900,000

Total Short-Term Securities — 0.1% (Cost: $4,507,308)		4,507,245

Total Investments — 99.8% (Cost: $2,752,680,614)		3,596,061,007

Other Assets Less Liabilities — 0.2%		8,092,062

Net Assets — 100.0%		$3,604,153,069

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$608,357	(a)	$—		$(1,049)	$(63)	$607,245	607,063	$46,637	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,396,000	—		(4,496,000	)(a)	—	—	3,900,000	3,900,000	146,039		3

						$(1,049)	$(63)	$4,507,245		$192,676		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	25	06/16/23	$1,157	$55,884
FTSE 100 Index	17	06/16/23	1,605	8,366
S&P 500 E-Mini Index	38	06/16/23	7,862	426,458

				$490,708

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2023	iShares® Global 100 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$490,708	$—	$—	$—	$490,708

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,647,999)	$—	$—	$—	$(1,647,999)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(502,842)	$—	$—	$—	$(502,842)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,725,620

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,585,234,113	$1,006,319,649	$—	$3,591,553,762
Short-Term Securities
Money Market Funds	4,507,245	—	—	4,507,245

	$2,589,741,358	$1,006,319,649	$—	$3,596,061,007

Derivative Financial Instruments(a)
Assets
Equity Contracts	$426,458	$64,250	$—	$490,708

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Corp. America Airports SA(a)	489,781	$4,985,971

Australia — 8.7%
Atlas Arteria Ltd.	20,316,342	85,775,249
Dalrymple Bay Infrastructure Ltd.	4,214,945	7,550,847
Qube Holdings Ltd.	29,436,144	56,840,522
Transurban Group	19,372,023	184,971,471

		335,138,089

Belgium — 0.2%
Euronav NV	364,480	6,090,940

Brazil — 0.5%
Centrais Eletricas Brasileiras SA, ADR	2,028,059	13,446,031
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	540,204	5,407,442

		18,853,473

Canada — 9.4%
Enbridge Inc.	5,006,474	190,886,870
Gibson Energy Inc.	345,641	5,524,118
Keyera Corp.	566,568	12,404,549
Pembina Pipeline Corp.	1,363,712	44,175,591
TC Energy Corp.	2,516,630	97,890,669
Westshore Terminals Investment Corp.	607,487	12,154,235

		363,036,032

China — 5.1%
Beijing Capital International Airport Co. Ltd., Class H(a)(b)	27,884,000	20,536,235
CGN Power Co. Ltd., Class H(c)	17,893,000	4,285,257
China Gas Holdings Ltd.	4,730,400	6,660,095
China Longyuan Power Group Corp. Ltd., Class H	5,286,000	6,030,340
China Merchants Port Holdings Co. Ltd.	22,692,000	34,836,566
China Resources Gas Group Ltd.	1,427,300	5,250,192
China Resources Power Holdings Co. Ltd.	2,898,000	6,183,158
COSCO SHIPPING Ports Ltd.(b)	28,678,000	19,176,324
Guangdong Investment Ltd.(b)	4,562,000	4,666,805
Hainan Meilan International Airport Co. Ltd., Class H(a)	2,981,000	7,241,613
Jiangsu Expressway Co. Ltd., Class H	20,372,000	18,945,345
Kunlun Energy Co. Ltd.	6,318,000	4,932,643
Shenzhen Expressway Co. Ltd., Class H	10,218,000	9,078,133
Shenzhen International Holdings Ltd.	23,087,500	20,428,089
Yuexiu Transport Infrastructure Ltd.	15,620,000	8,283,157
Zhejiang Expressway Co. Ltd., Class H	22,708,000	18,066,515

		194,600,467

France — 6.0%
Aeroports de Paris(a)	461,924	65,945,057
Engie SA	2,966,503	46,887,068
Gaztransport Et Technigaz SA	54,087	5,534,578
Getlink SE	6,693,204	110,234,497

		228,601,200

Germany — 2.0%
Fraport AG Frankfurt Airport Services Worldwide(a)	616,602	31,082,795
RWE AG	1,083,851	46,636,322

		77,719,117

Italy — 2.4%
Enav SpA(c)	4,244,636	17,765,277
Enel SpA	12,384,376	75,531,647

		93,296,924

Security	Shares	Value

Japan — 2.0%
Japan Airport Terminal Co. Ltd.(a)(b)	1,552,800	$77,566,656

Mexico — 6.9%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(b)	567,370	50,785,289
Grupo Aeroportuario del Pacifico SAB de CV, ADR	603,758	117,799,223
Grupo Aeroportuario del Sureste SAB de CV, ADR	314,062	96,250,581

		264,835,093

New Zealand — 2.9%
Auckland International Airport Ltd.(a)	20,133,178	109,564,395

Norway — 0.1%
Frontline PLC, NVS	330,254	5,400,876

Singapore — 1.4%
Hutchison Port Holdings Trust, Class U(b)	84,226,700	15,775,829
SATS Ltd.(a)(b)	14,601,118	30,728,046
SIA Engineering Co. Ltd.(a)(b)	4,301,900	7,291,239

		53,795,114

South Korea — 0.2%
Sebang Co. Ltd.	186,697	6,596,814

Spain — 8.0%
Aena SME SA(a)(c)	1,172,082	189,535,352
Iberdrola SA	9,402,376	117,132,899

		306,668,251

Switzerland — 1.5%
Flughafen Zurich AG, Registered(a)	317,327	58,139,332

United Kingdom — 2.2%
National Grid PLC	6,212,929	84,042,274

United States — 39.3%
American Electric Power Co. Inc.	823,625	74,941,639
American Water Works Co. Inc.	309,289	45,307,746
Cheniere Energy Inc.	614,796	96,891,850
Consolidated Edison Inc.	568,777	54,414,896
Dominion Energy Inc.	1,335,579	74,672,222
DTE Midstream LLC(a)	239,212	11,809,896
Duke Energy Corp.	1,234,162	119,059,608
Edison International	612,072	43,206,162
Equitrans Midstream Corp.	1,093,075	6,317,973
Eversource Energy	558,269	43,690,132
Exelon Corp.	1,592,777	66,721,429
Kinder Morgan Inc.	4,891,096	85,643,091
NextEra Energy Inc.	2,482,613	191,359,810
ONEOK Inc.	1,105,069	70,216,084
PG&E Corp.(a)	2,580,579	41,727,962
Public Service Enterprise Group Inc.	799,721	49,942,576
Sempra Energy	503,815	76,156,675
Southern Co. (The)	1,744,933	121,412,438
Targa Resources Corp.	559,700	40,830,115
WEC Energy Group Inc.	505,582	47,924,118
Williams Companies Inc. (The)	3,011,438	89,921,539
Xcel Energy Inc.	877,133	59,153,850

		1,511,321,811

Total Common Stocks — 98.9% (Cost: $3,534,674,811)		3,800,252,829

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2023	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Brazil — 0.1%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	2,316,505	$5,188,971

Total Preferred Stocks — 0.1% (Cost: $4,132,079)		5,188,971

Total Long-Term Investments — 99.0% (Cost: $3,538,806,890)		3,805,441,800

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	8,021,129	8,023,535
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	16,620,000	16,620,000

Total Short-Term Securities — 0.7% (Cost: $24,640,612)		24,643,535

Total Investments — 99.7% (Cost: $3,563,447,502)		3,830,085,335

Other Assets Less Liabilities — 0.3%		13,348,655

Net Assets — 100.0%		$3,843,433,990

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,940,677	$6,086,396	(a)	$—	$(5,398)	$1,860	$8,023,535	8,021,129	$307,537	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,110,000	10,510,000	(a)	—	—	—	16,620,000	16,620,000	122,877		4

					$(5,398)	$1,860	$24,643,535		$430,414		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	81	04/21/23	$8,090	$249,877
S&P/TSX 60 Index	80	06/15/23	14,315	292,902
SPI 200 Index	88	06/15/23	10,621	224,331
Dow Jones U.S. Real Estate Index	162	06/16/23	5,367	255,169

				$1,022,279

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Infrastructure ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,022,279	$—	$—	$—	$1,022,279

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,315,530)	$—	$—	$—	$(2,315,530)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$847,114	$—	$—	$—	$847,114

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$22,189,912

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,175,984,103	$1,624,268,726	$—	$3,800,252,829
Preferred Stocks	5,188,971	—	—	5,188,971
Short-Term Securities
Money Market Funds	24,643,535	—	—	24,643,535

	$2,205,816,609	$1,624,268,726	$—	$3,830,085,335

Derivative Financial Instruments(a)
Assets
Equity Contracts	$548,071	$474,208	$—	$1,022,279

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments March 31, 2023	iShares® Global Timber & Forestry ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 10.9%
Dexco SA	800,162	$928,282
Klabin SA	2,580,978	9,211,868
Suzano SA	1,442,804	11,842,012

		21,982,162

Canada — 9.9%
Canfor Corp.(a)	269,669	4,333,859
Interfor Corp.(a)	200,044	3,259,319
Stella-Jones Inc.	92,390	3,540,420
West Fraser Timber Co. Ltd.	124,008	8,845,262

		19,978,860

China — 2.0%
Nine Dragons Paper Holdings Ltd.(b)	5,493,000	4,112,439

Finland — 9.3%
Stora Enso OYJ, Class R	846,647	11,014,770
UPM-Kymmene OYJ	230,553	7,743,806

		18,758,576

Ireland — 5.5%
Smurfit Kappa Group PLC	307,783	11,163,312

Japan — 9.6%
Daio Paper Corp.	315,900	2,470,574
Nippon Paper Industries Co. Ltd.(a)	358,900	2,772,579
Oji Holdings Corp.	1,951,900	7,728,267
Sumitomo Forestry Co. Ltd.	327,400	6,503,929

		19,475,349

Portugal — 1.5%
Altri SGPS SA(b)	296,899	1,528,885
Navigator Co. SA (The)	393,397	1,406,394

		2,935,279

South Africa — 2.1%
Sappi Ltd.	1,652,358	4,251,307

Sweden — 14.1%
Billerud AB	428,918	4,408,496
Holmen AB, Class B	229,798	8,859,228
Svenska Cellulosa AB SCA, Class B	1,154,188	15,201,273

		28,468,997

Security	Shares	Value

United Kingdom — 3.8%
Mondi PLC	490,506	$7,787,766

United States — 30.2%
Clearwater Paper Corp.(a)	36,985	1,236,039
International Paper Co.	341,437	12,312,218
Mercer International Inc.	124,988	1,221,758
PotlatchDeltic Corp.	185,572	9,185,814
Rayonier Inc.	277,264	9,221,801
Sylvamo Corp.	92,087	4,259,944
Westrock Co.	267,202	8,141,645
Weyerhaeuser Co.	515,853	15,542,651

		61,121,870

Total Long-Term Investments — 98.9% (Cost: $229,104,265)		200,035,917

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	666,360	666,559
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	260,000	260,000

Total Short-Term Securities — 0.4% (Cost: $926,797)		926,559

Total Investments — 99.3% (Cost: $230,031,062)		200,962,476

Other Assets Less Liabilities — 0.7%		1,340,877

Net Assets — 100.0%		$202,303,353

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$667,501	(a)	$—		$(704)	$(238)	$666,559	666,360	$16,928	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	470,000	—		(210,000	)(a)	—	—	260,000	260,000	4,402		—

						$(704)	$(238)	$926,559		$21,330		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Timber & Forestry ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 1000 Value Index	26	06/16/23	$1,966	$66,260

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$66,260	$—	$—	$—	$66,260

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(252,878)	$—	$—	$—	$(252,878)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$14,730	$—	$—	$—	$14,730

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,566,946

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$107,334,199	$92,701,718	$—	$200,035,917
Short-Term Securities
Money Market Funds	926,559	—	—	926,559

	$108,260,758	$92,701,718	$—	$200,962,476

Derivative Financial Instruments(a)
Assets
Equity Contracts	$66,260	$—	$—	$66,260

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities

March 31, 2023

	iShares Environmental Infrastructure and Industrials ETF	iShares Global 100 ETF	iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,387,596	$3,591,553,762	$3,805,441,800	$200,035,917
Investments, at value — affiliated(c)	—	4,507,245	24,643,535	926,559
Cash	1,882	6,391	22,620	52,001
Cash pledged for futures contracts	1,000	430,000	522,000	112,000
Foreign currency collateral pledged for futures contracts(d)	—	187,956	2,737,441	—
Foreign currency, at value(e)	6,846	2,100,960	14,422,557	319,589
Receivables:
Investments sold	—	—	178,260,670	13,328,983
Securities lending income — affiliated	6	2,890	117,410	559
Dividends — unaffiliated	6,615	6,789,680	7,659,537	986,572
Dividends — affiliated	12	20,422	17,309	515
Tax reclaims	190	1,891,132	277,891	504,145
Variation margin on futures contracts	159	125,842	505,864	23,706

Total assets	4,404,306	3,607,616,280	4,034,628,634	216,290,546

LIABILITIES
Collateral on securities loaned, at value	—	609,268	8,021,119	666,811
Payables:
Investments purchased	395	32,039	181,697,893	13,231,007
Capital shares redeemed	—	—	145,280	—
Investment advisory fees	1,708	1,170,068	1,330,352	71,491
IRS compliance fee for foreign withholding tax claims	—	1,494,463	—	—
Professional fees	—	157,373	—	17,884

Total liabilities	2,103	3,463,211	191,194,644	13,987,193

NET ASSETS	$4,402,203	$3,604,153,069	$3,843,433,990	$202,303,353

NET ASSETS CONSIST OF
Paid-in capital	$4,016,012	$2,929,955,850	$3,961,921,115	$260,086,403
Accumulated earnings (loss)	386,191	674,197,219	(118,487,125)	(57,783,050)

NET ASSETS	$4,402,203	$3,604,153,069	$3,843,433,990	$202,303,353

NET ASSETVALUE
Shares outstanding	160,000	51,450,000	80,600,000	2,820,000

Net asset value	$27.51	$70.05	$47.69	$71.74

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$3,980,465	$2,748,173,306	$3,538,806,890	$229,104,265
(b) Securities loaned, at value	$—	$582,061	$7,163,249	$616,863
(c) Investments, at cost — affiliated	$—	$4,507,308	$24,640,612	$926,797
(d) Foreign currency collateral pledged, at cost	$—	$188,683	$2,756,643	$—
(e) Foreign currency, at cost	$6,765	$2,123,077	$14,409,485	$319,161

See notes to financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2023

	iShares Environmental Infrastructure and Industrials	iShares Global 100	iShares Global Infrastructure	iShares Global Timber &
	ETF (a)	ETF	ETF	Forestry ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,663	$83,753,562	$123,051,271	$5,724,445
Dividends — affiliated	22	146,039	122,877	4,402
Securities lending income — affiliated — net	6	46,637	307,537	16,928
Other income — unaffiliated	—	1,171,834	64,110	506
Foreign taxes withheld	(1,341)	(3,870,695)	(7,632,922)	(413,705)
Foreign withholding tax claims	—	3,466,320	234,674	178,307
IRS compliance fee for foreign withholding tax claims	—	(1,460,773)	—	195

Total investment income	26,350	83,252,924	116,147,547	5,511,078

EXPENSES
Investment advisory	8,359	14,080,736	14,877,540	1,019,624
Commitment costs	15	3,321	5,820	1,655
Professional	—	464,099	29,883	17,881

Total expenses	8,374	14,548,156	14,913,243	1,039,160

Net investment income	17,976	68,704,768	101,234,304	4,471,918

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,017)	(32,267,941)	(99,379,068)	(16,512,813)
Investments — affiliated	(2)	(1,049)	(5,398)	(704)
Capital gain distributions from underlying funds — affiliated	—	3	4	—
Foreign currency transactions	801	(575,716)	1,060,958	(28,951)
Futures contracts	646	(1,647,999)	(2,315,530)	(252,878)
In-kind redemptions — unaffiliated(b)	—	172,820,875	100,177,790	4,560,419

	(33,572)	138,328,173	(461,244)	(12,234,927)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	407,131	(446,084,468)	(212,265,291)	(45,306,529)
Investments — affiliated	—	(63)	1,860	(238)
Foreign currency translations	101	23,258	361,959	(49,770)
Futures contracts	345	(502,842)	847,114	14,730

	407,577	(446,564,115)	(211,054,358)	(45,341,807)

Net realized and unrealized gain (loss)	374,005	(308,235,942)	(211,515,602)	(57,576,734)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,981	$(239,531,174)	$(110,281,298)	$(53,104,816)

(a)	For the period from November 01, 2022 (commencement of operations) to March 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	iShares Environmental Infrastructure and Industrials ETF	iShares Global 100 ETF

	Period From
	11/01/22 (a)	Year Ended	Year Ended
	to 03/31/23	03/31/23	03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,976	$68,704,768	$55,780,470
Net realized gain (loss)	(33,572)	138,328,173	116,816,003
Net change in unrealized appreciation (depreciation)	407,577	(446,564,115)	345,899,984

Net increase (decrease) in net assets resulting from operations	391,981	(239,531,174)	518,496,457

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,790)	(66,133,768)	(56,448,560)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,016,012	66,208,396	408,496,678

NET ASSETS
Total increase (decrease) in net assets	4,402,203	(239,456,546)	870,544,575
Beginning of period	—	3,843,609,615	2,973,065,040

End of period	$4,402,203	$3,604,153,069	$3,843,609,615

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

		iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$101,234,304	$70,322,524	$4,471,918	$5,956,846
Net realized gain (loss)	(461,244)	102,129,926	(12,234,927)	41,102,186
Net change in unrealized appreciation (depreciation)	(211,054,358)	292,894,503	(45,341,807)	(34,689,412)

Net increase (decrease) in net assets resulting from operations	(110,281,298)	465,346,953	(53,104,816)	12,369,620

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(92,664,851)	(76,469,201)	(5,674,714)	(4,841,317)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	613,390,828	(19,508,370)	(54,370,685)	(24,124,346)

NET ASSETS
Total increase (decrease) in net assets	410,444,679	369,369,382	(113,150,215)	(16,596,043)
Beginning of year	3,432,989,311	3,063,619,929	315,453,568	332,049,611

End of year	$3,843,433,990	$3,432,989,311	$202,303,353	$315,453,568

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Financial Highlights

(For a share outstanding throughout the period)

	iShares Environmental Infrastructure and Industrials ETF

	Period From
	11/01/22	(a)
	to 03/31/23

Net asset value, beginning of period	$25.10

Net investment income(b)	0.11
Net realized and unrealized gain(c)	2.34

Net increase from investment operations	2.45

Distributions from net investment income(d)		(0.04)

Net asset value, end of period	$27.51

Total Return(e)
Based on net asset value	9.76	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment income	1.01	%(h)

Supplemental Data
Net assets, end of period (000)	$4,402

Portfolio turnover rate(i)		13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global 100 ETF

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)

Net asset value, beginning of year	$75.96		$65.92	$44.71	$47.57	$45.54

Net investment income(b)	1.30	(c)	1.16	0.99	1.06	1.14
Net realized and unrealized gain (loss)(d)	(5.93)		10.08	21.16	(2.83)	1.97

Net increase (decrease) from investment operations	(4.63)		11.24	22.15	(1.77)	3.11

Distributions from net investment income(e)	(1.28)		(1.20)	(0.94)	(1.09)	(1.08)

Net asset value, end of year	$70.05		$75.96	$65.92	$44.71	$47.57

Total Return(f)
Based on net asset value	(6.02	)%(c)	17.11%	49.88%	(3.91)%	7.00%

Ratios to Average Net Assets(g)
Total expenses	0.41%		0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	0.40%		0.40%	N/A	0.40%	N/A

Net investment income	1.95	%(c)	1.58%	1.71%	2.11%	2.46%

Supplemental Data
Net assets, end of year (000)	$3,604,153		$3,843,610	$2,973,065	$1,855,568	$2,031,281

Portfolio turnover rate(h)	2%		2%	3%	5%	9%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)	Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Net investment income per share by $0.06.

• Total return by 0.08%.

• Ratio of net investment income to average net assets by 0.09%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Infrastructure ETF

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$50.78		$45.05	$33.89		$44.78	$42.73

Net investment income(a)	1.33		1.04	1.04		1.54	1.34
Net realized and unrealized gain (loss)(b)	(3.20)		5.84	11.14		(10.86)	2.10

Net increase (decrease) from investment operations	(1.87)		6.88	12.18		(9.32)	3.44

Distributions from net investment income(c)	(1.22)		(1.15)	(1.02)		(1.57)	(1.39)

Net asset value, end of year	$47.69		$50.78	$45.05		$33.89	$44.78

Total Return(d)
Based on net asset value	(3.74	)%(e)	15.54%	36.27	%(f)	(21.75)%	8.40%

Ratios to Average Net Assets(g)
Total expenses	0.41%		0.40%	0.43%		0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		N/A	N/A		N/A	N/A

Net investment income	2.81	%(e)	2.23%	2.57%		3.38%	3.15%

Supplemental Data
Net assets, end of year (000)	$3,843,434		$3,432,989	$3,063,620		$2,741,647	$2,825,830

Portfolio turnover rate(h)	19%		16%	25%		9%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Total return by 0.01%.

• Ratio of net investment income to average net assets by 0.01%.

(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Timber & Forestry ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$89.11		$85.14		$48.10	$63.82	$78.11

Net investment income(a)	1.40	(b)	1.58	(b)	0.78	0.79	1.57
Net realized and unrealized gain (loss)(c)		(17.13)	3.53		37.04	(15.27)	(14.25)

Net increase (decrease) from investment operations		(15.73)	5.11		37.82	(14.48)	(12.68)

Distributions from net investment income(d)		(1.64)		(1.14)	(0.78)	(1.24)	(1.61)

Net asset value, end of year	$71.74		$89.11		$85.14	$48.10	$63.82

Total Return(e)
Based on net asset value	(17.90	)%(b)	6.04	%(b)	79.23%	(23.04)%	(16.22)%

Ratios to Average Net Assets(f)
Total expenses		0.42%		0.41%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%		0.40%	N/A	N/A	0.46%

Net investment income	1.81	%(b)	1.78	%(b)	1.15%	1.30%	2.17%

Supplemental Data
Net assets, end of year (000)	$202,303		$315,454		$332,050	$173,178	$279,553

Portfolio turnover rate(g)		29%		18%	14%	10%	18%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2022 and March 31, 2023, respectively:

• Net investment income per share by $0.07 and $0.05.

• Total return by 0.09% and 0.07%.

• Ratio of net investment income to average net assets by 0.07% and 0.06%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Environmental Infrastructure and Industrials(a)	Non-diversified
Global 100	Diversified
Global Infrastructure	Diversified
Global Timber & Forestry	Non-diversified

(a)	The Fund commenced operations on November 01, 2022.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Global 100
Barclays Bank PLC	$582,061	$(582,061)	$—		$—

Global Infrastructure
BNP Paribas SA	$689,227	$(689,227)	$—		$—
BofA Securities, Inc.	76,353	(76,353)	—		—
HSBC Bank PLC	43,831	(43,831)	—		—
J.P. Morgan Securities LLC	1,839,432	(1,839,432)	—		—
Macquarie Bank Limited	2,719,014	(2,719,014)	—		—
Morgan Stanley & Co. LLC	1,795,392	(1,576,185)	—		219,207	(b)

	$7,163,249	$(6,944,042)	$—		$219,207

Global Timber & Forestry
BofA Securities, Inc.	$247,061	$(247,061)	$—		$—
J.P. Morgan Securities LLC	369,802	(369,802)	—		—

	$616,863	$(616,863)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Environmental Infrastructure and Industrials	0.47%
Global 100	0.40

For its investment advisory services to each of the iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global 100 ETF (the “Group 1 Fund”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

Pursuant to the current securities lending agreement, the iShares Environmental Infrastructure and Industrials ETF. iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF(the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Environmental Infrastructure and Industrials	$2
Global 100	11,635
Global Infrastructure	71,754
Global Timber & Forestry	4,910

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global 100	$18,169,944	$11,582,837	$(6,722,081)
Global Infrastructure	6,575,076	14,633,680	(3,281,391)
Global Timber & Forestry	2,729,869	2,431,572	(234,766)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Environmental Infrastructure and Industrials	$753,978	$748,497
Global 100	130,298,506	85,575,066
Global Infrastructure	736,377,585	659,281,717
Global Timber & Forestry	72,589,924	76,355,842

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Environmental Infrastructure and Industrials	$4,010,012	$—
Global 100	338,242,775	311,132,004
Global Infrastructure	926,884,181	401,111,730
Global Timber & Forestry	—	49,644,281

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Global 100	$170,781,074	$(170,781,074)
Global Infrastructure	92,715,152	(92,715,152)
Global Timber & Forestry	3,821,265	(3,821,265)

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 03/31/23

Environmental Infrastructure and Industrials
Ordinary income	$5,790

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

Global 100
Ordinary income	$66,133,768	$56,448,560

Global Infrastructure
Ordinary income	$92,664,851	$76,469,201

Global Timber & Forestry
Ordinary income	$5,674,714	$4,841,317

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Environmental Infrastructure and Industrials	$12,995	$(33,072)	$406,268		$386,191
Global 100	19,770,814	(138,980,093)	793,406,498		674,197,219
Global Infrastructure	17,618,492	(370,265,257)	234,159,640		(118,487,125)
Global Timber & Forestry	29,586	(27,091,323)	(30,721,313)		(57,783,050)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Environmental Infrastructure and Industrials	$3,981,429	$458,265	$(52,098)	$406,167
Global 100	2,802,627,816	997,547,403	(204,114,212)	793,433,191
Global Infrastructure	3,596,689,989	413,110,635	(178,948,178)	234,162,457
Global Timber & Forestry	231,660,638	9,022,380	(39,720,542)	(30,698,162)

9.	LINE OF CREDIT

The iShares Environmental Infrastructure and Industrials ETF, iShares Global 100 ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 03/31/23(a)

iShares ETF	Shares	Amount

Environmental Infrastructure and Industrials
Shares sold	160,000	$4,016,012

(a)	The Fund commenced operations on November 01, 2022.

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Global 100
Shares sold	5,700,000	$385,994,005	8,550,000	$627,959,649
Shares redeemed	(4,850,000)	(319,785,609)	(3,050,000)	(219,462,971)

	850,000	$66,208,396	5,500,000	$408,496,678

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Global Infrastructure
Shares sold	21,600,000	$1,019,069,803	5,600,000	$265,747,265
Shares redeemed	(8,600,000)	(405,678,975)	(6,000,000)	(285,255,635)

	13,000,000	$613,390,828	(400,000)	$(19,508,370)

Global Timber & Forestry
Shares sold	—	$(1,137)	1,380,000	$129,168,563
Shares redeemed	(720,000)	(54,369,548)	(1,740,000)	(153,292,909)

	(720,000)	$(54,370,685)	(360,000)	$(24,124,346)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the iShares Global Infrastructure ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

The iShares Global 100 ETF is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statement of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Environmental Infrastructure and Industrials ETF(1) iShares Global 100 ETF(2) iShares Global Infrastructure ETF(2) iShares Global Timber & Forestry ETF(2)

(1)	Statement of operations and statement of changes in net assets for the period November 1, 2022 (commencement of operations) to March 31, 2023.
(2)	Statements of operations for the year ended March 31, 2023 and statements of changes in net assets for each of the two years in the period ended March 31, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

Environmental Infrastructure and Industrials	$26,765
Global 100	83,155,055
Global Infrastructure	113,451,966
Global Timber & Forestry	3,912,298

The following amount, or maximum amount allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Business Income

Global 100	$319,732

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Environmental Infrastructure and Industrials	$15,292	$183
Global Infrastructure	81,875,964	7,422,358
Global Timber & Forestry	5,622,955	192,308

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Environmental Infrastructure and Industrials	64.36%
Global 100	60.68%
Global Infrastructure	37.45%

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Environmental Infrastructure and Industrials ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on September 21-22, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global 100 ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Global Infrastructure	$1.222854	$—	$—	$1.222854	100%	—%	—%	100%
Global Timber & Forestry	1.642848	—	—	1.642848	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

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iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-303-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Global Comm Services ETF | IXP | NYSE Arca

•  iShares Global Consumer Discretionary ETF | RXI | NYSE Arca

•  iShares Global Consumer Staples ETF | KXI | NYSE Arca

•  iShares Global Energy ETF | IXC | NYSE Arca

•  iShares Global Financials ETF | IXG | NYSE Arca

•  iShares Global Healthcare ETF | IXJ | NYSE Arca

•  iShares Global Industrials ETF | EXI | NYSE Arca

•  iShares Global Materials ETF | MXI | NYSE Arca

•  iShares Global Tech ETF | IXN | NYSE Arca

•  iShares Global Utilities ETF | JXI | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large-and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended March 31, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -7.44% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered somewhat in the reporting period’s second half, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies experienced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve (“Fed”) raised interest rates eight times, driving an increase in the value of the U.S. dollar relative to most other currencies. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some foods. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing modestly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices began to decline, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined substantially, pressured by slowing economic growth and a stronger U.S. dollar. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Comm Services ETF

Investment Objective

The iShares Global Comm Services ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the communication services sector, as represented by the S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(12.16)%	4.50%	4.43%	(12.16)%	24.62%	54.24%
Fund Market	(12.27)	4.42	4.42	(12.27)	24.14	54.06
Index	(12.49)	4.71	4.44	(12.49)	25.90	54.36

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Communication Services Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,229.40	$ 2.39		$ 1,000.00	$ 1,022.80	$ 2.17		0.43%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Global Comm Services ETF

Portfolio Management Commentary

Global communication services stocks declined during the reporting period amid macroeconomic and inflation-related headwinds. Revenues for media and entertainment companies were challenged by a downturn in advertising spending and increased competition for subscribers as more companies pivoted away from legacy TV toward streaming. Additionally, stagnating subscriber growth in broadband services pressured companies in the cable and satellite industry.

U.S. communication services stocks, which represented 65% of the Index on average during the reporting period, detracted the most from the Index’s return. The media and entertainment industry led the decline. Rising inflation cut into revenues for companies focused on search and digital advertising, leading to hiring slowdowns, layoffs, and other methods of cost-cutting. Many U.S. and global businesses reduced their marketing budgets amid economic uncertainty, dampening prospects for U.S. companies that derive a substantial portion of their revenue from online advertisements. Some U.S. media and entertainment companies encountered stiff competition for subscribers from foreign-owned video and social media platforms, exacerbating the industry downturn. Similarly, costs associated with acquiring and maintaining subscribers on streaming platforms curbed the profits of an entertainment conglomerate. Inflation’s effect on consumer spending habits also weighed on the company’s performance, as its theme park revenues fell short of analyst expectations. Stocks of U.S. cable and satellite companies declined markedly during the reporting period. Market share gains by wireless telecommunications firms in broadband internet contributed to flat subscriber numbers for major cable providers.

South Korean interactive media and services companies detracted from the Index’s performance, as investor concerns over the planned acquisition of a U.S. e-commerce site weighed on a top online portal operator. In Japan, entertainment stocks weighed on performance as a manufacturer of gaming systems lowered its financial outlook based on weakening demand. On the upside, the Chinese interactive media and services industry contributed to the Index’s return, buoyed by an easing of China’s coronavirus pandemic-related restrictions.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Interactive Media & Services	47.6%
Diversified Telecommunication Services	19.4
Entertainment	15.8
Media	9.4
Wireless Telecommunication Services	7.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	66.9%
China	10.4
Japan	7.3
Canada	2.7
Germany	2.3
United Kingdom	2.2
France	1.4
Spain	1.3
Australia	1.1
South Korea	1.1
Other (each representing less than 1%)	3.3

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Consumer Discretionary ETF

Investment Objective

The iShares Global Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer discretionary sector, as represented by the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.12)%	6.66%	9.44%	(6.12)%	38.02%	146.45%
Fund Market	(6.27)	6.63	9.42	(6.27)	37.83	146.09
Index	(6.66)	6.77	9.46	(6.66)	38.78	146.93

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 22, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary Sector IndexTM. Index performance beginning on September 23, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,192.00	$ 2.30		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Global Consumer Discretionary ETF

Portfolio Management Commentary

Global consumer discretionary stocks declined for the reporting period, as supply chain disruptions diminished inventories and rising inflation led consumers to focus their spending more on essentials than on discretionary items. In the U.S., which represented approximately 59% of the Index on average, automobile manufacturers detracted the most from the Index’s performance, followed by the internet and direct marketing retail industry.

A substantial decline in new car sales during the reporting period weighed on the U.S. automobiles and components industry. In 2022, the annual total of new vehicle purchases in the U.S. dropped to its lowest level since 2011. Several factors slowed automobile production, including a global shortage of semiconductor chips, the continuing war in Ukraine, and COVID-19-related lockdowns in China that shut down factories. Against this backdrop, investors lost confidence in a leading maker of electric vehicles as signs emerged of weakening demand for its products in the U.S. and China. The internet and direct marketing retail industry in the U.S. also weighed on the Index’s performance. Sales declined for some large online retailers as U.S. consumers embraced shopping at brick-and-mortar stores. The markets also reacted negatively to projections of weak holiday sales coupled with historically high operating costs.

The Japanese automobiles and components industry ended the reporting period lower as inventory shortfalls translated into weak vehicle sales. Consumer durables equities in Japan also trailed, following the broader Japanese market lower in August 2022 amid investor concerns that interest rate raises by the Fed could depress economic activity. In China, stocks of e-commerce companies fell due to investor concerns about stricter government regulation in the wake of a consolidation of power by President Xi Jinping.

On the upside, the consumer durables industry in France and Switzerland supported the Index’s performance, benefiting from robust year-over-year growth in sales for luxury fashion retailers. Dutch internet and direct marketing retail stocks also contributed, as the food service businesses of an e-commerce conglomerate showed robust growth.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Consumer Discretionary Distribution & Retail	34.8%
Automobiles & Components	25.4
Consumer Services	19.9
Consumer Durables & Apparel	19.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	56.4%
Japan	11.6
France	7.5
China	7.3
Germany	3.7
United Kingdom	2.5
Switzerland	1.8
Netherlands	1.7
Italy	1.6
Spain	1.3
Canada	1.2
Australia	1.2
Other (each representing less than 1%)	2.2

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Consumer Staples ETF

Investment Objective

The iShares Global Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer staples sector, as represented by the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.56%	6.80%	6.58%	1.56%	38.95%	89.07%
Fund Market	1.75	6.80	6.57	1.75	38.94	88.90
Index	1.17	6.70	6.51	1.17	38.30	87.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Consumer Staples Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,163.90	$ 2.27		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® Global Consumer Staples ETF

Portfolio Management Commentary

Despite rising interest rates and concerns about an economic slowdown, global consumer staples stocks advanced slightly for the reporting period. Because consumer staples products are typically in demand regardless of the economic environment, consumer staples stocks are often less affected by negative economic trends. Nonetheless, in an environment of elevated inflation, consumers reduced their purchases of some goods and increasingly sought bargains and purchased off-brand products.

U.S. stocks contributed the most to the Index’s return, led by the soft drinks and non-alcoholic beverages industry. U.S. consumer spending grew notably amid low unemployment and rising wages. Sales and profits in the industry grew as grocery shoppers responded to high inflation by increasing purchases of packaged foods relative to fresh foods such as meat and produce. Consumers’ willingness to tolerate price increases for the convenience of pre-packaged foods allowed companies in the industry to offset higher costs of inputs and transportation. Consequently, the industry’s profit margins remained healthy despite the economic headwinds. Sales of energy drinks also grew, as new varieties with vitamins and alternative sweeteners boosted sales.

The French personal care products industry also contributed to the Index’s performance amid strong sales of cosmetics. Despite high inflation, many consumers viewed personal care products to be a small luxury for which they were willing to pay higher prices. Strong demand from North America and Europe helped offset declines in Asian sales due to China’s COVID-19 lockdowns. The stock of a Swedish company in the food, beverage, and tobacco industry also gained amid a move toward smokeless products before being acquired by a large multinational company.

On the downside, Swiss consumer staples stocks declined, particularly the packaged foods and meats industry. Sales of branded items declined as consumers reduced their purchases following price increases. Furthermore, higher prices were insufficient to cover the rise in input costs, pressuring profit margins. To support earnings, the industry eliminated some less profitable product lines in an effort to bolster profitability at the expense of overall revenue growth.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Packaged Foods & Meats	20.9%
Household Products	14.9
Consumer Staples Merchandise Retail	14.1
Soft Drinks & Non-alcoholic Beverages	12.6
Personal Care Products	9.4
Tobacco	8.8
Food Retail	6.9
Distillers & Vintners	5.1
Brewers	4.3
Agricultural Products & Services	1.4
Food Distributors	1.0
Other (each representing less than 1%)	0.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	58.0%
United Kingdom	11.6
Switzerland	8.8
Japan	5.4
France	5.2
Canada	2.0
Netherlands	1.7
Belgium	1.6
Australia	1.5
Mexico	1.1
Other (each representing less than 1%)	3.1

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Energy ETF

Investment Objective

The iShares Global Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the energy sector, as represented by the S&P Global 1200 Energy Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On February 16, 2023, the Board approved a proposal to change the Fund’s index to S&P Global 1200 Energy 4.5/22.5/45 Capped Index. This change became effective on April 20, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	9.39%	7.06%	3.33%	9.39%	40.63%	38.75%
Fund Market	9.43	7.05	3.33	9.43	40.60	38.80
Index	8.45	6.52	3.01	8.45	37.15	34.55

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,164.30	$ 2.37		$ 1,000.00	$ 1,022.70	$ 2.22		0.44%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

11

Fund Summary as of March 31, 2023 (continued)	iShares® Global Energy ETF

Portfolio Management Commentary

Global energy stocks advanced during the reporting period as higher natural gas prices throughout 2022 offset declining oil prices. U.S. natural gas futures climbed to a 14-year high in August 2022 when Russia announced plans to shut down a natural gas pipeline to Europe, complicating efforts to refill supplies ahead of the winter. However, an unseasonably warm winter weakened demand for natural gas, sending prices for the fuel sharply lower during the first three months of 2023. U.S. supplies of natural gas uncharacteristically outstripped demand during the winter months. Meanwhile, oil prices retreated from highs reached in the months following Russia’s invasion of Ukraine as rising interest rates and high inflationary pressures weakened the outlook for global economic growth. COVID-19 related lockdowns in China, the world’s largest importer of oil, also weakened global demand. Dropping prices led the Organization of the Petroleum Exporting Countries (“OPEC”) and other allied countries to agree in October 2022 to cut supplies to stimulate a rebound in prices.

Oil, gas, and consumable fuels companies in the U.S. contributed the most to the Index’s stronger performance as stocks in the sector posted record profits. Some large oil companies also used excess cash to buy back their own stock and raise dividends.

British oil, gas, and consumable fuels companies also contributed to the Index’s performance as they, too, reported record profits, bought back their own stock, and increased dividend payments. Some companies scaled back plans to reduce production to reduce carbon emissions and instead announced plans to increase investments in the oil and gas industry.

Conversely, Canadian oil, gas, and consumable fuels companies detracted from the Index, particularly those that operate pipelines. A shortage of skilled workers, inflationary pressures, and contractor disputes added to escalating expenses for a planned pipeline from gas fields in British Columbia to a Pacific Ocean port. In addition, outages at U.S. refineries and a global glut of high sulfur fuel oil weakened demand for Western Canada Select crude oil.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Integrated Oil & Gas	56.2%
Oil & Gas Exploration & Production	20.8
Oil & Gas Storage & Transportation	9.6
Oil & Gas Refining & Marketing	7.8
Oil & Gas Equipment & Services	5.2
Other (each representing less than 1%)	0.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	60.9%
United Kingdom	12.2
Canada	11.4
France	5.3
Australia	2.4
Italy	1.6
Brazil	1.6
Norway	1.4
Other (each representing less than 1%)	3.2

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Financials ETF

Investment Objective

The iShares Global Financials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the financials sector, as represented by the S&P Global 1200 Financials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(9.86)%	2.85%	6.35%	(9.86)%	15.07%	85.08%
Fund Market	(9.90)	2.74	6.30	(9.90)	14.48	84.21
Index	(10.35)	2.83	6.38	(10.35)	14.98	85.62

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,143.70	$ 2.30		$ 1,000.00	$ 1,022.80	$ 2.17		0.43%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2023 (continued)	iShares® Global Financials ETF

Portfolio Management Commentary

Global financials stocks declined for the reporting period. From a country perspective, U.S. stocks, which constituted approximately 52% of the Index on average during the reporting period, were the leading detractor from the Index’s return. The U.S. banks industry detracted the most from the Index’s performance. Near the end of the reporting period, bank stock prices dropped sharply lower following the failure of two regional U.S. banks in the largest collapse for the industry since 2008. The banks, which both had a high percentage of uninsured deposits, were unable to meet a surge in customer withdrawals. The government intervened to help depositors and provide liquidity in order to maintain the stability of the financial system. The disruption created by the failures led to increased scrutiny of the industry by investors. While banks often profit when interest rates are rising since they charge higher interest on loans, the inflationary environment during the reporting period curbed consumer spending on big-ticket purchases that often require financing from banks. Notably, new mortgage loans slowed, a consequence of higher interest rates and increasingly less affordable housing prices.

The U.S. financial services industry also negatively impacted the Index’s return. Stocks of large conglomerates that own diverse businesses dropped following a broad decline in the equities of their underlying companies, while revenues for bond rating firms in the financial exchanges and data industry dropped amid a slowdown in bond issuance. Also within financial services, investment banking and brokerage companies with large holdings of bonds with declining value weighed on performance. Investors became concerned about some financial services companies facing the same liquidity issues as the failed regional banks, though the companies in question insisted their cash positions were strong.

Bank stocks in Canada detracted from the Index’s performance, as economic uncertainty led Canadian banks to set aside a significant portion of capital to cover potential loan losses, which pressured earnings. Similarly, Australian banks were notable detractors as interest rate raises by the Reserve Bank of Australia weakened the housing market and the economic outlook.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Banks	38.8%
Insurance	20.9
Financial Services	20.3
Capital Markets	17.8
Consumer Finance	2.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	54.6%
Canada	7.2
United Kingdom	5.1
Australia	4.4
Japan	4.4
Switzerland	3.0
Germany	2.7
France	2.4
China	2.3
Hong Kong	2.2
Sweden	1.7
Italy	1.6
Netherlands	1.6
Spain	1.5
Singapore	1.5
Brazil	1.0
Other (each representing less than 1%)	2.8

(a)	Excludes money market funds.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Healthcare ETF

Investment Objective

The iShares Global Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the healthcare sector, as represented by the S&P Global 1200 Health Care Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.44)%	10.07%	10.34%	(3.44)%	61.53%	167.40%
Fund Market	(3.73)	10.00	10.31	(3.73)	61.07	166.80
Index	(3.73)	10.05	10.39	(3.73)	61.39	168.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,112.70	$ 2.21		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2023 (continued)	iShares® Global Healthcare ETF

Portfolio Management Commentary

Global healthcare stocks declined slightly during the reporting period. Rising interest rates made the relatively small dividends on healthcare stocks unattractive when compared to investment in the bond markets. Merger and acquisition activity among biotechnology and pharmaceutical companies dropped in 2022 to the lowest levels in years amid heightened U.S. regulatory scrutiny to prevent monopolies in the sector. In this environment, the number of new biotechnology companies launching initial public offerings to raise capital also tightened after two record-setting years.

U.S. companies in the healthcare equipment and supplies industry detracted the most from the Index’s performance. Although demand for elective surgical procedures mostly rebounded from lows during the height of the COVID-19 pandemic, global supply chain pressures, compounded by geopolitical tensions, and rising fuel and energy costs weakened sales and earnings. Lockdowns in China related to the coronavirus pandemic, ongoing high inflation, and foreign exchange losses from the stronger U.S. dollar also pressured financial performance. In addition, a new federal law, the Inflation Reduction Act, gave the government more power to negotiate for lower prescription drug prices with pharmaceutical companies. The stock of a major drugstore chain in the healthcare services industry dropped after a federal healthcare agency downgraded its rating on a prescription drug plan, reducing payments from the government.

Swiss companies in the pharmaceuticals, biotechnology, and life sciences industry also detracted from the Index’s return. Demand for COVID-19 treatments and diagnostic testing kits declined as vaccines against the virus expanded. Russia’s invasion of Ukraine complicated clinical drug trials conducted by a Swiss pharmaceutical company, as a portion of the patients in the studies came from the two warring countries. Competitors’ biosimilar drugs, which have similar active properties as older, licensed drugs, also weakened sales.

Conversely, the pharmaceuticals industry in Denmark contributed to the Index’s performance. The industry benefited from soaring sales and profits from a new anti-obesity drug, outstripping projections. However, the high cost of the drug, lack of insurance coverage, and production delays limited sales growth.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Pharmaceuticals	41.3%
Health Care Equipment & Supplies	18.5
Health Care Providers & Services	15.7
Biotechnology	13.6
Life Sciences Tools & Services	10.7
Health Care Technology	0.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	70.7%
Switzerland	7.9
Japan	4.7
Denmark	4.4
United Kingdom	4.3
France	2.8
Germany	2.1
Australia	1.8
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Industrials ETF

Investment Objective

The iShares Global Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the industrials sector, as represented by the S&P Global 1200 Industrials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	0.22%	6.39%	8.64%	0.22%	36.31%	129.11%
Fund Market	(0.04)	6.32	8.61	(0.04)	35.88	128.38
Index	(0.38)	6.42	8.65	(0.38)	36.51	129.31

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,274.50	$ 2.38		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2023 (continued)	iShares® Global Industrials ETF

Portfolio Management Commentary

Global industrials stocks declined slightly during the reporting period, as manufacturing activity slowed and investors expressed concern over the impacts of a prolonged slowing of economic growth, even as earnings for many companies in the sector improved. Supply-chain constraints led to parts shortages that slowed the delivery of goods. Rising costs of raw materials and fuel also weighed on the profitability of industrials companies.

Japanese industrials stocks, which comprised approximately 14% of the index on average during the reporting period, were the leading detractors from the Index’s performance. Growth among companies within Japan’s professional services industry weakened as a global economic slowdown weighed on demand for their services. Although headquartered in Japan, these companies operate as international conglomerates with business divisions across a wide range of consumer-centric services, including residential real estate, payments, travel booking, and employment websites. As such, these companies were exposed to declines in U.S. labor activity through their ownership of major online job search engines serving that market, which generate a significant portion of their revenue. U.S. job listings decreased sharply, putting a strain on operational margins. Being online businesses, these companies were also exposed to a persistent selloff affecting stocks of U.S. companies broadly focused on technology. Domestically, these Japanese conglomerates felt the impact of rising inflation on consumer and business spending. A weakened Japanese yen also increased the cost of imports, contributing to record trade deficits.

On the upside, the German capital goods industry was a notable contributor to the Index’s performance, as demand for industrial goods remained strong in the face of macroeconomic headwinds. Industrial conglomerates reported a record-high backlog of orders and an increase in revenues across multiple business units. These conglomerates continued expansion in newer areas of growth, while divesting less strategic businesses.

The French capital goods industry also contributed to performance, led by aerospace and defense companies. A sizable increase in French defense spending and growing demand for engine parts from airplane manufacturers lifted investor sentiment.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Capital Goods	67.2%
Transportation	18.6
Commercial & Professional Services	14.2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	53.4%
Japan	13.8
France	7.4
United Kingdom	4.7
Germany	4.3
Canada	3.7
Sweden	3.4
Switzerland	2.5
Denmark	1.4
Australia	1.0
Other (each representing less than 1%)	4.4

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Materials ETF

Investment Objective

The iShares Global Materials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the materials sector, as represented by the S&P Global 1200 Materials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(6.77)%	7.77%	6.27%	(6.77)%	45.38%	83.76%
Fund Market	(6.89)	7.64	6.29	(6.89)	44.47	83.98
Index	(7.24)	7.87	6.39	(7.24)	46.08	85.71

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,255.80	$ 2.36		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2023 (continued)	iShares® Global Materials ETF

Portfolio Management Commentary

Global materials stocks declined during the reporting period. Rising interest rates and the slowing global economic outlook weakened metals prices from the high levels reached in the months after Russia’s invasion of Ukraine disrupted world markets. In addition, rising expenses for mining extraction and production pressured profit margins for mining companies, as the cost of labor, diesel and other energy, explosives, and raw materials increased. Extreme weather, leading to floods and droughts, disrupted mining operations and reduced output.

U.S. stocks detracted the most from the Index’s performance, led by the metals and mining industry. A sharp drop in gold prices sent the stock prices of U.S. gold mining companies lower. After starting the reporting period at historically high levels, with Russia’s invasion of Ukraine raising geopolitical uncertainty, gold prices trended lower amid rising interest rates and a stronger U.S. dollar. Although gold prices rallied higher beginning in November, high production costs weighed on the profit margins of gold mining companies. The stocks of copper mining companies also fell. Copper prices dropped sharply over the first four months of the reporting period as the global economic outlook worsened and COVID-19 related lockdowns in China weakened demand in the world’s largest market for the metal.

Stocks of British companies in the materials sector also detracted from the Index’s performance. British metals and mining companies warned that logistical bottlenecks, extreme weather, and lingering production issues related to the COVID-19 pandemic would likely weaken production of various metals for several years. The lower production expectations, combined with escalating production costs, weakened the earnings outlook for the industry.

Canadian companies in the metals and mining industry also detracted from the Index’s return. Gold mining companies struggled to raise production, even as gold prices rebounded late in the reporting period, as repairs and upgrades stalled operations. Meanwhile, slumping copper prices, combined with escalated costs and operational challenges, squeezed profit margins for copper mining companies.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Chemicals	47.9%
Metals & Mining	39.3
Construction Materials	6.1
Containers & Packaging	4.9
Paper & Forest Products	1.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	37.2%
Australia	12.0
United Kingdom	9.1
Canada	7.7
Japan	6.5
Switzerland	4.7
France	4.6
Germany	3.3
Brazil	2.7
South Korea	2.0
Ireland	1.9
Netherlands	1.4
Taiwan	1.1
Finland	1.1
Other (each representing less than 1%)	4.7

(a)	Excludes money market funds.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Tech ETF

Investment Objective

The iShares Global Tech ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the technology sector, as represented by the S&P Global 1200 Information Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On February 16, 2023, the Board approved a proposal to change the Fund’s index to S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index. This change became effective on April 20, 2023.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(5.34)%	16.62%	17.80%	(5.34)%	115.71%	414.74%
Fund Market	(5.60)	16.54	17.79	(5.60)	114.94	414.24
Index	(5.49)	16.76	17.94	(5.49)	117.05	420.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,291.50	$ 2.40		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2023 (continued)	iShares® Global Tech ETF

Portfolio Management Commentary

Global information technology stocks declined moderately during the reporting period, as the return to pre-pandemic life and looming recession concerns weighed on companies’ growth. The reopening of physical restaurants and stores encouraged consumers to spend less time and money online. Businesses that were avid buyers of computing equipment in the early days of the pandemic scaled back purchases, softening demand. Persistently high inflation, especially in the U.S., limited what households opted to spend on technology and e-commerce.

U.S. information technology stocks, which comprised approximately 82% of the Index on average during the reporting period, were the largest detractor from the Index’s return, led by the U.S. information technology services industry. Online payment providers experienced a slowdown in growth amid a decline in transaction volumes. Meanwhile, more established companies in the industry faced increasing competition for e-commerce payment activity from newer applications. Companies in the industry cut revenue forecasts, further dampening sentiment among investors who believed that this signaled difficulties in generating organic growth in an increasingly challenging economy.

The U.S. software and services industry also detracted notably from the Index’s return, as demand for both hardware and software diminished and global shipments of computers fell significantly. Schools, governments, and businesses exhausted their need for computing equipment to facilitate remote working and learning, while high inflation and recession fears curtailed corporate spending on cloud services and personal computers. Consumer interest in videogaming waned, dampening appetite for gaming computer cards and consoles. Currency fluctuations put further strain on revenues, as a strengthening U.S. dollar translated into reduced earnings from non-U.S. sales.

Companies in the Taiwanese semiconductor industry also weighed on performance. Global demand for chips slowed, while investors expressed concerns about the impact of new U.S. restrictions on technology exports to China on the industry.

Additionally, the South Korean technology hardware and equipment industry modestly detracted from the Index’s return. Memory chip producers faced an oversupply of inventory, fueling a decline in profitability.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Software	31.6%
Semiconductors & Semiconductor Equipment	28.6
Technology Hardware, Storage & Peripherals	26.4
IT Services	5.3
Electronic Equipment, Instruments & Components	4.8
Communications Equipment	3.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	81.3%
Taiwan	4.1
Japan	3.7
South Korea	3.2
Netherlands	2.7
Germany	1.8
Canada	1.2
Other (each representing less than 1%)	2.0

(a)	Excludes money market funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Global Utilities ETF

Investment Objective

The iShares Global Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the utilities sector, as represented by the S&P Global 1200 Utilities (Sector) Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(4.93)%	7.67%	7.12%	(4.93)%	44.69%	98.91%
Fund Market	(5.39)	7.59	7.12	(5.39)	44.17	98.88
Index	(5.64)	7.29	6.78	(5.64)	42.14	92.67

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,122.40	$ 2.38		$ 1,000.00	$ 1,022.70	$ 2.27		0.45%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2023 (continued)	iShares® Global Utilities ETF

Portfolio Management Commentary

Global utilities stocks declined for the reporting period in an environment of rising interest rates and elevated inflation. Bond yields rose along with interest rates, making bonds a more attractive investment for yield-seeking investors relative to the regular dividends paid by most utilities companies. Higher interest rates also drove borrowing costs higher, which negatively impacted the highly indebted utilities sector.

U.S. utilities detracted the most from the Index’s performance as the Fed raised interest rates eight times, sending U.S. bond yields higher and weighing on the value of utilities stocks. Within the sector, multi-utilities were the largest source of weakness. Disappointing financial performance led a large company in the industry to conduct a strategic review of its finances. Increased costs of fuel, supply chain disruptions, and elevated inflation drove higher utility rates for customers and negatively impacted the industry’s finances. After regulators took an unfavorable stance regarding commitments for a planned investment in a wind project, a negotiated settlement removed a guaranteed energy performance threshold that required the company to pay the entirety of replacement costs for replacement energy generation. Electric utilities stocks also declined, as lower than expected revenues weighed on the industry. High levels of variable-rate debt also worked against profitability, as rising interest rates increased financing expenses.

Canadian utilities also detracted from the Index’s performance, as disappointing earnings and higher borrowing costs in the multi-utilities industry prompted concern from investors about the sustainability of dividend payments. The Danish electric utilities industry faced earnings pressure from higher interest rates and cost inflation, and the deteriorating outlook prompted a write-down of the value of a large wind project.

On the upside, Spanish and French utilities companies contributed modestly to the Index’s return. Investments in expanding capacity in North and South America helped the Spanish electric utilities industry to offset declining domestic earnings. In France, the multi-utilities industry benefited from higher natural gas prices early in the reporting period, boosting profitability and driving a planned dividend increase.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Electric Utilities	61.1%
Multi-Utilities	28.9
Gas Utilities	3.9
Water Utilities	3.1
Independent Power and Renewable Electricity Producers	3.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	64.5%
United Kingdom	6.7
Spain	6.4
Italy	4.6
Canada	4.1
Germany	3.8
France	3.3
Japan	2.0
Australia	1.1
Denmark	1.1
Portugal	1.0
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	25

Schedule of Investments March 31, 2023	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
SEEK Ltd.	24,696	$399,213
Telstra Corp. Ltd.	811,324	2,297,184

		2,696,397

Canada — 2.7%
BCE Inc.	64,032	2,868,292
Rogers Communications Inc., Class B, NVS	24,605	1,140,405
Shaw Communications Inc., Class B, NVS	31,483	942,044
TELUS Corp.	100,169	1,988,557

		6,939,298

China — 10.4%
Baidu Inc.(a)	159,300	3,001,414
Kuaishou Technology(a)(b)	137,600	1,058,050
NetEase Inc.	128,600	2,270,159
Tencent Holdings Ltd.	416,300	20,344,287

		26,673,910

Finland — 0.3%
Elisa OYJ	10,544	635,923

France — 1.3%
Orange SA	132,594	1,575,240
Publicis Groupe SA	16,607	1,296,339
Vivendi SE	56,523	571,535

		3,443,114

Germany —2.3%
Deutsche Telekom AG, Registered	245,096	5,939,238

Italy —0.1%
Telecom Italia SpA/Milano(a)	719,185	237,175

Japan — 7.3%
Dentsu Group Inc.	15,800	556,923
KDDI Corp.	110,000	3,392,152
Nexon Co. Ltd.	31,700	756,957
Nintendo Co. Ltd.	82,100	3,188,892
Nippon Telegraph & Telephone Corp.	160,200	4,787,211
SoftBank Corp.	195,000	2,251,040
SoftBank Group Corp.	83,500	3,282,677
Z Holdings Corp.	186,900	529,946

		18,745,798

Mexico — 0.7%
America Movil SAB de CV	1,387,459	1,457,525
Grupo Televisa SAB, CPO	185,020	195,801
Sitios Latinoamerica SAB de CV(a)	1,760	728

		1,654,054

Netherlands — 0.8%
Koninklijke KPN NV	223,921	791,240
Universal Music Group NV	53,483	1,354,443

		2,145,683

Norway —0.2%
Telenor ASA	45,068	528,430

South Korea — 1.1%
Kakao Corp.	21,895	1,036,921
NAVER Corp.	10,481	1,642,278

		2,679,199

Spain — 1.3%
Cellnex Telecom SA(b)	41,664	1,620,214

Security	Shares	Value

Spain (continued)
Telefonica SA	405,523	$1,746,512

		3,366,726

Sweden — 0.4%
Embracer Group AB(a)(c)	58,176	272,691
Tele2 AB, Class B	39,108	389,245
Telia Co. AB	171,337	435,069

		1,097,005

Switzerland — 0.4%
Swisscom AG, Registered	1,782	1,137,222

Taiwan — 0.4%
Chunghwa Telecom Co. Ltd.	267,120	1,050,021

United Kingdom — 2.2%
Auto Trader Group PLC(b)	67,831	517,394
BT Group PLC	489,876	882,427
Informa PLC	99,380	851,831
Rightmove PLC	61,060	425,016
Vodafone Group PLC	1,881,811	2,075,820
WPP PLC	75,477	896,735

		5,649,223

United States — 66.7%
Activision Blizzard Inc.	50,008	4,280,185
Alphabet Inc., Class A(a)	305,932	31,734,326
Alphabet Inc., Class C, NVS(a)	266,697	27,736,488
AT&T Inc.	500,511	9,634,837
Charter Communications Inc., Class A(a)	7,396	2,644,884
Comcast Corp., Class A	295,378	11,197,780
DISH Network Corp., Class A(a)	17,398	162,323
Electronic Arts Inc.	18,290	2,203,030
Fox Corp., Class A, NVS	20,846	709,806
Fox Corp., Class B	9,626	301,390
Interpublic Group of Companies Inc. (The)	27,278	1,015,833
Live Nation Entertainment Inc.(a)	10,008	700,560
Match Group Inc.(a)	19,609	752,789
Meta Platforms Inc, Class A(a)	153,885	32,614,387
Netflix Inc.(a)	31,271	10,803,505
News Corp., Class A, NVS	26,704	461,178
News Corp., Class B	8,311	144,861
Omnicom Group Inc.	14,235	1,342,930
Paramount Global, Class B, NVS	35,456	791,023
Take-Two Interactive Software Inc.(a)	11,132	1,328,048
T-Mobile U.S. Inc.(a)	41,590	6,023,896
Verizon Communications Inc.	288,180	11,207,320
Walt Disney Co. (The)(a)	108,916	10,905,759
Warner Bros. Discovery Inc.(a)(c)	155,170	2,343,067

		171,040,205

Total Common Stocks — 99.7% (Cost: $284,959,057)		255,658,621

Preferred Stocks

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS(a)	422,595	135,853

Total Preferred Stocks — 0.0% (Cost: $301,043)		135,853

Total Long-Term Investments — 99.7% (Cost: $285,260,100)		255,794,474

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	1,023,737	$1,024,044
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	540,000	540,000

Total Short-Term Securities — 0.6% (Cost: $1,564,234)		1,564,044

Total Investments — 100.3% (Cost: $286,824,334)		257,358,518

Liabilities in Excess of Other Assets — (0.3)%		(818,353)

Net Assets — 100.0%		$256,540,165

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,023,535	(a)	$—	$699	$(190)	$1,024,044	1,023,737	$10,328	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	330,000	210,000	(a)	—	—	—	540,000	540,000	7,542		—

					$699	$(190)	$1,564,044		$17,870		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	10	06/08/23	$152	$4,682
E-Mini S&P Communication Services Select Sector Index	6	06/16/23	459	17,560
Euro STOXX 50 Index	2	06/16/23	92	3,522

				$25,764

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® Global Comm Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$25,764	$—	$—	$—	$25,764

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(32,611)	$—	$—	$—	$(32,611)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$32,579	$—	$—	$—	$32,579

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$312,216

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments

Common Stocks	$179,633,557	$76,025,064	$—	$255,658,621

Preferred Stocks	—	135,853	—	135,853
Short-Term Securities
Money Market Funds	1,564,044	—	—	1,564,044

	$181,197,601	$76,160,917	$—	$257,358,518

Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,560	$8,204	$—	$25,764

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.2%
Aristocrat Leisure Ltd.	36,867	$921,768
Lottery Corp. Ltd. (The)	124,827	429,325
Wesfarmers Ltd.	63,590	2,149,247

		3,500,340

Brazil — 0.1%
Lojas Renner SA	53,987	176,497
Magazine Luiza SA(a)	155,896	101,809

		278,306

Canada — 1.2%
Canadian Tire Corp. Ltd., Class A, NVS	3,008	392,542
Dollarama Inc.	15,954	953,463
Gildan Activewear Inc.	10,143	336,974
Magna International Inc.	14,955	801,030
Restaurant Brands International Inc.	17,155	1,151,664

		3,635,673

Chile — 0.0%
Falabella SA	41,874	96,297

China — 7.2%
Alibaba Group Holding Ltd.(a)	867,900	10,992,376
ANTA Sports Products Ltd.	60,600	879,858
BYD Co. Ltd., Class H	49,000	1,441,391
JD.com Inc., Class A	134,800	2,943,519
Li Ning Co. Ltd.	131,500	1,034,104
Meituan, Class B(a)(b)	264,400	4,796,802

		22,088,050

Denmark — 0.2%
GN Store Nord A/S(a)	7,694	172,520
Pandora A/S	5,355	514,017

		686,537

France — 7.5%
Accor SA(a)	9,536	310,026
Cie. Generale des Etablissements Michelin SCA	40,048	1,224,198
Hermes International	1,953	3,955,324
Kering SA	4,036	2,633,198
LVMH Moet Hennessy Louis Vuitton SE	14,650	13,447,357
Renault SA(a)	11,609	473,138
Sodexo SA	4,713	460,321
Valeo	13,099	268,788

		22,772,350

Germany —3.0%
adidas AG	10,018	1,775,915
Bayerische Motoren Werke AG	17,893	1,961,048
Continental AG	6,057	453,847
Delivery Hero SE(a)(b)	10,651	363,358
Mercedes-Benz Group AG	43,774	3,366,341
Puma SE	5,793	359,122
Volkswagen AG	1,662	285,075
Zalando SE(a)(b)	12,562	526,480

		9,091,186

Ireland — 0.5%
Flutter Entertainment PLC, Class DI(a)	8,592	1,563,497

Italy —1.6%
Ferrari NV	7,176	1,944,578
Moncler SpA	11,704	808,413

Security	Shares	Value

Italy (continued)
Stellantis NV	121,307	$2,206,122

		4,959,113

Japan — 11.6%
Aisin Corp.	10,400	286,650
Bandai Namco Holdings Inc.	37,500	808,468
Bridgestone Corp.	34,400	1,397,421
Denso Corp.	28,400	1,603,106
Fast Retailing Co. Ltd.	10,500	2,298,581
Honda Motor Co. Ltd.	95,843	2,535,159
Isuzu Motors Ltd.	34,900	417,089
Nissan Motor Co. Ltd.	132,400	501,079
Nitori Holdings Co. Ltd.	4,900	591,733
Oriental Land Co. Ltd./Japan	65,500	2,242,669
Pan Pacific International Holdings Corp.	30,200	584,256
Panasonic Holdings Corp.	130,700	1,169,387
Rakuten Group Inc.	50,400	235,055
Sekisui House Ltd.	38,600	786,716
Shimano Inc.	4,700	814,913
Sony Group Corp.	70,800	6,448,703
Subaru Corp.	34,488	550,553
Sumitomo Electric Industries Ltd.	44,400	570,403
Suzuki Motor Corp.	27,400	997,837
Toyota Motor Corp.	705,000	10,035,956
Yamaha Motor Co. Ltd.	19,513	510,671

		35,386,405

Netherlands — 1.7%
Prosus NV	65,293	5,112,703

South Korea — 0.7%
Hyundai Motor Co.	7,908	1,125,091
Kia Corp.	15,004	936,371

		2,061,462

Spain — 1.3%
Amadeus IT Group SA(a)	25,264	1,694,798
Industria de Diseno Textil SA	62,924	2,113,944

		3,808,742

Sweden — 0.7%
Electrolux AB, Class B	13,063	158,773
Evolution AB(b)	10,736	1,438,391
H & M Hennes & Mauritz AB, Class B	40,139	573,889

		2,171,053

Switzerland — 1.8%
Cie. Financiere Richemont SA, Class A, Registered	29,258	4,691,697
Swatch Group AG (The), Bearer	1,622	558,602
Swatch Group AG (The), Registered	3,139	199,033

		5,449,332

United Kingdom — 2.4%
Barratt Developments PLC	56,915	327,533
Berkeley Group Holdings PLC	6,358	329,395
Burberry Group PLC	22,705	727,010
Compass Group PLC	100,130	2,516,421
Entain PLC	33,024	512,866
InterContinental Hotels Group PLC	10,589	693,216
Kingfisher PLC	109,846	355,078
Next PLC	7,248	589,116
Pearson PLC	40,093	419,570
Persimmon PLC	17,412	270,368
Taylor Wimpey PLC	204,708	301,160

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Whitbread PLC	11,305	$417,621

		7,459,354

United States — 56.2%
Advance Auto Parts Inc.	3,383	411,407
Amazon.com Inc.(a)	309,167	31,933,859
Aptiv PLC(a)	15,194	1,704,615
AutoZone Inc.(a)	1,052	2,585,974
Bath & Body Works Inc.	12,810	468,590
Best Buy Co. Inc.	11,077	866,997
Booking Holdings Inc.(a)	2,178	5,776,949
BorgWarner Inc.	13,129	644,765
Caesars Entertainment Inc.(a)	12,032	587,282
CarMax Inc.(a)(c)	8,862	569,649
Carnival Corp.(a)(c)	56,202	570,450
Chipotle Mexican Grill Inc.(a)	1,555	2,656,391
Darden Restaurants Inc.	6,850	1,062,846
Domino’s Pizza Inc.	2,005	661,389
DR Horton Inc.	17,525	1,712,017
eBay Inc.	30,432	1,350,268
Etsy Inc.(a)(c)	7,047	784,542
Expedia Group Inc.(a)	8,241	799,624
Ford Motor Co.	219,581	2,766,721
Garmin Ltd.	8,598	867,710
General Motors Co.	78,170	2,867,276
Genuine Parts Co.	7,905	1,322,586
Hasbro Inc.	7,321	393,064
Hilton Worldwide Holdings Inc.	14,942	2,104,880
Home Depot Inc. (The)	44,827	13,229,344
Las Vegas Sands Corp.(a)	18,429	1,058,746
Lennar Corp., Class A	14,218	1,494,454
LKQ Corp.	14,233	807,865
Lowe’s Companies Inc.	33,912	6,781,383
Marriott International Inc./MD, Class A	15,089	2,505,378
McDonald’s Corp.	41,100	11,491,971
MGM Resorts International	17,650	784,013
Mohawk Industries Inc.(a)	2,993	299,958
Newell Brands Inc., NVS	20,445	254,336
Nike Inc., Class B	69,916	8,574,498
Norwegian Cruise Line Holdings Ltd.(a)	23,829	320,500
NVR Inc.(a)	170	947,272
O’Reilly Automotive Inc.(a)	3,495	2,967,185
Pool Corp.	2,207	755,765
PulteGroup Inc.	12,652	737,359
Ralph Lauren Corp.	2,343	273,358
Ross Stores Inc.	19,312	2,049,583
Royal Caribbean Cruises Ltd.(a)	12,324	804,757
Starbucks Corp.	64,536	6,720,134
Tapestry Inc.	13,139	566,422
Tesla Inc.(a)	148,635	30,835,817
TJX Companies Inc. (The)	64,923	5,087,366

Security	Shares	Value

United States (continued)
Tractor Supply Co.	6,194	$1,455,838
Ulta Beauty Inc.(a)	2,852	1,556,251
VF Corp.	18,557	425,141
Whirlpool Corp.	3,056	403,453
Wynn Resorts Ltd.(a)	5,782	647,064
Yum! Brands Inc.	15,694	2,072,863

		171,377,925

Total Common Stocks — 98.9% (Cost: $339,814,478)		301,498,325

Preferred Stocks

Germany —0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,356	343,045
Porsche Automobil Holding SE, Preference Shares, NVS	8,587	492,954
Volkswagen AG, Preference Shares, NVS	10,292	1,404,572

		2,240,571

South Korea — 0.1%
Hyundai Motor Co., Series 2, Preference Shares, NVS	2,089	154,308

Total Preferred Stocks — 0.8% (Cost: $3,417,410)		2,394,879

Total Long-Term Investments — 99.7% (Cost: $343,231,888)		303,893,204

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	1,455,152	1,455,589
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	260,000	260,000

Total Short-Term Securities — 0.5% (Cost: $1,715,409)		1,715,589

Total Investments — 100.2% (Cost: $344,947,297)		305,608,793

Liabilities in Excess of Other Assets — (0.2)%		(692,143)

Net Assets — 100.0%		$304,916,650

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Discretionary ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,228,868	$—	$(768,333	)(a)	$(5,126)	$180	$1,455,589	1,455,152	$10,386	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	370,000	—	(110,000	)(a)	—	—	260,000	260,000	8,454		—

					$(5,126)	$180	$1,715,589		$18,840		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	06/08/23	$152	$159
E-Mini Consumer Discretionary Index	3	06/16/23	457	24,513
Euro STOXX 50 Index	7	06/16/23	324	10,895

				$35,567

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$35,567	$—	$—	$—	$35,567

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(129,191)	$—	$—	$—	$(129,191)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(38,191)	$—	$—	$—	$(38,191)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$820,257

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Discretionary ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$175,388,201	$126,110,124	$—	$301,498,325
Preferred Stocks	—	2,394,879	—	2,394,879
Short-Term Securities
Money Market Funds	1,715,589	—	—	1,715,589

	$177,103,790	$128,505,003	$—	$305,608,793

Derivative Financial Instruments(a)
Assets
Equity Contracts	$24,513	$11,054	$—	$35,567

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.5%
Coles Group Ltd.	504,546	$6,096,261
Endeavour Group Ltd./Australia	518,262	2,354,618
Treasury Wine Estates Ltd.	274,850	2,412,852
Woolworths Group Ltd.	463,177	11,775,210

		22,638,941

Belgium — 1.6%
Anheuser-Busch InBev SA/NV	375,941	25,060,165

Brazil — 0.4%
Ambev SA, ADR	1,657,110	4,673,050
Natura & Co. Holding SA	321,252	836,652

		5,509,702

Canada — 2.0%
Alimentation Couche-Tard Inc.	291,070	14,634,263
George Weston Ltd.	24,645	3,265,941
Loblaw Companies Ltd.	57,988	5,284,781
Metro Inc.	89,580	4,927,397
Saputo Inc.	92,840	2,402,231

		30,514,613

Chile — 0.1%
Cencosud SA	513,472	992,204

Denmark — 0.4%
Carlsberg AS, Class B	37,473	5,814,568

Finland — 0.1%
Kesko OYJ, Class B	103,995	2,234,988

France — 5.2%
Carrefour SA	220,262	4,453,166
Danone SA	241,886	15,051,019
L’Oreal SA	95,604	42,719,943
Pernod Ricard SA	77,519	17,552,694

		79,776,822

Germany —0.6%
Beiersdorf AG	36,933	4,804,515
HelloFresh SE(a)	65,457	1,560,974
Henkel AG & Co. KGaA	37,584	2,734,113

		9,099,602

Ireland — 0.4%
Kerry Group PLC, Class A	59,301	5,913,808

Japan — 5.4%
Aeon Co. Ltd.	331,417	6,429,754
Ajinomoto Co. Inc.	202,600	7,048,018
Asahi Group Holdings Ltd.	192,298	7,156,951
Japan Tobacco Inc.	415,500	8,776,833
Kao Corp.	176,900	6,885,879
Kikkoman Corp.	73,300	3,742,221
Kirin Holdings Co. Ltd.	316,396	5,005,629
MEIJI Holdings Co. Ltd.	107,200	2,549,564
Nissin Foods Holdings Co. Ltd.	30,300	2,770,625
Seven & i Holdings Co. Ltd.	303,037	13,689,425
Shiseido Co. Ltd.	152,300	7,140,318
Unicharm Corp.	167,400	6,881,098
Yakult Honsha Co. Ltd.	60,420	4,390,139

		82,466,454

Mexico — 1.1%
Fomento Economico Mexicano SAB de CV	699,397	6,667,947

Security	Shares	Value

Mexico (continued)
Grupo Bimbo SAB de CV, Series A	522,762	$2,630,636
Wal-Mart de Mexico SAB de CV	1,927,456	7,704,476

		17,003,059

Netherlands — 1.7%
Heineken Holding NV	41,668	3,822,960
Heineken NV	89,913	9,661,220
Koninklijke Ahold Delhaize NV	376,489	12,862,787

		26,346,967

Norway —0.3%
Mowi ASA	173,262	3,204,652
Orkla ASA	285,975	2,028,281

		5,232,933

Sweden — 0.4%
Essity AB, Class B	229,483	6,554,927

Switzerland — 8.7%
Barry Callebaut AG, Registered	1,353	2,866,694
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	389	4,594,339
Chocoladefabriken Lindt & Spruengli AG, Registered	40	4,737,443
Nestle SA, Registered	1,003,134	122,312,634

		134,511,110

United Kingdom — 11.5%
Associated British Foods PLC	135,723	3,257,064
British American Tobacco PLC	849,670	29,784,645
Diageo PLC	885,002	39,497,307
Haleon PLC	1,933,882	7,682,214
Imperial Brands PLC	365,377	8,402,081
J Sainsbury PLC	669,636	2,304,340
Marks & Spencer Group PLC(a)	748,135	1,543,389
Ocado Group PLC(a)	276,767	1,832,584
Reckitt Benckiser Group PLC	279,482	21,262,284
Tesco PLC	2,819,555	9,243,712
Unilever PLC	998,252	51,728,414

		176,538,034

United States — 57.6%
Altria Group Inc.	678,497	30,274,536
Archer-Daniels-Midland Co.	207,556	16,533,911
Brown-Forman Corp., Class B	69,638	4,475,634
Bunge Ltd.	56,574	5,403,949
Campbell Soup Co.	76,391	4,199,977
Church & Dwight Co. Inc.	92,161	8,147,954
Clorox Co. (The)	47,028	7,441,711
Coca-Cola Co. (The)	1,093,096	67,804,745
Colgate-Palmolive Co.	317,171	23,835,401
Conagra Brands Inc.	179,823	6,754,152
Constellation Brands Inc., Class A	61,540	13,901,271
Costco Wholesale Corp.	135,025	67,089,872
Dollar General Corp.	85,126	17,915,618
Dollar Tree Inc.(a)	79,163	11,363,849
Estee Lauder Companies Inc. (The), Class A	87,954	21,677,143
General Mills Inc.	223,713	19,118,513
Hershey Co. (The)	55,906	14,223,045
Hormel Foods Corp.	110,263	4,397,288
JM Smucker Co. (The)	40,595	6,388,435
Kellogg Co.	97,459	6,525,855
Keurig Dr Pepper Inc.	323,533	11,414,244
Kimberly-Clark Corp.	128,030	17,184,187
Kraft Heinz Co. (The)	303,154	11,722,965

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kroger Co. (The)	246,780	$12,183,529
Lamb Weston Holdings Inc.	54,778	5,725,397
McCormick & Co. Inc./MD, NVS	95,464	7,943,559
Molson Coors Beverage Co., Class B	71,580	3,699,254
Mondelez International Inc., Class A	518,127	36,123,814
Monster Beverage Corp.(a)	290,035	15,664,790
PepsiCo Inc.	502,384	91,584,603
Philip Morris International Inc.	589,193	57,299,019
Procter & Gamble Co. (The)	860,558	127,956,369
Sysco Corp.	192,489	14,865,925
Target Corp.	174,685	28,933,077
Tyson Foods Inc., Class A	108,744	6,450,694
Walgreens Boots Alliance Inc.	272,574	9,425,609
Walmart Inc.	475,231	70,072,811

		885,722,705

Total Common Stocks — 99.0% (Cost: $1,463,415,766)		1,521,931,602

Preferred Stocks

Germany —0.4%
Henkel AG & Co. KGaA, Preference Shares, NVS	67,833	5,306,842

Total Preferred Stocks — 0.4% (Cost: $5,952,205)		5,306,842

Total Long-Term Investments — 99.4% (Cost: $1,469,367,971)		1,527,238,444

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(c)	2,050,000	$2,050,000

Total Short-Term Securities — 0.1% (Cost: $2,050,000)		2,050,000

Total Investments — 99.5% (Cost: $1,471,417,971)		1,529,288,444

Other Assets Less Liabilities — 0.5%		7,390,662

Net Assets — 100.0%		$1,536,679,106

(a)	Non-income producing security.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$404,159	$—		$(409,281	)(b)	$5,141	$(19)	$—	—	$7,826	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,390,000	660,000	(b)	—		—	—	2,050,000	2,050,000	46,735		—

						$5,141	$(19)	$2,050,000		$54,561		$—

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Index	96	06/16/23	$7,274	$302,710

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Staples ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Euro STOXX 50 Index	7	06/16/23	$324	$8,911
FTSE 100 Index	15	06/16/23	1,416	22,741

				$334,362

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$334,362	$—	$—	$—	$334,362

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,432)	$—	$—	$—	$(1,432)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$108,887	$—	$—	$—	$108,887

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,763,108

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$939,742,283	$582,189,319	$—	$1,521,931,602
Preferred Stocks	—	5,306,842	—	5,306,842
Short-Term Securities
Money Market Funds	2,050,000	—	—	2,050,000

	$941,792,283	$587,496,161	$—	$1,529,288,444

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® Global Consumer Staples ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$302,710	$31,652	$—	$334,362

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.4%
Ampol Ltd.	164,074	$3,345,130
Santos Ltd.	2,281,466	10,500,214
Woodside Energy Group Ltd.	1,307,528	29,210,368

		43,055,712

Austria — 0.3%
OMV AG	98,964	4,544,737

Brazil — 0.7%
Petroleo Brasileiro SA, ADR	1,278,712	13,336,966

Canada — 11.3%
Cameco Corp.	297,838	7,799,102
Canadian Natural Resources Ltd.	762,531	42,197,332
Cenovus Energy Inc.	952,359	16,616,075
Enbridge Inc.	1,394,403	53,165,806
Imperial Oil Ltd.	120,215	6,113,486
Pembina Pipeline Corp.	379,808	12,303,362
Suncor Energy Inc.	930,697	28,895,336
TC Energy Corp.	700,932	27,264,517
Tourmaline Oil Corp.	218,516	9,106,046

		203,461,062

Chile — 0.1%
Empresas COPEC SA	249,166	1,758,509

Colombia — 0.1%
Ecopetrol SA, ADR	167,872	1,772,728

Finland — 0.8%
Neste OYJ	296,089	14,627,944

France — 5.3%
Total Energies SE	1,611,968	95,047,552

Italy —1.6%
Eni SpA	1,721,593	24,009,962
Tenaris SA	315,367	4,468,494

		28,478,456

Japan — 0.9%
ENEOS Holdings Inc.	2,225,120	7,806,856
Inpex Corp.	727,800	7,701,959

		15,508,815

Norway —1.4%
Aker BP ASA	214,623	5,263,634
Equinor ASA	721,667	20,515,835

		25,779,469

Portugal — 0.2%
Galp Energia SGPS SA	314,192	3,555,168

Spain — 0.8%
Repsol SA	913,543	14,048,338

United Kingdom — 12.2%
BP PLC	12,589,191	79,570,217
Shell PLC	4,896,333	139,538,489

		219,108,706

Security	Shares	Value

United States — 60.6%
APA Corp.	221,590	$7,990,535
Baker Hughes Co.	693,015	20,000,413
Chevron Corp.	1,225,030	199,875,895
ConocoPhillips	842,779	83,612,104
Coterra Energy Inc.	544,015	13,350,128
Devon Energy Corp.	450,154	22,782,294
Diamondback Energy Inc.	126,786	17,137,664
EOG Resources Inc.	404,490	46,366,689
EQT Corp.	253,095	8,076,261
Exxon Mobil Corp.	2,835,762	310,969,661
Halliburton Co.	622,135	19,684,351
Hess Corp.	191,076	25,286,998
Kinder Morgan Inc.	1,361,641	23,842,334
Marathon Oil Corp.	438,859	10,515,062
Marathon Petroleum Corp.	312,636	42,152,712
Occidental Petroleum Corp.	501,281	31,294,973
ONEOK Inc.	307,868	19,561,933
Phillips 66	321,108	32,553,929
Pioneer Natural Resources Co.	163,773	33,448,997
Schlumberger NV	977,978	48,018,720
Targa Resources Corp.	156,353	11,405,951
Valero Energy Corp.	265,445	37,056,122
Williams Companies Inc. (The)	838,187	25,028,264

		1,090,011,990

Total Common Stocks — 98.7% (Cost: $1,661,417,442)		1,774,096,152

Preferred Stocks

Brazil — 0.8%
Petroleo Brasileiro SA, Preference Shares, ADR	1,584,021	14,699,715

Total Preferred Stocks — 0.8% (Cost: $25,048,902)		14,699,715

Total Long-Term Investments — 99.5% (Cost: $1,686,466,344)		1,788,795,867

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(a)(b)	3,710,000	3,710,000

Total Short-Term Securities — 0.2% (Cost: $3,710,000)		3,710,000

Total Investments — 99.7% (Cost: $1,690,176,344)		1,792,505,867

Other Assets Less Liabilities — 0.3%		6,270,272

Net Assets — 100.0%		$1,798,776,139

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	iShares® Global Energy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$4,166	(b)	$—	$(4,166)	$—	$—	—	$4,211	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,430,000	280,000	(b)	—	—	—	3,710,000	3,710,000	98,055		3

					$(4,166)	$—	$3,710,000		$102,266		$3

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	98	06/16/23	$8,556	$165,243
FTSE 100 Index	15	06/16/23	1,416	7,842

				$173,085

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$173,085	$—	$—	$—	$173,085

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(2,539,479)	$—	$—	$—	$(2,539,479)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$107,699	$—	$—	$—	$107,699

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,875,282

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Energy ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,310,341,255	$463,754,897	$—	$1,774,096,152
Preferred Stocks	14,699,715	—	—	14,699,715
Short-Term Securities
Money Market Funds	3,710,000	—	—	3,710,000

	$1,328,750,970	$463,754,897	$—	$1,792,505,867

Derivative Financial Instruments(a)
Assets
Equity Contracts	$165,243	$7,842	$—	$173,085

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments March 31, 2023	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.4%
ASX Ltd.	10,084	$440,375
Australia & New Zealand Banking Group Ltd.	156,198	2,407,029
Commonwealth Bank of Australia	87,818	5,798,229
Insurance Australia Group Ltd.	127,417	401,070
Macquarie Group Ltd.	18,904	2,238,228
Medibank Pvt Ltd.	143,222	323,205
National Australia Bank Ltd.	163,345	3,043,664
QBE Insurance Group Ltd.	77,223	756,053
Suncorp Group Ltd.	65,744	534,178
Westpac Banking Corp.	182,493	2,657,026

		18,599,057

Austria — 0.1%
Erste Group Bank AG	18,567	615,112

Belgium — 0.5%
Ageas SA/NV	9,283	401,567
Groupe Bruxelles Lambert NV	5,265	449,315
KBC Group NV	17,589	1,208,554

		2,059,436

Brazil — 0.4%
B3 SA - Brasil, Bolsa, Balcao	317,175	647,685
Banco do Brasil SA	74,519	575,016
NU Holdings Ltd.(a)	118,856	565,755

		1,788,456

Canada — 7.2%
Bank of Montreal	36,904	3,287,091
Bank of Nova Scotia (The)	61,965	3,120,945
Brookfield Asset Management Ltd.	18,661	611,264
Brookfield Corp.	74,286	2,420,135
Canadian Imperial Bank of Commerce	47,115	1,997,899
Intact Financial Corp.	9,116	1,304,637
Manulife Financial Corp.	96,643	1,773,397
National Bank of Canada	17,550	1,255,315
Power Corp. of Canada	29,293	748,635
Royal Bank of Canada	71,894	6,875,545
Sun Life Financial Inc.	30,504	1,425,100
Toronto-Dominion Bank (The)	94,735	5,674,287

		30,494,250

Chile — 0.1%
Banco de Chile	2,258,864	219,382
Banco Santander Chile, ADR	7,691	137,130

		356,512

China — 2.3%
Bank of China Ltd., Class H	4,017,000	1,539,984
China Construction Bank Corp., Class H	5,110,720	3,307,632
China Merchants Bank Co. Ltd., Class H	172,500	875,958
Industrial & Commercial Bank of China Ltd., Class H	3,703,000	1,967,919
Ping An Insurance Group Co. of China Ltd., Class H	320,500	2,073,383

		9,764,876

Colombia — 0.0%
Bancolombia SA, ADR	5,882	147,815

Denmark — 0.3%
Danske Bank A/S(a)	35,424	712,688
Tryg A/S	18,729	409,520

		1,122,208

Security	Shares	Value

Finland — 0.3%
Sampo OYJ, Class A	24,974	$1,178,401

France — 2.4%
AXA SA	103,956	3,172,485
BNP Paribas SA	59,055	3,526,618
Credit Agricole SA	71,217	803,413
Edenred	12,990	768,809
Euronext NV(b)	5,182	396,811
Societe Generale SA	39,102	881,021
Worldline SA/France(a)(b)	13,038	554,096

		10,103,253

Germany —2.7%
Allianz SE, Registered	20,984	4,843,863
Commerzbank AG(a)	54,721	576,116
Deutsche Bank AG, Registered	107,493	1,093,118
Deutsche Boerse AG	9,887	1,925,098
Hannover Rueck SE	3,146	615,296
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	7,290	2,548,842

		11,602,333

Hong Kong — 2.2%
AIA Group Ltd.	608,600	6,382,604
Hong Kong Exchanges & Clearing Ltd.	65,000	2,881,105

		9,263,709

Ireland — 0.1%
Bank of Ireland Group PLC	52,328	529,470

Italy —1.6%
Assicurazioni Generali SpA	62,732	1,249,910
FinecoBank Banca Fineco SpA	31,741	486,307
Intesa Sanpaolo SpA	888,726	2,280,862
Mediobanca Banca di Credito Finanziario SpA	33,127	332,891
Nexi SpA(a)(b)	44,345	360,398
UniCredit SpA	100,643	1,896,905

		6,607,273

Japan — 4.3%
Dai-ichi Life Holdings Inc.	53,400	981,678
Daiwa Securities Group Inc.	78,100	366,650
Japan Exchange Group Inc.	28,000	428,228
Japan Post Holdings Co. Ltd.	126,000	1,022,612
Mitsubishi UFJ Financial Group Inc.	634,000	4,063,096
Mizuho Financial Group Inc.	132,110	1,871,677
MS&AD Insurance Group Holdings Inc.	23,600	731,384
Nomura Holdings Inc.	157,800	608,369
ORIX Corp.	61,500	1,014,013
Resona Holdings Inc.	123,700	596,746
Sompo Holdings Inc.	18,500	733,064
Sumitomo Mitsui Financial Group Inc.	71,900	2,877,263
Sumitomo Mitsui Trust Holdings Inc.	19,427	667,433
T&D Holdings Inc.	30,100	373,056
Tokio Marine Holdings Inc.	106,300	2,045,737

		18,381,006

Mexico — 0.3%
Grupo Financiero Banorte SAB de CV, Class O	127,702	1,076,467

Netherlands — 1.5%
ABN AMRO Bank NV, CVA(b)	21,526	341,347
Adyen NV(a)(b)	1,601	2,551,078
Aegon NV	73,507	315,577
EXOR NV, NVS(a)	6,028	497,066

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
ING Groep NV	193,800	$2,301,440
NN Group NV	15,355	557,539

		6,564,047

Norway — 0.2%
DNB Bank ASA	46,765	836,894

Peru — 0.1%
Credicorp Ltd.	3,548	469,720

Singapore — 1.4%
DBS Group Holdings Ltd.	95,600	2,376,782
Oversea-Chinese Banking Corp. Ltd.	210,900	1,965,964
United Overseas Bank Ltd.	81,200	1,821,238

		6,163,984

South Korea — 0.3%
KB Financial Group Inc.	19,998	730,371
Shinhan Financial Group Co. Ltd.	26,460	718,794

		1,449,165

Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA	313,590	2,241,967
Banco Santander SA	873,359	3,254,554
CaixaBank SA	210,685	822,083

		6,318,604

Sweden — 1.7%
EQTAB	17,261	352,597
Industrivarden AB, Class A	9,495	256,626
Industrivarden AB, Class C	8,908	240,198
Investor AB, Class B	94,751	1,887,495
Kinnevik AB, Class B(a)	12,632	188,885
Nordea Bank Abp	166,685	1,779,911
Skandinaviska Enskilda Banken AB, Class A	88,526	977,173
Svenska Handelsbanken AB, Class A	79,906	692,055
Swedbank AB, Class A	47,696	784,342

		7,159,282

Switzerland — 2.9%
Baloise Holding AG, Registered	2,389	372,006
Credit Suisse Group AG, Registered(c)	191,107	171,619
Julius Baer Group Ltd.	11,126	760,000
Partners Group Holding AG	1,171	1,102,757
Swiss Life Holding AG, Registered	1,604	989,839
Swiss Re AG	15,028	1,543,878
UBS Group AG, Registered	183,293	3,878,624
Zurich Insurance Group AG	7,798	3,736,791

		12,555,514

Taiwan — 0.5%
Cathay Financial Holding Co. Ltd.	496,521	683,634
CTBC Financial Holding Co. Ltd.	1,024,000	737,413
Fubon Financial Holding Co. Ltd.	410,000	763,053

		2,184,100

United Kingdom — 5.0%
3i Group PLC	50,622	1,055,138
abrdn PLC	104,111	262,034
Admiral Group PLC	14,341	360,116
Aviva PLC	146,064	729,609
Barclays PLC	784,357	1,411,767
Direct Line Insurance Group PLC	68,171	115,806
Hargreaves Lansdown PLC	18,261	180,902
HSBC Holdings PLC	1,038,390	7,057,412
Intermediate Capital Group PLC	15,301	230,953

Security	Shares	Value

United Kingdom (continued)
Legal & General Group PLC	310,634	$918,732
Lloyds Banking Group PLC	3,498,204	2,056,759
London Stock Exchange Group PLC	19,750	1,918,311
M&G PLC	123,495	302,690
NatWest Group PLC, NVS	263,091	858,472
Phoenix Group Holdings PLC	44,228	298,823
Prudential PLC .	149,844	2,051,608
Schroders PLC	47,794	272,543
St. James’s Place PLC	28,304	424,714
Standard Chartered PLC	126,450	958,373

		21,464,762

United States — 54.2%
Aflac Inc.	29,130	1,879,468
Allstate Corp. (The)	13,681	1,515,992
American Express Co.	30,974	5,109,161
American International Group Inc.	38,640	1,945,910
Ameriprise Financial Inc.	5,426	1,663,069
Aon PLC, Class A	10,641	3,355,001
Arch Capital Group Ltd.(a)(c)	19,242	1,305,955
Arthur J Gallagher & Co.	11,043	2,112,636
Assurant Inc.	2,872	344,841
Bank of America Corp.	362,392	10,364,411
Bank of New York Mellon Corp. (The)	38,253	1,738,216
Berkshire Hathaway Inc., Class B(a)	93,647	28,915,384
BlackRock Inc.(d)	7,764	5,195,048
Brown & Brown Inc.	12,231	702,304
Capital One Financial Corp.	19,833	1,907,141
Cboe Global Markets Inc.	5,534	742,884
Charles Schwab Corp. (The)	79,338	4,155,725
Chubb Ltd.	21,509	4,176,618
Cincinnati Financial Corp.	8,183	917,151
Citigroup Inc.	100,739	4,723,652
Citizens Financial Group Inc.	25,615	777,928
CME Group Inc.	18,708	3,582,956
Comerica Inc.	6,818	296,038
Discover Financial Services	13,902	1,374,074
Everest Re Group Ltd.	2,048	733,225
FactSet Research Systems Inc.	1,993	827,274
Fidelity National Information Services Inc.	30,875	1,677,439
Fifth Third Bancorp	35,550	947,052
First Republic Bank/CA(c)	9,672	135,311
Fiserv Inc.(a)	33,033	3,733,720
FleetCor Technologies Inc.(a)	3,839	809,453
Franklin Resources Inc.	14,843	399,870
Global Payments Inc.	13,685	1,440,209
Globe Life Inc.	4,709	518,084
Goldman Sachs Group Inc. (The)	17,613	5,761,388
Hartford Financial Services Group Inc. (The)	16,390	1,142,219
Huntington Bancshares Inc./OH	75,045	840,504
Intercontinental Exchange Inc.	29,067	3,031,397
Invesco Ltd.	23,656	387,958
Jack Henry & Associates Inc.	3,813	574,695
JPMorgan Chase & Co.	152,409	19,860,417
KeyCorp	48,547	607,809
Lincoln National Corp.	8,010	179,985
Loews Corp.	10,152	589,019
M&T Bank Corp.	8,815	1,054,010
MarketAxess Holdings Inc.	1,930	755,190
Marsh & McLennan Companies Inc.	25,747	4,288,163
Mastercard Inc., Class A	43,836	15,930,441

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2023	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
MetLife Inc.	34,286	$1,986,531
Moody’s Corp.	8,205	2,510,894
Morgan Stanley	67,949	5,965,922
MSCI Inc.	4,142	2,318,236
Nasdaq Inc.	17,634	964,051
Northern Trust Corp.	10,841	955,417
PayPal Holdings Inc.(a)	58,841	4,468,386
PNC Financial Services Group Inc. (The)	20,864	2,651,814
Principal Financial Group Inc.	11,832	879,354
Progressive Corp. (The)	30,422	4,352,171
Prudential Financial Inc.	19,149	1,584,388
Raymond James Financial Inc.	10,092	941,281
Regions Financial Corp.	48,588	901,793
S&P Global Inc.	17,078	5,887,982
State Street Corp.	18,161	1,374,606
Synchrony Financial	22,742	661,337
T Rowe Price Group Inc.	11,681	1,318,785
Travelers Companies Inc. (The)	12,032	2,062,405
Truist Financial Corp.	69,012	2,353,309
U.S. Bancorp.	72,451	2,611,859
Visa Inc., Class A	84,432	19,036,039
W R Berkley Corp.	10,595	659,645
Wells Fargo & Co.	197,724	7,390,923
Willis Towers Watson PLC	5,555	1,290,871
Zions Bancorp. NA	7,786	233,035

		230,387,429

Total Common Stocks — 98.5% (Cost: $484,830,169)		419,243,135

Preferred Stocks

Brazil — 0.6%
Banco Bradesco SA, Preference Shares, ADR	276,663	724,857

Security	Shares	Value

Brazil (continued)
Itau Unibanco Holding SA, Preference Shares, ADR	252,011	$1,227,294
Itausa SA, Preference Shares, NVS	268,223	435,003

		2,387,154

Total Preferred Stocks — 0.6% (Cost: $3,609,754)		2,387,154

Total Long-Term Investments — 99.1% (Cost: $488,439,923)		421,630,289

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	778,071	778,304
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	590,000	590,000

Total Short-Term Securities — 0.3% (Cost: $1,368,377)		1,368,304

Total Investments — 99.4% (Cost: $489,808,300)		422,998,593

Other Assets Less Liabilities — 0.6%		2,376,136

Net Assets — 100.0%		$425,374,729

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$20,641	$755,962	(a)	$—		$1,774	$(73)	$778,304	778,071	$7,305	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,000,000	—		(1,410,000	)(a)	—	—	590,000	590,000	30,486		1
BlackRock Inc.	15,373,572	2,142,349		(10,475,534)		(2,549,218)	703,879	5,195,048	7,764	266,059		—

						$(2,547,444)	$703,806	$6,563,352		$303,850		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Financials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Financial Select Sector Index	26	06/16/23	$2,595	$1,929
Euro STOXX 50 Index	12	06/16/23	556	22,841
FTSE 100 Index	5	06/16/23	472	976

				$25,746

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$25,746	$—	$—	$—	$25,746

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss)from
Futures contracts	$—	$—	$(702,503)	$—	$—	$—	$(702,503)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$100,971	$—	$—	$—	$100,971

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$3,711,556

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$264,720,649	$154,522,486	$—	$419,243,135
Preferred Stocks	2,387,154	—	—	2,387,154
Short-Term Securities
Money Market Funds	1,368,304	—	—	1,368,304

	$268,476,107	$154,522,486	$—	$422,998,593

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2023	iShares® Global Financials ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,929	$23,817	$—	$25,746

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.8%
Cochlear Ltd.	38,390	$6,111,701
CSL Ltd.	284,298	55,060,110
Ramsay Health Care Ltd.	109,989	4,914,654
Sonic Healthcare Ltd.	281,874	6,607,958

		72,694,423

Belgium — 0.5%
Argenx SE(a)	32,744	12,159,661
UCB SA	74,566	6,664,421

		18,824,082

Brazil — 0.1%
Rede D’Or Sao Luiz SA(b)	522,600	2,190,023

China — 0.3%
Wuxi Biologics Cayman Inc.(a)(b)	2,098,500	12,930,869

Denmark — 4.3%
Coloplast A/S, Class B	69,898	9,203,277
Genmab A/S(a)	38,928	14,714,989
Novo Nordisk A/S, Class B	965,142	153,285,067

		177,203,333

France — 2.8%
EssilorLuxottica SA	179,142	32,303,381
Eurofins Scientific SE(c)	76,045	5,091,948
Sanofi	676,917	73,431,087
Sartorius Stedim Biotech	14,138	4,337,469

		115,163,885

Germany —1.9%
Bayer AG, Registered	578,224	36,937,876
Fresenius Medical Care AG & Co. KGaA	116,354	4,938,556
Fresenius SE & Co. KGaA	241,455	6,520,066
Merck KGaA	76,428	14,248,838
QIAGEN NV(a)	136,593	6,221,330
Siemens Healthineers AG(b)	166,099	9,575,937

		78,442,603

Japan — 4.7%
Astellas Pharma Inc.	1,079,775	15,340,703
Chugai Pharmaceutical Co. Ltd.	377,900	9,331,336
Daiichi Sankyo Co. Ltd.	1,149,000	41,912,803
Eisai Co. Ltd.	175,000	9,939,928
Hoya Corp.	210,700	23,284,928
M3 Inc.	250,600	6,307,363
Olympus Corp.	757,500	13,303,782
Ono Pharmaceutical Co. Ltd.	277,900	5,790,929
Otsuka Holdings Co. Ltd.	328,800	10,439,272
Shionogi & Co. Ltd.	165,600	7,469,470
Sysmex Corp.	99,400	6,523,775
Takeda Pharmaceutical Co. Ltd.	932,692	30,632,907
Terumo Corp.	445,700	12,054,094

		192,331,290

Netherlands — 0.2%
Koninklijke Philips NV	521,819	9,584,185

South Korea — 0.2%
Celltrion Inc.	63,268	7,313,032

Spain — 0.0%
Grifols SA(a)	171,451	1,697,065

Security	Shares	Value

Sweden — 0.1%
Getinge AB, Class B	130,414	$3,180,574

Switzerland — 7.8%
Alcon Inc.	295,203	20,955,719
Lonza Group AG, Registered	43,877	26,413,928
Novartis AG, Registered	1,416,307	130,043,210
Roche Holding AG, Bearer	15,708	4,720,108
Roche Holding AG,NVS	413,965	118,287,377
Sonova Holding AG, Registered	30,258	8,925,763
Straumann Holding AG	68,541	10,280,091

		319,626,196

United Kingdom — 4.3%
AstraZeneca PLC	912,982	126,497,554
GSK PLC	2,358,291	41,669,381
Smith & Nephew PLC	519,270	7,218,127

		175,385,062

United States — 70.4%
Abbott Laboratories	1,027,338	104,028,246
AbbVie Inc.	1,042,014	166,065,771
Agilent Technologies Inc.	174,116	24,087,207
Align Technology Inc.(a)	42,634	14,245,725
AmerisourceBergen Corp.	94,973	15,206,127
Amgen Inc.	314,245	75,968,729
Baxter International Inc.	297,365	12,061,124
Becton Dickinson and Co.	167,246	41,400,075
Biogen Inc.(a)	84,687	23,545,527
Bio-Rad Laboratories Inc., Class A(a)	12,689	6,078,285
Bio-Techne Corp.	91,924	6,819,842
Boston Scientific Corp.(a)	843,936	42,222,118
Bristol-Myers Squibb Co.	1,252,765	86,829,142
Cardinal Health Inc.	154,131	11,636,890
Catalent Inc.(a)	105,682	6,944,364
Centene Corp.(a)	324,113	20,487,183
Charles River Laboratories International Inc.(a)	29,994	6,053,389
Cigna Corp.	175,771	44,914,764
Cooper Companies Inc. (The)	29,053	10,847,228
CVS Health Corp.	755,692	56,155,472
Danaher Corp.	386,215	97,341,629
DaVita Inc.(a)(c)	32,534	2,638,833
DENTSPLY SIRONA Inc.	127,124	4,993,431
Dexcom Inc.(a)(c)	227,402	26,419,564
Edwards Lifesciences Corp.(a)	364,287	30,137,463
Elevance Health Inc.	140,726	64,707,222
Eli Lilly & Co.	464,686	159,582,466
GE Healthcare Inc., NVS(a)	214,167	17,568,119
Gilead Sciences Inc.	736,099	61,074,134
HCA Healthcare Inc.	124,273	32,768,305
Henry Schein Inc.(a)	79,544	6,486,018
Hologic Inc.(a)	146,159	11,795,031
Humana Inc.	74,303	36,071,134
IDEXX Laboratories Inc.(a)	48,813	24,410,405
Illumina Inc.(a)(c)	92,753	21,569,710
Incyte Corp.(a)	109,317	7,900,340
Insulet Corp.(a)(c)	40,761	13,001,129
Intuitive Surgical Inc.(a)	207,399	52,984,223
IQVIA Holdings Inc.(a)	109,540	21,786,411
Johnson & Johnson	1,540,490	238,775,950
Laboratory Corp. of America Holdings	51,998	11,929,381
McKesson Corp.	80,589	28,693,713
Medtronic PLC	782,801	63,109,417

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2023	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Merck & Co. Inc.	1,493,894	$158,935,383
Mettler-Toledo International Inc.(a)	13,062	19,987,603
Moderna Inc.(a)	194,302	29,840,901
Molina Healthcare Inc.(a)(c)	34,221	9,153,775
Organon & Co.	150,036	3,528,847
PerkinElmer Inc.	74,353	9,908,281
Pfizer Inc.	3,307,437	134,943,430
Quest Diagnostics Inc.	66,978	9,476,047
Regeneron Pharmaceuticals Inc.(a)	63,270	51,987,061
ResMed Inc.	86,593	18,963,001
STERIS PLC	58,322	11,155,832
Stryker Corp.	198,419	56,642,672
Teleflex Inc.	27,686	7,013,141
Thermo Fisher Scientific Inc.	231,087	133,191,614
UnitedHealth Group Inc.	550,533	260,176,390
Universal Health Services Inc., Class B	37,655	4,785,950
Vertex Pharmaceuticals Inc.(a)	151,299	47,669,776
Viatris Inc.	715,494	6,883,052
Waters Corp.(a)(c)	34,955	10,823,117
West Pharmaceutical Services Inc.	43,574	15,097,084
Zimmer Biomet Holdings Inc.	123,420	15,945,864
Zoetis Inc.	274,619	45,707,586

		2,873,157,643

Total Common Stocks — 99.4% (Cost: $3,579,998,148)		4,059,724,265

Preferred Stocks

Germany —0.2%
Sartorius AG, Preference Shares, NVS	15,750	6,637,936

Total Preferred Stocks — 0.2% (Cost: $5,615,757)		6,637,936

Total Long-Term Investments — 99.6% (Cost: $3,585,613,905)		4,066,362,201

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	28,977,756	$28,986,449
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	5,900,000	5,900,000

Total Short-Term Securities — 0.8% (Cost: $34,881,094)		34,886,449

Total Investments — 100.4% (Cost: $3,620,494,999)		4,101,248,650

Liabilities in Excess of Other Assets — (0.4)%		(17,992,773)

Net Assets — 100.0%		$4,083,255,877

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,065,148	$22,912,502	(a)	$—	$4,655	$4,144	$28,986,449	28,977,756	$48,440	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,860,000	1,040,000	(a)	—	—	—	5,900,000	5,900,000	129,215		4

					$4,655	$4,144	$34,886,449		$177,655		$4

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Healthcare ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Health Care Sector Index	124	06/16/23	$16,357	$481,447

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$481,447	$—	$—	$—	$481,447

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,915,886)	$—	$—	$—	$(1,915,886)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(34,093)	$—	$—	$—	$(34,093)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$12,829,375

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,875,347,666	$1,184,376,599	$—	$4,059,724,265
Preferred Stocks	—	6,637,936	—	6,637,936
Short-Term Securities
Money Market Funds	34,886,449	—	—	34,886,449

	$2,910,234,115	$1,191,014,535	$—	$4,101,248,650

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2023	iShares® Global Healthcare ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$481,447	$—	$—	$481,447

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.0%
Brambles Ltd.	83,494	$752,803
Computershare Ltd.	34,483	500,872
Qantas Airways Ltd.(a)	109,231	487,547
Transurban Group	184,875	1,765,257

		3,506,479

Brazil — 0.4%
CCR SA	66,848	168,820
Localiza Rent a Car SA	46,178	486,520
WEG SA	88,323	706,626

		1,361,966

Canada — 3.7%
CAE Inc.(a)	19,111	432,136
Canadian National Railway Co.	36,507	4,307,637
Canadian Pacific Railway Ltd.	55,921	4,306,103
Thomson Reuters Corp.	9,515	1,237,971
Waste Connections Inc.	15,463	2,152,120

		12,435,967

Denmark — 1.4%
AP Moller - Maersk A/S, Class A	182	322,876
AP Moller - Maersk A/S, Class B, NVS	333	605,297
DSV A/S	10,797	2,093,510
Vestas Wind Systems A/S	60,714	1,769,474

		4,791,157

Finland — 0.6%
Kone OYJ, Class B	24,249	1,264,683
Metso Outotec OYJ	42,067	459,345
Wartsila OYJ Abp	29,007	273,747

		1,997,775

France — 7.4%
Airbus SE	36,963	4,937,054
Alstom SA	18,548	504,993
Bouygues SA	12,385	417,697
Bureau Veritas SA	17,405	500,089
Cie. de Saint-Gobain	31,009	1,762,662
Eiffage SA	4,662	504,503
Getlink SE	24,139	397,560
Legrand SA	16,043	1,465,886
Safran SA	21,063	3,118,095
Schneider Electric SE	34,336	5,738,362
Teleperformance	3,555	859,009
Thales SA	6,417	948,732
Vinci SA	31,892	3,656,173

		24,810,815

Germany —4.3%
Brenntag SE	9,289	699,055
Daimler Truck Holding AG(a)	31,171	1,051,990
Deutsche Post AG, Registered	59,594	2,791,123
GEA Group AG	9,998	456,084
MTU Aero Engines AG	3,215	804,521
Rheinmetall AG	2,620	776,175
Siemens AG, Registered	44,971	7,285,477
Siemens Energy AG(a)	24,028	529,853

		14,394,278

Hong Kong — 0.6%
CK Hutchison Holdings Ltd.	161,520	999,268

Security	Shares	Value

Hong Kong (continued)
Techtronic Industries Co. Ltd.	111,500	$1,208,114

		2,207,382

Ireland — 0.4%
Kingspan Group PLC	9,281	635,983
Ryanair Holdings PLC, ADR(a)(b)	6,057	571,115

		1,207,098

Italy — 0.5%
CNH Industrial NV	59,883	916,280
Prysmian SpA	16,121	676,932

		1,593,212

Japan — 13.8%
AGC Inc.	13,700	510,749
ANA Holdings Inc.(a)	29,500	641,180
Central Japan Railway Co.	12,400	1,479,563
Dai Nippon Printing Co. Ltd.	16,400	459,175
Daifuku Co. Ltd.	23,400	434,472
Daikin Industries Ltd.	17,700	3,175,496
East Japan Railway Co.	22,900	1,267,322
FANUC Corp.	58,500	2,112,563
Hankyu Hanshin Holdings Inc.	14,600	432,919
Hitachi Ltd.	56,500	3,105,279
ITOCHU Corp.	88,600	2,885,387
Japan Airlines Co. Ltd.	26,400	514,750
Kajima Corp.	28,700	346,335
Kintetsu Group Holdings Co. Ltd.	11,500	370,460
Komatsu Ltd.	58,700	1,457,235
Kubota Corp.	68,100	1,032,486
Makita Corp.	16,900	420,892
Marubeni Corp.	103,400	1,406,210
Mitsubishi Corp.	88,600	3,183,970
Mitsubishi Electric Corp.	129,300	1,545,152
Mitsubishi Heavy Industries Ltd.	20,400	751,556
Mitsui & Co. Ltd.	95,800	2,986,071
Nidec Corp.	32,000	1,665,311
Nippon Yusen KK	30,700	717,101
Obayashi Corp.	43,900	335,942
Odakyu Electric Railway Co. Ltd.	20,800	270,614
Recruit Holdings Co. Ltd.	102,000	2,805,921
Secom Co. Ltd.	12,900	794,997
SG Holdings Co. Ltd.	29,500	437,431
SMC Corp.	3,800	2,014,442
Sumitomo Corp.	75,400	1,335,737
Taisei Corp.	12,100	374,360
Tokyu Corp.	37,600	500,536
Toppan Inc.	21,100	425,214
Toshiba Corp.	26,100	876,427
TOTO Ltd.	9,600	321,636
Toyota Industries Corp.	12,300	685,246
Toyota Tsusho Corp.	14,300	609,713
West Japan Railway Co.	14,800	609,635
Yamato Holdings Co. Ltd.	20,200	346,739
Yaskawa Electric Corp.	16,100	706,145

		46,352,369

Netherlands — 0.9%
IMCD NV	3,455	564,947
Randstad NV	7,511	445,888
Wolters Kluwer NV	15,483	1,954,519

		2,965,354

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2023	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea — 0.3%
LG Energy Solution(a)	2,575	$1,160,173

Spain — 0.6%
ACS Actividades de Construccion y Servicios SA	13,327	424,461
Aena SME SA(a)(c)	4,421	714,912
Ferrovial SA	29,739	875,736

		2,015,109

Sweden — 3.4%
Alfa Laval AB	17,843	637,122
Assa Abloy AB, Class B	59,626	1,428,190
Atlas Copco AB, Class A	153,414	1,943,501
Atlas Copco AB, Class B	93,842	1,079,440
Epiroc AB, Class A	37,641	747,174
Epiroc AB, Class B	23,812	406,005
Nibe Industrier AB, Class B	92,185	1,050,828
Sandvik AB	65,611	1,392,645
Skanska AB, Class B	24,274	371,797
SKF AB, Class B	22,537	443,909
Volvo AB, Class B	95,501	1,967,955

		11,468,566

Switzerland — 2.5%
ABB Ltd., Registered	102,767	3,535,339
Adecco Group AG, Registered	10,127	368,876
Geberit AG, Registered	2,158	1,205,129
Kuehne + Nagel International AG, Registered	3,414	1,016,809
Schindler Holding AG, Participation Certificates, NVS	2,449	542,644
Schindler Holding AG, Registered	1,251	264,735
SGS SA, Registered	365	805,098
VAT Group AG(c)	1,615	583,473

		8,322,103

United Kingdom — 4.6%
Ashtead Group PLC	27,014	1,658,791
BAE Systems PLC	183,672	2,221,719
Bunzl PLC	20,302	766,859
DCC PLC	6,013	350,505
Experian PLC	58,290	1,919,356
IMI PLC	16,988	321,562
Intertek Group PLC	9,636	482,616
Melrose Industries PLC	246,957	508,621
RELX PLC	119,184	3,860,000
Rentokil Initial PLC	151,508	1,107,302
Rolls-Royce Holdings PLC(a)	503,069	926,583
Smiths Group PLC	21,226	450,177
Spirax-Sarco Engineering PLC	4,388	644,258
Weir Group PLC (The)	15,442	354,262

		15,572,611

United States — 53.1%
3M Co.	33,098	3,478,931
AO Smith Corp.	7,628	527,476
Alaska Air Group Inc.(a)	7,714	323,679
Allegion PLC	5,282	563,748
American Airlines Group Inc.(a)	38,656	570,176
AMETEK Inc.	13,807	2,006,571
Automatic Data Processing Inc.	24,912	5,546,159
Boeing Co. (The)(a)	33,809	7,182,046
Broadridge Financial Solutions Inc.	7,078	1,037,422
Carrier Global Corp.	50,152	2,294,454
Caterpillar Inc.	31,288	7,159,946
CH Robinson Worldwide Inc.	7,079	703,440

Security	Shares	Value

United States (continued)
Cintas Corp.	5,193	$2,402,697
Copart Inc.(a)	25,774	1,938,463
CoStar Group Inc.(a)	24,451	1,683,451
CSX Corp.	126,399	3,784,386
Cummins Inc.	8,496	2,029,524
Deere & Co.	16,258	6,712,603
Delta Air Lines Inc.(a)	38,552	1,346,236
Dover Corp.	8,400	1,276,296
Eaton Corp. PLC	23,910	4,096,739
Emerson Electric Co.	34,353	2,993,520
Equifax Inc.	7,366	1,494,119
Expeditors International of Washington Inc.	9,568	1,053,628
Fastenal Co.	34,320	1,851,221
FedEx Corp.	13,962	3,190,177
Fortive Corp.	21,218	1,446,431
Generac Holdings Inc.(a)	3,865	417,459
General Dynamics Corp.	13,530	3,087,681
General Electric Co.	65,490	6,260,844
Honeywell International Inc.	40,171	7,677,482
Howmet Aerospace Inc.	22,137	937,945
Huntington Ingalls Industries Inc.	2,427	502,438
IDEX Corp.	4,536	1,047,952
Illinois Tool Works Inc.	16,692	4,063,667
Ingersoll Rand Inc.(b)	24,346	1,416,450
Jacobs Solutions Inc., NVS	7,618	895,191
JB Hunt Transport Services Inc.	4,991	875,721
Johnson Controls International PLC	41,317	2,488,110
L3Harris Technologies Inc.	11,447	2,246,359
Leidos Holdings Inc.	8,218	756,549
Lockheed Martin Corp.	13,661	6,457,965
Masco Corp.	13,540	673,209
Nordson Corp.	3,233	718,567
Norfolk Southern Corp.	13,695	2,903,340
Northrop Grumman Corp.	8,651	3,994,340
Old Dominion Freight Line Inc.(b)	5,447	1,856,555
Otis Worldwide Corp.	24,944	2,105,274
PACCAR Inc.	31,385	2,297,382
Parker-Hannifin Corp.	7,713	2,592,416
Paychex Inc.	19,289	2,210,326
Pentair PLC	9,891	546,676
Quanta Services Inc.	8,593	1,431,938
Raytheon Technologies Corp.	88,075	8,625,185
Republic Services Inc.	12,349	1,669,832
Robert Half International Inc.	6,463	520,724
Rockwell Automation Inc.	6,903	2,025,685
Rollins Inc.	13,870	520,541
Snap-on Inc.	3,193	788,320
Southwest Airlines Co.	35,730	1,162,654
Stanley Black & Decker Inc.	8,896	716,840
Textron Inc.	12,553	886,618
Trane Technologies PLC	13,773	2,533,957
TransDigm Group Inc.	3,120	2,299,596
Union Pacific Corp.	36,787	7,403,752
United Airlines Holdings Inc.(a)	19,655	869,734
United Parcel Service Inc., Class B	43,879	8,512,087
United Rentals Inc .	4,171	1,650,715
Verisk Analytics Inc.	9,403	1,804,060
Waste Management Inc.	22,331	3,643,749
Westinghouse Air Brake Technologies Corp.	10,935	1,105,091
WW Grainger Inc.	2,705	1,863,231

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xylem Inc./NY	10,838	$1,134,739

		178,892,485

Total Common Stocks — 99.5% (Cost: $350,943,349)		335,054,899

Rights

Brazil — 0.0%
Localiza Rent a Car SA, Rights, (Expires 05/18/23, Strike Price BRL 41.15)	206	534

Total Rights — 0.0% (Cost: $—)		534

Total Long-Term Investments — 99.5% (Cost: $350,943,349)		335,055,433

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	3,817,891	3,819,037

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	310,000	$310,000

Total Short-Term Securities — 1.2% (Cost: $4,129,689)		4,129,037

Total Investments — 100.7% (Cost: $355,073,038)		339,184,470

Liabilities in Excess of Other Assets — (0.7)%		(2,226,290)

Net Assets — 100.0%		$336,958,180

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,815,249	$999,776	(a)	$—	$5,125	$(1,113)	$3,819,037	3,817,891	$13,687	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	0	(a)	—	—	—	310,000	310,000	14,424		—

					$5,125	$(1,113)	$4,129,037		$28,111		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	06/08/23	$152	$5,457
Euro STOXX 50 Index	11	06/16/23	509	14,395
XAI Industrial Index	11	06/16/23	1,131	20,662

				$40,514

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2023	iShares® Global Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$40,514	$—	$—	$—	$40,514

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(30,818)	$—	$—	$—	$(30,818)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$19,090	$—	$—	$—	$19,090

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,464,863

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$193,261,533	$141,793,366	$—	$335,054,899
Rights	534	—	—	534
Short-Term Securities
Money Market Funds	4,129,037	—	—	4,129,037

	$197,391,104	$141,793,366	$—	$339,184,470

Derivative Financial Instruments(a)
Assets
Equity Contracts	$20,662	$19,852	$—	$40,514

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.9%
BHP Group Ltd.	723,783	$22,881,624
BlueScope Steel Ltd.	66,484	899,885
Fortescue Metals Group Ltd.	242,002	3,637,668
James Hardie Industries PLC	63,738	1,371,881
Mineral Resources Ltd.	23,949	1,294,609
Newcrest Mining Ltd.	127,973	2,284,368
Northern Star Resources Ltd.	165,011	1,353,116
OZ Minerals Ltd.	48,100	905,854
Pilbara Minerals Ltd.	372,978	992,271
Rio Tinto Ltd.	53,014	4,259,662
South32 Ltd.	650,772	1,907,236

		41,788,174

Belgium — 0.6%
Solvay SA	10,368	1,185,749
Umicore SA	29,506	1,000,880

		2,186,629

Brazil — 2.5%
Vale SA, ADR	553,058	8,727,255

Canada — 7.6%
Agnico Eagle Mines Ltd.	65,107	3,319,180
Barrick Gold Corp.	251,477	4,668,559
CCL Industries Inc., Class B, NVS	20,822	1,034,398
First Quantum Minerals Ltd.	79,833	1,835,302
Franco-Nevada Corp.	27,313	3,983,878
Kinross Gold Corp.	179,803	846,132
Nutrien Ltd.	74,322	5,488,775
Teck Resources Ltd., Class B	64,184	2,343,678
Wheaton Precious Metals Corp.	64,609	3,111,654

		26,631,556

Chile — 0.5%
Empresas CMPC SA	158,815	265,407
Sociedad Quimica y Minera de Chile SA, ADR(a)	20,329	1,647,869

		1,913,276

Denmark — 0.8%
Chr Hansen Holding A/S	14,734	1,120,821
Novozymes A/S, Class B	29,925	1,532,254

		2,653,075

Finland — 1.0%
Stora Enso OYJ, Class R	86,633	1,127,085
UPM-Kymmene OYJ	76,364	2,564,911

		3,691,996

France — 4.5%
Air Liquide SA	74,790	12,518,992
ArcelorMittal SA	81,636	2,473,267
Arkema SA	9,252	913,513

		15,905,772

Germany —3.3%
BASF SE	131,228	6,889,293
Covestro AG(b)	27,648	1,144,995
HeidelbergCement AG	20,639	1,507,001
Symrise AG	19,027	2,070,592

		11,611,881

Ireland — 1.9%
CRH PLC	106,343	5,372,478
Smurfit Kappa Group PLC	36,890	1,338,003

		6,710,481

Security	Shares	Value

Japan — 6.5%
Asahi Kasei Corp.	198,200	$1,388,215
JFE Holdings Inc.	82,200	1,043,318
Mitsubishi Chemical Group Corp.	204,200	1,214,474
Nippon Paint Holdings Co. Ltd.	153,300	1,441,494
Nippon Steel Corp.	135,729	3,200,692
Nitto Denko Corp.	21,300	1,378,563
Shin-Etsu Chemical Co. Ltd .	289,200	9,387,728
Sumitomo Chemical Co. Ltd.	235,800	793,933
Sumitomo Metal Mining Co. Ltd.	38,900	1,488,466
Toray Industries Inc.	234,200	1,339,794

		22,676,677

Mexico — 0.9%
Cemex SAB de CV, NVS(c)	2,164,170	1,187,771
Grupo Mexico SAB de CV, Series B	445,382	2,109,015

		3,296,786

Netherlands — 1.4%
Akzo Nobel NV	24,849	1,943,555
Koninklijke DSM NV	24,991	2,957,542

		4,901,097

Norway —0.7%
Norsk Hydro ASA	195,623	1,460,017
Yara International ASA	23,223	1,009,285

		2,469,302

Peru — 0.3%
Southern Copper Corp.	12,051	918,889

South Korea — 1.9%
LG Chem Ltd.	6,756	3,710,352
POSCO Holdings Inc.	10,508	2,972,935

		6,683,287

Sweden — 0.8%
Boliden AB	39,155	1,538,173
Svenska Cellulosa AB SCA, Class B	85,699	1,128,701

		2,666,874

Switzerland — 4.7%
Givaudan SA, Registered	1,136	3,697,439
Holcim AG	80,969	5,221,796
SIG Group AG(c)	49,831	1,283,805
Sika AG, Registered	21,978	6,164,728

		16,367,768

Taiwan — 1.1%
Formosa Plastics Corp.	620,720	1,873,957
Nan Ya Plastics Corp.	801,940	2,042,792

		3,916,749

United Kingdom — 9.0%
Anglo American PLC	191,108	6,356,537
Antofagasta PLC	48,957	958,943
Croda International PLC	20,399	1,639,538
DS Smith PLC	197,592	769,289
Glencore PLC	1,730,091	9,955,316
Johnson Matthey PLC	28,596	701,069
Mondi PLC	69,447	1,102,610
Rio Tinto PLC	151,580	10,288,931

		31,772,233

United States — 36.9%
Air Products and Chemicals Inc.	31,698	9,103,983
Albemarle Corp.	16,755	3,703,525
Amcor PLC	211,802	2,410,307

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2023	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Avery Dennison Corp.	11,555	$2,067,536
Ball Corp.	44,840	2,471,132
Celanese Corp.	14,278	1,554,731
CF Industries Holdings Inc.	28,096	2,036,679
Corteva Inc.	101,924	6,147,036
Dow Inc.	100,710	5,520,922
DuPont de Nemours Inc.	65,479	4,699,428
Eastman Chemical Co.	17,011	1,434,708
Ecolab Inc.	35,396	5,859,100
FMC Corp.	18,009	2,199,439
Freeport-McMoRan Inc.	204,038	8,347,195
International Flavors & Fragrances Inc.	36,486	3,355,253
International Paper Co.	50,828	1,832,858
Linde PLC	70,371	25,012,668
LyondellBasell Industries NV, Class A	36,194	3,398,255
Martin Marietta Materials Inc.	8,848	3,141,571
Mosaic Co. (The)	48,680	2,233,438
Newmont Corp.	113,406	5,559,162
Nucor Corp.	36,148	5,583,782
Packaging Corp. of America	13,216	1,834,777
PPG Industries Inc.	33,599	4,488,154
Sealed Air Corp.	20,590	945,287
Sherwin-Williams Co. (The)	33,668	7,567,556
Steel Dynamics Inc.	23,860	2,697,612
Vulcan Materials Co.	19,021	3,263,243
Westrock Co.	36,321	1,106,701

		129,576,038

Total Common Stocks — 98.8% (Cost: $390,913,435)		347,065,795

Preferred Stocks

Brazil — 0.2%
Gerdau SA, Preference Shares, ADR	155,629	767,249

Security	Shares	Value

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	1,075	$257,575

Total Preferred Stocks — 0.3% (Cost: $1,595,789)		1,024,824

Total Long-Term Investments — 99.1% (Cost: $392,509,224)		348,090,619

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	1,650,564	1,651,059
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	530,000	530,000

Total Short-Term Securities — 0.6% (Cost: $2,181,519)		2,181,059

Total Investments — 99.7% (Cost: $394,690,743)		350,271,678

Other Assets Less Liabilities — 0.3%		898,506

Net Assets — 100.0%		$351,170,184

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,649,780	(a)	$—		$1,739	$(460)	$1,651,059	1,650,564	$3,946	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,490,000	—		(1,960,000	)(a)	—	—	530,000	530,000	9,115		—

						$1,739	$(460)	$2,181,059		$13,061		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Materials ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	6	06/15/23	$1,074	$19,584
FTSE 100 Index	6	06/16/23	566	5,990
MSCI Emerging Markets Index	11	06/16/23	547	12,886
S&P 500 E-Mini Index	4	06/16/23	828	39,277

				$77,737

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$77,737	$—	$—	$—	$77,737

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(345,394)	$—	$—	$—	$(345,394)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(180,977)	$—	$—	$—	$(180,977)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,809,115

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments

Common Stocks	$171,063,800	$176,001,995	$—	$347,065,795
Preferred Stocks	767,249	257,575	—	1,024,824
Short-Term Securities
Money Market Funds	2,181,059	—	—	2,181,059

	$174,012,108	$176,259,570	$—	$350,271,678

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2023	iShares® Global Materials ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$71,747	$5,990	$—	$77,737

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.1%
Xero Ltd.(a)	40,276	$2,442,796

Canada — 1.1%
CGI Inc.(a)	61,046	5,883,272
Constellation Software Inc./Canada	5,682	10,682,539
Open Text Corp.	77,987	3,008,111
Shopify Inc., Class A(a)	344,776	16,530,880

		36,104,802

China — 0.2%
Xiaomi Corp., Class B(a)(b)	4,169,800	6,417,113

Finland — 0.2%
Nokia OYJ	1,520,894	7,465,893

France — 0.5%
Capgemini SE	45,546	8,464,058
Dassault Systemes SE	199,880	8,245,256

		16,709,314

Germany — 1.7%
Infineon Technologies AG	376,559	15,463,459
SAP SE	314,370	39,695,645

		55,159,104

Japan — 3.7%
Advantest Corp.	52,400	4,857,811
Canon Inc.	299,900	6,678,730
FUJIFILM Holdings Corp.	115,600	5,868,196
Fujitsu Ltd.	51,700	6,986,235
Keyence Corp.	57,140	28,004,790
Kyocera Corp.	100,100	5,221,810
Lasertec Corp.	22,300	3,962,248
Murata Manufacturing Co. Ltd.	185,100	11,280,962
NEC Corp.	78,600	3,034,366
Nomura Research Institute Ltd.	128,700	3,009,997
NTT Data Corp.	186,000	2,445,257
Obic Co. Ltd.	18,900	2,993,636
Omron Corp.	59,400	3,476,497
Renesas Electronics Corp.(a)	406,500	5,886,446
Ricoh Co. Ltd.	175,700	1,317,949
Rohm Co. Ltd.	25,200	2,100,331
TDK Corp.	112,000	4,020,366
Tokyo Electron Ltd.	135,000	16,492,414

		117,638,041

Netherlands — 2.7%
ASM International NV	13,375	5,428,922
ASML Holding NV	115,912	78,987,996

		84,416,918

Singapore — 0.3%
STMicroelectronics NV , New	189,190	10,074,837

South Korea — 2.9%
Samsung Electronics Co. Ltd.	1,476,158	72,997,426
Samsung SDI Co. Ltd.	15,862	9,010,229
SK Hynix Inc.	155,338	10,630,543

		92,638,198

Sweden — 0.4%
Hexagon AB, Class B	613,628	7,062,494
Telefonaktiebolaget LM Ericsson, Class B	885,917	5,193,088

		12,255,582

Security	Shares	Value

Switzerland — 0.1%
Logitech International SA, Registered	49,914	$2,913,307
Temenos AG, Registered	19,440	1,352,753

		4,266,060

Taiwan — 4.1%
Delta Electronics Inc.	554,000	5,496,586
Hon Hai Precision Industry Co. Ltd.	3,476,378	11,899,623
MediaTek Inc.	456,000	11,822,309
Taiwan Semiconductor Manufacturing Co. Ltd.	5,441,600	95,361,895
United Microelectronics Corp.	3,352,000	5,865,770

		130,446,183

United Kingdom — 0.2%
Halma PLC	109,469	3,022,054
Sage Group PLC (The)	317,409	3,045,992

		6,068,046

United States — 81.1%
Accenture PLC, Class A	181,065	51,750,188
Adobe Inc.(a)	131,628	50,725,482
Advanced Micro Devices Inc.(a)	463,593	45,436,750
Akamai Technologies Inc.(a)	45,340	3,550,122
Amphenol Corp., Class A	170,164	13,905,802
Analog Devices Inc.	145,614	28,717,993
Ansys Inc.(a)	24,799	8,253,107
Apple Inc.	4,276,257	705,154,779
Applied Materials Inc.	242,284	29,759,744
Arista Networks Inc.(a)	71,370	11,980,168
Autodesk Inc.(a)	62,216	12,950,883
Broadcom Inc.	120,152	77,082,314
Cadence Design Systems Inc.(a)	78,616	16,516,435
CDW Corp./DE	39,039	7,608,311
Ceridian HCM Holding Inc.(a)(c)	44,363	3,248,259
Cisco Systems Inc.	1,181,183	61,746,341
Cognizant Technology Solutions Corp., Class A	145,054	8,838,140
Corning Inc.	219,498	7,743,889
DXC Technology Co.(a)	64,936	1,659,764
Enphase Energy Inc.(a)	39,193	8,241,504
EPAM Systems Inc.(a)	16,584	4,958,616
F5 Inc.(a)	17,335	2,525,536
Fair Isaac Corp.(a)	7,253	5,096,611
First Solar Inc.(a)	28,587	6,217,673
Fortinet Inc.(a)	186,971	12,426,093
Gartner Inc.(a)	22,786	7,422,995
Gen Digital, Inc.	164,019	2,814,566
Hewlett Packard Enterprise Co.	369,609	5,887,871
HP Inc.	245,679	7,210,679
Intel Corp.	1,189,492	38,860,704
International Business Machines Corp.	259,900	34,070,291
Intuit Inc.	80,764	36,007,014
Juniper Networks Inc.	93,412	3,215,241
Keysight Technologies Inc.(a)	50,780	8,199,954
KLA Corp.	39,672	15,835,872
Lam Research Corp.	38,713	20,522,536
Microchip Technology Inc.	157,956	13,233,554
Micron Technology Inc.	312,868	18,878,455
Microsoft Corp.	2,140,281	617,043,012
Monolithic Power Systems Inc.	12,904	6,458,968
Motorola Solutions Inc.	48,212	13,794,900
NetApp Inc.	62,160	3,968,916
Nvidia Corp.	707,312	196,470,054
NXP Semiconductors NV	74,720	13,933,412

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2023	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
ON Semiconductor Corp.(a)	124,556	$10,253,450
Oracle Corp.	441,887	41,060,140
Paycom Software Inc.(a)	13,903	4,226,651
PTC Inc.(a)	30,691	3,935,507
Qorvo Inc.(a)	28,802	2,925,419
Qualcomm Inc.	320,590	40,900,872
Roper Technologies Inc.	30,580	13,476,300
Salesforce Inc.(a)	287,524	57,441,545
Seagate Technology Holdings PLC	55,371	3,661,131
ServiceNow Inc.(a)	58,307	27,096,429
Skyworks Solutions Inc.	45,840	5,408,203
SolarEdge Technologies Inc.(a)(c)	16,116	4,898,458
Synopsys Inc.(a)	43,680	16,871,400
TE Connectivity Ltd.	90,448	11,862,255
Teledyne Technologies Inc.(a)	13,515	6,046,070
Teradyne Inc.	44,911	4,828,382
Texas Instruments Inc.	260,556	48,466,022
Trimble Inc.(a)	71,113	3,727,744
Tyler Technologies Inc.(a)	12,007	4,258,163
VeriSign Inc.(a)	26,415	5,582,282
Western Digital Corp.(a)	92,075	3,468,465
Zebra Technologies Corp., Class A(a)	14,887	4,734,066

		2,575,052,452

Total Common Stocks — 99.3% (Cost: $2,529,588,557)		3,157,155,339

Preferred Stocks

South Korea — 0.3%
Samsung Electronics Co. Ltd., Preference Shares, NVS	237,277	9,874,187

Total Preferred Stocks — 0.3% (Cost: $8,002,602)		9,874,187

Total Long-Term Investments — 99.6% (Cost: $2,537,591,159)		3,167,029,526

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	6,261,991	$6,263,870
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	5,680,000	5,680,000

Total Short-Term Securities — 0.4% (Cost: $11,945,627)		11,943,870

Total Investments — 100.0% (Cost: $2,549,536,786)		3,178,973,396

Liabilities in Excess of Other Assets — (0.0)%		(1,357,225)

Net Assets — 100.0%		$3,177,616,171

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,105,132	$5,186,781	(a)	$—	$(25,672)	$(2,371)	$6,263,870	6,261,991	$58,039	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,810,000	1,870,000	(a)	—	—	—	5,680,000	5,680,000	107,632		3

					$(25,672)	$(2,371)	$11,943,870		$165,671		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Tech ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Technology Select Sector Index	65	06/16/23	$9,983	$490,863

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$490,863	$—	$—	$—	$490,863

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss)from
Futures contracts	$—	$—	$(250,992)	$—	$—	$—	$(250,992)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(156,780)	$—	$—	$—	$(156,780)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$8,864,778

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,611,157,254	$545,998,085	$—	$3,157,155,339
Preferred Stocks	—	9,874,187	—	9,874,187
Short-Term Securities
Money Market Funds	11,943,870	—	—	11,943,870

	$2,623,101,124	$555,872,272	$—	$3,178,973,396

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2023	iShares® Global Tech ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$490,863	$—	$—	$490,863

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Global Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
APA Group	104,918	$712,730
Origin Energy Ltd.	153,361	854,081

		1,566,811

Austria — 0.2%
Verbund AG	2,904	252,598

Brazil — 0.5%
Centrais Eletricas Brasileiras SA	113,925	748,044

Canada — 4.0%
Algonquin Power & Utilities Corp.	61,115	512,796
Brookfield Infrastructure Partners LP(a)	40,971	1,384,495
Emera Inc.	24,075	989,008
Fortis Inc.	42,826	1,820,462
Hydro One Ltd.(b)	28,390	808,322

		5,515,083

Chile — 0.2%
Enel Americas SA	1,766,896	232,729

Colombia — 0.1%
Interconexion Electrica SA ESP	39,555	128,679

Denmark — 1.1%
Orsted AS(b)	16,908	1,441,710

Finland — 0.4%
Fortum OYJ	39,142	599,598

France — 3.3%
Engie SA	165,138	2,613,257
Veolia Environnement SA	59,985	1,850,968

		4,464,225

Germany — 3.7%
E.ON SE	200,340	2,499,185
RWE AG	60,333	2,596,029

		5,095,214

Italy — 4.6%
Enel SpA	689,363	4,204,388
Snam SpA	183,423	972,515
Terna - Rete Elettrica Nazionale	125,204	1,027,598

		6,204,501

Japan — 2.0%
Chubu Electric Power Co. Inc.	67,500	712,085
Kansai Electric Power Co. Inc. (The)	73,600	716,785
Osaka Gas Co. Ltd.	37,100	609,471
Tokyo Gas Co. Ltd.	36,000	676,556

		2,714,897

Portugal — 1.0%
EDP - Energias de Portugal SA	261,255	1,423,556

Spain — 6.4%
Enagas SA	22,773	437,599
Endesa SA	28,224	613,020
Iberdrola SA	516,821	6,438,451
Naturgy Energy Group SA	16,373	492,885
Red Electrica Corp. SA	39,338	692,203

		8,674,158

United Kingdom — 6.7%
Centrica PLC	537,601	704,060

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	345,836	$4,678,123
Severn Trent PLC	22,521	800,012
SSE PLC	93,578	2,088,084
United Utilities Group PLC	61,019	798,583

		9,068,862

United States — 64.3%
AES Corp. (The)	59,465	1,431,917
Alliant Energy Corp.	22,348	1,193,383
Ameren Corp.	23,078	1,993,709
American Electric Power Co. Inc.	45,847	4,171,619
American Water Works Co. Inc.	17,217	2,522,118
Atmos Energy Corp.	12,791	1,437,197
CenterPoint Energy Inc.	56,045	1,651,086
CMS Energy Corp.	25,966	1,593,793
Consolidated Edison Inc.	31,661	3,029,008
Constellation Energy Corp.	29,182	2,290,787
Dominion Energy Inc.	74,344	4,156,573
DTE Energy Co.	17,298	1,894,823
Duke Energy Corp.	68,650	6,622,666
Edison International	34,075	2,405,354
Entergy Corp.	18,167	1,957,313
Evergy Inc.	20,523	1,254,366
Eversource Energy	31,078	2,432,164
Exelon Corp.	88,660	3,713,967
FirstEnergy Corp.	48,488	1,942,429
NextEra Energy Inc.	174,814	13,474,663
NiSource Inc.	36,145	1,010,614
NRG Energy Inc.	20,610	706,717
PG&E Corp.(a)	143,661	2,322,998
Pinnacle West Capital Corp.	10,123	802,147
PPL Corp.	65,747	1,827,109
Public Service Enterprise Group Inc.	44,516	2,780,024
Sempra Energy	28,045	4,239,282
Southern Co. (The)	97,062	6,753,574
WEC Energy Group Inc.	28,143	2,667,675
Xcel Energy Inc.	48,825	3,292,758

		87,571,833

Total Long-Term Investments — 99.6% (Cost: $153,128,276)		135,702,498

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	110,000	110,000

Total Short-Term Securities — 0.1% (Cost: $110,000)		110,000

Total Investments — 99.7% (Cost: $153,238,276)		135,812,498

Other Assets Less Liabilities — 0.3%		343,886

Net Assets — 100.0%		$136,156,384

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2023	iShares® Global Utilities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$20,246	$—	$(20,161	)(b)	$(82)	$(3)	$—	—	$1,549	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,000	—	(80,000	)(b)	—	—	110,000	110,000	6,556		—

					$(82)	$(3)	$110,000		$8,105		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	5	06/16/23	$344	$16,596

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$16,596	$—	$—	$—	$16,596

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss)from
Futures contracts	$—	$—	$(45,062)	$—	$—	$—	$(45,062)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(6,500)	$—	$—	$—	$(6,500)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$480,984

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Global Utilities ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$94,196,368	$41,506,130	$—	$135,702,498
Short-Term Securities
Money Market Funds	110,000	—	—	110,000

	$94,306,368	$41,506,130	$—	$135,812,498

Derivative Financial Instruments(a)
Assets
Equity Contracts	$16,596	$—	$—	$16,596

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Statements of Assets and Liabilities

March 31, 2023

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$255,794,474	$303,893,204	$1,527,238,444	$1,788,795,867
Investments, at value — affiliated(c)	1,564,044	1,715,589	2,050,000	3,710,000
Cash	7,751	4,319	9,492	53,389
Cash pledged for futures contracts	37,000	34,000	335,000	777,000
Foreign currency collateral pledged for futures contracts(d)	11,644	22,202	108,530	81,417
Foreign currency, at value(e)	252,919	233,428	2,342,700	2,325,815
Receivables:
Securities lending income — affiliated	1,431	458	287	—
Capital shares sold	—	—	135,483	2,996,048
Dividends — unaffiliated	407,700	457,071	4,226,247	5,315,317
Dividends — affiliated	1,399	1,077	6,778	12,155
Tax reclaims	23,224	94,659	681,651	585,163
Variation margin on futures contracts	11,656	15,317	66,887	57,545

Total assets	258,113,242	306,471,324	1,537,201,499	1,804,709,716

LIABILITIES
Collateral on securities loaned, at value	1,022,813	1,455,704	—	—
Payables:
Investments purchased	—	—	7,384	3,394,312
Investment advisory fees	87,814	97,249	511,762	647,119
IRS compliance fee for foreign withholding tax claims	441,672	—	—	1,676,406
Professional fees	20,778	1,721	3,247	215,740

Total liabilities	1,573,077	1,554,674	522,393	5,933,577

NET ASSETS	$256,540,165	$304,916,650	$1,536,679,106	$1,798,776,139

NET ASSETS CONSIST OF
Paid-in capital	$406,425,930	$385,197,521	$1,520,738,907	$1,922,173,090
Accumulated earnings (loss)	(149,885,765)	(80,280,871)	15,940,199	(123,396,951)

NET ASSETS	$256,540,165	$304,916,650	$1,536,679,106	$1,798,776,139

NET ASSET VALUE
Shares outstanding	4,000,000	2,100,000	24,850,000	47,700,000

Net asset value	$64.14	$145.20	$61.84	$37.71

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$285,260,100	$343,231,888	$1,469,367,971	$1,686,466,344
(b) Securities loaned, at value	$1,012,464	$1,464,396	$—	$—
(c) Investments, at cost — affiliated	$1,564,234	$1,715,409	$2,050,000	$3,710,000
(d) Foreign currency collateral pledged, at cost	$11,735	$21,864	$108,576	$81,015
(e) Foreign currency, at cost	$253,500	$233,044	$2,341,508	$2,329,511

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2023

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$416,435,241	$4,066,362,201	$335,055,433	$348,090,619
Investments, at value — affiliated(c)	6,563,352	34,886,449	4,129,037	2,181,059
Cash	28,647	—	18,623	84,625
Cash pledged for futures contracts	229,000	752,000	67,000	78,000
Foreign currency collateral pledged for futures contracts(d)	92,467	—	48,231	109,276
Foreign currency, at value(e)	985,115	2,876,163	642,382	556,769
Receivables:
Investments sold	375,695	82,033	109	—
Securities lending income — affiliated	1,414	6,850	309	349
Capital shares sold	—	—	—	64,059
Dividends — unaffiliated	1,413,988	4,633,970	668,180	2,111,602
Dividends — affiliated	2,118	22,979	1,625	1,047
Tax reclaims	911,069	4,323,039	243,697	317,538
Variation margin on futures contracts	37,453	173,637	22,211	24,475
Other assets	213,591	—	—	—

Total assets	427,289,150	4,114,119,321	340,896,837	353,619,418

LIABILITIES
Bank overdraft	—	50	—	—
Collateral on securities loaned, at value	778,688	28,980,663	3,815,515	1,651,530
Payables:
Investments purchased	—	—	—	678,111
Capital shares redeemed	910,775	495,395	—	—
Investment advisory fees	172,606	1,387,336	117,437	117,941
IRS compliance fee for foreign withholding tax claims	18,699	—	—	—
Professional fees	33,653	—	5,705	1,652

Total liabilities	1,914,421	30,863,444	3,938,657	2,449,234

NET ASSETS	$425,374,729	$4,083,255,877	$336,958,180	$351,170,184

NET ASSETS CONSIST OF
Paid-in capital	$633,068,223	$3,691,597,033	$384,113,912	$495,419,807
Accumulated earnings (loss)	(207,693,494)	391,658,844	(47,155,732)	(144,249,623)

NET ASSETS	$425,374,729	$4,083,255,877	$336,958,180	$351,170,184

NET ASSET VALUE
Shares outstanding	6,150,000	48,950,000	2,950,000	4,200,000

Net asset value	$69.17	$83.42	$114.22	$83.61

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$481,590,842	$3,585,613,905	$350,943,349	$392,509,224
(b) Securities loaned, at value	$763,121	$28,551,194	$3,805,426	$1,611,959
(c) Investments, at cost — affiliated	$8,217,458	$34,881,094	$4,129,689	$2,181,519
(d) Foreign currency collateral pledged, at cost	$91,998	$—	$48,316	$110,797
(e) Foreign currency, at cost	$982,739	$2,880,123	$638,864	$553,639

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities  (continued)

March 31, 2023

	iShares Global Tech ETF	iShares Global Utilities ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,167,029,526	$135,702,498
Investments, at value — affiliated(c)	11,943,870	110,000
Cash	3,932	7,373
Cash pledged for futures contracts	624,000	23,000
Foreign currency, at value(d)	2,594,253	206,627
Receivables:
Investments sold	22,467	—
Securities lending income — affiliated	2,107	—
Dividends — unaffiliated	2,511,230	170,532
Dividends — affiliated	19,002	693
Tax reclaims	33,548	44,755
Variation margin on futures contracts	142,964	3,944
Other assets	10,270	—

Total assets	3,184,937,169	136,269,422

LIABILITIES
Collateral on securities loaned, at value	6,268,915	—
Payables:
Investment advisory fees	1,047,784	46,896
IRS compliance fee for foreign withholding tax claims	—	49,287
Professional fees	4,299	16,855

Total liabilities	7,320,998	113,038

NET ASSETS	$3,177,616,171	$136,156,384

NET ASSETS CONSIST OF
Paid-in capital	$2,666,027,959	$200,986,144
Accumulated earnings (loss)	511,588,212	(64,829,760)

NET ASSETS	$3,177,616,171	$136,156,384

NET ASSET VALUE
Shares outstanding	58,450,000	2,250,000

Net asset value	$54.36	$60.51

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$2,537,591,159	$153,128,276
(b) Securities loaned, at value	$6,326,154	$—
(c) Investments, at cost — affiliated	$11,945,627	$110,000
(d) Foreign currency, at cost	$2,586,558	$205,609

See notes to financial statements.

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2023

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

INVESTMENT INCOME
Dividends — unaffiliated	$3,902,537	$4,998,933	$33,679,400	$115,052,288
Dividends — affiliated	7,542	8,454	46,735	98,055
Interest — unaffiliated	536	797	2,867	15,189
Securities lending income — affiliated — net	10,328	10,386	7,826	4,211
Other income — unaffiliated	27,956	43	162	1,098,592
Foreign taxes withheld	(189,172)	(349,975)	(1,201,968)	(3,801,282)
Foreign withholding tax claims	151,764	17,032	77,242	4,432,467
IRS compliance fee for foreign withholding tax claims	(109,622)	—	—	(1,676,405)

Total investment income	3,801,869	4,685,670	32,612,264	115,223,115

EXPENSES
Investment advisory	980,382	1,225,538	5,199,328	8,707,110
Professional	17,956	1,707	7,740	553,153
Commitment costs	290	295	387	2,958

Total expenses	998,628	1,227,540	5,207,455	9,263,221

Net investment income	2,803,241	3,458,130	27,404,809	105,959,894

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,034,351)	(16,770,182)	(27,757,207)	(32,127,684)
Investments — affiliated	699	(5,126)	5,141	(4,166)
Capital gain distributions from underlying funds — affiliated	—	—	—	3
Foreign currency transactions	(49,315)	(53,030)	(7,241)	(574,377)
Futures contracts	(32,611)	(129,191)	(1,432)	(2,539,479)
In-kind redemptions — unaffiliated(a)	4,741,618	3,720,641	23,949,120	254,055,244

	(9,373,960)	(13,236,888)	(3,811,619)	218,809,541

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(21,145,993)	(18,013,283)	13,423,793	(138,011,702)
Investments — affiliated	(190)	180	(19)	—
Foreign currency translations	(7,272)	1,030	17,980	19,226
Futures contracts	32,579	(38,191)	108,887	107,699

	(21,120,876)	(18,050,264)	13,550,641	(137,884,777)

Net realized and unrealized gain (loss)	(30,494,836)	(31,287,152)	9,739,022	80,924,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,691,595)	$(27,829,022)	$37,143,831	$186,884,658

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations  (continued)

Year Ended March 31, 2023

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

INVESTMENT INCOME
Dividends — unaffiliated	$27,434,959	$69,738,396	$7,013,129	$15,554,753
Dividends — affiliated	296,545	129,215	14,424	9,115
Interest — unaffiliated	3,866	7,456	—	678
Securities lending income — affiliated — net	7,305	48,440	13,687	3,946
Other income — unaffiliated	8,605	123,258	140	41
Foreign taxes withheld	(1,965,994)	(3,446,043)	(455,653)	(890,431)
Foreign withholding tax claims	322,697	563,076	56,776	16,444
IRS compliance fee for foreign withholding tax claims	(18,699)	—	—	—

Total investment income	26,089,284	67,163,798	6,642,503	14,694,546

EXPENSES
Investment advisory	3,041,905	15,772,425	1,304,241	1,673,604
Professional	38,942	68,643	11,504	1,649
Commitment costs	3,356	—	76	1,899

Total expenses	3,084,203	15,841,068	1,315,821	1,677,152

Net investment income	23,005,081	51,322,730	5,326,682	13,017,394

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(46,517,892)	(24,391,173)	(8,315,458)	(8,150,568)
Investments — affiliated	(401,351)	4,655	5,125	1,739
Capital gain distributions from underlying funds — affiliated	1	4	—	—
Foreign currency transactions	(322,681)	(189,249)	(73,936)	(329,332)
Futures contracts	(702,503)	(1,915,886)	(30,818)	(345,394)
In-kind redemptions — unaffiliated(a)	(62,250,390)	265,262,419	(216,046)	(3,918,100)
In-kind redemptions — affiliated(a)	(2,146,093)	—	—	—
Litigation proceeds(b)	186,962	—	—	—

	(112,153,947)	238,770,770	(8,631,133)	(12,741,655)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(22,837,390)	(403,185,054)	(3,825,766)	(79,623,521)
Investments — affiliated	703,806	4,144	(1,113)	(460)
Foreign currency translations	(1,346)	56,618	(230)	(1,929)
Futures contracts	100,971	(34,093)	19,090	(180,977)

	(22,033,959)	(403,158,385)	(3,808,019)	(79,806,887)

Net realized and unrealized loss	(134,187,906)	(164,387,615)	(12,439,152)	(92,548,542)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(111,182,825)	$(113,064,885)	$(7,112,470)	$(79,531,148)

(a)	See Note 2 of the Notes to Financial Statements.
(b)	Represents proceeds received from settlement of class action litigation where the Fund was able to recover a portion of investment losses previously realized.

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2023

	iShares Global Tech ETF	iShares Global Utilities ETF

INVESTMENT INCOME
Dividends — unaffiliated	$40,139,701	$5,367,484
Dividends — affiliated	107,632	6,556
Interest — unaffiliated	13,174	424
Securities lending income — affiliated — net	58,039	1,549
Non-cash dividends — unaffiliated	—	309,307
Other income — unaffiliated	124	48,419
Foreign taxes withheld	(1,838,446)	(241,650)
Foreign withholding tax claims	42,855	198,724
IRS compliance fee for foreign withholding tax claims	—	(1,018)

Total investment income	38,523,079	5,689,795

EXPENSES
Investment advisory	13,489,508	673,985
Commitment costs	16,846	54
Professional	4,148	24,864

Total expenses	13,510,502	698,903

Net investment income	25,012,577	4,990,892

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(63,110,253)	(4,982,072)
Investments — affiliated	(25,672)	(82)
Capital gain distributions from underlying funds — affiliated	3	—
Foreign currency transactions	(498,023)	(24,291)
Futures contracts	(250,992)	(45,062)
In-kind redemptions — unaffiliated(a)	546,542,119	1,531,166

	482,657,182	(3,520,341)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(987,930,976)	(15,196,322)
Investments — affiliated	(2,371)	(3)
Foreign currency translations	21,362	(13)
Futures contracts	(156,780)	(6,500)

	(988,068,765)	(15,202,838)

Net realized and unrealized loss	(505,411,583)	(18,723,179)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(480,399,006)	$(13,732,287)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets

		iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,803,241	$2,759,004	$3,458,130	$2,686,489
Net realized gain (loss)	(9,373,960)	59,321,532	(13,236,888)	70,684,647
Net change in unrealized appreciation (depreciation)	(21,120,876)	(79,134,138)	(18,050,264)	(98,094,515)

Net decrease in net assets resulting from operations	(27,691,595)	(17,053,602)	(27,829,022)	(24,723,379)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,680,016)	(5,514,816)	(3,272,046)	(4,140,498)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	46,641,829	(57,541,140)	(22,847,245)	(43,016,116)

NET ASSETS
Total increase (decrease) in net assets	16,270,218	(80,109,558)	(53,948,313)	(71,879,993)
Beginning of year	240,269,947	320,379,505	358,864,963	430,744,956

End of year	$256,540,165	$240,269,947	$304,916,650	$358,864,963

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Global Consumer Staples ETF		iShares Global Energy ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,404,809	$16,123,906	$105,959,894	$70,477,381
Net realized gain (loss)	(3,811,619)	23,776,879	218,809,541	113,122,772
Net change in unrealized appreciation (depreciation)	13,550,641	6,967,202	(137,884,777)	516,085,873

Net increase in net assets resulting from operations	37,143,831	46,867,987	186,884,658	699,686,026

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,794,345)	(15,010,694)	(103,333,626)	(64,194,482)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	502,554,697	464,010,197	(565,617,612)	337,330,459

NET ASSETS
Total increase (decrease) in net assets	514,904,183	495,867,490	(482,066,580)	972,822,003
Beginning of year	1,021,774,923	525,907,433	2,280,842,719	1,308,020,716

End of year	$1,536,679,106	$1,021,774,923	$1,798,776,139	$2,280,842,719

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets  (continued)

	iShares Global Financials ETF		iShares Global Healthcare ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,005,081	$51,081,838	$51,322,730	$41,847,005
Net realized gain (loss)	(112,153,947)	76,434,346	238,770,770	75,337,909
Net change in unrealized appreciation (depreciation)	(22,033,959)	(57,062,400)	(403,158,385)	301,309,666

Net increase (decrease) in net assets resulting from operations	(111,182,825)	70,453,784	(113,064,885)	418,494,580

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(27,379,101)	(47,722,673)	(46,042,619)	(39,505,134)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(598,208,666)	666,670,761	750,358,066	407,814,541

NET ASSETS
Total increase (decrease) in net assets	(736,770,592)	689,401,872	591,250,562	786,803,987
Beginning of year	1,162,145,321	472,743,449	3,492,005,315	2,705,201,328

End of year	$425,374,729	$1,162,145,321	$4,083,255,877	$3,492,005,315

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Global Industrials ETF		iShares Global Materials ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,326,682	$5,417,472	$13,017,394	$26,924,199
Net realized gain (loss)	(8,631,133)	15,679,431	(12,741,655)	92,748,979
Net change in unrealized appreciation (depreciation)	(3,808,019)	(14,934,079)	(79,806,887)	(43,739,735)

Net increase (decrease) in net assets resulting from operations	(7,112,470)	6,162,824	(79,531,148)	75,933,443

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,234,413)	(6,438,398)	(22,752,409)	(25,613,809)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(27,176,051)	(45,709,099)	(273,573,823)	(46,291,020)

NET ASSETS
Total increase (decrease) in net assets	(39,522,934)	(45,984,673)	(375,857,380)	4,028,614
Beginning of year	376,481,114	422,465,787	727,027,564	722,998,950

End of year	$336,958,180	$376,481,114	$351,170,184	$727,027,564

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets  (continued)

	iShares Global Tech ETF		iShares Global Utilities ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,012,577	$26,880,272	$4,990,892	$4,609,122
Net realized gain (loss)	482,657,182	1,095,104,060	(3,520,341)	(1,772,830)
Net change in unrealized appreciation (depreciation)	(988,068,765)	(517,913,046)	(15,202,838)	13,096,496

Net increase (decrease) in net assets resulting from operations	(480,399,006)	604,071,286	(13,732,287)	15,932,788

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,649,568)	(32,243,037)	(5,088,399)	(4,448,043)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,320,298,332)	(616,406,539)	(25,424,599)	17,649,357

NET ASSETS
Total increase (decrease) in net assets	(1,824,346,906)	(44,578,290)	(44,245,285)	29,134,102
Beginning of year	5,001,963,077	5,046,541,367	180,401,669	151,267,567

End of year	$3,177,616,171	$5,001,963,077	$136,156,384	$180,401,669

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

		iShares Global Comm Services ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$73.93		$80.09		$51.81	$56.22	$57.19

Net investment income(a)	0.71	(b)	0.74	(b)	0.66	0.78	1.82
Net realized and unrealized gain (loss)(c)		(9.72)		(5.42)	28.33	(3.85)	(0.62)

Net increase (decrease)from investment operations		(9.01)		(4.68)	28.99	(3.07)	1.20

Distributions from net investment income(d)		(0.78)		(1.48)	(0.71)	(1.34)	(2.17)

Net asset value, end of year	$64.14		$73.93		$80.09	$51.81	$56.22

Total Return(e)
Based on net asset value	(12.16	)%(b)	(6.03	)%(b)	56.20%	(5.70)%	2.37%

Ratios to Average Net Assets(f)
Total expenses		0.42%		0.43%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%		0.41%	N/A	N/A	N/A

Net investment income	1.18	%(b)	0.89	%(b)	0.96%	1.34%	3.28%

Supplemental Data
Net assets, end of year (000)	$256,540		$240,270		$320,380	$225,363	$236,105

Portfolio turnover rate(g)		14%		18%	13%	24%	79%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.03 and $0.10.

• Total return by 0.05% and 0.15%.

• Ratio of net investment income to average net assets by 0.06% and 0.12%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Discretionary ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$156.03		$162.55		$95.12	$113.27		$111.45

Net investment income(a)	1.58	(b)	1.02	(b)	1.06	1.75		1.70

Net realized and unrealized gain (loss)(c)		(11.15)		(5.95)	67.38	(18.03)		1.87

Net increase (decrease) from investment operations		(9.57)		(4.93)	68.44	(16.28)		3.57

Distributions from net investment income(d)		(1.26)		(1.59)	(1.01)	(1.87)		(1.75)

Net asset value, end of year	$145.20		$156.03		$162.55	$95.12		$113.27

Total Return(e)
Based on net asset value	(6.12	)%(b)	(3.13	)%(b)	72.21%	(14.71	)%(f)	3.32%

Ratios to Average Net Assets(g)
Total expenses		0.41%		0.40%	0.43%	0.46%		0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%		0.40%	N/A	N/A		N/A

Net investment income	1.17	%(b)	0.60	%(b)	0.75%	1.47%		1.51%

Supplemental Data
Net assets, end of year (000)	$304,917		$358,865		$430,745	$156,949		$203,889

Portfolio turnover rate(h)		17%		12%	34%	17%		30%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.01 and $0.03.

• Total return by 0.00% and 0.02%.

• Ratio of net investment income to average net assets by 0.01% and 0.02%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Staples ETF

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	03/31/23		03/31/22	03/31/21	03/31/20	03/31/19 (a)

Net asset value, beginning of year	$62.11		$58.11	$47.96	$51.67	$50.14

Net investment income(b)	1.29	(c)	1.37	1.34	1.18	1.20

Net realized and unrealized gain (loss)(d)	(0.38)		4.09	10.17	(3.69)	1.70

Net increase (decrease) from investment operations	0.91		5.46	11.51	(2.51)	2.90

Distributions from net investment income(e)	(1.18)		(1.46)	(1.36)	(1.20)	(1.37)

Net asset value, end of year	$61.84		$62.11	$58.11	$47.96	$51.67

Total Return(f)
Based on net asset value	1.56	%(c)	9.42%	24.21%	(5.10)%	6.07%

Ratios to Average Net Assets(g)
Total expenses	0.41%		0.40%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		N/A	N/A	N/A	N/A

Net investment income	2.18	%(c)	2.22%	2.46%	2.21%	2.43%

Supplemental Data

Net assets, end of year (000)	$1,536,679		$1,021,775	$525,907	$683,380	$738,832

Portfolio turnover rate(h)	13%		8%	7%	7%	7%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Net investment income per share by $0.00.

• Total return by 0.01%.

• Ratio of net investment income to average net assets by 0.01%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Energy ETF

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$36.12		$24.63	$17.06	$33.70	$33.91

Net investment income(a)	1.89	(b)	1.22	0.94	1.13	1.11
Net realized and unrealized gain (loss)(c)	1.56		11.37	7.62	(15.61)	(0.29)

Net increase (decrease) from investment operations	3.45		12.59	8.56	(14.48)	0.82

Distributions from net investment income(d)	(1.86)		(1.10)	(0.99)	(2.16)	(1.03)

Net asset value, end of year	$37.71		$36.12	$24.63	$17.06	$33.70

Total Return(e)
Based on net asset value	9.39	%(b)	52.61%	51.36%	(45.73)%	2.56%

Ratios to Average Net Assets(f)
Total expenses	0.44%		0.40%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		N/A	N/A	N/A	N/A

Net investment income	5.03	%(b)	4.33%	4.65%	3.78%	3.17%

Supplemental Data

Net assets, end of year (000)	$1,798,776		$2,280,843	$1,308,021	$616,818	$1,031,245

Portfolio turnover rate(g)	10%		6%	5%	7%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Net investment income per share by $0.07.

• Total return by 0.24%.

• Ratio of net investment income to average net assets by 0.18%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Financials ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19

Net asset value, beginning of year	$79.60		$73.29		$47.23	$61.61		$68.93

Net investment income(a)	2.19	(b)	1.65	(b)	1.36	1.71		1.84
Net realized and unrealized gain (loss)(c)		(10.01)	6.01		26.09	(14.12)		(7.38)

Net increase (decrease) from investment operations		(7.82)	7.66		27.45	(12.41)		(5.54)

Distributions from net investment income(d)		(2.61)		(1.35)	(1.39)	(1.97)		(1.78)

Net asset value, end of year	$69.17		$79.60		$73.29	$47.23		$61.61

Total Return(e)
Based on net asset value	(9.86	)%(b)(f)	10.48	%(b)	58.99%	(20.99	)%(g)	(8.02)%

Ratios to Average Net Assets(h)
Total expenses		0.42%		0.40%	0.43%	0.46%		0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%		0.40%	0.43%	N/A		0.46%

Net investment income	3.12	%(b)	2.07	%(b)	2.28%	2.66%		2.84%

Supplemental Data

Net assets, end of year (000)	$425,375		$1,162,145		$472,743	$203,073		$341,918

Portfolio turnover rate(i)		13%		12%	4%	7%		7%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.03 and $0.01.

• Total return by 0.06% and 0.02%.

• Ratio of net investment income to average net assets by 0.04% and 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)

Includes proceeds received from a class action litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.92)% for the year ended March 31, 2023.

(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Healthcare ETF

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)

Net asset value, beginning of year	$87.41		$76.96	$60.95	$61.13	$55.61

Net investment income(b)	1.11	(c)	1.07	1.02	0.96	0.92
Net realized and unrealized gain (loss)(d)	(4.11)		10.39	15.96	(0.16)	5.80

Net increase (decrease) from investment operations	(3.00)		11.46	16.98	0.80	6.72

Distributions from net investment income(e)	(0.99)		(1.01)	(0.97)	(0.98)	(1.20)

Net asset value, end of year	$83.42		$87.41	$76.96	$60.95	$61.13

Total Return(f)
Based on net asset value	(3.44	)%(c)	14.94%	28.03%	1.23%	12.29%

Ratios to Average Net Assets(g)
Total expenses	0.42%		0.40%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		N/A	N/A	N/A	N/A

Net investment income	1.34	%(c)	1.27%	1.41%	1.52%	1.55%

Supplemental Data

Net assets, end of year (000)	$4,083,256		$3,492,005	$2,705,201	$1,947,392	$2,121,287

Portfolio turnover rate(h)	3%		4%	5%	5%	8%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Net investment income per share by $0.01.

• Total return by 0.01%.

• Ratio of net investment income to average net assets by 0.01%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Industrials ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$115.84		$115.74		$71.50	$88.88	$91.22

Net investment income(a)	1.77	(b)	1.53	(b)	1.32	1.61	1.65
Net realized and unrealized gain (loss)(c)	(1.65)		0.32		44.27	(17.32)	(2.27)

Net increase (decrease) from investment operations	0.12		1.85		45.59	(15.71)	(0.62)

Distributions from net investment income(d)	(1.74)		(1.75)		(1.35)	(1.67)	(1.72)

Net asset value, end of year	$114.22		$115.84		$115.74	$71.50	$88.88

Total Return(e)
Based on net asset value	0.22	%(b)	1.54	%(b)	64.27%	(18.08)%	(0.59)%

Ratios to Average Net Assets(f)
Total expenses	0.42%		0.41%		0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		0.40%		0.43%	N/A	N/A

Net investment income	1.69	%(b)	1.27	%(b)	1.34%	1.75%	1.87%

Supplemental Data

Net assets, end of year (000)	$336,958		$376,481		$422,466	$146,580	$217,744

Portfolio turnover rate(g)	9%		7%		8%	5%	5%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.02 and $0.05.

• Total return by 0.01% and 0.05%.

• Ratio of net investment income to average net assets by 0.01% and 0.04%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Materials ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$93.81		$86.59		$49.67	$64.22	$67.34

Net investment income(a)	2.60	(b)	3.16	(b)	2.07	1.54	1.91
Net realized and unrealized gain (loss)(c)		(9.00)	7.23		35.84	(13.63)	(3.44)

Net increase (decrease) from investment operations		(6.40)	10.39		37.91	(12.09)	(1.53)

Distributions from net investment income(d)		(3.80)		(3.17)	(0.99)	(2.46)	(1.59)

Net asset value, end of year	$83.61		$93.81		$86.59	$49.67	$64.22

Total Return(e)
Based on net asset value	(6.77	)%(b)	12.19	%(b)	76.78%	(19.66)%	(2.14)%

Ratios to Average Net Assets(f)
Total expenses		0.41%		0.40%	0.43%	0.45%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%		0.40%	N/A	N/A	0.46%

Net investment income	3.20	%(b)	3.48	%(b)	2.76%	2.43%	2.91%

Supplemental Data

Net assets, end of year (000)	$351,170		$727,028		$722,999	$129,132	$208,704

Portfolio turnover rate(g)		9%		6%	4%	12%	11%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.00 and $0.01.

• Total return by 0.01% and (0.01)%

• Ratio of net investment income to average net assets by 0.00% and 0.01%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Tech ETF

	Year Ended 03/31/23		Year Ended 03/31/22	(a)	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)

Net asset value, beginning of year	$57.86		$51.13		$30.49	$28.48	$26.31

Net investment income(b)	0.37	(c)	0.29	(c)	0.33	0.38	0.30

Net realized and unrealized gain (loss)(d)	(3.51)		6.81		20.62	2.00	2.10

Net increase (decrease) from investment operations	(3.14)		7.10		20.95	2.38	2.40

Distributions from net investment income(e)	(0.36)		(0.37)		(0.31)	(0.37)	(0.23)

Net asset value, end of year	$54.36		$57.86		$51.13	$30.49	$28.48

Total Return(f)
Based on net asset value	(5.34	)%(c)	13.89	%(c)	68.97%	8.33%	9.19%

Ratios to Average Net Assets(g)
Total expenses	0.41%		0.40%		0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims	0.41%		0.40%		0.43%	N/A	0.46%

Net investment income	0.77	%(c)	0.50	%(c)	0.75%	1.21%	1.09%

Supplemental Data

Net assets, end of year (000)	$3,177,616		$5,001,963		$5,046,541	$2,752,872	$2,819,178

Portfolio turnover rate(h)	12%		7%		4%	7%	17%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on July 16, 2021.
(b)	Based on average shares outstanding.
(c)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023 and March 31, 2022 respectively:

• Net investment income per share by $0.00 and $0.00.

• Total return by 0.01% and 0.01%.

• Ratio of net investment income to average net assets by 0.00% and 0.00%.

(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Utilities ETF

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$65.60		$60.51	$50.71	$54.08	$48.78

Net investment income(a)	1.86	(b)	1.81	1.71	1.62	1.78
Net realized and unrealized gain (loss)(c)		(5.06)	5.08	9.68	(2.98)	5.07

Net increase (decrease) from investment operations		(3.20)	6.89	11.39	(1.36)	6.85

Distributions from net investment income(d)		(1.89)	(1.80)	(1.59)	(2.01)	(1.55)

Net asset value, end of year	$60.51		$65.60	$60.51	$50.71	$54.08

Total Return(e)
Based on net asset value	(4.93	)%(b)	11.59%	22.70%	(2.84)%	14.40%

Ratios to Average Net Assets(f)
Total expenses		0.43%	0.42%	0.43%	0.46%	0.46%

Total expenses excluding professional fees for foreign withholding tax claims		0.41%	N/A	N/A	N/A	0.46%

Net investment income	3.06	%(b)	2.91%	3.03%	2.87%	3.53%

Supplemental Data

Net assets, end of year (000)	$136,156		$180,402	$151,268	$152,123	$208,222

Portfolio turnover rate(g)		9%	9%	7%	6%	8%

(a)	Based on average shares outstanding.
(b)	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2023:

• Net investment income per share by $0.06.

• Total return by 0.12%.

• Ratio of net investment income to average net assets by 0.11%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Global Comm Services	Non-diversified
Global Consumer Discretionary	Diversified
Global Consumer Staples	Diversified
Global Energy	Non-diversified
Global Financials	Diversified
Global Healthcare	Diversified
Global Industrials	Diversified
Global Materials	Diversified
Global Tech	Non-diversified
Global Utilities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”).Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”).The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”).The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Global Comm Services
BofA Securities, Inc.	$13,800	$(13,800)	$—		$—
Goldman Sachs &Co. LLC	10,593	(10,593)	—		—
J.P. Morgan Securities LLC	13,940	(13,940)	—		—
Morgan Stanley	974,131	(974,131)	—		—

	$1,012,464	$(1,012,464)	$—		$—

Global Consumer Discretionary
Citigroup Global Markets Inc.	$481,264	$(466,777)	$—		$14,487	(b)
Nomura Securities International, Inc.	123,830	(123,830)	—		—
TD Prime Services LLC	69,229	(67,307)	—		1,922	(b)
UBS AG	790,073	(787,315)	—		2,758	(b)

	$1,464,396	$(1,445,229)	$—		$19,167

Global Financials
BofA Securities, Inc.	$10,218	$(10,218)	$—		$—
Citigroup Global Markets Inc.	557,959	(557,959)	—		—
J.P. Morgan Securities LLC	60,990	(60,990)	—		—
UBS AG	133,954	(133,954)	—		—

	$763,121	$(763,121)	$—		$—

Global Healthcare
BofA Securities, Inc.	$936,215	$(936,215)	$—		$—
Citigroup Global Markets, Inc.	16,638,303	(16,638,303)	—		—
J.P. Morgan Securities LLC	6,854,059	(6,854,059)	—		—
Morgan Stanley & Co. LLC	3,878,639	(3,878,639)	—		—
Virtu Americas LLC	243,978	(243,978)	—		—

	$28,551,194	$(28,551,194)	$—		$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Global Industrials
BNP Paribas Prime Brokerage International Ltd.	$264,012	$(264,012)	$—		$—
J.P. Morgan Securities LLC	1,439,970	(1,439,970)	—		—
Morgan Stanley	1,837,809	(1,837,676)	—		133	(b)
UBS Securities LLC	56,197	(56,197)	—		—
Wells Fargo Bank N.A.	207,438	(207,438)	—		—

	$3,805,426	$(3,805,293)	$—		$133

Global Materials
Citigroup Global Markets Inc.	$1,611,959	$(1,611,959)	$—		$—

Global Tech
Goldman Sachs & Co. LLC	$3,725,819	$(3,710,104)	$—		$15,715	(b)
Morgan Stanley	2,600,335	(2,553,766)	—		46,569	(b)

	$6,326,154	$(6,263,870)	$—		$62,284

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $10 billion	0.4800%
Over $10 billion, up to and including $20 billion	0.4300
Over $20 billion, up to and including $30 billion	0.3800
Over $30 billion, up to and including $40 billion	0.3420
Over $40 billion	0.3078

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Global Healthcare ETF and iShares Global Tech ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Utilities ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Global Comm Services	$3,103
Global Consumer Discretionary	4,017
Global Consumer Staples	2,630
Global Energy	1,459
Global Financials	2,211
Global Healthcare	18,294
Global Industrials	4,438
Global Materials	1,447
Global Tech	23,528
Global Utilities	402

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global Comm Services	$9,635,480	$7,713,786	$(4,889,566)
Global Consumer Discretionary	21,053,573	22,101,806	(6,882,298)
Global Consumer Staples	56,729,191	52,510,037	(7,946,863)
Global Energy	39,702,884	19,999,537	(3,100,559)
Global Financials	58,888,933	21,508,660	(7,361,695)
Global Healthcare	37,288,686	16,537,438	(4,397,647)
Global Industrials	12,313,240	7,786,297	(1,665,196)
Global Materials	2,705,856	1,888,509	(353,981)
Global Tech	136,398,411	92,127,955	(15,910,045)
Global Utilities	1,742,638	2,673,424	(268,040)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Global Comm Services	$62,342,905	$34,070,596
Global Consumer Discretionary	69,198,508	52,005,291
Global Consumer Staples	200,458,773	168,413,717
Global Energy	221,729,681	200,907,977
Global Financials	94,731,662	126,660,891
Global Healthcare	172,949,792	118,330,697
Global Industrials	29,164,601	30,413,435
Global Materials	35,257,104	45,598,934
Global Tech	380,467,509	505,345,193
Global Utilities	15,160,957	15,602,331

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Global Comm Services	$252,707,040	$233,615,935
Global Consumer Discretionary	233,215,003	272,950,242
Global Consumer Staples	570,444,867	101,258,337
Global Energy	335,965,915	922,713,757
Global Financials	91,246,118	659,285,219
Global Healthcare	1,287,014,220	590,715,231
Global Industrials	92,097,600	118,323,889
Global Materials	60,859,404	326,732,320
Global Tech	150,284,430	1,345,218,499
Global Utilities	31,805,563	56,894,342

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Global Comm Services	$3,897,809	$(3,897,809)
Global Consumer Discretionary	2,506,102	(2,506,102)
Global Consumer Staples	23,909,655	(23,909,655)
Global Energy	238,834,101	(238,834,101)
Global Financials	(67,299,383)	67,299,383
Global Healthcare	263,096,123	(263,096,123)
Global Industrials	(1,837,266)	1,837,266
Global Materials	(10,685,562)	10,685,562
Global Tech	544,535,867	(544,535,867)
Global Utilities	380,667	(380,667)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

Global Comm Services
Ordinary income	$2,680,016	$5,514,816

Global Consumer Discretionary
Ordinary income	$3,272,046	$4,140,498

Global Consumer Staples
Ordinary income	$24,794,345	$15,010,694

Global Energy
Ordinary income	$103,333,626	$64,194,482

Global Financials
Ordinary income	$27,379,101	$47,722,673

Global Healthcare
Ordinary income	$46,042,619	$39,505,134

Global Industrials
Ordinary income	$5,234,413	$6,438,398

Global Materials
Ordinary income	$22,752,409	$25,613,809

Global Tech
Ordinary income	$23,649,568	$32,243,037

Global Utilities
Ordinary income	$5,088,399	$4,448,043

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Global Comm Services	$1,365,043	$(117,568,119)	$(33,682,689)	$(149,885,765)
Global Consumer Discretionary	806,005	(37,746,038)	(43,340,838)	(80,280,871)
Global Consumer Staples	7,089,189	(44,421,053)	53,272,063	15,940,199
Global Energy	17,883,069	(222,017,490)	80,737,470	(123,396,951)
Global Financials	2,951,220	(141,359,570)	(69,285,144)	(207,693,494)
Global Healthcare	19,971,237	(86,791,650)	458,479,257	391,658,844
Global Industrials	2,754,797	(32,099,046)	(17,811,483)	(47,155,732)
Global Materials	3,007,939	(96,368,567)	(50,888,995)	(144,249,623)
Global Tech	5,666,366	(116,952,012)	622,873,858	511,588,212
Global Utilities	841,472	(46,525,570)	(19,145,662)	(64,829,760)

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Global Comm Services	$291,046,107	$6,137,545	$(39,820,452)	$(33,682,907)
Global Consumer Discretionary	348,946,477	13,183,219	(56,520,744)	(43,337,525)
Global Consumer Staples	1,476,032,546	109,253,235	(55,997,337)	53,255,898
Global Energy	1,711,767,217	202,087,793	(121,349,143)	80,738,650
Global Financials	492,260,581	12,768,548	(82,030,536)	(69,261,988)
Global Healthcare	3,642,815,858	663,603,606	(205,170,814)	458,432,792
Global Industrials	356,999,134	21,532,199	(39,341,406)	(17,809,207)
Global Materials	401,178,557	16,613,775	(67,500,962)	(50,887,187)
Global Tech	2,556,098,314	746,765,285	(123,890,203)	622,875,082
Global Utilities	154,956,396	4,262,418	(23,406,316)	(19,143,898)

9.	LINE OF CREDIT

The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2023, the Funds did not borrow under the Syndicated Credit Agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market

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Notes to Financial Statements  (continued)

conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares		Amount

Global Comm Services
Shares sold	5,000,000	$285,678,262	2,400,000		$180,066,363
Shares redeemed	(4,250,000)	(239,036,433)	(3,150,000)		(237,607,503)

	750,000	$46,641,829	(750,000)		$(57,541,140)

Global Consumer Discretionary
Shares sold	1,950,000	$257,608,569	1,350,000		$226,608,040
Shares redeemed	(2,150,000)	(280,455,814)	(1,700,000)		(269,624,156)

	(200,000)	$(22,847,245)	(350,000)		$(43,016,116)

Global Consumer Staples
Shares sold	10,150,000	$606,139,893	9,150,000		$571,394,685
Shares redeemed	(1,750,000)	(103,585,196)	(1,750,000)		(107,384,488)

	8,400,000	$502,554,697	7,400,000		$464,010,197

Global Energy
Shares sold	10,350,000	$380,017,898	46,650,000		$1,309,027,739
Shares redeemed	(25,800,000)	(945,635,510)	(36,600,000)		(971,697,280)

	(15,450,000)	$(565,617,612)	10,050,000		$337,330,459

Global Financials
Shares sold	1,500,000	$109,276,663	42,650,000		$3,390,727,688
Shares redeemed	(9,950,000)	(707,485,329)	(34,500,000)		(2,724,056,927)

	(8,450,000)	$(598,208,666)	8,150,000		$666,670,761

Global Healthcare
Shares sold	16,250,000	$1,349,795,290	6,950,000		$589,227,954
Shares redeemed	(7,250,000)	(599,437,224)	(2,150,000)		(181,413,413)

	9,000,000	$750,358,066	4,800,000		$407,814,541

Global Industrials
Shares sold	900,000	$96,114,001	800,000		$96,528,258
Shares redeemed	(1,200,000)	(123,290,052)	(1,200,000)		(142,237,357)

	(300,000)	$(27,176,051)	(400,000)		$(45,709,099)

Global Materials
Shares sold	800,000	$67,400,271	3,650,000		$336,899,964
Shares redeemed	(4,350,000)	(340,974,094)	(4,250,000)		(383,190,984)

	(3,550,000)	$(273,573,823)	(600,000)		$(46,291,020)

Global Tech
Shares sold	3,700,000	$189,510,660	27,900,000	(a)	$1,627,576,238
Shares redeemed	(31,700,000)	(1,509,808,992)	(40,150,000	)(a)	(2,243,982,777)

	(28,000,000)	$(1,320,298,332)	(12,250,000)		$(616,406,539)

Global Utilities
Shares sold	500,000	$32,654,633	1,050,000		$66,190,402
Shares redeemed	(1,000,000)	(58,079,232)	(800,000)		(48,541,045)

	(500,000)	$(25,424,599)	250,000		$17,649,357

(a)	Share transactions reflect a six-for-one stock split effective after the close of trading on July 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, and iShares Global Tech ETF, and have filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. The Funds continue to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The iShares Global Comm Services ETF, iShares Global Energy ETF and iShares Global Financials ETF are seeking, or are expected to seek, a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Funds paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Funds have accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

On February 16, 2023, the Board approved a proposal to change iShares Global Energy ETF’s index to S&P Global 1200 Energy 4.5/22.5/45 Capped Index and iShares Global Tech ETF’s index to S&P Global 1200 Information Technology 4.5/22.5/45 Capped Index. These changes became effective on April 20, 2023.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Global Comm Services ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Materials ETF

iShares Global Tech ETF

iShares Global Utilities ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

Global Comm Services	$3,646,006
Global Consumer Discretionary	4,762,718
Global Consumer Staples	33,520,935
Global Energy	114,647,347
Global Financials	25,482,646
Global Healthcare	69,649,748
Global Industrials	6,719,677
Global Materials	19,755,397
Global Tech	35,677,092
Global Utilities	5,446,821

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Global Materials	$18,015,848	$928,454

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Global Comm Services	44.22%
Global Consumer Discretionary	57.72%
Global Consumer Staples	69.91%
Global Energy	46.34%
Global Financials	33.90%
Global Healthcare	83.79%
Global Industrials	49.12%
Global Materials	13.30%
Global Tech	100.00%
Global Utilities	60.36%

I M P O R T A N T T A X I N F O R M A T I O N	97

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”),iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”)for iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Global Comm Services(a)	$0.733838	$—	$0.046403	$0.780241	94%	—%	6%	100%
Global Consumer Discretionary	1.259193	—	—	1.259193	100	—	—	100
Global Energy	1.856963	—	—	1.856963	100	—	—	100
Global Financials	2.605246	—	—	2.605246	100	—	—	100
Global Healthcare(a)	0.959372	—	0.030866	0.990238	97	—	3	100
Global Tech	0.362285	—	—	0.362285	100	—	—	100
Global Utilities	1.886287	—	—	1.886287	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Global Consumer Staples ETF and iShares Global Energy ETF (the “Funds”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Funds, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

S U P P L E M E N T A L I N F O R M A T I O N	99

Supplemental Information  (unaudited)  (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Funds.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares Global Consumer Staples ETF and iShares Global Energy ETF (the “Funds”) are registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

Each Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, each Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

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Trustee and Officer Information  (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs)(the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”)(each, a “BlackRock Fund Complex”).Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006);Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	101

Trustee and Officer Information  (unaudited)  (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

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Trustee and Officer Information  (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	103

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	105

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-300-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•  iShares Asia 50 ETF | AIA | NASDAQ

•  iShares Blockchain and Tech ETF | IBLC | NYSE Arca

•  iShares Emerging Markets Infrastructure ETF | EMIF | NASDAQ

•  iShares Europe ETF | IEV | NYSE Arca

•  iShares Future Metaverse Tech and Communications ETF | IVRS | NYSE Arca

•  iShares India 50 ETF | INDY | NASDAQ

•  iShares International Developed Property ETF | WPS | NYSE Arca

•  iShares International Developed Small Cap Value Factor ETF | ISVL | Cboe BZX

•  iShares International Dividend Growth ETF | IGRO | Cboe BZX

•  iShares Latin America 40 ETF | ILF | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large-and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%

U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)

International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)

Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended March 31, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -7.44% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered somewhat in the reporting period’s second half, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies experienced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve (“Fed”) raised interest rates eight times, driving an increase in the value of the U.S. dollar relative to most other currencies. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some foods. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing modestly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices began to decline, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined substantially, pressured by slowing economic growth and a stronger U.S. dollar. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

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Fund Summary as of March 31, 2023	iShares® Asia 50 ETF

Investment Objective

The iShares Asia 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Asian equities, as represented by the S&P Asia 50TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(7.77)%	0.33%	5.12%	(7.77)%	1.66%	64.70%
Fund Market	(7.62)	0.02	5.09	(7.62)	0.08	64.26
Index	(8.86)	0.96	5.73	(8.86)	4.90	74.57

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,251.40	$ 2.81		$ 1,000.00	$ 1,022.40	$ 2.52		0.50%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® Asia 50 ETF

Portfolio Management Commentary

Large-capitalization stocks in Asia declined significantly for the reporting period, pressured by higher interest rates. South Korean stocks detracted the most from the Index’s return in an environment of stalling economic growth. The South Korean economy slowed in the first half of the reporting period before contracting in the fourth quarter of 2022 amid normalizing consumer spending patterns and declining exports. Inflation was elevated, although it remained lower than in many other developed economies and decelerated by the end of the reporting period. In response to inflation, the Bank of Korea raised interest rates multiple times, pressuring stocks. The South Korean won also declined relative to the U.S. dollar, reducing the value of South Korean equities in U.S. dollar terms.

The South Korean information technology sector was the largest source of weakness, led by the technology hardware, storage, and peripherals industry. A sharp decline in demand for smartphones worked against the industry, driving a significant decline in earnings. Softer pricing for memory chips also dented the industry’s profitability. Stocks in the communication services sector also declined, as the interactive media and services industry faced slower growth in advertising revenue.

Taiwanese stocks also detracted from the Index’s performance. Taiwan’s economy contracted on an annual basis in the fourth quarter of 2022, stifled by declining exports. The economy of China, Taiwan’s largest trading partner, was slowed by strict lockdowns to prevent the spread of COVID-19, disrupting many Taiwanese businesses. The Taiwanese information technology sector declined the most, primarily the semiconductors and semiconductor equipment industry. As supply chains and spending patterns recovered from the coronavirus pandemic, global demand for semiconductors cooled significantly, pressuring the outlook for the industry. New U.S. restrictions on certain technology sales to China disrupted investment plans in the industry.

Chinese stocks also declined, driven by the internet and direct marketing retail industry in the consumer discretionary sector. Profitability in the industry was constrained by government restrictions and heightened competition among e-retailers.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	33.9%
Financials	22.4
Communication Services	17.8
Consumer Discretionary	17.6
Materials	3.1
Industrials	2.3
Real Estate	1.5
Health Care	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	41.1%
South Korea	22.1
Taiwan	21.9
Hong Kong	10.1
Singapore	4.8

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Blockchain and Tech ETF

Investment Objective

The iShares Blockchain and Tech ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that are involved in the development, innovation, and utilization of blockchain and crypto technologies; as represented by the NYSE FactSet Global Blockchain Technologies Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	(35.71)%
Fund Market	(35.53)
Index	(36.20)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was April 25, 2022. The first day of secondary market trading was April 27, 2022.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,130.80	$ 2.50		$ 1,000.00	$ 1,022.60	$ 2.37		0.47%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2023 (continued)	iShares® Blockchain and Tech ETF

Portfolio Management Commentary

The blockchain industry contracted significantly in 2022, in contrast to the exponential growth of preceding years. In particular, investor confidence in cryptocurrencies and digital assets —which underpin the model of decentralized finance that blockchain technology supports —dissipated amid a series of high-profile business failures. The collapse of an algorithmically powered stablecoin, an asset intended to maintain a 1:1 peg with the U.S. dollar, created significant ripple effects across the industry, leading to the demise of a major hedge fund and multiple lenders. The revelation of large-scale fraud within a major U.S. cryptocurrency exchange further weakened confidence, sending asset prices sharply lower.

At the same time, the sharp rise in interest rates offered investors of digital assets the opportunity to earn higher yields on other securities deemed less volatile, such as U.S. Treasuries. As gold prices climbed and cryptocurrencies dropped amid high inflation, investors were increasingly skeptical of bitcoin’s appeal over the precious metal as a store of value. This sentiment, along with ongoing volatility in the cryptocurrency markets, fueled an exodus of assets away from decentralized finance.

Profitability among bitcoin miners, or companies that devote extensive computing power to solving mathematical equations to generate cryptocurrencies, fell substantially as operating costs climbed and the market value of the assets fell. Cryptocurrency exchanges reported a sizable reduction in trading activity, which substantially decreased revenues and profits. Venture capital funding for blockchain and cryptocurrency projects also slowed. U.S. regulators took enforcement actions against multiple cryptocurrency businesses. Citing a lack of regulatory clarity and increased scrutiny, a handful of cryptocurrency companies closed U.S. business units.

Signs of a recovery emerged later in the reporting period, as digital asset and blockchain technology stocks climbed from their lowest prices, and investors returned. Blockchain technology continued to help businesses achieve tangible operational benefits beyond their current infrastructures. Technology conglomerates also announced efforts to broaden blockchain usage among enterprises and governments. The E.U. advanced measures to create a clear and comprehensive set of operating guidelines for cryptocurrency companies in the region.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Information Technology	58.9%
Financials	34.4
Industrials	3.9
Communication Services	1.4
Consumer Discretionary	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Riot Blockchain Inc.	17.0%
Coinbase Global Inc., Class A	11.3
Block Inc. New	9.2
Marathon Digital Holdings Inc.	5.5
Hut 8 Mining Corp.	4.8
Cleanspark Inc.	4.4
Advanced Micro Devices Inc.	4.3
Nvidia Corp.	4.2
Wolters Kluwer NV	3.9
International Business Machines Corp.	3.6

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Emerging Markets Infrastructure ETF

Investment Objective

The iShares Emerging Markets Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of 30 of the largest equities in the emerging markets infrastructure industry, as represented by the S&P Emerging Markets Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.11)%	(4.92)%	(2.21)%	(3.11)%	(22.28)%	(20.05)%
Fund Market	(4.32)	(5.25)	(2.32)	(4.32)	(23.65)	(20.95)
Index	(2.76)	(4.48)	(1.64)	(2.76)	(20.49)	(15.28)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,157.20	$ 3.23		$ 1,000.00	$ 1,021.90	$ 3.02		0.60%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2023 (continued)	iShares® Emerging Markets Infrastructure ETF

Portfolio Management Commentary

Infrastructure stocks in emerging markets declined for the reporting period amid volatility due to slowing economic growth, high global inflation, and concerns about the impact of rising interest rates. During the reporting period, rising energy prices in the wake of Russia’s invasion of Ukraine, as well as turmoil in the global banking system, were headwinds for emerging market infrastructure stocks. A slowdown in global inflation and China’s shift away from COVID-19 pandemic restrictions generally helped the Index’s performance later in the reporting period.

Utilities stocks in China detracted the most from the Index’s return. The country’s reopening from pandemic restrictions, along with government subsidies to renewable energy firms, were tailwinds for the sector. However, large renewable electricity stocks declined amid weak demand and relatively high industry-wide debt as many firms awaited overdue green energy subsidies promised by the central government. In addition, higher coal prices reduced profitability for companies distributing power generated from coal-fired plants.

Stocks in Brazil also detracted from the Index’s return. Electric utilities stocks fell as a change in the country’s presidential administration cast doubt on the industry’s recent privatization. Oil and gas storage and transportation stocks also declined, reflecting a surge in oil prices early in the reporting period and high debt levels that clouded credit rating outlooks.

Conversely, stocks of airport services firms in Mexico contributed to the Index’s return. North American companies, responding to supply-chain difficulties that surfaced during the pandemic, returned more of their production base closer to home. The country’s increased travel tied to that environment benefited the industry’s stocks. Overall, air travel in Mexico finally returned to pre-pandemic levels. Passenger traffic rose 5% in the first 11 months of 2022 compared with the same time frame in 2019. The increase, in part, reflected fewer U.S. border restrictions with Mexico beginning in late 2021 and a large influx of international workers.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Utilities	40.0%
Industrials	40.0
Energy	20.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	39.7%
Brazil	20.2
Mexico	17.7
Thailand	9.8
United Arab Emirates	4.8
Qatar	4.5
South Korea	3.3
Russia	0.0

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Europe ETF

Investment Objective

The iShares Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European equities, as represented by the S&P Europe 350TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.87%	4.41%	5.28%	2.87%	24.07%	67.34%
Fund Market	2.60	4.32	5.27	2.60	23.54	67.07
Index	1.58	4.58	5.55	1.58	25.10	71.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,332.20	$ 3.78		$ 1,000.00	$ 1,021.70	$ 3.28		0.65%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2023 (continued)	iShares® Europe ETF

Portfolio Management Commentary

European stocks rose modestly during the reporting period as companies navigated an array of economic and business challenges, including stubbornly high inflation, the ongoing war in Ukraine, COVID-19 lockdowns in China, and a Swiss banking crisis. French stocks contributed the most to the Index’s return as surging consumer demand for luxury goods benefited companies in the consumer discretionary sector. Textile and apparel makers added new jobs and increased shareholder dividends. Sales at the world’s largest luxury group topped pre-pandemic levels as affluent Americans, buoyed by the strong U.S. dollar, returned to spending on international travel and luxury goods such as jewelry and luggage. Demand from U.S. and European consumers also drove sales of beauty products and helped offset rising input costs and the impact of China’s slowdown. A strong recovery in oil demand and the ongoing restriction on supply stemming from Russia’s war in Ukraine aided profits of French energy companies.

Danish stocks also contributed to the Index’s return, with pharmaceuticals companies leading returns. Demand for a new medicine for obesity outstripped supply in the U.S. and delayed its entry into many European markets. Sales of the drug increased operating profits of the drug’s developer and boosted the stock’s price.

On the downside, pharmaceuticals stocks in Switzerland were the largest detractors from the Index’s return, as the receding pandemic reduced demand for COVID-19 products. The failure of a highly anticipated Alzheimer’s drug to slow the onset of the disease in clinical trials disappointed investors, sending stock prices lower. Bank stocks were also notable detractors from the Index’s return after the near-collapse of a prominent Swiss bank shook investor confidence, leading to a government-structured deal with a rival lender. Swiss consumer staples stocks also detracted from the Index’s return as packaged foods companies reported lower sales volumes despite moves to offset higher raw material costs by increasing the prices of consumer goods.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	17.1%
Health Care	15.4
Industrials	14.8
Consumer Staples	12.9
Consumer Discretionary	11.7
Materials	7.1
Information Technology	6.8
Energy	5.9
Utilities	4.2
Communication Services	3.5
Real Estate	0.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United Kingdom	23.4%
France	18.4
Switzerland	15.5
Germany	12.8
Netherlands	7.2
Sweden	4.7
Denmark	4.7
Spain	3.9
Italy	3.6
Belgium	1.5
Finland	1.5
Ireland	1.2
Other (each representing less than 1%)	1.6

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Future Metaverse Tech and Communications ETF

Investment Objective

The iShares Future Metaverse Tech and Communications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. and non-U.S. companies that provide products and services that are expected to contribute to the metaverse in areas including virtual platforms, social media, gaming, 3D software, digital assets, and virtual and augmented reality, as represented by the Morningstar Global Metaverse & Virtual Interaction Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	4.82%
Fund Market	4.62
Index	4.78

For the fiscal period ended March 31, 2023, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was February 14, 2023. The first day of secondary market trading was February 16, 2023.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (02/14/23)	(a)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,048.20	$ 0.59		$ 1,000.00	$ 1,022.60	$ 2.37		0.47%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 45/365 for actual expenses and 182/365 for hypothetical expenses (to reflect the six month period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Software	29.8%
Entertainment	28.2
Semiconductors & Semiconductor Equipment	15.5
Interactive Media & Services	13.4
Technology Hardware, Storage & Peripherals	7.4
Household Durables	5.1
Other (each representing less than 1%)	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	6.2%
Nvidia Corp.	5.3
Meta Platforms Inc, Class A	5.2
Tencent Holdings Ltd.	4.8
Ansys Inc.	4.7
ROBLOX Corp., Class A	4.6
Activision Blizzard Inc.	4.6
Zoom Video Communications Inc., Class A	4.6
Electronic Arts Inc.	4.5
NetEase Inc.	4.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2023	iShares® India 50 ETF

Investment Objective

The iShares India 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Indian equities, as represented by the Nifty 50 Index (the “Index”) and determined by the Index provider, NSE Indices Ltd. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	(7.59	)%(a)	5.87%	7.16%	(7.59	)%(a)	32.99%	99.69%
Fund Market	(7.75)		5.52	7.06	(7.75)		30.85	97.80
Index	(7.25)		7.66	8.61	(7.25)		44.62	128.33

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,011.00	$ 4.46		$ 1,000.00	$ 1,020.50	$ 4.48		0.89%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	iShares® India 50 ETF

Portfolio Management Commentary

Large-capitalization Indian stocks declined for the reporting period amid slowing economic growth and rising interest rates. While India’s economy continued to recover from the effects of the coronavirus pandemic, the rate of growth slowed on an annual basis in the second half of 2022 as the effect of pent-up consumer demand faded and manufacturing growth stalled. Rising interest rates also weighed on the economy, and the Reserve Bank of India increased its headline interest rate multiple times during the reporting period. While inflation was substantial, it was not significantly higher than India’s historical average and showed signs of easing as the reporting period continued. The Indian rupee declined notably relative to the U.S. dollar, reducing the value of equities held in U.S. dollar terms.

Higher oil and gas prices following Russia’s invasion of Ukraine initially had a negative impact on India, which is a large net-importer of energy commodities. However, India benefited from falling prices thereafter and was able to negotiate discounts on Russian oil that were below standard market prices. India’s exports grew, particularly exports of services, which helped to offset weaker growth in goods exports.

The Indian labor market was tepid, as unemployment remained high even as the economy continued to grow. The labor force participation rate stayed relatively low, indicating that many Indians, particularly young workers, stopped looking for work entirely. Nonetheless, consumer spending rose as economic activity continued to return to normal, sustaining the country’s economic growth.

A high-profile report from a U.S.-based finance firm accusing a large Indian conglomerate of fraud and market manipulation negatively impacted India’s stock market. The report led to intensified investor scrutiny of Indian companies associated with the conglomerate, driving a decline in Indian equities overall. However, the conglomerate vigorously contested the accusations, and an investigation by the Securities and Exchange Board of India had not released any findings by the end of the reporting period. The government’s business-friendly financial reforms helped attract investors to Indian markets.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	37.7%
Information Technology	14.1
Energy	12.1
Consumer Staples	9.6
Materials	6.8
Consumer Discretionary	6.7
Industrials	4.7
Health Care	3.8
Communication Services	2.4
Utilities	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Reliance Industries Ltd.	10.3%
HDFC Bank Ltd.	9.3
ICICI Bank Ltd.	8.0
Infosys Ltd.	6.7
Housing Development Finance Corp. Ltd.	6.2
ITC Ltd.	4.4
Tata Consultancy Services Ltd.	4.3
Larsen & Toubro Ltd.	3.4
Kotak Mahindra Bank Ltd.	3.3
Axis Bank Ltd.	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2023	iShares® International Developed Property ETF

Investment Objective

The iShares International Developed Property ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the S&P Developed ex-U.S. Property IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(22.49)%	(3.27)%	0.69%	(22.49)%	(15.33)%	7.13%
Fund Market	(22.48)	(3.40)	0.63	(22.48)	(15.88)	6.52
Index	(23.28)	(3.25)	0.71	(23.28)	(15.23)	7.38

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,081.70	$ 2.54		$ 1,000.00	$ 1,022.50	$ 2.47		0.49%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023 (continued)	iShares® International Developed Property ETF

Portfolio Management Commentary

International developed property stocks declined significantly during the reporting period amid a slowing global economy, elevated inflation, and sharply higher interest rates. German stocks were the largest detractors from the Index’s performance, led by equity real estate investment trusts (“REITs”). Rising interest rates drove a downturn in the real estate market in Germany, as property financing and mortgages became more expensive. Transactions in the German commercial real estate market declined significantly amid pricing uncertainty and the economic impact of Russia’s invasion of Ukraine.

German real estate operating companies were negatively affected by government action against a prominent company in the industry. German authorities raided the offices of the company and prosecutors alleged that illegal kickbacks were made in the awarding of contracts to subcontractors. While the investigation was still ongoing at the end of the reporting period, the high-profile accusations drove a significant decline in the industry.

The U.K. diversified REIT industry was another notable source of detraction from the Index’s return. Interest rates rose rapidly in the U.K. and the Bank of England was one of the first major central banks to raise interest rates. Consequently, borrowing costs rose significantly for firms investing in the U.K. property market, weighing on profitability. The deteriorating economic outlook and high interest rates led to a devaluation of some properties in the industry, while elevated inflation drove operating costs sharply higher.

Despite facing a different macroeconomic backdrop, Japanese diversified REITs also declined. Inflation was lower in Japan than in most other major economies, and the Bank of Japan (“BOJ”) held interest rates steady, keeping its key short-term interest rate in negative territory. Nonetheless, investor concerns about pressure on the BOJ to increase interest rates and modify its yield curve control policy weighed on the industry.

Diversified REITs in Australia were another source of weakness, declining amid a downturn in the real estate market. Higher interest rates and economic uncertainty negatively impacted the tenants of some warehouses and industrial properties, which in turn pressured REITs that own these properties.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2023 (continued)	iShares® International Developed Property ETF

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments	(a)

Real Estate Operating Companies	19.3%
Diversified Real Estate Activities	17.9
Retail REITs	14.3
Industrial REITs	14.1
Diversified REITs	12.1
Office REITs	8.8
Real Estate Development	4.2
Multi-Family Residential REITs	4.0
Health Care REITs	2.0
Hotel & Resort REITs	1.5
Self Storage REITs	1.0
Other (each representing less than 1%)	0.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	29.0%
Hong Kong	13.3
Australia	12.8
United Kingdom	9.6
Singapore	9.0
Sweden	4.0
Canada	3.7
Germany	3.7
France	3.5
Switzerland	2.5
Belgium	2.5
Israel	2.2
Other (each representing less than 1%)	4.2

(a)	Excludes money market funds.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® International Developed Small Cap Value Factor ETF

Investment Objective

The iShares International Developed Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed market small-capitalization stocks, excluding the U.S. and Korea, with prominent value characteristics, as represented by the FTSE Developed ex US ex Korea Small Cap Focused Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(4.56)%	(1.33)%	(4.56)%	(2.67)%
Fund Market	(4.09)	(1.10)	(4.09)	(2.22)
Index	(5.37)	(1.23)	(5.37)	(2.46)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was March 23, 2021. The first day of secondary market trading was March 25, 2021.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,243.30	$ 1.68		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2023 (continued)	iShares® International Developed Small Cap Value Factor ETF

Portfolio Management Commentary

International developed market small-capitalization stocks with prominent value characteristics declined for the reporting period amid a slowing global economy, elevated inflation, and high interest rates. U.K. stocks were the largest detractors from the Index’s performance, led by diversified real estate investment trusts (“REITs”). As interest rates edged higher, borrowing costs for firms investing in the U.K. rose significantly, squeezing profit margins and shrinking budgets. The deteriorating outlook and changing post-pandemic consumer shopping habits lowered rental income and decreased demand for warehouse properties. A sharp rise in yields also prompted property investors to cycle away from REITs in favor of government bonds.

Diversified REITs in Australia detracted from the Index’s performance amid a broader downturn in the real estate market. Higher interest rates and economic uncertainty negatively impacted the tenants of some commercial and industrial properties, which in turn pressured the REITs that own these properties. Companies involved in residential communities reported lower earnings and fewer deal closings due to labor shortages, construction delays, and rising inflation.

Canadian REIT stocks also detracted from the Index’s return as real estate stocks traded sharply lower following multiple interest rate hikes by the Bank of Canada. Commercial real estate companies reported delays in new lease agreements as clients weighed recession fears. Financials companies also detracted from the Index’s return amid high inflation and a challenging capital markets environment.

Conversely, Japanese stocks were significant contributors to the Index’s return. Steel makers raised prices to offset increased production costs and expanded into more profitable business lines, benefiting industrials stocks. Consumer discretionary companies gained as Japan reopened to foreigners and retail sales increased, particularly in the luxury watch market. Lastly, rising bank fees and higher interest rates proved profitable for Italian banks, driving contribution from Italian financials.

The Index’s selection process is designed to maximize exposure to small-capitalization stocks with prominent value characteristics, with screens to eliminate stocks with low liquidity, high volatility, high debt, negative sentiment, and negative momentum. Reflecting those constraints, the Index outperformed the broader market, as represented by the FTSE Developed ex US ex Korea Small Cap Focused Value Index. The value factor tends to perform relatively well during economic environments with high inflation and rising interest rates due in part to value’s lower-interest rate sensitivity and shorter-dated cash flows. Stock selection in the U.K., Japan, and Germany also contributed.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	23.9%
Financials	16.6
Materials	14.4
Real Estate	14.1
Consumer Discretionary	9.1
Consumer Staples	4.9
Energy	4.2
Information Technology	4.1
Health Care	3.8
Utilities	2.8
Communication Services	2.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Japan	19.0%
United Kingdom	18.4
Canada	17.0
Australia	8.9
Switzerland	8.8
Sweden	5.6
Germany	3.3
France	2.9
Finland	2.9
Belgium	2.2
Austria	2.2
Denmark	2.2
Norway	1.6
Singapore	1.5
Italy	1.1
New Zealand	1.0
Other (each representing less than 1%)	1.4

(a)	Excludes money market funds.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® International Dividend Growth ETF

Investment Objective

The iShares International Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of international equities with a history of consistently growing dividends, as represented by the Morningstar® Global ex-US Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(4.60)%	4.17%	6.01%	(4.60)%	22.69%	49.36%
Fund Market	(4.61)	4.01	6.04	(4.61)	21.73	49.63
Index	(5.46)	4.08	5.95	(5.46)	22.12	48.76

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was May 17, 2016. The first day of secondary market trading was May 19, 2016.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,207.20	$ 0.83		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2023 (continued)	iShares® International Dividend Growth ETF

Portfolio Management Commentary

Dividend stocks outside the U.S. declined amid rapidly rising interest rates and a weakening global economy. As central banks around the world raised interest rates, bond yields rose significantly. Dividend-bearing stocks are typically negatively impacted by higher yields, since higher income from bonds makes those investments relatively more attractive to income-seeking investors. Nonetheless, some investors viewed dividend-paying stocks as being more resilient in an economic downturn.

Canadian stocks led the decline, as bank stocks in the financials sector faced significant headwinds. Canada’s economic growth slowed during the reporting period, and the worsening economy drove an increase in provisions for loan losses at banks. A substantial payment to settle claims surrounding a large bank’s involvement with a fraudulent investment scheme also weighed on the banking industry. However, improved net interest margins amid rising interest rates helped the industry offset some of the negative impacts to income.

Swiss stocks also detracted from the Index’s performance, most notably in the healthcare sector. Pharmaceuticals companies faced declining demand for COVID-19 treatments and diagnostic testing kits as vaccinations against the virus expanded. Increased competition from several biosimilar cancer treatment drugs, which have similar active properties as older licensed drugs, also weakened sales.

In China, weakness in the financials sector detracted from performance, particularly in the banking industry. Investors’ concerns about exposure of banks to troubled Chinese property developers pressured the industry.

On the upside, Danish stocks contributed to the Index’s return, buoyed by the pharmaceuticals industry in the healthcare sector. The industry benefited from soaring sales and profits from a new anti-obesity drug, outstripping projections. However, the high costs of the drug, lack of insurance coverage, and production delays limited sales growth.

Spanish and French high-dividend stocks also gained. In Spain, the utilities sector benefited from its foreign operations, as strong profits from North and South America helped to offset a decline domestically. In France, the successful trial of a drug to treat pulmonary disease supported the pharmaceuticals industry in the healthcare sector.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Financials	25.7%
Health Care	15.9
Consumer Staples	12.7
Industrials	12.5
Utilities	8.8
Materials	7.0
Information Technology	6.7
Communication Services	3.1
Consumer Discretionary	2.8
Energy	2.8
Real Estate	2.0

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Canada	19.5%
Japan	19.0
Switzerland	12.2
United Kingdom	11.9
China	6.1
Germany	5.9
France	4.4
Denmark	3.6
Spain	2.7
Hong Kong	2.5
India	2.1
Australia	2.1
Ireland	1.2
Netherlands	1.1
Other (each representing less than 1%)	5.7

(a)	Excludes money market funds.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2023	iShares® Latin America 40 ETF

Investment Objective

The iShares Latin America 40 ETF (the “Fund”) seeks to track the investment results of an index composed of 40 of the largest Latin American equities, as represented by the S&P Latin America 40TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(11.29)%	(3.15)%	(1.97)%	(11.29)%	(14.80)%	(18.07)%
Fund Market	(11.43)	(3.31)	(1.97)	(11.43)	(15.49)	(18.07)
Index	(10.76)	(2.85)	(1.60)	(10.76)	(13.46)	(14.87)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,088.20	$ 2.50		$ 1,000.00	$ 1,022.50	$ 2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2023 (continued)	iShares® Latin America 40 ETF

Portfolio Management Commentary

Large-capitalization Latin American stocks declined significantly for the reporting period amid high inflation and tighter monetary policy. Brazil was the largest detractor from the Index’s return, as economic growth in the country faltered. Rising borrowing costs weakened the Brazilian economy, which slowed before finally contracting in the fourth quarter of 2022. The central bank of Brazil raised interest rates multiple times in response to elevated inflation and prices fell substantially over the course of the reporting period. The Brazilian real declined relative to the U.S. dollar amid tightening U.S. monetary policy and fiscal concerns in Brazil, reducing the value of Brazilian stocks in U.S. dollar terms.

The Brazilian financials sector was a significant source of weakness, particularly the banking industry. The worsening economic environment in Brazil weakened bank profits, as consumers’ reduced purchasing power drove an increase in expenses from delinquent loans expected to go unpaid. Rising operating costs also dented earnings in the banking industry. Brazil’s materials sector also detracted, as the metals and mining industry faced volatile prices for iron ore and fines for safety practices related to a dam collapse. Furthermore, high rainfall and equipment maintenance needs led to a reduction in iron ore production late in 2022. The consumer staples sector also declined, as an oversupply of poultry and high costs weighed on profitability in the packaged foods and meats industry.

Colombian stocks also detracted from the Index’s performance in an environment of tepid economic growth. Equities in Colombia faced headwinds following a presidential election and a new administration perceived by some investors as less business friendly. The financials sector declined the most, as inflation rose during the reporting period, pressuring bank customers’ purchasing power and ability to repay loans.

On the upside, Mexican stocks contributed slightly to the Index’s performance. Despite slow economic growth, unemployment dropped to the lowest rate in 20 years, and inflation began to decelerate. The Mexican banking industry benefited from an influx of new customers relocating factories closer to the U.S.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	29.3%
Materials	26.7
Consumer Staples	15.1
Energy	11.2
Communication Services	5.7
Industrials	5.5
Utilities	3.0
Consumer Discretionary	1.6
Real Estate	1.0
Health Care	0.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Brazil	59.0%
Mexico	28.3
Chile	7.2
Peru	3.8
Colombia	1.7

(a)	Excludes money market funds.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	25

Schedule of Investments March 31, 2023	iShares® Asia 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 40.9%
Alibaba Group Holding Ltd.(a)	10,500,000	$132,987,613
ANTA Sports Products Ltd.	733,600	10,651,218
Baidu Inc.(a)	1,540,100	29,017,438
Bank of China Ltd., Class H	52,862,000	20,265,535
BYD Co. Ltd., Class H	589,500	17,340,821
China Construction Bank Corp., Class H	66,988,960	43,354,911
China Merchants Bank Co. Ltd., Class H	2,243,500	11,392,531
Industrial & Commercial Bank of China Ltd., Class H	48,395,115	25,719,058
JD.com Inc., Class A	1,633,500	35,669,421
Kuaishou Technology(a)(b)	1,319,600	10,146,820
Li Ning Co. Ltd.	1,593,000	12,527,205
Meituan, Class B(a)(b)	3,197,580	58,011,181
NetEase Inc.	1,244,000	21,960,168
Ping An Insurance Group Co. of China Ltd., Class H	4,203,500	27,193,334
Tencent Holdings Ltd.	4,088,400	199,797,222
Wuxi Biologics Cayman Inc.(a)(b)	2,419,500	14,908,857
Xiaomi Corp., Class B(a)(b)	9,803,000	15,086,326

		686,029,659

Hong Kong — 10.1%
AIA Group Ltd.	7,939,600	83,265,405
CK Hutchison Holdings Ltd.	1,825,148	11,291,547
Hong Kong Exchanges & Clearing Ltd.	795,300	35,251,430
Link REIT	1,725,460	11,095,106
Sun Hung Kai Properties Ltd.	1,025,500	14,366,841
Techtronic Industries Co. Ltd.	1,247,000	13,511,376

		168,781,705

Singapore — 4.8%
DBS Group Holdings Ltd.	1,241,900	30,875,790
Oversea-Chinese Banking Corp. Ltd.	2,748,374	25,619,742
United Overseas Bank Ltd.	1,047,200	23,487,690

		79,983,222

South Korea — 20.4%
Celltrion Inc.	73,060	8,444,871
Hyundai Motor Co.	95,728	13,619,467
Kakao Corp.	212,251	10,051,953
KB Financial Group Inc.	260,683	9,520,713
Kia Corp.	182,945	11,417,240
LG Chem Ltd.	32,157	17,660,417
LG Energy Solution(a)	28,546	12,861,478
NAVER Corp.	101,405	15,889,244
POSCO Holdings Inc.	50,030	14,154,545
Samsung Electronics Co. Ltd.	3,485,719	172,372,139
Samsung SDI Co. Ltd.	37,423	21,257,711
Shinhan Financial Group Co. Ltd.	345,068	9,373,881
SK Hynix Inc.	366,508	25,081,944

		341,705,603

Security	Shares	Value

Taiwan — 21.8%
Cathay Financial Holding Co. Ltd.	6,465,235	$8,901,640
Chunghwa Telecom Co. Ltd.	2,580,551	10,143,876
CTBC Financial Holding Co. Ltd.	13,292,359	9,572,231
Delta Electronics Inc.	1,305,000	12,947,735
Formosa Plastics Corp.	2,951,071	8,909,300
Fubon Financial Holding Co. Ltd.	5,364,600	9,984,084
Hon Hai Precision Industry Co. Ltd.	8,180,052	28,000,273
MediaTek Inc.	1,085,112	28,132,739
Nan Ya Plastics Corp.	3,846,510	9,798,262
Taiwan Semiconductor Manufacturing Co. Ltd.	12,852,343	225,232,246
United Microelectronics Corp.	7,884,000	13,796,460

		365,418,846

Total Common Stocks — 98.0% (Cost: $1,680,822,164)		1,641,919,035

Preferred Stocks

South Korea — 1.6%
Hyundai Motor Co., Series 2, Preference Shares, NVS	24,550	1,813,440
LG Chem Ltd., Preference Shares, NVS	5,173	1,239,478
Samsung Electronics Co. Ltd., Preference Shares, NVS.	559,778	23,294,938

		26,347,856

Total Preferred Stocks — 1.6% (Cost: $9,894,202)		26,347,856

Total Long-Term Investments — 99.6% (Cost: $1,690,716,366)		1,668,266,891

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(c)(d)	700,000	700,000

Total Short-Term Securities — 0.0% (Cost: $700,000)		700,000

Total Investments — 99.6% (Cost: $1,691,416,366)		1,668,966,891

Other Assets Less Liabilities — 0.4%		6,557,662

Net Assets — 100.0%		$1,675,524,553

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Asia 50 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$3,438	(b)	$—	$(3,438)	$—	$—	—	$10,844	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	700,000	(b)	—	—	—	700,000	700,000	33,046		—

					$(3,438)	$—	$700,000		$43,890		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE Taiwan Index	35	04/27/23	$1,948	$2,223
MSCI China Index	130	06/16/23	3,293	127,253
MSCI Emerging Markets Index	30	06/16/23	1,493	47,090

				$176,566

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$176,566	$—	$—	$—	$176,566

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(556,346)	$—	$—	$—	$(556,346)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(63,530)	$—	$—	$—	$(63,530)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2023	iShares® Asia 50 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,913,361

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$1,641,919,035	$—	$1,641,919,035
Preferred Stocks	—	26,347,856	—	26,347,856
Short-Term Securities
Money Market Funds	700,000	—	—	700,000

	$700,000	$1,668,266,891	$—	$1,668,966,891

Derivative Financial Instruments(a)
Assets
Equity Contracts	$47,090	$129,476	$—	$176,566

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Blockchain and Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Capital Markets — 18.0%
Allfunds Group PLC	5,971	$39,570
Bakkt Holdings Inc.(a)(b)	102,362	176,063
Coinbase Global Inc., Class A(a)(b)	10,877	734,959
Galaxy Digital Holdings Ltd.(a)	24,446	93,334
Robinhood Markets Inc., Class A(a)	6,257	60,756
SBI Holdings Inc.	3,500	69,509
Voyager Digital Ltd.(a)	57,043	1,426

		1,175,617

Financial Services — 12.9%
Block Inc. New(a)	8,675	595,539
Lakala Payment Co. Ltd., Class A(a)	6,200	16,956
PayPal Holdings Inc.(a)	3,066	232,832

		845,327

Insurance — 3.3%
Ping An Insurance Group Co. of China Ltd., Class A	32,100	212,614

Interactive Media & Services — 1.4%
Z Holdings Corp.	32,900	93,286

IT Services — 7.2%
Digital Garage Inc.	500	16,517
DXC Technology Co.(a)	3,280	83,837
GMO internet group Inc.	900	17,542
International Business Machines Corp.	1,804	236,486
NTT Data Corp.	8,600	113,060

		467,442

Broadline Retail — 1.4%
GoTo Gojek Tokopedia Tbk PT(a)	12,556,000	91,408

Professional Services — 3.8%
Wolters Kluwer NV	1,993	251,589

Semiconductors & Semiconductor Equipment — 9.7%
Advanced Micro Devices Inc.(a)	2,869	281,191
Ambarella Inc.(a)	530	41,032
Amlogic Shanghai Co. Ltd.(a)	3,101	37,921
Nvidia Corp.	979	271,937

		632,081

Security	Shares	Value

Software — 38.8%
Applied Blockchain Inc., NVS(a)	22,747	$50,953
Bit Digital Inc.(a)(b)	53,215	81,951
Bitfarms Ltd/Canada(a)(b)	122,295	118,626
Cleanspark Inc.(a)	103,187	286,860
Hive Blockchain Technologies Ltd.(a)(b)	35,373	116,377
Hut 8 Mining Corp.(a)(b)	168,672	312,043
Iris Energy Ltd.(a)	20,449	62,574
Marathon Digital Holdings Inc.(a)(b)	41,243	359,639
Riot Blockchain Inc.(a)(b)	110,674	1,105,633
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	8,800	18,037
YGSOFT Inc.	15,400	21,022

		2,533,715

Technology Hardware, Storage & Peripherals — 3.0%
Canaan Inc., ADR(a)(b)	62,001	167,403
GRG Banking Equipment Co. Ltd., Class A	15,100	26,933

		194,336

Total Long-Term Investments — 99.5% (Cost: $5,826,031)		6,497,415

Short-Term Securities

Money Market Funds — 34.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(c)(d)(e)	2,274,156	2,274,838

Total Short-Term Securities — 34.9% (Cost: $2,274,707)		2,274,838

Total Investments — 134.4% (Cost: $8,100,738)		8,772,253

Liabilities in Excess of Other Assets — (34.4)%		(2,242,868)

Net Assets — 100.0%		$6,529,385

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/25/22	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$2,274,571	(b)	$—	$136	$131	$2,274,838	2,274,156	$86,813	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		0	(b)	—	—	—	—	—	206		—

						$136	$131	$2,274,838		$87,019		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2023	iShares® Blockchain and Tech ETF

(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Micro E-Mini Russell 2000 Index	2	06/16/23	$18	$750

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$750	$—	$—	$—	$750

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,154)	$—	$—	$—	$(1,154)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$750	$—	$—	$—	$750

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,747

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$5,470,025	$1,027,390	$—	$6,497,415

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Blockchain and Tech ETF

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$2,274,838	$—	$—	$2,274,838

	$7,744,863	$1,027,390	$—	$8,772,253

Derivative Financial Instruments(a)
Assets
Equity Contracts	$750	$—	$—	$750

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments March 31, 2023	iShares® Emerging Markets Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 17.2%
CCR SA	279,027	$704,662
Centrais Eletricas Brasileiras SA, ADR	258,634	1,714,744
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	69,417	694,864
Ultrapar Participacoes SA, ADR	287,621	785,205

		3,899,475

China — 39.6%
Beijing Capital International Airport Co. Ltd., Class H(a)	420,000	309,325
CGN Power Co. Ltd., Class H(b)	2,268,000	542,992
China Gas Holdings Ltd.	605,600	852,645
China Longyuan Power Group Corp. Ltd., Class H	674,000	768,908
China Merchants Port Holdings Co. Ltd.	342,000	525,035
China Oilfield Services Ltd., Class H	718,000	738,100
China Power International Development Ltd.	1,008,000	401,389
China Resources Gas Group Ltd.	183,500	674,988
China Resources Power Holdings Co. Ltd.	364,000	776,629
China Suntien Green Energy Corp. Ltd., Class H	735,000	321,498
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(a)(c)	514,000	531,502
COSCO SHIPPING Ports Ltd.	424,000	283,519
Guangdong Investment Ltd.	570,000	583,095
Jiangsu Expressway Co. Ltd., Class H	310,000	288,291
Kunlun Energy Co. Ltd.	814,000	635,513
Shenzhen Expressway Co. Ltd., Class H	148,000	131,490
Shenzhen International Holdings Ltd.	346,999	307,029
Zhejiang Expressway Co. Ltd., Class H	346,000	275,278

		8,947,226

Mexico — 17.6%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	8,533	763,789
Grupo Aeroportuario del Pacifico SAB de CV, ADR	9,081	1,771,794
Grupo Aeroportuario del Sureste SAB de CV, ADR	4,721	1,446,845

		3,982,428

Qatar — 4.5%
Qatar Gas Transport Co. Ltd.	1,076,310	1,016,503

South Korea — 3.3%
Korea Electric Power Corp., ADR(a)(c)	104,315	723,946
SK Gas Ltd.	254	23,224

		747,170

Thailand — 9.8%
Airports of Thailand PCL, NVDR(a)	1,062,900	2,208,828

Security	Shares	Value

United Arab Emirates — 4.8%
ADNOC Drilling Co. PJSC	1,015,219	$1,091,930

Total Common Stocks — 96.8% (Cost: $19,374,816)		21,893,560

Preferred Stocks

Brazil — 3.0%
Cia. Energetica de Minas Gerais, Preference Shares, ADR	297,674	666,790

Russia — 0.0%
Transneft PJSC, Preference Shares, NVS(d)	640	—

Total Preferred Stocks — 3.0% (Cost: $1,998,115)		666,790

Total Long-Term Investments — 99.8% (Cost: $21,372,931)		22,560,350

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(e)(f)(g)	950,719	951,005
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(e)(f)	40,000	40,000

Total Short-Term Securities — 4.4% (Cost: $990,976)		991,005

Total Investments — 104.2% (Cost: $22,363,907)		23,551,355

Liabilities in Excess of Other Assets — (4.2)%		(938,471)

Net Assets — 100.0%		$22,612,884

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Emerging Markets Infrastructure ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,224,889	$—		$(274,225	)(a)	$(205)	$546	$951,005	950,719	$15,180	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	10,000	(a)	—		—	—	40,000	40,000	824		—

						$(205)	$546	$991,005		$16,004		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	1	06/16/23	$50	$1,985

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,985	$—	$—	$—	$1,985

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(15,567)	$—	$—	$—	$(15,567)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,832)	$—	$—	$—	$(1,832)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$121,426

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2023	iShares® Emerging Markets Infrastructure ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$9,697,779	$12,195,781	$—	$21,893,560
Preferred Stocks	666,790	—	—	666,790
Short-Term Securities
Money Market Funds	991,005	—	—	991,005

	$11,355,574	$12,195,781	$—	$23,551,355

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,985	$—	$—	$1,985

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.2%
Erste Group Bank AG	64,807	$2,147,013
OMV AG	25,778	1,183,806
Verbund AG	5,695	495,367

		3,826,186

Belgium — 1.5%
Ageas SA/NV	32,323	1,398,238
Anheuser-Busch InBev SA/NV	181,030	12,067,430
Argenx SE(a)	10,095	3,748,833
Groupe Bruxelles Lambert NV	18,127	1,546,959
KBC Group NV	61,767	4,244,058
Solvay SA	13,711	1,568,075
UCB SA	22,736	2,032,055
Umicore SA	37,759	1,280,832

		27,886,480

Denmark — 4.6%
AP Moller - Maersk A/S, Class A	625	1,108,778
AP Moller - Maersk A/S, Class B, NVS	1,032	1,875,876
Carlsberg AS, Class B	17,780	2,758,867
Chr Hansen Holding A/S	18,883	1,436,437
Coloplast A/S, Class B	21,675	2,853,887
Danske Bank A/S(a)	123,782	2,490,344
DSV A/S	32,863	6,372,051
Genmab A/S(a)	11,931	4,509,981
GN Store Nord A/S(a)	24,533	550,096
Novo Nordisk A/S, Class B	299,747	47,606,196
Novozymes A/S, Class B	38,149	1,953,349
Orsted AS(b)	34,770	2,964,766
Pandora A/S	17,533	1,682,960
Tryg A/S	65,891	1,440,744
Vestas Wind Systems A/S	183,871	5,358,812

		84,963,144

Finland — 1.5%
Elisa OYJ	27,490	1,657,960
Fortum OYJ	79,480	1,217,516
Kesko OYJ, Class B	52,088	1,119,439
Kone OYJ, Class B	72,232	3,767,189
Metso Outotec OYJ	128,064	1,398,379
Neste OYJ	78,857	3,895,841
Nokia OYJ	982,745	4,824,182
Sampo OYJ, Class A	89,988	4,246,095
Stora Enso OYJ, Class R	113,331	1,474,422
UPM-Kymmene OYJ	97,441	3,272,845
Wartsila OYJ Abp	87,830	828,875

		27,702,743

France — 18.3%
Accor SA(a)	32,370	1,052,383
Air Liquide SA	95,826	16,040,178
Airbus SE	112,181	14,983,731
Alstom SA	56,450	1,536,924
ArcelorMittal SA	105,362	3,192,077
Arkema SA	12,110	1,195,703
AXA SA	365,814	11,163,755
BNP Paribas SA	206,832	12,351,495
Bouygues SA	38,166	1,287,189
Bureau Veritas SA	53,642	1,541,267
Capgemini SE	28,604	5,315,635
Carrefour SA	108,565	2,194,922

Security	Shares	Value

France (continued)
Cie. de Saint-Gobain	93,854	$5,334,996
Cie. Generale des Etablissements Michelin SCA	129,472	3,957,735
Credit Agricole SA	248,274	2,800,828
Danone SA	115,670	7,197,404
Dassault Systemes SE	126,330	5,211,243
Edenred	45,558	2,696,337
Eiffage SA	14,411	1,559,500
Engie SA	338,159	5,351,261
EssilorLuxottica SA	55,539	10,014,946
Eurofins Scientific SE	24,206	1,620,826
Euronext NV(b)	17,807	1,363,568
Gecina SA	10,159	1,054,509
Getlink SE	73,310	1,207,388
Hermes International	6,406	12,973,788
Kering SA	13,179	8,598,343
Legrand SA	48,723	4,451,933
L’Oreal SA	46,123	20,609,723
LVMH Moet Hennessy Louis Vuitton SE	47,762	43,841,136
Orange SA	345,190	4,100,917
Pernod Ricard SA	37,100	8,400,585
Publicis Groupe SA	42,726	3,335,183
Renault SA(a)	38,009	1,549,101
Safran SA	63,787	9,442,810
Sanofi	210,748	22,861,672
Sartorius Stedim Biotech	4,407	1,352,046
Schneider Electric SE	104,537	17,470,618
Societe Generale SA	144,098	3,246,722
Sodexo SA	15,022	1,467,207
Teleperformance	10,879	2,628,738
Thales SA	19,419	2,871,035
TotalEnergies SE	427,847	25,227,430
Unibail-Rodamco-Westfield(a)	19,006	1,022,637
Valeo	40,838	837,986
Veolia Environnement SA	122,953	3,793,982
Vinci SA	97,454	11,172,353
Vivendi SE	145,408	1,470,300
Worldline SA/France(a)(b)	46,823	1,989,908

		335,941,953

Germany — 12.1%
adidas AG	32,683	5,793,796
Allianz SE, Registered	74,691	17,241,375
Aroundtown SA(c)	174,323	249,202
BASF SE	167,758	8,807,069
Bayer AG, Registered	179,569	11,471,156
Bayerische Motoren Werke AG	58,079	6,365,377
Beiersdorf AG	17,897	2,328,173
Brenntag SE	28,106	2,115,150
Commerzbank AG(a)	192,813	2,029,981
Continental AG	19,347	1,449,659
Covestro AG(b)	34,605	1,433,107
Daimler Truck Holding AG(a)	93,176	3,144,598
Delivery Hero SE(a)(b)	36,112	1,231,957
Deutsche Bank AG, Registered	378,122	3,845,197
Deutsche Boerse AG	34,593	6,735,604
Deutsche Post AG, Registered	180,624	8,459,640
Deutsche Telekom AG, Registered	638,724	15,477,748
E.ON SE	410,821	5,124,876
Fresenius Medical Care AG & Co. KGaA	36,203	1,536,608
Fresenius SE & Co. KGaA	74,551	2,013,118
GEA Group AG	30,095	1,372,860

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2023	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Hannover Rueck SE	10,848	$2,121,656
HeidelbergCement AG	26,408	1,928,237
HelloFresh SE(a)	31,214	744,370
Henkel AG & Co. KGaA	17,544	1,276,269
Infineon Technologies AG	238,914	9,811,044
LEG Immobilien SE	13,506	742,236
Mercedes-Benz Group AG	142,637	10,969,178
Merck KGaA	23,593	4,398,556
MTU Aero Engines AG	9,893	2,475,622
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	25,627	8,960,108
Puma SE	18,550	1,149,959
QIAGEN NV(a)	42,514	1,936,363
Rheinmetall AG	7,928	2,348,670
RWE AG	123,173	5,299,931
SAP SE	199,683	25,214,064
Siemens AG, Registered	136,906	22,179,305
Siemens Energy AG(a)	74,531	1,643,518
Siemens Healthineers AG(b)	50,503	2,911,598
Symrise AG	23,929	2,604,047
Volkswagen AG	5,321	912,685
Vonovia SE	145,649	2,743,271
Zalando SE(a)(b)	41,702	1,747,753

		222,344,691

Ireland — 1.2%
Bank of Ireland Group PLC	181,718	1,838,677
CRH PLC	139,739	7,059,653
Flutter Entertainment PLC, Class DI(a)	27,945	5,085,188
Kerry Group PLC, Class A	27,719	2,764,285
Kingspan Group PLC	28,044	1,921,723
Ryanair Holdings PLC, ADR(a)(c)	18,116	1,708,158
Smurfit Kappa Group PLC	48,659	1,764,865

		22,142,549

Italy — 3.6%
Assicurazioni Generali SpA	218,737	4,358,246
CNH Industrial NV	182,906	2,798,675
Enel SpA	1,402,250	8,552,248
Eni SpA	457,509	6,380,587
Ferrari NV	23,304	6,315,002
FinecoBank Banca Fineco SpA	112,146	1,718,200
Intesa Sanpaolo SpA	3,178,590	8,157,663
Mediobanca Banca di Credito Finanziario SpA	119,470	1,200,545
Moncler SpA	38,097	2,631,416
Nexi SpA(a)(b)	153,177	1,244,891
Prysmian SpA	49,145	2,063,634
Snam SpA	367,044	1,946,080
Stellantis NV	393,967	7,164,791
Telecom Italia SpA/Milano(a)	1,964,435	647,838
Tenaris SA	83,155	1,178,239
Terna - Rete Elettrica Nazionale	255,669	2,098,374
UniCredit SpA	354,420	6,680,057

		65,136,486

Netherlands — 7.1%
ABN AMRO Bank NV, CVA(b)	75,343	1,194,748
Adyen NV(a)(b)	5,678	9,047,483
Aegon NV	252,744	1,085,070
Akzo Nobel NV	33,424	2,614,245
ASM International NV	8,343	3,386,430
ASML Holding NV	74,129	50,515,056

Security	Shares	Value

Netherlands (continued)
EXOR NV, NVS(a)	21,585	$1,779,889
Heineken Holding NV	19,912	1,826,888
Heineken NV	42,863	4,605,662
IMCD NV	10,622	1,736,864
ING Groep NV	689,568	8,188,851
Koninklijke Ahold Delhaize NV	181,994	6,217,845
Koninklijke DSM NV	31,933	3,779,089
Koninklijke KPN NV	585,255	2,068,038
Koninklijke Philips NV	164,275	3,017,219
NN Group NV	57,362	2,082,808
Prosus NV	211,611	16,569,988
Randstad NV	22,933	1,361,410
Universal Music Group NV	138,671	3,511,807
Wolters Kluwer NV	47,034	5,937,405

		130,526,795

Norway — 0.9%
Aker BP ASA	55,535	1,361,997
DNB Bank ASA	163,170	2,920,048
Equinor ASA	190,796	5,424,024
Mowi ASA	83,508	1,544,563
Norsk Hydro ASA	250,755	1,871,490
Orkla ASA	141,760	1,005,434
Telenor ASA	115,568	1,355,054
Yara International ASA	30,399	1,321,158

		16,803,768

Portugal — 0.2%
EDP - Energias de Portugal SA	563,289	3,069,313
Galp Energia SGPS SA	82,488	933,374

		4,002,687

Singapore — 0.4%
STMicroelectronics NV , New	119,703	6,374,482

Spain — 3.9%
ACS Actividades de Construccion y Servicios SA	41,276	1,314,629
Aena SME SA(a)(b)	13,363	2,160,908
Amadeus IT Group SA(a)	82,274	5,519,229
Banco Bilbao Vizcaya Argentaria SA	1,097,935	7,849,531
Banco Santander SA	3,044,111	11,343,817
CaixaBank SA	779,532	3,041,696
Cellnex Telecom SA(b)	108,605	4,223,391
Enagas SA	40,348	775,315
Endesa SA	58,071	1,261,290
Ferrovial SA	92,513	2,724,265
Grifols SA(a)	54,312	537,594
Iberdrola SA	1,073,008	13,367,317
Industria de Diseno Textil SA	204,171	6,859,164
Naturgy Energy Group SA	35,572	1,070,842
Red Electrica Corp. SA	72,128	1,269,186
Repsol SA	242,622	3,731,007
Telefonica SA	1,051,529	4,528,738

		71,577,919

Sweden — 4.7%
Alfa Laval AB	54,932	1,961,462
Assa Abloy AB, Class B	181,263	4,341,697
Atlas Copco AB, Class A	463,005	5,865,507
Atlas Copco AB, Class B	286,155	3,291,566
Boliden AB	49,685	1,951,835
Electrolux AB, Class B(c)	44,040	535,280
Embracer Group AB(a)(c)	147,287	690,385

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class A	115,049	$2,283,724
Epiroc AB, Class B	71,238	1,214,640
EQT AB	60,412	1,234,059
Essity AB, Class B	111,165	3,175,305
Evolution AB(b)	35,231	4,720,191
Getinge AB, Class B	39,054	952,460
H & M Hennes & Mauritz AB, Class B(c)	133,524	1,909,064
Hexagon AB, Class B	387,433	4,459,124
Industrivarden AB, Class A	32,830	887,314
Industrivarden AB, Class C	30,617	825,567
Investor AB, Class B	331,604	6,605,745
Kinnevik AB, Class B(a)	42,449	634,735
Nibe Industrier AB, Class B	275,730	3,143,080
Nordea Bank Abp	604,153	6,451,321
Sandvik AB	197,657	4,195,426
Skandinaviska Enskilda Banken AB, Class A	306,005	3,377,763
Skanska AB, Class B	72,354	1,108,223
SKF AB, Class B	68,630	1,351,798
Svenska Cellulosa AB SCA, Class B	111,058	1,462,693
Svenska Handelsbanken AB, Class A	278,640	2,413,261
Swedbank AB, Class A	169,322	2,784,435
Tele2 AB, Class B	99,501	990,340
Telefonaktiebolaget LM Ericsson, Class B	564,687	3,310,095
Telia Co. AB	443,963	1,127,338
Volvo AB, Class B	289,047	5,956,287

		85,211,720

Switzerland — 15.4%
ABB Ltd., Registered	312,113	10,737,156
Adecco Group AG, Registered	30,614	1,115,116
Alcon Inc.	91,677	6,507,920
Baloise Holding AG, Registered	8,190	1,275,316
Barry Callebaut AG, Registered	722	1,529,751
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	211	2,492,045
Chocoladefabriken Lindt & Spruengli AG, Registered	20	2,368,722
Cie. Financiere Richemont SA, Class A, Registered	95,540	15,320,417
Credit Suisse Group AG, Registered(c)	694,896	624,033
Geberit AG, Registered	6,608	3,690,218
Givaudan SA, Registered	1,469	4,781,283
Holcim AG	103,544	6,677,687
Julius Baer Group Ltd.	39,159	2,674,890
Kuehne + Nagel International AG, Registered	10,212	3,041,491
Logitech International SA, Registered	30,974	1,807,845
Lonza Group AG, Registered	13,657	8,221,506
Nestle SA, Registered	503,217	61,357,502
Novartis AG, Registered	439,877	40,388,854
Partners Group Holding AG	4,159	3,916,623
Roche Holding AG, Bearer	4,916	1,477,212
Roche Holding AG, NVS	128,586	36,742,480
Schindler Holding AG, Participation Certificates, NVS	7,549	1,672,691
Schindler Holding AG, Registered	3,963	838,644
SGS SA, Registered	1,148	2,532,199
SIG Group AG(a)	63,520	1,636,477
Sika AG, Registered	27,823	7,804,224
Sonova Holding AG, Registered	9,493	2,800,326
Straumann Holding AG	21,578	3,236,367
Swatch Group AG (The), Bearer	5,232	1,801,852
Swatch Group AG (The), Registered	9,845	624,237
Swiss Life Holding AG, Registered	5,701	3,518,124
Swiss Prime Site AG, Registered	13,932	1,158,552

Security	Shares	Value

Switzerland (continued)
Swiss Re AG	52,707	$5,414,771
Swisscom AG, Registered	4,695	2,996,216
Temenos AG, Registered	11,872	826,126
UBS Group AG, Registered	641,748	13,579,894
VAT Group AG(b)	5,087	1,837,850
Zurich Insurance Group AG	27,393	13,126,688

		282,153,305

United Kingdom — 23.3%
3i Group PLC	179,872	3,749,158
abrdn PLC	416,818	1,049,076
Admiral Group PLC	51,737	1,299,163
Anglo American PLC	243,684	8,105,293
Antofagasta PLC	62,898	1,232,013
Ashtead Group PLC	81,754	5,020,092
Associated British Foods PLC	65,209	1,564,878
AstraZeneca PLC	283,543	39,286,093
Auto Trader Group PLC(b)	173,540	1,323,709
Aviva PLC	510,454	2,549,786
BAE Systems PLC	559,496	6,767,732
Barclays PLC	2,742,571	4,936,365
Barratt Developments PLC	183,435	1,055,628
Berkeley Group Holdings PLC	20,498	1,061,959
BP PLC	3,400,048	21,490,067
British American Tobacco PLC	407,030	14,268,180
British Land Co. PLC (The)	171,132	820,863
BT Group PLC	1,303,597	2,348,204
Bunzl PLC(c)	61,027	2,305,146
Burberry Group PLC	72,513	2,321,852
Centrica PLC	1,153,423	1,510,561
Compass Group PLC	323,490	8,129,801
Croda International PLC	25,916	2,082,959
DCC PLC	18,618	1,085,266
Diageo PLC	426,642	19,040,872
Direct Line Insurance Group PLC	252,174	428,384
DS Smith PLC	249,690	972,123
Entain PLC	105,045	1,631,360
Experian PLC	176,033	5,796,362
Glencore PLC	2,204,309	12,684,068
GSK PLC	729,639	12,892,220
Haleon PLC	926,556	3,680,680
Halma PLC	70,147	1,936,511
Hargreaves Lansdown PLC	63,759	631,626
HSBC Holdings PLC	3,645,503	24,776,641
IMI PLC	52,958	1,002,431
Imperial Brands PLC	175,808	4,042,819
Informa PLC	274,916	2,356,430
InterContinental Hotels Group PLC	34,551	2,261,903
Intermediate Capital Group PLC	52,507	792,539
Intertek Group PLC	29,490	1,476,997
J Sainsbury PLC	310,001	1,066,770
Johnson Matthey PLC	35,826	878,322
Kingfisher PLC(c)	373,044	1,205,866
Land Securities Group PLC	138,467	1,062,948
Legal & General Group PLC	1,088,897	3,220,526
Lloyds Banking Group PLC	12,248,185	7,201,284
London Stock Exchange Group PLC	69,418	6,742,547
M&G PLC	472,360	1,157,769
Marks & Spencer Group PLC(a)	357,343	737,192
Melrose Industries PLC	761,279	1,567,894
Mondi PLC	88,353	1,402,781

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2023	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	707,948	$9,576,411
NatWest Group PLC, NVS	927,782	3,027,375
Next PLC	23,469	1,907,555
Ocado Group PLC(a)	128,835	853,068
Pearson PLC	141,696	1,482,837
Persimmon PLC	57,069	886,151
Phoenix Group Holdings PLC	151,607	1,024,321
Prudential PLC	511,754	7,006,744
Reckitt Benckiser Group PLC	134,281	10,215,759
RELX PLC	361,462	11,706,632
Rentokil Initial PLC	450,972	3,295,947
Rightmove PLC	156,341	1,088,233
Rio Tinto PLC	194,287	13,187,792
Rolls-Royce Holdings PLC(a)	1,514,369	2,789,257
Sage Group PLC (The)	202,479	1,943,075
Schroders PLC	167,304	954,043
Segro PLC	224,342	2,137,035
Severn Trent PLC	46,475	1,650,928
Shell PLC	1,301,063	37,078,435
Smith & Nephew PLC	159,483	2,216,898
Smiths Group PLC	66,678	1,414,158
Spirax-Sarco Engineering PLC	13,184	1,935,711
SSE PLC	191,729	4,278,209
St. James’s Place PLC	101,320	1,520,353
Standard Chartered PLC	443,927	3,364,550
Taylor Wimpey PLC	661,893	973,758
Tesco PLC	1,363,948	4,471,607
Unilever PLC	481,112	24,930,740
United Utilities Group PLC	124,677	1,631,704
Vodafone Group PLC	4,866,020	5,367,691
Weir Group PLC (The)	47,692	1,094,123
Whitbread PLC	36,144	1,335,205
WPP PLC	195,749	2,325,676

		426,683,690

Total Common Stocks — 98.9% (Cost: $1,850,444,149)		1,813,278,598

Preferred Stocks

Germany — 0.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	11,424	1,167,742

Security	Shares	Value

Germany (continued)
Henkel AG & Co. KGaA, Preference Shares, NVS	32,633	$2,553,008
Porsche Automobil Holding SE, Preference Shares, NVS	27,811	1,596,546
Sartorius AG, Preference Shares, NVS	4,837	2,038,584
Volkswagen AG, Preference Shares, NVS	33,415	4,560,221

		11,916,101

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS(a)	1,187,149	381,637

Total Preferred Stocks — 0.7% (Cost: $18,654,905)		12,297,738

Total Long-Term Investments — 99.6% (Cost: $1,869,099,054)		1,825,576,336

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	3,783,531	3,784,666
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	2,050,000	2,050,000

Total Short-Term Securities — 0.3% (Cost: $5,832,496)		5,834,666

Total Investments — 99.9% (Cost: $1,874,931,550)		1,831,411,002

Other Assets Less Liabilities — 0.1%		1,522,393

Net Assets — 100.0%		$1,832,933,395

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Europe ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,533,435	$1,235,973	(a)	$—		$13,404	$1,854	$3,784,666	3,783,531	$69,366	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,630,000	—		(580,000	)(a)	—	—	2,050,000	2,050,000	71,568		3

						$13,404	$1,854	$5,834,666		$140,934		$3

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	96	06/16/23	$4,444	$159,113
FTSE 100 Index	27	06/16/23	2,549	37,776

				$196,889

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$196,889	$—	$—	$—	$196,889

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$61,134	$—	$—	$—	$61,134

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$32,693	$—	$—	$—	$32,693

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2023	iShares® Europe ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$4,587,437

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,708,158	$1,811,570,440	$—	$1,813,278,598
Preferred Stocks	—	12,297,738	—	12,297,738
Short-Term Securities
Money Market Funds	5,834,666	—	—	5,834,666

	$7,542,824	$1,823,868,178	$—	$1,831,411,002

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$196,889	$—	$196,889

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Future Metaverse Tech and Communications ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 0.2%
Arista Networks Inc.(a)	56	$9,400

Electronic Equipment, Instruments & Components — 0.1%
TDK Corp.	100	3,590

Entertainment — 28.1%
Activision Blizzard Inc.	2,844	243,418
Electronic Arts Inc.	2,013	242,466
Kakao Games Corp.(a)	872	28,261
NetEase Inc.	13,600	240,079
Nintendo Co. Ltd.	6,000	233,049
ROBLOX Corp., Class A(a)	5,452	245,231
Take-Two Interactive Software Inc.(a)	1,940	231,442
Ubisoft Entertainment SA(a)	1,504	40,086

		1,504,032

Household Durables — 5.1%
Garmin Ltd.	376	37,946
Sony Group Corp.	2,600	236,817

		274,763

Interactive Media & Services — 13.4%
Alphabet Inc., Class A(a)	1,432	148,541
Bumble Inc., Class A(a)	75	1,466
JOYY Inc., ADR	8	250
Match Group Inc.(a)	136	5,221
Meta Platforms Inc, Class A(a)	1,300	275,522
Snap Inc., Class A, NVS(a)	2,276	25,514
Tencent Holdings Ltd.	5,300	259,007

		715,521

IT Services — 0.3%
Shopify Inc., Class A(a)	312	14,959

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 15.5%
Advanced Micro Devices Inc.(a)	381	$37,342
Intel Corp.	988	32,278
Micron Technology Inc.	2,736	165,090
Nvidia Corp.	1,020	283,326
Qualcomm Inc.	1,697	216,503
SK Hynix Inc.	1,372	93,893

		828,432

Software — 29.7%
Adobe Inc.(a)	110	42,391
Ansys Inc.(a)	748	248,934
Aspen Technology Inc.(a)	9	2,060
Autodesk Inc.(a)	1,111	231,266
Dassault Systemes SE	5,800	239,256
Microsoft Corp.	608	175,286
PTC Inc.(a)	1,833	235,045
Salesforce Inc.(a)	224	44,751
Unity Software Inc.(a)	3,952	128,203
Zoom Video Communications Inc., Class A(a)	3,295	243,303

		1,590,495

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	2,016	332,438
Samsung Electronics Co. Ltd.	1,292	63,891

		396,329

Total Investments — 99.8% (Cost: $5,103,438)		5,337,521

Other Assets Less Liabilities — 0.2%		12,900

Net Assets — 100.0%		$5,350,421

(a)	Non-income producing security

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 02/14/23	(a)	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$6	$—

(a)	Commencement of operations.

(b)	As of period end, the entity is no longer held.

(c)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2023	iShares® Future Metaverse Tech and Communications ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,899,592	$1,437,929	$—	$5,337,521

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® India 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 5.3%
Bajaj Auto Ltd.	69,837	$3,303,610
Eicher Motors Ltd.	86,049	3,091,860
Hero MotoCorp Ltd.	80,362	2,301,005
Mahindra & Mahindra Ltd.	556,356	7,862,103
Maruti Suzuki India Ltd.	82,592	8,352,410
Tata Motors Ltd.(a)	1,107,684	5,706,908

		30,617,896

Banks — 27.4%
Axis Bank Ltd.	1,701,441	17,825,599
HDFC Bank Ltd.	2,739,087	53,874,651
ICICI Bank Ltd.	4,338,451	46,362,612
IndusInd Bank Ltd.	402,716	5,253,417
Kotak Mahindra Bank Ltd.	913,452	19,307,506
State Bank of India	2,384,637	15,243,883

		157,867,668

Chemicals — 2.1%
Asian Paints Ltd.	280,137	9,438,285
UPL Ltd.	330,031	2,887,457

		12,325,742

Construction & Engineering — 3.4%
Larsen & Toubro Ltd.	751,059	19,825,179

Construction Materials — 2.0%
Grasim Industries Ltd.	231,448	4,606,955
UltraTech Cement Ltd.	71,754	6,667,633

		11,274,588

Consumer Finance — 2.0%
Bajaj Finance Ltd.	165,531	11,357,855

Financial Services — 7.2%
Bajaj Finserv Ltd.	334,719	5,178,882
Housing Development Finance Corp. Ltd.	1,125,812	36,102,592

		41,281,474

Electric Utilities — 1.0%
Power Grid Corp. of India Ltd.	2,123,895	5,847,253

Food Products — 2.1%
Britannia Industries Ltd.	73,168	3,856,709
Nestle India Ltd.	22,167	5,322,458
Tata Consumer Products Ltd.	372,681	3,220,554

		12,399,721

Health Care Providers & Services — 0.6%
Apollo Hospitals Enterprise Ltd.	62,982	3,312,267

Independent Power and Renewable Electricity Producers — 1.1%
NTPC Ltd.	2,952,453	6,303,318

Insurance — 1.3%
HDFC Life Insurance Co. Ltd.(b)	614,373	3,736,113
SBI Life Insurance Co. Ltd.(b)	279,871	3,754,703

		7,490,816

Security	Shares	Value

IT Services — 14.2%
HCL Technologies Ltd.	657,636	$8,730,499
Infosys Ltd.	2,216,973	38,759,634
Tata Consultancy Services Ltd.	636,636	24,954,744
Tech Mahindra Ltd.	387,409	5,222,526
Wipro Ltd.	917,429	4,093,004

		81,760,407

Life Sciences Tools & Services — 0.5%
Divi’s Laboratories Ltd.	78,644	2,707,990

Metals & Mining — 2.7%
Hindalco Industries Ltd.	901,090	4,467,713
JSW Steel Ltd.	585,795	4,918,720
Tata Steel Ltd.	5,012,266	6,403,022

		15,789,455

Oil, Gas & Consumable Fuels — 12.1%
Bharat Petroleum Corp. Ltd.	603,421	2,532,903
Coal India Ltd.	1,292,762	3,369,968
Oil & Natural Gas Corp. Ltd.	2,405,139	4,432,499
Reliance Industries Ltd.	2,102,005	59,769,607

		70,104,977

Personal Care Products — 3.0%
Hindustan Unilever Ltd.	554,805	17,326,158

Pharmaceuticals — 2.8%
Cipla Ltd.	333,281	3,657,973
Dr. Reddy’s Laboratories Ltd.	75,337	4,248,146
Sun Pharmaceutical Industries Ltd.	670,916	8,039,097

		15,945,216

Textiles, Apparel & Luxury Goods — 1.4%
Titan Co. Ltd.	259,281	7,963,617

Tobacco — 4.4%
ITC Ltd.	5,479,717	25,638,962

Trading Companies & Distributors — 0.6%
Adani Enterprises Ltd.	166,267	3,557,876

Transportation Infrastructure — 0.6%
Adani Ports & Special Economic Zone Ltd.	457,289	3,531,763

Wireless Telecommunication Services — 2.4%
Bharti Airtel Ltd.	1,524,307	13,900,924

Total Investments — 100.2% (Cost: $578,875,509)		578,131,122

Liabilities in Excess of Other Assets — (0.2)%		(1,359,162)

Net Assets — 100.0%		$576,771,960

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2023	iShares® India 50 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$20,390,000	$—	$(20,390,000	)(b)	$—	$—	$—	—	$229,967	$18

(a)	As of period end, the entity is no longer held.

(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Futures
SGX Nifty Index	28	04/27/23	$978	$22,829

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$22,829	$—	$—	$—	$22,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(294,979)	$—	$—	$—	$(294,979)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$21,880	$—	$—	$—	$21,880

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,526,404

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® India 50 ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$—	$578,131,122	$—	$578,131,122

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$22,829	$—	$22,829

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments March 31, 2023	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 12.7%
Abacus Property Group	25,844	$45,177
Arena REIT	22,071	53,851
BWP Trust	30,549	77,491
Cedar Woods Properties Ltd.	3,893	11,554
Centuria Capital Group	43,651	44,486
Centuria Industrial REIT	33,959	68,604
Centuria Office REIT	27,358	26,264
Charter Hall Group	29,789	221,291
Charter Hall Long Wale REIT	40,989	115,299
Charter Hall Retail REIT	32,555	82,384
Charter Hall Social Infrastructure REIT	21,387	42,872
Cromwell Property Group	89,960	33,497
Dexus	67,867	343,124
Dexus Industria REIT	12,791	22,757
GDI Property Group Partnership	30,972	14,958
Goodman Group	107,908	1,369,335
GPT Group (The)	120,912	345,537
Growthpoint Properties Australia Ltd.	18,044	36,990
HealthCo REIT	16,418	14,706
HealthCo REIT, NVS	8,641	7,740
Home Consortium Ltd.	12,160	29,512
HomeCo Daily Needs REIT	97,561	75,986
Hotel Property Investments Ltd.	12,156	27,706
Ingenia Communities Group	22,878	58,163
Lendlease Corp. Ltd.	43,666	212,506
Lifestyle Communities Ltd.	6,136	65,748
Mirvac Group	249,014	348,774
National Storage REIT	75,968	128,667
RAM Essential Services Property Ltd.	23,023	11,183
Region RE Ltd.	72,441	114,408
Rural Funds Group	24,264	32,481
Scentre Group	326,983	605,273
Stockland	150,588	403,243
Vicinity Ltd.	244,433	319,681
Waypoint REIT Ltd.	42,297	73,637

		5,484,885

Austria — 0.3%
CA Immobilien Anlagen AG(a)	2,884	77,486
IMMOFINANZ AG(a)	2,012	28,270
S IMMO AG	554	7,979

		113,735

Belgium — 2.5%
Aedifica SA	2,510	202,216
Care Property Invest NV	2,320	32,043
Cofinimmo SA	1,925	170,597
Immobel SA(b)	264	13,738
Intervest Offices & Warehouses NV	1,657	31,448
Montea NV	851	69,086
Retail Estates NV	726	51,225
Shurgard Self Storage Ltd.	1,568	74,992
VGP NV	825	73,545
Warehouses De Pauw CVA	9,770	290,522
Xior Student Housing NV	1,459	49,229

		1,058,641

Canada — 3.7%
Allied Properties REIT	3,916	70,584
Artis REIT	3,638	20,485
Automotive Properties Real Estate Investment Trust	1,200	10,246

Security	Shares	Value

Canada (continued)
Boardwalk REIT	1,400	$57,119
BSR Real Estate Investment Trust	1,152	15,343
BTB Real Estate Investment Trust	2,304	6,103
Canadian Apartment Properties REIT	5,275	185,044
Choice Properties REIT	10,135	108,886
Crombie REIT	3,249	36,637
CT REIT	3,351	39,746
Dream Industrial REIT(b)	7,851	85,394
Dream Office REIT	1,357	14,599
DREAM Unlimited Corp., Class A	1,418	24,835
European Residential Real Estate Investment Trust	2,784	6,695
First Capital Real Estate Investment Trust	6,611	76,945
Granite REIT	1,985	122,919
H&R Real Estate Investment Trust	8,226	76,691
Inovalis Real Estate Investment Trust(b)	1,018	2,968
InterRent REIT	4,398	43,573
Killam Apartment REIT	3,603	45,747
Minto Apartment Real Estate Investment Trust(c)	1,158	12,647
Morguard Corp.	278	21,339
Morguard North American Residential REIT	1,246	16,042
Nexus Industrial REIT	2,080	15,005
NorthWest Healthcare Properties REIT	7,319	45,869
Prinmaris REIT	3,040	30,389
PRO Real Estate Investment Trust	1,822	8,008
RioCan REIT	9,362	141,244
Slate Grocery REIT	1,799	18,196
Slate Office REIT(b)	2,437	6,383
SmartCentres Real Estate Investment Trust	4,466	87,800
Tricon Residential Inc.	17,300	134,150
True North Commercial Real Estate Investment Trust	2,960	7,600

		1,595,231

China — 0.6%
Gemdale Properties & Investment Corp. Ltd.	356,000	24,417
Greenland Hong Kong Holdings Ltd.	48,000	4,212
Wharf Holdings Ltd. (The)	77,000	176,170
Yuexiu REIT	140,000	35,618

		240,417

Finland — 0.4%
Citycon OYJ	5,152	35,214
Kojamo OYJ	11,205	131,868

		167,082

France — 3.4%
Altarea SCA	296	36,422
Carmila SA	3,620	54,287
Covivio	2,917	169,682
Gecina SA	3,436	356,658
ICADE	2,012	94,737
Klepierre SA	12,318	279,276
Mercialys SA	4,848	49,531
Nexity SA	3,186	80,005
Unibail-Rodamco-Westfield(a)	6,743	362,814

		1,483,412

Germany — 3.7%
ADLER Group SA(a)(b)(c)	4,190	4,108
alstria office REIT-AG	561	3,702
Aroundtown SA(b)	58,076	83,022
Deutsche EuroShop AG	775	16,187
Deutsche Wohnen SE	3,259	64,071
DIC Asset AG	2,363	20,314

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Grand City Properties SA	4,882	$34,722
Hamborner REIT AG	4,496	35,666
Instone Real Estate Group SE(c)	2,922	24,765
LEG Immobilien SE	4,660	256,095
TAG Immobilien AG	11,067	76,614
Vib Vermoegen AG	699	13,191
Vonovia SE	50,215	945,790

		1,578,247

Hong Kong — 13.2%
Champion REIT	122,000	52,483
CK Asset Holdings Ltd.	122,500	742,677
Far East Consortium International Ltd.	80,700	19,840
Fortune REIT	93,000	77,036
Hang Lung Group Ltd.	44,000	77,685
Hang Lung Properties Ltd.	116,000	217,060
Henderson Land Development Co. Ltd.	83,044	287,315
Hongkong Land Holdings Ltd.(b)	67,500	296,964
Hysan Development Co. Ltd.	38,000	108,025
K Wah International Holdings Ltd.	86,000	30,566
Kerry Properties Ltd.	36,500	93,221
Link REIT	159,279	1,024,201
New World Development Co. Ltd.	87,000	233,212
Prosperity REIT	80,000	20,389
Shun Tak Holdings Ltd.(a)	136,000	24,967
Sino Land Co. Ltd.	214,000	289,397
Sun Hung Kai Properties Ltd.	95,000	1,330,912
Sunlight REIT	64,000	26,097
Swire Properties Ltd.	66,000	169,864
Wharf Real Estate Investment Co. Ltd.	98,000	564,222
Zensun Enterprises Ltd.(a)	35,000	4,107

		5,690,240

Ireland — 0.1%
Irish Residential Properties REIT PLC	27,251	27,463

Israel — 2.2%
AFI Properties Ltd.(a)	336	8,859
Africa Israel Residences Ltd.	391	15,414
Airport City Ltd.(a)	4,068	53,851
Alony Hetz Properties & Investments Ltd.	9,681	76,040
Amot Investments Ltd.	13,612	69,074
Ashtrom Group Ltd.	1	11
Aura Investments Ltd.(b)	7,914	10,689
Azrieli Group Ltd.	2,291	131,637
Big Shopping Centers Ltd.(a)	746	61,882
Blue Square Real Estate Ltd.	352	19,193
Electra Real Estate Ltd.	1,429	12,743
G City Ltd.	5,052	16,785
Gav-Yam Lands Corp. Ltd.	1,757	12,881
IES Holdings Ltd.	176	11,779
Israel Canada T.R Ltd.	8,391	15,351
Israel Land Development - Urban Renewal Ltd.	1,148	9,505
Isras Investment Co. Ltd.	99	16,319
Mega Or Holdings Ltd.	1,395	30,038
Mehadrin Ltd.(a)	1	27
Melisron Ltd.	1,427	89,692
Menivim- The New REIT Ltd.	43,449	19,444
Mivne Real Estate KD Ltd.	37,701	104,334
Norstar Holdings Inc.(a)	1,982	5,005
Prashkovsky Investments and Construction Ltd.(b)	476	10,289
Property & Building Corp. Ltd.(a)	176	8,367

Security	Shares	Value

Israel (continued)
Reit 1 Ltd.	12,152	$53,239
Sella Capital Real Estate Ltd.	13,520	27,336
Summit Real Estate Holdings Ltd.	2,166	23,966
YH Dimri Construction & Development Ltd.	433	24,701

		938,451

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	3,584	10,992

Japan — 28.8%
Activia Properties Inc.	46	131,241
Advance Logistics Investment Corp.	40	39,894
Advance Residence Investment Corp.	87	207,719
Aeon Mall Co. Ltd.	5,980	78,490
AEON REIT Investment Corp.	111	121,341
Arealink Co. Ltd.	500	8,879
Comforia Residential REIT Inc.	42	99,920
CRE Inc./Japan	1,000	9,718
CRE Logistics REIT Inc.	36	45,926
Daito Trust Construction Co. Ltd.	4,400	438,371
Daiwa House Industry Co. Ltd.	42,000	989,573
Daiwa House REIT Investment Corp.	134	274,567
Daiwa Office Investment Corp.	18	82,333
Daiwa Securities Living Investments Corp.	142	116,632
Dear Life Co. Ltd.	1,600	8,075
ESCON Japan Reit Investment Corp.	21	17,196
Frontier Real Estate Investment Corp.	33	118,240
Fukuoka REIT Corp.	45	54,998
Global One Real Estate Investment Corp.	65	51,249
GLP J-Reit	297	321,035
Goldcrest Co. Ltd.	900	11,628
Hankyu Hanshin REIT Inc.	44	46,038
Health Care & Medical Investment Corp.	23	28,420
Heiwa Real Estate Co. Ltd.	2,000	57,241
Heiwa Real Estate REIT Inc.	62	71,329
Hoshino Resorts REIT Inc.	16	83,266
Hulic Co. Ltd.	37,600	309,270
Hulic Reit Inc.	81	91,433
Ichigo Hotel REIT Investment Corp.	17	13,284
Ichigo Inc.	15,200	31,863
Ichigo Office REIT Investment Corp.	96	70,061
Industrial & Infrastructure Fund Investment Corp.	131	142,577
Invincible Investment Corp.	382	160,785
Japan Excellent Inc.	80	72,397
Japan Hotel REIT Investment Corp.	280	158,803
Japan Logistics Fund Inc.	59	131,096
Japan Metropolitan Fund Invest	439	320,581
Japan Prime Realty Investment Corp.	63	165,966
Japan Property Management Center Co. Ltd.	900	7,179
Japan Real Estate Investment Corp.	87	346,716
JINUSHI Co Ltd.	700	10,129
JSB Co. Ltd.	400	13,746
Katitas Co. Ltd.	3,200	62,628
Keihanshin Building Co. Ltd.	2,700	24,425
Kenedix Office Investment Corp.	53	122,595
Kenedix Residential Next Investment Corp.	68	105,087
Kenedix Retail REIT Corp.	38	67,333
LaSalle Logiport REIT	112	129,970
Leopalace21 Corp.(a)	11,200	30,253
Marimo Regional Revitalization REIT Inc.	14	13,398
Mirai Corp.	112	38,072

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Estate Co. Ltd.	79,200	$942,057
Mitsubishi Estate Logistics REIT Investment Corp.	32	94,288
Mitsui Fudosan Co. Ltd.	60,056	1,128,118
Mitsui Fudosan Logistics Park Inc.	35	122,801
Mori Hills REIT Investment Corp.	102	113,590
Mori Trust Sogo REIT Inc.	158	81,621
Nippon Accommodations Fund Inc.	32	144,165
Nippon Building Fund Inc.	107	445,392
Nippon Prologis REIT Inc.	173	366,249
NIPPON REIT Investment Corp.	28	67,648
Nisshin Fudosan Co.	1,800	6,187
Nomura Real Estate Holdings Inc.	7,300	161,648
Nomura Real Estate Master Fund Inc.	297	332,814
NTT UD REIT Investment Corp.	87	88,522
One REIT Inc.	17	29,589
Ooedo Onsen Reit Investment Corp.	16	7,708
Orix JREIT Inc.	175	221,888
SAMTY Co. Ltd.	2,600	43,240
Samty Residential Investment Corp.	46	38,742
Sankei Real Estate Inc.	29	18,050
Sekisui House Reit Inc.	274	148,662
SOSiLA Logistics REIT Inc.	46	45,121
SRE Holdings Corp.(a)	600	15,396
Star Asia Investment Corp.	121	50,033
Star Mica Holdings Co. Ltd.	1,600	8,430
Starts Corp. Inc.	2,100	40,429
Starts Proceed Investment Corp.	16	27,476
Sumitomo Realty & Development Co. Ltd.	30,000	677,444
Sun Frontier Fudousan Co. Ltd.	1,800	17,429
Takara Leben Co. Ltd.	5,200	14,811
Takara Leben Real Estate Investment Corp.	41	27,722
TKP Corp.(a)	1,000	21,680
TOC Co. Ltd.	3,200	15,393
Tokaido REIT Inc.	14	12,382
Tokyo Tatemono Co. Ltd.	13,100	159,941
Tokyu Fudosan Holdings Corp.	38,200	183,473
Tokyu REIT Inc.	59	80,549
Tosei Corp.	1,700	18,929
Tosei Reit Investment Corp.	20	20,047
United Urban Investment Corp.	196	211,471
XYMAX REIT Investment Corp.	16	13,313

		12,417,414

Netherlands — 0.5%
Argo Properties NV(a)(b)	764	9,589
Brack Capital Properties NV(a)	1	92
CTP NV(c)	4,777	61,643
Eurocommercial Properties NV	2,689	61,281
NSI NV	1,164	29,287
Vastned Retail NV	1,108	25,546
Wereldhave NV	2,489	38,404

		225,842

New Zealand — 0.7%
Argosy Property Ltd.	52,588	36,574
Goodman Property Trust	67,030	89,866
Kiwi Property Group Ltd.	98,832	56,277
Precinct Properties New Zealand Ltd.	84,920	67,555
Stride Property Group	34,025	27,871
Vital Healthcare Property Trust	30,154	44,080

		322,223

Security	Shares	Value

Norway — 0.2%
Entra ASA(c)	7,668	$74,200

Singapore — 8.9%
AIMS APAC REIT(b)	33,485	33,262
CapitaLand Ascendas REIT	211,892	456,884
CapitaLand Ascott Trust(b)	129,560	97,013
CapitaLand China Trust	73,926	62,275
Capitaland India Trust	47,100	38,653
CapitaLand Integrated Commercial Trust	317,110	472,947
Capitaland Investment Ltd/Singapore	154,800	429,495
CDL Hospitality Trusts	53,962	48,361
City Developments Ltd.	32,000	177,566
Cromwell European Real Estate Investment Trust	22,720	37,206
Daiwa House Logistics Trust(b)	35,000	14,861
Digital Core REIT Management Pte Ltd.	21,300	9,511
Eagle Hospitality Trust(a)(d)	53,200	—
EC World Real Estate Investment Trust(b)	16,900	4,064
ESR-LOGOS REIT	353,136	86,374
Far East Hospitality Trust	66,100	29,115
First REIT	71,500	13,949
Frasers Centrepoint Trust	68,206	117,611
Frasers Logistics & Commercial Trust	181,972	179,610
Hong Fok Corp. Ltd.(b)	25,900	19,912
Keppel DC REIT	83,203	129,020
Keppel Pacific Oak US REIT	47,300	17,974
Keppel REIT	124,800	83,097
Lendlease Global Commercial REIT	119,692	61,275
Manulife US Real Estate Investment Trust	110,750	23,867
Mapletree Industrial Trust	126,332	225,554
Mapletree Logistics Trust(b)	203,711	262,780
Mapletree Pan Asia Commercial Trust	144,812	196,338
OUE Commercial Real Estate Investment Trust	152,700	36,190
Parkway Life REIT	24,600	73,827
Prime U.S. REIT	40,000	12,820
Sasseur Real Estate Investment Trust	35,500	19,872
SPH REIT	67,200	47,729
Starhill Global REIT	90,400	35,391
Suntec REIT	143,000	153,883
UOL Group Ltd.	29,300	152,984

		3,861,270

South Korea — 0.5%
D&D Platform REIT Co. Ltd., NVS	3,616	9,843
Dongwon Development Co. Ltd.	2,402	6,131
E KOCREF CR-REIT Co. Ltd.	1,476	5,633
ESR Kendall Square REIT Co. Ltd.	10,069	30,172
IGIS Value Plus REIT Co. Ltd.	2,059	7,043
JR REIT XXVII	9,327	31,667
Koramco Energy Plus Reit	2,665	10,258
Korea REIT & Trust Co. Ltd.	7,841	7,982
LOTTE Reit Co. Ltd.	7,415	21,036
Mirae Asset Maps Asia Pacific Real Estate 1 Investment	5,800	18,431
NH All-One REIT Co. Ltd.	2,659	7,128
Shinhan Alpha REIT Co. Ltd.	3,744	15,817
Shinhan Seobu T&D REIT Co. Ltd.	1,788	5,137
SK D&D Co. Ltd.	527	7,795
SK REITs Co. Ltd.	4,881	18,745

		202,818

Spain — 0.8%
Aedas Homes SA(c)	826	11,663
Inmobiliaria Colonial Socimi SA	18,688	118,438

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Lar Espana Real Estate Socimi SA	3,510	$18,747
Merlin Properties Socimi SA	20,980	183,564
Metrovacesa SA(b)(c)	1,242	9,698

		342,110

Sweden — 4.0%
Akelius Residential Property AB, Class D(b)	13,047	26,120
Atrium Ljungberg AB, Class B	3,257	53,205
Castellum AB(b)	18,076	210,292
Catena AB	2,086	77,634
Cibus Nordic Real Estate AB	2,864	29,929
Corem Property Group AB	281	4,381
Corem Property Group AB, Class B	34,161	23,862
Dios Fastigheter AB	5,743	38,177
Fabege AB	16,839	129,156
Fastighets AB Balder, Class B(a)	41,047	168,645
Heba Fastighets AB	4,132	11,366
Hufvudstaden AB, Class A	7,401	100,388
K-Fast Holding AB(a)	3,846	7,583
Klarabo Sverige AB(a)	5,136	6,933
Logistea AB(a)	3,903	4,828
Neobo Fastigheter AB(a)(b)	7,034	8,458
NP3 Fastigheter AB	1,792	32,333
Nyfosa AB	9,744	67,824
Pandox AB(a)	5,574	69,545
Platzer Fastigheter Holding AB, Class B	4,104	31,847
Sagax AB, Class B	11,796	271,902
Sagax AB, Class D	6,739	17,013
Samhallsbyggnadsbolaget i Norden AB(b)	67,186	91,860
Samhallsbyggnadsbolaget i Norden AB, Class D(b)	9,147	14,200
Wallenstam AB, Class B	26,423	100,004
Wihlborgs Fastigheter AB	16,828	128,952

		1,726,437

Switzerland — 2.5%
Allreal Holding AG, Registered	976	164,720
Intershop Holding AG	77	56,018
Mobimo Holding AG, Registered	458	119,426
Peach Property Group AG(b)	659	8,818
PSP Swiss Property AG, Registered	2,883	328,083
Swiss Prime Site AG, Registered	4,835	402,067

		1,079,132

United Kingdom — 9.5%
Abrdn Property Income Trust	26,322	17,502
AEW UK REIT PLC	10,708	12,216
Assura PLC	187,586	113,065
Balanced Commercial Property Trust Ltd.	49,991	50,815
Big Yellow Group PLC	11,008	158,687
British Land Co. PLC (The)	59,235	284,130
Capital & Counties Properties PLC	114,726	162,330
Civitas Social Housing PLC	39,924	26,455
CLS Holdings PLC	11,952	19,816
Custodian Reit PLC	27,246	29,981
Derwent London PLC	7,122	207,288
Ediston Property Investment Co. PLC	13,308	10,080
Empiric Student Property PLC	37,864	42,178
Grainger PLC	46,564	133,838
Great Portland Estates PLC	15,963	99,838
Hammerson PLC	250,648	80,589
Helical PLC	6,641	24,577
Home Reit PLC(d)	52,824	22,880

Security	Shares	Value

United Kingdom (continued)
Impact Healthcare Reit PLC	25,359	$28,843
Land Securities Group PLC	47,420	364,022
LondonMetric Property PLC	61,611	134,208
LXI REIT PLC	108,159	131,658
NewRiver REIT PLC	18,767	18,266
Phoenix Spree Deutschland Ltd.	6,534	14,952
Picton Property Income Ltd. (The)	35,036	29,988
Primary Health Properties PLC	84,625	105,980
PRS REIT PLC (The)	34,496	34,426
Regional REIT Ltd.(c)	27,207	18,191
Safestore Holdings PLC	13,697	160,770
Schroder REIT Ltd.	34,160	18,466
Segro PLC	76,164	725,522
Sirius Real Estate Ltd.	75,069	71,028
Supermarket Income Reit PLC	78,054	83,572
Triple Point Social Housing REIT PLC(c)	23,769	12,520
Tritax Big Box REIT PLC	117,666	203,607
UK Commercial Property REIT Ltd.	54,826	34,915
UNITE Group PLC (The)	25,162	298,100
Urban Logistics REIT PLC	29,721	46,930
Warehouse REIT PLC	26,754	33,730
Workspace Group PLC	8,824	47,547

		4,113,506

Total Common Stocks — 99.2% (Cost: $64,844,412)		42,753,748

Rights

Austria — 0.0%
Buwog AG(d)	463	—

South Korea — 0.0%
Shinhan Alpha REIT Co. Ltd., ((Expires 04/28/23, Strike Price KRW 6,100.00)	686	—

Total Rights — 0.0% (Cost: $—)		—

Total Long-Term Investments — 99.2% (Cost: $64,844,412)		42,753,748

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(e)(f)(g)	912,181	912,455
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(e)(f)	10,000	10,000

Total Short-Term Securities — 2.1% (Cost: $922,174)		922,455

Total Investments — 101.3% (Cost: $65,766,586)		43,676,203

Liabilities in Excess of Other Assets — (1.3)%		(552,802)

Net Assets — 100.0%		$43,123,401

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Property ETF

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$458,807	$453,369	(a)	$—		$125	$154	$912,455	912,181	$23,438	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	—		(20,000	)(a)	—	—	10,000	10,000	401		—

						$125	$154	$922,455		$23,839		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	12	06/08/23	$182	$898
Dow Jones U.S. Real Estate Index	6	06/16/23	199	6,367

				$7,265

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,265	$—	$—	$—	$7,265

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Property ETF

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(21,721)	$—	$—	$—	$(21,721)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(7,904)	$—	$—	$—	$(7,904)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$364,542

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$3,179,453	$39,551,415	$22,880	$42,753,748
Rights	—	—	—	—
Short-Term Securities
Money Market Funds	922,455	—	—	922,455

	$4,101,908	$39,551,415	$22,880	$43,676,203

Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,367	$898	$—	$7,265

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments March 31, 2023	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.8%
Abacus Property Group	150,990	$263,943
Arena REIT	101,977	248,816
AUB Group Ltd.	22,200	381,494
Austal Ltd.	101,031	116,758
Bapcor Ltd.	107,550	461,904
Bega Cheese Ltd.	95,000	230,859
Bravura Solutions Ltd.	89,201	23,898
Brickworks Ltd.	18,795	285,598
BWP Trust	152,240	386,176
Cedar Woods Properties Ltd.	19,600	58,171
Centuria Capital Group	221,150	225,382
Centuria Industrial REIT	166,404	336,172
Centuria Office REIT	153,121	146,996
Charter Hall Long Wale REIT	171,203	481,580
Charter Hall Retail REIT	152,547	386,035
Charter Hall Social Infrastructure REIT	105,843	212,171
Credit Corp. Group Ltd.	18,200	208,061
Dexus Industria REIT	68,187	121,314
Elders Ltd.	48,900	282,877
Emeco Holdings Ltd.	177,961	87,170
Gold Road Resources Ltd.	271,850	308,433
GrainCorp Ltd., Class A	73,050	339,003
Growthpoint Properties Australia Ltd.	88,962	182,372
GUD Holdings Ltd.	38,600	255,001
Healius Ltd.	184,212	391,163
Ingenia Communities Group	116,347	295,791
InvoCare Ltd.	45,800	363,378
IPH Ltd.	49,650	247,600
Kelsian Group Ltd.	46,215	181,900
Link Administration Holdings Ltd.	160,654	228,098
McMillan Shakespeare Ltd.	16,578	160,057
Monadelphous Group Ltd.	28,100	236,697
National Storage REIT	363,200	615,154
Nine Entertainment Co. Holdings Ltd.	463,450	616,320
Perseus Mining Ltd.	386,150	612,945
Premier Investments Ltd.	25,750	453,162
Reliance Worldwide Corp. Ltd.	250,485	623,045
Rural Funds Group	115,700	154,883
Sandfire Resources Ltd.(a)(b)	130,300	553,082
Select Harvests Ltd.	39,250	108,839
Service Stream Ltd.	183,840	79,548
SmartGroup Corp. Ltd.	28,000	120,586
Super Retail Group Ltd.	51,800	438,078
Superloop Ltd.(a)	135,050	50,682
United Malt Grp Ltd.	85,400	272,944
Viva Energy Group Ltd.(c)	270,550	549,989
Waypoint REIT Ltd.	232,050	403,987
Westgold Resources Ltd.(a)	99,350	86,719

		13,874,831

Austria — 2.1%
CA Immobilien Anlagen AG(a)	13,078	351,377
EVN AG(b)	11,613	257,911
Mayr Melnhof Karton AG(b)	2,681	445,607
Oesterreichische Post AG(b)	10,550	390,562
Porr AG	4,582	67,084
Schoeller-Bleckmann Oilfield Equipment AG	3,550	228,805
UNIQA Insurance Group AG	35,105	295,792
Vienna Insurance Group AG Wiener Versicherung Gruppe	12,050	324,055

Security	Shares	Value

Austria (continued)
Wienerberger AG	35,800	$1,036,448

		3,397,641

Belgium — 2.2%
Aedifica SA	11,550	930,515
Bekaert SA	11,162	504,152
Deme Group NV(a)	2,259	289,416
Gimv NV	6,150	297,176
KBC Ancora	11,322	521,698
Montea NV	3,900	316,613
Shurgard Self Storage Ltd.	7,700	368,264
Tessenderlo Group SA(a)	8,050	251,582

		3,479,416

Canada — 16.9%
Allied Properties REIT	39,962	720,292
AltaGas Ltd.	88,350	1,472,827
ARC Resources Ltd.	207,500	2,353,663
Canadian Apartment Properties REIT	55,097	1,932,778
Canadian Western Bank	27,250	499,230
Capital Power Corp.	36,550	1,126,113
Celestica Inc.(a)	33,150	427,528
Choice Properties REIT	81,400	874,531
Finning International Inc.	50,989	1,271,047
Granite REIT	19,586	1,212,839
Home Capital Group Inc.	16,005	489,091
iA Financial Corp. Inc.	34,100	2,161,307
Laurentian Bank of Canada	13,800	324,808
Linamar Corp.	14,400	692,883
Maple Leaf Foods Inc.	24,006	464,489
Mullen Group Ltd.	29,100	318,022
North West Co. Inc. (The)	14,950	418,025
Onex Corp.	24,100	1,126,628
Parex Resources Inc.	39,850	741,272
PrairieSky Royalty Ltd.	63,700	1,008,642
Russel Metals Inc.	19,850	504,218
SSR Mining Inc.	66,850	1,011,035
Stella-Jones Inc.	20,706	793,462
Torex Gold Resources Inc.(a)	27,250	453,461
Transcontinental Inc., Class A	22,755	236,221
West Fraser Timber Co. Ltd.	31,350	2,236,138
Yamana Gold Inc.	305,000	1,778,320

		26,648,870

Denmark — 2.1%
FLSmidth & Co. A/S	17,850	683,823
Scandinavian Tobacco Group A/S, Class A(c)	19,250	383,243
Schouw & Co. A/S	4,102	343,637
Spar Nord Bank A/S	25,900	409,090
Sydbank AS	18,900	849,769
Topdanmark AS	13,450	719,027

		3,388,589

Finland — 2.8%
Cargotec OYJ, Class B	15,445	751,873
Kemira OYJ	28,103	495,118
Konecranes OYJ	23,050	772,957
Metsa Board OYJ, Class B	54,428	438,663
Outokumpu OYJ	106,550	580,393
Terveystalo OYJ(b)(c)	24,050	183,241
TietoEVRY OYJ	29,800	936,159
Uponor OYJ	17,070	315,982
		4,474,386

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France — 2.9%
APERAM SA	15,037	$560,939
Beneteau SA	11,450	191,339
Carmila SA	12,978	194,623
Coface SA(a)	32,966	466,964
Derichebourg SA	29,250	171,792
Fnac Darty SA	5,550	204,913
IPSOS	12,195	755,871
Jacquet Metal Service SA	3,500	68,053
Mersen SA	4,750	211,216
Metropole Television SA	20,550	333,310
Nexity SA	13,443	337,574
Quadient SA	10,750	196,361
Rothschild & Co.	8,859	447,233
Television Francaise 1	33,800	298,576
Vicat SA	4,751	142,571

		4,581,335

Germany — 3.2%
Aurubis AG	11,166	1,034,448
Bilfinger SE	8,550	362,585
CropEnergies AG	6,250	76,858
Deutsche EuroShop AG	3,180	66,420
Deutz AG	38,450	249,506
Freenet AG	39,850	1,035,481
Hamburger Hafen und Logistik AG	8,100	100,064
Hornbach Holding AG & Co. KGaA	2,700	216,097
Instone Real Estate Group SE(c)	14,812	125,534
Krones AG	4,650	550,016
Salzgitter AG	12,200	483,226
Suedzucker AG	24,855	417,574
Takkt AG	10,550	166,516
Wacker Neuson SE	7,650	160,180

		5,044,505

Hong Kong — 0.1%
VSTECS Holdings Ltd.	200,000	117,258

Israel — 0.4%
Clal Insurance Enterprises Holdings Ltd.(a)	15,050	204,729
Menora Mivtachim Holdings Ltd.	7,150	145,576
Migdal Insurance & Financial Holdings Ltd.(a)	100,950	107,897
Oil Refineries Ltd.	482,350	132,026

		590,228

Italy — 1.1%
Banca IFIS SpA	8,302	125,591
BFF Bank SpA(c)	58,700	582,431
Credito Emiliano SpA	24,453	180,803
Unipol Gruppo SpA	153,700	789,039

		1,677,864

Japan — 18.8%
ADEKA Corp.	30,000	513,668
Aichi Steel Corp.	5,000	88,520
Aida Engineering Ltd.	20,000	123,720
Aiphone Co. Ltd.	5,000	77,053
Aisan Industry Co. Ltd.	10,000	68,093
Alconix Corp.	5,000	51,500
Alpen Co. Ltd.	5,000	75,329
Anest Iwata Corp.	10,000	75,888
AOKI Holdings Inc.	10,000	64,455
Arata Corp.	5,000	153,304
Asahi Co. Ltd.	5,000	51,133

Security	Shares	Value

Japan (continued)
Asahi Diamond Industrial Co. Ltd.	15,000	$106,284
ASAHI YUKIZAI Corp.	5,000	119,864
Autobacs Seven Co. Ltd.	20,000	218,089
Awa Bank Ltd. (The)	10,000	147,446
BML Inc.	5,000	116,724
Bunka Shutter Co. Ltd.	15,000	125,431
Canon Electronics Inc.	5,000	69,856
Cawachi Ltd.	5,000	86,359
Central Glass Co. Ltd.	15,000	332,995
Chubu Shiryo Co. Ltd.	10,000	78,902
Chudenko Corp.	10,000	161,165
Chugoku Marine Paints Ltd.	15,000	124,197
Citizen Watch Co. Ltd.	80,000	470,696
Daihen Corp.	5,000	168,057
Daiichi Jitsugyo Co. Ltd.	5,000	210,254
Daiken Corp.	5,000	86,148
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	5,000	67,412
DCM Holdings Co. Ltd.	30,000	261,425
Digital Holdings Inc.	5,000	43,371
Doshisha Co. Ltd.	5,000	73,201
Duskin Co. Ltd.	15,000	361,059
DyDo Group Holdings Inc.	2,400	88,245
EDION Corp.(b)	25,000	241,758
Eizo Corp.	5,000	154,774
Exedy Corp.	10,000	136,834
Fuji Co. Ltd./Ehime	5,000	65,293
Fuji Seal International Inc.	15,000	171,470
Fujibo Holdings Inc.	5,000	124,929
Fukuda Corp.	1,500	52,671
Furuno Electric Co. Ltd.	5,000	36,922
Futaba Industrial Co. Ltd.	20,000	64,452
Glory Ltd.	15,000	328,352
Goldcrest Co. Ltd.	5,000	64,602
Gunze Ltd.	5,000	169,371
H2O Retailing Corp.	25,000	281,241
Hakuto Co. Ltd.	3,200	119,231
Heiwado Co. Ltd.	10,000	153,687
Hibiya Engineering Ltd.	5,000	81,647
Hodogaya Chemical Co. Ltd.	1,600	36,490
Hokuetsu Corp.	45,000	301,845
Hokuto Corp.	5,000	69,956
Hosiden Corp.	15,000	182,707
Hosokawa Micron Corp.	5,000	109,638
Inabata & Co. Ltd.	15,000	305,036
Ines Corp.	5,000	51,886
I-PEX Inc.	5,000	53,223
Iseki & Co. Ltd.	5,000	45,048
Ishihara Sangyo Kaisha Ltd.	10,000	84,532
Itochu Enex Co. Ltd.	15,000	127,898
Japan Wool Textile Co. Ltd. (The)	20,000	149,148
Joshin Denki Co. Ltd.	5,000	73,837
Joyful Honda Co. Ltd.	20,000	259,011
JVCKenwood Corp.	45,000	129,782
Kaga Electronics Co. Ltd.	5,000	189,879
Kanamoto Co. Ltd.	10,000	164,763
Kanematsu Corp.	25,000	310,469
Kanto Denka Kogyo Co. Ltd.	15,000	117,342
Katakura Industries Co. Ltd.	5,000	70,133
Kato Sangyo Co. Ltd.	5,000	132,740
Kissei Pharmaceutical Co. Ltd.	10,000	199,669

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kitz Corp.	20,000	$140,632
Kiyo Bank Ltd. (The)	20,000	224,654
Koa Corp.	10,000	139,674
Kohnan Shoji Co. Ltd.	10,000	245,227
Kojima Co. Ltd.	10,000	42,325
Komeri Co. Ltd.	10,000	206,558
Komori Corp.	15,000	112,550
Kumagai Gumi Co. Ltd.	10,000	200,745
Kureha Corp.	5,000	320,348
KYB Corp.	5,000	152,062
Kyoei Steel Ltd.	5,000	60,856
Kyokuto Kaihatsu Kogyo Co. Ltd.	10,000	122,224
LEC Inc.	5,000	30,427
Life Corp.	5,000	97,609
Macnica Holdings Inc.	15,000	427,268
Makino Milling Machine Co. Ltd.	5,000	183,752
Marudai Food Co. Ltd.	5,000	54,865
Marusan Securities Co. Ltd.	20,000	64,523
Matsuda Sangyo Co. Ltd.	5,000	85,924
Maxell Ltd.	15,000	174,573
Meidensha Corp.	15,000	218,318
Meisei Industrial Co. Ltd.	15,000	87,731
Melco Holdings Inc.	1,600	39,538
Mimasu Semiconductor Industry Co. Ltd.	5,000	111,712
MIRAIT ONE corp	25,000	311,348
Mitsubishi Pencil Co. Ltd.	15,000	184,599
Mitsuboshi Belting Ltd.	5,000	148,795
Mizuno Corp.	5,000	117,458
Nachi-Fujikoshi Corp.	5,000	149,542
Neturen Co. Ltd.	5,000	26,281
Nichiha Corp.	10,000	204,544
Nichireki Co. Ltd.	5,000	56,241
Nihon Chouzai Co. Ltd.	5,000	43,697
Nihon Parkerizing Co. Ltd.	30,000	225,503
Nikkon Holdings Co. Ltd.	15,000	281,098
Nippn Corp., New	15,000	187,800
Nippon Coke & Engineering Co. Ltd.(a)	45,000	29,585
Nippon Denko Co. Ltd.	30,000	81,149
Nippon Koei Co. Ltd.	5,000	127,487
Nippon Light Metal Holdings Co. Ltd.	20,000	221,122
Nippon Soda Co. Ltd.	7,600	265,179
Nippon Suisan Kaisha Ltd.	85,000	348,480
Nippon Thompson Co. Ltd.	20,000	88,153
Nishimatsu Construction Co. Ltd.	10,000	258,543
Nishimatsuya Chain Co. Ltd.	15,000	185,156
Nishio Rent All Co. Ltd.	5,000	117,451
Nissha Co. Ltd.	10,000	141,082
Nisshinbo Holdings Inc.	45,000	344,727
Nitta Corp.	5,000	110,866
Nittetsu Mining Co. Ltd.	5,000	135,440
Nitto Kogyo Corp.	10,000	199,656
Nojima Corp.	20,000	211,479
Noritake Co. Ltd./Nagoya Japan	5,000	173,559
Noritz Corp.	10,000	131,422
Obara Group Inc.	5,000	149,552
Okamura Corp.	25,000	258,174
Oki Electric Industry Co. Ltd.	25,000	135,837
Okumura Corp.	10,000	236,363
Onoken Co. Ltd.	5,000	56,129
Osaka Soda Co. Ltd.	5,000	164,785

Security	Shares	Value

Japan (continued)
Osaka Steel Co. Ltd.	5,000	$49,980
Osaki Electric Co. Ltd.	15,000	60,354
Oyo Corp.	5,000	84,064
Pacific Industrial Co. Ltd.	15,000	131,145
Pack Corp. (The)	5,000	111,808
Piolax Inc.	5,000	72,967
Press Kogyo Co. Ltd.	30,000	112,971
Pressance Corp.	5,000	67,507
Prima Meat Packers Ltd.	10,000	166,156
Procrea Holdings Inc.	5,000	79,476
Qol Holdings Co. Ltd.	5,000	43,888
Restar Holdings Corp.	10,000	163,707
Ryobi Ltd.	10,000	116,672
S Foods Inc.	5,000	107,656
Sakai Chemical Industry Co. Ltd.	5,000	66,952
Sanki Engineering Co. Ltd.	15,000	165,903
Sanyo Chemical Industries Ltd.	5,000	161,437
Sanyo Special Steel Co. Ltd.	5,000	92,928
Seiko Group Corp.	8,100	177,565
Shinmaywa Industries Ltd.	20,000	178,484
Shizuoka Gas Co. Ltd.	20,000	173,761
Siix Corp.	10,000	106,966
Sinfonia Technology Co. Ltd.	10,000	119,514
SKY Perfect JSAT Holdings Inc.	40,000	156,230
Sodick Co. Ltd.	15,000	86,319
Star Micronics Co. Ltd.	10,000	136,458
Starts Corp. Inc.	10,000	192,518
Starzen Co. Ltd.	5,000	82,122
Stella Chemifa Corp.	2,500	49,975
Sumitomo Osaka Cement Co. Ltd.	10,000	281,779
Sumitomo Seika Chemicals Co. Ltd.	2,600	85,011
Sumitomo Warehouse Co. Ltd. (The)	15,000	246,804
Sun Frontier Fudousan Co. Ltd.	10,000	96,828
Suruga Bank Ltd.	60,000	210,294
SWCC Showa Holdings Co. Ltd.	5,000	71,834
Tadano Ltd.	35,000	276,652
Takamatsu Construction Group Co. Ltd.	5,000	76,600
Takaoka Toko Co. Ltd.	5,000	88,986
Takara Standard Co. Ltd.	15,000	166,519
Takasago Thermal Engineering Co. Ltd.	20,000	318,918
Tamron Co. Ltd.	5,000	119,162
Tatsuta Electric Wire and Cable Co. Ltd.	5,000	26,837
T-Gaia Corp.	5,000	63,031
Toa Corp./Tokyo	5,000	100,204
Toagosei Co. Ltd.	40,000	373,029
Toho Holdings Co. Ltd.	15,000	266,183
TOKAI Holdings Corp.	40,000	263,571
Tokyu Construction Co. Ltd.	20,000	102,027
Tomy Co. Ltd.	30,000	335,865
Topre Corp.	15,000	139,475
Towa Pharmaceutical Co. Ltd.	10,000	143,203
Toyo Construction Co. Ltd.	25,000	172,891
Toyo Ink SC Holdings Co. Ltd.	10,000	155,433
Toyo Tanso Co. Ltd.	5,000	155,613
Toyobo Co. Ltd.	30,000	235,898
Tsubakimoto Chain Co.	10,000	243,496
Tsurumi Manufacturing Co. Ltd.	5,000	78,434
Uchida Yoko Co. Ltd.	2,500	92,961
United Super Markets Holdings Inc.	20,000	168,123
V Technology Co. Ltd.	2,500	53,131

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
VT Holdings Co. Ltd.	30,000	$114,964
Wacoal Holdings Corp.	20,000	375,905
Warabeya Nichiyo Holdings Co. Ltd.	5,000	68,364
Xebio Holdings Co. Ltd.	5,000	39,642
Yamazen Corp.	20,000	153,899
Yellow Hat Ltd.	10,000	137,684
Yokogawa Bridge Holdings Corp.	10,000	163,605
Yondoshi Holdings Inc.	5,000	67,452
Yuasa Trading Co. Ltd.	5,000	143,189

		29,713,465

Netherlands — 0.6%
Flow Trades Ltd., NVS	8,295	240,371
Fugro NV(a)	32,350	411,047
Koninklijke BAM Groep NV(a)	78,511	187,121
NSI NV	5,541	139,414

		977,953

New Zealand — 1.0%
Argosy Property Ltd.	265,881	184,915
Goodman Property Trust	340,486	456,486
Kathmandu Holdings Ltd.	196,300	135,107
Precinct Properties New Zealand Ltd.	419,227	333,500
Stride Property Group	134,450	110,134
Summerset Group Holdings Ltd.	73,250	403,767

		1,623,909

Norway — 1.6%
Austevoll Seafood ASA	28,850	258,552
Elkem ASA(c)	85,000	288,850
Entra ASA(c)	20,550	198,852
SpareBank 1 SMN	42,700	504,439
Subsea 7 SA	75,050	890,891
Veidekke ASA	36,068	382,815

		2,524,399

Poland — 0.3%
Grupa Azoty SA(a)	14,700	122,455
PGE Polska Grupa Energetyczna SA(a)	232,200	338,157

		460,612

Singapore — 1.5%
CapitaLand China Trust(b)	360,000	303,261
Cromwell European Real Estate Investment Trust	100,120	163,956
First Resources Ltd.	165,000	195,813
Frasers Centrepoint Trust	340,000	586,277
Keppel Pacific Oak US REIT	255,000	96,900
Parkway Life REIT	120,000	360,130
Prime U.S. REIT	205,000	65,701
Raffles Medical Group Ltd.	300,000	336,368
SPH REIT	225,240	159,977
Starhill Global REIT	425,000	166,382

		2,434,765

Sweden — 5.6%
AFRY AB	31,200	562,217
Arjo AB, Class B	70,958	277,806
Atrium Ljungberg AB, Class B	14,200	231,965
Betsson AB	38,200	363,526
Bilia AB, Class A	24,057	297,132
Billerud AB	59,621	612,795
Bravida Holding AB(c)	64,150	725,648
Bure Equity AB	17,400	415,819
Clas Ohlson AB, Class B	12,692	94,298

Security	Shares	Value

Sweden (continued)
Cloetta AB, Class B	67,600	$142,557
Fabege AB	81,973	628,739
Granges AB	33,400	318,637
Hexpol AB	78,800	976,092
Hufvudstaden AB, Class A	34,050	461,857
Lindab International AB	21,750	333,300
Loomis AB	24,000	822,257
MEKO AB	13,300	158,185
Munters Group AB(c)	33,753	311,775
NCC AB, Class B	30,200	267,864
Nolato AB, Class B	55,850	283,675
Peab AB, Class B	63,158	316,343
Ratos AB, Class B	63,250	193,267

		8,795,754

Switzerland — 8.7%
ALSO Holding AG, Registered	850	173,034
Arbonia AG	13,924	167,702
Bell Food Group AG, Registered	593	181,891
Bossard Holding AG, Class A, Registered	823	208,007
Bucher Industries AG, Registered	2,077	971,436
Burckhardt Compression Holding AG	1,000	621,783
Bystronic AG, Registered	400	288,610
Cembra Money Bank AG	9,335	734,678
Comet Holding AG, Registered	2,350	653,659
COSMO Pharmaceuticals NV	2,981	185,060
Daetwyler Holding AG, Bearer	2,335	482,269
dormakaba Holding AG	955	408,580
Forbo Holding AG, Registered	321	463,909
Galenica AG(c)	15,352	1,298,745
Huber + Suhner AG, Registered	5,597	480,629
Interroll Holding AG, Registered	154	553,384
Kardex Holding AG, Registered	1,850	402,466
Komax Holding AG, Registered	1,138	319,481
Landis+Gyr Group AG(b)	7,802	600,500
Rieter Holding AG, Registered	950	99,480
SFS Group AG	5,350	694,398
Siegfried Holding AG, Registered	1,300	956,467
St. Galler Kantonalbank AG, Class A, Registered	890	479,036
Swissquote Group Holding SA, Registered	2,750	537,108
u-blox Holding AG	2,124	296,843
Valiant Holding AG, Registered	4,950	532,154
Vontobel Holding AG, Registered	8,750	567,824
Ypsomed Holding AG, Registered	1,000	210,658
Zehnder Group AG, Registered	3,130	255,844

		13,825,635

United Kingdom — 18.2%
AG Barr PLC	24,904	154,659
Balanced Commercial Property Trust Ltd	161,600	164,264
Balfour Beatty PLC	202,150	928,662
Bank of Georgia Group PLC	12,000	407,557
Big Yellow Group PLC	53,600	772,675
Bodycote PLC	59,150	475,898
Capricorn Energy PLC(a)	157,000	452,226
Chemring Group PLC	89,367	308,468
Close Brothers Group PLC	47,500	529,743
Coats Group PLC	456,550	415,078
Cranswick PLC	16,600	617,901
Crest Nicholson Holdings PLC	79,300	213,716
Currys PLC	320,700	233,659

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Drax Group PLC	126,500	$950,180
Elementis PLC(a)	182,450	268,059
Essentra PLC	95,300	228,115
Frasers Group PLC(a)	57,694	553,372
Grafton Group PLC	69,325	759,293
Great Portland Estates PLC	80,350	502,537
Greencore Group PLC(a)	166,750	167,133
Halfords Group PLC	63,127	136,123
Ibstock PLC(c)	122,219	260,077
IG Group Holdings PLC	115,232	994,391
Inchcape PLC	122,300	1,172,333
Investec PLC	211,200	1,172,052
IP Group PLC	311,250	212,521
Jupiter Fund Management PLC	138,261	231,850
Just Group PLC	329,250	348,691
Lancashire Holdings Ltd.	77,200	526,844
LondonMetric Property PLC	278,800	607,314
Man Group PLC/Jersey	434,300	1,265,212
Mediclinic International PLC	124,597	764,518
Morgan Advanced Materials PLC	88,900	312,297
Morgan Sindall Group PLC	12,800	267,664
Ninety One PLC	131,700	300,322
OSB Group PLC	120,000	717,827
Paragon Banking Group PLC	79,400	509,328
Pets at Home Group PLC	150,750	686,211
Picton Property Income Ltd. (The)	168,445	144,173
Plus500 Ltd.	31,100	649,135
Premier Foods PLC	225,034	337,183
QinetiQ Group PLC	178,254	716,124
Redde Northgate PLC	78,600	335,000
Redrow PLC	72,480	428,728
RHI Magnesita NV	8,950	247,950
Safestore Holdings PLC	65,059	763,639
Savills PLC	41,900	511,287
Serco Group PLC	380,650	720,320
Sirius Real Estate Ltd	303,550	287,210
TBC Bank Group PLC	11,250	310,867
TP ICAP Group PLC	250,900	557,428
Tritax Big Box REIT PLC	592,900	1,025,942
UK Commercial Property REIT Ltd.	234,983	149,646

Security	Shares	Value

United Kingdom (continued)
Vesuvius PLC	67,282	$343,497
Virgin Money UK PLC	395,300	714,421
Vistry Group PLC	70,150	678,785
Workspace Group PLC	42,500	229,005

		28,739,110

Total Common Stocks — 98.9% (Cost: $166,870,527)		156,370,525

Preferred Stocks

Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	2,769	127,347

Total Preferred Stocks — 0.1% (Cost: $145,219)		127,347

Total Long-Term Investments — 99.0% (Cost: $167,015,746)		156,497,872

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	2,137,128	2,137,769

Total Short-Term Securities — 1.4% (Cost: $2,137,489)		2,137,769

Total Investments — 100.4% (Cost: $169,153,235)		158,635,641

Liabilities in Excess of Other Assets — (0.4)%		(634,875)

Net Assets — 100.0%		$158,000,766

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,607	$2,119,430	(a)	$—		$449	$283	$2,137,769	2,137,128	$26,954	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	40,000	—		(40,000	)(a)	—	—	—	—	1,883		—

						$449	$283	$2,137,769		$28,837		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Mini TOPIX Index	40	06/08/23	$607	$(375)
Mini S&P/TSX 60 Index	7	06/15/23	313	5,569
FTSE 250 Index	12	06/16/23	561	4,377

				$9,571

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$9,946	$—	$—	$—	$9,946

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$375	$—	$—	$—	$375

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2023	iShares® International Developed Small Cap Value Factor ETF

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$76,788	$—	$—	$—	$76,788

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(249)	$—	$—	$—	$(249)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,094,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$36,977,624	$119,392,901	$—	$156,370,525
Preferred Stocks	—	127,347	—	127,347
Short-Term Securities
Money Market Funds	2,137,769	—	—	2,137,769

	$39,115,393	$119,520,248	$—	$158,635,641

Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,569	$4,377	$—	$9,946
Liabilities
Equity Contracts	—	(375)	—	(375)

	$5,569	$4,002	$—	9,571

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
Altium Ltd.	7,683	$197,390
AUB Group Ltd.	10,638	182,808
Bapcor Ltd.	52,993	227,594
Brickworks Ltd.	12,411	188,591
carsales.com Ltd.	40,188	600,611
Cleanaway Waste Management Ltd.	210,790	337,306
Collins Foods Ltd.	17,927	100,180
Computershare Ltd.	67,571	981,482
CSL Ltd.	25,807	4,998,052
Elders Ltd.	48,068	278,064
IPH Ltd.	35,460	176,836
Nick Scali Ltd.	26,595	167,340
Northern Star Resources Ltd.	117,215	961,181
Pro Medicus Ltd.	1,773	76,469
PSC Insurance Group Ltd.	25,216	80,964
Sonic Healthcare Ltd.	71,905	1,685,665
Steadfast Group Ltd.	119,579	469,650
Technology One Ltd.	19,700	193,589
Washington H Soul Pattinson & Co. Ltd.	30,338	614,853

		12,518,625

Belgium — 0.2%
Elia Group SA/NV	2,758	364,211
UCB SA	10,047	897,962

		1,262,173

Brazil — 0.2%
Localiza Rent a Car SA	84,907	894,560

Canada — 19.4%
Alimentation Couche-Tard Inc.	26,792	1,347,034
Altius Minerals Corp.	3,349	56,969
Atco Ltd., Class I, NVS	14,863	476,408
Badger Infrastructure Solutions Ltd.	4,334	104,798
Barrick Gold Corp.	284,862	5,288,337
Brookfield Asset Management Ltd.	16,745	548,503
Brookfield Corp.	111,305	3,626,163
Canadian Imperial Bank of Commerce	230,293	9,765,514
Canadian National Railway Co.	52,008	6,136,675
Canadian Natural Resources Ltd.	204,486	11,315,951
Canadian Tire Corp. Ltd., Class A, NVS	9,259	1,208,294
Canadian Western Bank	21,670	397,003
Capital Power Corp.	30,141	928,651
Cargojet Inc.(a)	985	80,236
CCL Industries Inc., Class B, NVS	9,850	489,330
Cogeco Communications Inc.	3,940	191,913
Dollarama Inc.	4,334	259,014
Empire Co. Ltd., Class A, NVS	13,790	369,672
Enghouse Systems Ltd.	4,137	117,085
EQB Inc.	2,561	110,475
Finning International Inc.	20,291	505,811
FirstService Corp.	1,308	184,301
Fortis Inc.	92,590	3,935,846
Franco-Nevada Corp.	8,471	1,235,581
George Weston Ltd.	4,334	574,339
Great-West Lifeco Inc.	68,359	1,811,779
Hydro One Ltd.(b)	45,310	1,290,069
iA Financial Corp. Inc.	14,972	948,947
Imperial Oil Ltd.	16,745	851,560
Intact Financial Corp.	16,942	2,424,655

Security	Shares	Value

Canada (continued)
Jamieson Wellness Inc.(b)	4,531	$112,278
Loblaw Companies Ltd.	9,653	879,734
Magna International Inc.	39,991	2,142,026
Manulife Financial Corp.	448,053	8,221,764
Maple Leaf Foods Inc.	11,229	217,269
Metro Inc.	17,730	975,248
North West Co. Inc. (The)	9,062	253,387
Open Text Corp.	32,702	1,261,380
Parkland Corp.	29,156	698,967
Power Corp. of Canada	141,052	3,604,836
Premium Brands Holdings Corp.	5,516	408,098
Quebecor Inc., Class B	27,383	676,926
Ritchie Bros Auctioneers Inc.	8,865	498,775
Royal Bank of Canada	149,475	14,294,964
Saputo Inc.	23,443	606,587
Stantec Inc.	4,728	276,403
Stella-Jones Inc.	3,743	143,433
Sun Life Financial Inc.	117,018	5,466,901
TFI International Inc.	3,546	423,132
TMX Group Ltd.	6,501	656,594
Toromont Industries Ltd.	5,319	436,579
Toronto-Dominion Bank (The)	230,293	13,793,724
Waste Connections Inc.	8,274	1,151,565
Wheaton Precious Metals Corp.	31,914	1,537,020

		115,318,503

China — 6.1%
Bank of China Ltd., Class A	2,068,500	1,017,026
Bosideng International Holdings Ltd.	788,000	439,714
China Coal Energy Co. Ltd.	78,800	90,517
China Coal Energy Co. Ltd., Class H	591,000	448,500
China Construction Bank Corp., Class A	236,400	204,337
China Foods Ltd.	394,000	146,903
China Medical System Holdings Ltd.	394,000	621,641
China Merchants Bank Co. Ltd., Class A	354,600	1,765,656
China Merchants Bank Co. Ltd., Class H	689,500	3,501,293
China National Nuclear Power Co. Ltd., Class A	197,000	183,356
China Railway Group Ltd., Class A	275,800	275,975
China Railway Group Ltd., Class H	788,000	480,867
China Resources Gas Group Ltd.	197,000	724,646
China Suntien Green Energy Corp. Ltd., Class H	591,000	258,510
China Water Affairs Group Ltd.	92,000	75,119
Citic Pacific Special Steel Group Co. Ltd.	78,800	203,833
CSPC Pharmaceutical Group Ltd.	1,064,000	1,043,057
ENN Energy Holdings Ltd.	78,800	1,079,006
Greentown China Holdings Ltd.	115,500	149,488
Haier Smart Home Co. Ltd., Class H	236,400	740,233
Harbin Boshi Automation Co. Ltd.	16,400	39,031
Hengli Petrochemical Co. Ltd., Class A	157,600	371,784
Huaxia Bank Co. Ltd., Class A	363,800	285,070
Industrial & Commercial Bank of China Ltd., Class A	2,659,500	1,726,511
Industrial Bank Co. Ltd., Class A	492,500	1,212,081
Inspur Electronic Information Industry Co. Ltd., Class A	16,400	83,970
Jiangsu King’s Luck Brewery JSC Ltd., Class A	19,700	185,854
Kweichow Moutai Co. Ltd., Class A	5,200	1,373,390
Lao Feng Xiang Co. Ltd.	19,700	154,840
Luzhou Laojiao Co. Ltd., Class A	6,000	221,543
Metallurgical Corp. of China Ltd., Class A	177,300	100,595
Midea Group Co. Ltd., Class A	82,000	641,518
Ping An Insurance Group Co. of China Ltd., Class A	177,300	1,174,342
Ping An Insurance Group Co. of China Ltd., Class H	1,674,500	10,832,696

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2023	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Postal Savings Bank of China Co. Ltd., Class H(b)	2,167,000	$1,285,153
Shanghai Baosight Software Co. Ltd., Class A	90	763
Shanghai Tunnel Engineering Co. Ltd., Class A	118,200	98,036
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	93,600	110,674
Sinoma Science & Technology Co. Ltd., Class A	16,400	57,648
Tsingtao Brewery Co. Ltd., Class H	38,000	415,348
Wuliangye Yibin Co. Ltd., Class A	25,600	731,274
Xiamen Xiangyu Co. Ltd.	35,700	55,857
Yankuang Energy Group Co. Ltd., Class A	59,100	306,165
Yuexiu Property Co. Ltd.	394,000	595,735
Zhengzhou Coal Mining Machinery Group Co. Ltd.	19,700	40,371
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	78,800	79,391
Zhongsheng Group Holdings Ltd.	98,500	485,347

		36,114,664

Colombia — 0.1%
Grupo Argos SA	70,920	138,429
Grupo Nutresa SA	7,486	80,374
Interconexion Electrica SA ESP	102,834	334,536

		553,339

Denmark — 3.6%
Carlsberg AS, Class B	11,426	1,772,937
Coloplast A/S, Class B	14,775	1,945,383
DSV A/S	3,940	763,956
Novo Nordisk A/S, Class B	90,423	14,361,094
Orsted AS(b)	19,503	1,662,981
Royal Unibrew A/S	5,713	498,010
Scandinavian Tobacco Group A/S, Class A(b)	17,139	341,216

		21,345,577

Finland — 0.6%
Huhtamaki OYJ	11,426	424,472
Kesko OYJ, Class A	23,825	515,946
Kesko OYJ, Class B	67,374	1,447,955
Olvi OYJ, Class A	3,152	102,208
Uponor OYJ	10,638	196,920
Valmet OYJ	31,914	1,036,049

		3,723,550

France — 4.3%
Equasens	591	45,944
Sanofi	154,842	16,797,061
Schneider Electric SE	52,993	8,856,390
Thermador Groupe	985	104,837

		25,804,232

Germany — 5.8%
Adesso SE	197	31,538
Atoss Software AG	394	71,245
Bechtle AG	5,516	264,147
Brenntag SE	15,366	1,156,386
Deutsche Boerse AG	18,321	3,567,283
E.ON SE	527,763	6,583,694
Eckert & Ziegler Strahlen- und Medizintechnik AG	985	44,522
Encavis AG	9,850	169,210
Fresenius Medical Care AG & Co. KGaA	36,642	1,555,242
Fresenius SE & Co. KGaA	76,042	2,053,380
FUCHS PETROLUB SE	5,910	202,280
LANXESS AG	10,441	429,574
Nemetschek SE	2,364	163,189
SAP SE	94,166	11,890,384
STRATEC SE	394	26,860
Symrise AG	6,698	728,903

Security	Shares	Value

Germany (continued)
Vonovia SE	291,363	$5,487,766

		34,425,603

Hong Kong — 2.5%
AIA Group Ltd.	1,024,400	10,743,247
CK Infrastructure Holdings Ltd.	197,000	1,071,852
Kerry Logistics Network Ltd.	98,500	153,026
Swire Properties Ltd.	236,400	608,423
Techtronic Industries Co. Ltd.	197,000	2,134,516
VSTECS Holdings Ltd.	394,000	230,999

		14,942,063

India — 2.1%
Aegis Logistics Ltd.	16,351	75,533
Asian Paints Ltd.	14,184	477,883
Astral Ltd.	978	15,951
Balaji Amines Ltd.	197	4,671
Berger Paints India Ltd.	3,743	26,545
Bharat Electronics Ltd.	285,847	340,210
CRISIL Ltd.	1,773	69,514
Grindwell Norton Ltd.	1,576	36,093
Indraprastha Gas Ltd.	33,096	172,974
Infosys Ltd.	386,514	6,757,476
ITC Ltd.	459,207	2,148,576
KEI Industries Ltd.	985	20,426
Larsen & Toubro Infotech Ltd.(b)	2,385	138,884
Mphasis Ltd.	8,820	193,897
Persistent Systems Ltd.	1,576	88,900
Pidilite Industries Ltd.	3,152	90,416
Radico Khaitan Ltd.	743	10,823
Reliance Industries Ltd.	42,158	1,198,745
Reliance Industries Ltd., GDR(b)	5,769	325,480
Schaeffler India Ltd.	1,182	41,326
Tata Elxsi Ltd.	1,182	86,067
TTK Prestige Ltd.	1,322	11,271
UltraTech Cement Ltd.	2,664	247,548
Vinati Organics Ltd.	164	3,614
ZF Commercial Vehicle Control Systems India Ltd.	199	25,200

		12,608,023

Indonesia — 0.5%
Bank Central Asia Tbk PT	5,003,800	2,927,444
Bank Pembangunan Daerah Jawa Timur Tbk PT	847,100	41,561

		2,969,005

Ireland — 1.2%
CRH PLC	91,408	4,617,957
Kerry Group PLC, Class A	7,880	785,835
Smurfit Kappa Group PLC	45,704	1,657,688

		7,061,480

Italy — 0.9%
A2A SpA	516,731	824,605
ACEA SpA	12,608	172,394
Buzzi Unicem SpA	8,668	210,385
DiaSorin SpA	985	103,801
Interpump Group SpA	2,758	154,664
Iren SpA	158,979	304,921
Italgas SpA	124,504	759,391
Recordati Industria Chimica e Farmaceutica SpA	13,987	591,641
Reply SpA	985	123,689
Terna - Rete Elettrica Nazionale	282,892	2,321,804

		5,567,295

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan — 18.9%
Aeon Mall Co. Ltd.	19,700	$258,572
AGC Inc.	42,800	1,595,624
Aica Kogyo Co. Ltd.	19,700	452,693
Air Water Inc.	39,800	500,136
Alfresa Holdings Corp.	39,400	504,822
Astellas Pharma Inc.	256,100	3,638,493
Chiba Bank Ltd. (The)	98,500	635,745
COMSYS Holdings Corp.	19,700	363,843
DCM Holdings Co. Ltd.	39,400	343,338
Denka Co. Ltd.	19,700	407,688
Elecom Co. Ltd.	19,700	187,370
EXEO Group Inc.	19,700	356,586
FUJIFILM Holdings Corp.	29,400	1,492,431
Fujitec Co. Ltd.	19,700	489,995
Hisamitsu Pharmaceutical Co. Inc.	19,700	563,453
Hulic Co. Ltd.	118,200	972,225
Itochu Techno-Solutions Corp.	19,700	485,407
Kandenko Co. Ltd.	19,700	139,166
Kao Corp.	78,800	3,067,311
KDDI Corp.	256,100	7,897,547
Kobayashi Pharmaceutical Co. Ltd.	500	30,580
Kokuyo Co. Ltd.	19,700	279,696
Kubota Corp.	118,200	1,792,069
Kurita Water Industries Ltd.	2,600	119,098
Kyowa Kirin Co. Ltd.	19,700	430,081
Lasertec Corp.	700	124,375
M3 Inc.	19,700	495,830
MCJ Co. Ltd.	19,700	138,691
Medipal Holdings Corp.	19,700	268,480
Mitsubishi Corp.	216,700	7,787,429
Mitsubishi UFJ Financial Group Inc.	1,930,600	12,372,574
MonotaRO Co. Ltd.	19,700	248,134
Morinaga & Co. Ltd./Japan	1,500	42,484
Murata Manufacturing Co. Ltd.	59,100	3,601,863
NEC Networks & System Integration Corp.	19,700	240,651
Nichias Corp.	19,700	397,036
Nippon Gas Co. Ltd.	19,700	285,895
Nippon Sanso Holdings Corp.	19,900	359,525
Nippon Telegraph & Telephone Corp.	180,800	5,402,795
Nissan Chemical Corp.	19,700	894,715
Nisshin Seifun Group Inc.	39,400	461,094
Nitori Holdings Co. Ltd.	2,800	338,133
Nitto Denko Corp.	21,100	1,365,619
Nomura Real Estate Holdings Inc.	20,700	458,373
Nomura Research Institute Ltd.	40,800	954,218
NSD Co. Ltd.	19,700	355,349
NTT Data Corp.	39,400	517,974
Obic Co. Ltd.	2,100	332,626
Open House Group Co. Ltd.	4,500	168,750
PALTAC Corp.	200	7,599
Pan Pacific International Holdings Corp.	19,700	381,121
Raito Kogyo Co. Ltd.	19,700	290,060
Sangetsu Corp.	19,700	332,306
SBI Holdings Inc.	74,400	1,477,571
SCSK Corp.	19,900	291,374
Sekisui House Ltd.	128,000	2,608,798
Seven & i Holdings Co. Ltd.	59,100	2,669,790
Shin-Etsu Chemical Co. Ltd.	239,000	7,758,184
Shionogi & Co. Ltd.	21,100	951,726
Ship Healthcare Holdings Inc.	200	3,684

Security	Shares	Value

Japan (continued)
Sohgo Security Services Co. Ltd.	4,200	$113,119
Sompo Holdings Inc.	67,200	2,662,807
Sony Group Corp.	39,400	3,588,685
Sumitomo Mitsui Financial Group Inc.	236,400	9,460,153
Sumitomo Realty & Development Co. Ltd.	39,400	889,709
Sundrug Co. Ltd.	19,700	540,471
TDK Corp.	39,400	1,414,307
TechnoPro Holdings Inc.	19,700	546,399
Terumo Corp.	39,400	1,065,585
TIS Inc.	19,700	520,979
Tokio Marine Holdings Inc.	328,500	6,321,963
Tokyo Tatemono Co. Ltd.	39,400	481,043
Unicharm Corp.	20,700	850,888
USS Co. Ltd.	39,400	683,573
Valor Holdings Co. Ltd.	19,900	289,690
Yakult Honsha Co. Ltd.	8,200	595,815
Yamaguchi Financial Group Inc.	39,400	241,408
Yamato Holdings Co. Ltd.	39,800	683,178

		112,338,567

Malaysia — 0.0%
Allianz Malaysia Bhd	19,900	62,004

Mexico — 0.7%
America Movil SAB de CV(a)	2,150,100	2,258,679
Arca Continental SAB de CV	78,800	715,585
Bolsa Mexicana de Valores SAB de CV	137,900	295,467
Grupo Bimbo SAB de CV, Series A	98,500	495,670
Grupo Comercial Chedraui SA de CV	19,700	113,149
Orbia Advance Corp. SAB de CV	256,100	556,826

		4,435,376

Netherlands — 1.1%
IMCD NV	3,349	547,614
NN Group NV	100,076	3,633,749
Wolters Kluwer NV	18,912	2,387,384

		6,568,747

New Zealand — 0.2%
EBOS Group Ltd.	17,730	516,652
Mainfreight Ltd.	10,047	440,865
Summerset Group Holdings Ltd.	31,717	174,830

		1,132,347

Norway — 0.1%
Borregaard ASA	7,683	128,495
Medistim ASA	1,379	39,514
TOMRA Systems ASA	12,411	209,527

		377,536

Philippines — 0.1%
International Container Terminal Services Inc.	116,230	456,364

Poland — 0.0%
Neuca SA	197	27,977

Portugal — 0.0%
Sonae SGPS SA	188,529	205,728

Saudi Arabia — 0.1%
Mouwasat Medical Services Co.	3,349	210,322
United Electronics Co.	10,943	226,987

		437,309

South Africa — 0.0%
PSG Konsult Ltd.	203,501	138,067

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2023	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea — 0.7%
AfreecaTV Co. Ltd.	591	$38,843
Cheil Worldwide Inc.	18,912	270,956
CS Wind Corp.	1,515	85,099
Daesang Corp.	2,866	43,258
Hyundai Home Shopping Network Corp.	743	27,641
KIWOOM Securities Co. Ltd.	3,546	276,600
Kolmar BNH Co. Ltd.	2,364	43,205
Korea Zinc Co. Ltd.	2,364	1,005,797
Kumho Petrochemical Co. Ltd.	8,471	937,008
LEENO Industrial Inc.	1,182	131,084
NAVER Corp.	3,546	555,626
NICE Information Service Co. Ltd.	5,516	52,410
Park Systems Corp.	357	41,945
Samsung Electro-Mechanics Co. Ltd.	4,180	493,538
SK Gas Ltd.	197	18,012
Youngone Corp.	3,546	124,775
Youngone Holdings Co. Ltd.	743	36,717

		4,182,514

Spain — 2.6%
Iberdrola SA	1,204,261	15,002,440
Vidrala SA	2,049	224,410
Viscofan SA	5,516	395,031

		15,621,881

Sweden — 0.7%
AAK AB	11,426	206,878
Assa Abloy AB, Class B	79,391	1,901,611
Atrium Ljungberg AB, Class B	7,562	123,529
Bravida Holding AB(b)	27,580	311,978
Castellum AB(a)	83,134	967,163
Catena AB	3,349	124,638
Heba Fastighets AB	9,062	24,928
Lifco AB, Class B	7,880	169,913
NP3 Fastigheter AB	2,758	49,763
Platzer Fastigheter Holding AB, Class B	8,865	68,793

		3,949,194

Switzerland — 12.1%
ALSO Holding AG, Registered	788	160,412
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	57	673,206
Chocoladefabriken Lindt & Spruengli AG, Registered	6	710,617
DKSH Holding AG	4,925	397,055
Geberit AG, Registered	4,531	2,530,324
Givaudan SA, Registered	985	3,205,966
Logitech International SA, Registered	16,548	965,849
Nestle SA, Registered	154,251	18,807,902
Novartis AG, Registered	208,820	19,173,543
Partners Group Holding AG	4,137	3,895,906
Roche Holding AG, Bearer	4,334	1,302,327
Roche Holding AG, NVS	58,903	16,831,088
Siegfried Holding AG, Registered	86	63,274
Sika AG, Registered	8,668	2,431,334
Tecan Group AG, Registered	414	181,348
Temenos AG, Registered	4,531	315,295
VZ Holding AG	1,773	145,619

		71,791,065

Taiwan — 0.4%
Advantech Co. Ltd.	42,000	513,821
Lotes Co. Ltd.	6,155	186,031
Parade Technologies Ltd.	13,000	450,084

Security	Shares	Value

Taiwan (continued)
Silergy Corp.	9,000	$142,889
Sinbon Electronics Co. Ltd.	22,000	247,603
Unimicron Technology Corp.	197,000	960,822
Voltronic Power Technology Corp.	2,000	113,887

		2,615,137

Turkey — 0.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	9,958	26,992
Otokar Otomotiv Ve Savunma Sanayi AS	776	37,126
Tofas Turk Otomobil Fabrikasi AS	20,488	199,895

		264,013

United Kingdom — 11.8%
Advanced Medical Solutions Group PLC	29,944	82,189
Ashtead Group PLC	27,383	1,681,449
BAE Systems PLC	452,509	5,473,604
British American Tobacco PLC	427,490	14,985,392
Bunzl PLC	32,899	1,242,680
Chemring Group PLC	14,775	50,999
Clarkson PLC	3,940	150,270
Coca-Cola HBC AG, Class DI(c)	27,186	744,221
Craneware PLC	2,561	36,331
Cranswick PLC	6,107	227,321
Croda International PLC	11,229	902,514
DCC PLC	19,503	1,136,854
Dechra Pharmaceuticals PLC	9,259	303,135
Diageo PLC	251,569	11,227,430
Diploma PLC	11,820	411,545
Drax Group PLC	62,055	466,114
EMIS Group PLC	5,319	98,423
Ferguson PLC	25,216	3,333,849
Games Workshop Group PLC	6,501	774,339
Gamma Communications PLC	5,713	76,625
GlobalData PLC	1,379	20,754
Halma PLC	17,730	489,463
Hargreaves Lansdown PLC	83,134	823,564
Hilton Food Group PLC	15,760	134,914
Impax Asset Management Group PLC	18,124	179,564
Learning Technologies Group PLC	28,762	45,770
Liontrust Asset Management PLC	23,246	294,029
London Stock Exchange Group PLC	23,443	2,277,011
National Grid PLC	955,450	12,924,370
RELX PLC	201,531	6,526,964
RWS Holdings PLC	52,796	194,736
Sage Group PLC (The)	127,853	1,226,932
Sirius Real Estate Ltd.	310,472	293,759
Softcat PLC	11,032	177,215
Spectris PLC	11,820	536,289
Spirax-Sarco Engineering PLC	4,531	665,254

		70,215,872

Total Common Stocks — 99.1% (Cost: $577,841,135)		589,928,390

Preferred Stocks

Germany — 0.0%
Fuchs Petrolub SE, Preference Shares, NVS	9,259	377,530

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea — 0.0%
Samsung Electro-Mechanics Co. Ltd., Preference Shares	357	$20,245

Total Preferred Stocks — 0.0% (Cost: $317,228)		397,775

Rights

Brazil — 0.0%
Localiza Rent a Car SA, Rights,
(Expires 05/18/23, Strike Price BRL 41.15)	379	982

Total Rights — 0.0% (Cost: $—)		982

Total Long-Term Investments — 99.1% (Cost: $578,158,363)		590,327,147

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	2,608,428	2,609,211

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	1,310,000	$1,310,000

Total Short-Term Securities — 0.7% (Cost: $3,919,638)		3,919,211

Total Investments — 99.8% (Cost: $582,078,001)		594,246,358

Other Assets Less Liabilities — 0.2%		1,173,313

Net Assets — 100.0%		$595,419,671

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$2,609,054	(a)	$—	$584	$(427)	$2,609,211	2,608,428	$5,335	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	370,000	940,000	(a)	—	—	—	1,310,000	1,310,000	19,818		1

					$584	$(427)	$3,919,211		$25,153		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	3	06/15/23	$537	$6,354
MSCI EAFE Index	41	06/16/23	4,298	135,352

				$141,706

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2023	iShares® International Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$141,706	$—	$—	$—	$141,706

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(31,130)	$—	$—	$—	$(31,130)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$103,863	$—	$—	$—	$103,863

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,727,191

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$122,318,632	$467,609,758	$—	$589,928,390
Preferred Stocks	—	397,775	—	397,775
Rights	982	—	—	982
Short-Term Securities
Money Market Funds	3,919,211	—	—	3,919,211

	$126,238,825	$468,007,533	$—	$594,246,358

Derivative Financial Instruments(a)
Assets
Equity Contracts	$141,706	$—	$—	$141,706

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2023	iShares® Latin America 40 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 41.0%
Ambev SA, ADR	10,721,873	$30,235,681
B3 SA - Brasil, Bolsa, Balcao	14,828,073	30,279,584
Banco do Brasil SA	3,483,244	26,877,975
CCR SA	2,706,463	6,834,975
Centrais Eletricas Brasileiras SA	3,095,728	20,326,890
Localiza Rent a Car SA	1,842,467	19,411,800
Lojas Renner SA	2,380,233	7,781,563
Magazine Luiza SA(a)	6,861,396	4,480,901
Natura & Co. Holding SA	2,042,340	5,318,961
NU Holdings Ltd.(a)	5,556,541	26,449,135
Petroleo Brasileiro SA, ADR	4,523,580	47,180,939
Rede D’Or Sao Luiz SA(b)	2,116,263	8,868,476
Vale SA, ADR	9,411,049	148,506,353
WEG SA	3,571,626	28,574,699

		411,127,932

Chile — 7.2%
Banco de Chile	105,606,185	10,256,510
Banco Santander Chile, ADR	378,545	6,749,457
Cencosud SA	3,139,030	6,065,682
Empresas CMPC SA	2,662,693	4,449,825
Empresas COPEC SA	886,635	6,257,498
Enel Americas SA	47,049,539	6,197,193
Falabella SA	1,821,715	4,189,378
Sociedad Quimica y Minera de Chile SA, ADR(c)	347,226	28,146,140

		72,311,683

Colombia — 1.7%
Bancolombia SA, ADR	275,246	6,916,932
Ecopetrol SA, ADR	597,170	6,306,115
Interconexion Electrica SA ESP	1,072,510	3,489,055

		16,712,102

Mexico — 28.1%
America Movil SAB de CV	48,039,746	50,465,727
Cemex SAB de CV, NVS(a)	36,802,650	20,198,569
Fibra Uno Administracion SA de CV	6,987,006	9,759,320
Fomento Economico Mexicano SAB de CV	4,466,173	42,579,829
Grupo Bimbo SAB de CV, Series A	3,340,637	16,810,708
Grupo Financiero Banorte SAB de CV, Class O	6,028,899	50,820,741
Grupo Mexico SAB de CV, Series B	7,570,851	35,850,206
Grupo Televisa SAB, CPO	6,162,608	6,521,694
Wal-Mart de Mexico SAB de CV	12,311,280	49,210,960

		282,217,754

Peru — 3.7%
Credicorp Ltd.	165,214	21,872,681
Southern Copper Corp.	206,754	15,764,993

		37,637,674

Total Common Stocks — 81.7% (Cost: $860,082,149)		820,007,145

Security	Shares	Value

Preferred Stocks

Brazil — 17.6%
Banco Bradesco SA, Preference Shares, ADR	12,934,373	$33,888,057
Gerdau SA, Preference Shares, ADR	2,631,582	12,973,701
Itau Unibanco Holding SA, Preference Shares, ADR	11,781,365	57,375,247
Itausa SA, Preference Shares, NVS	12,539,474	20,336,489
Petroleo Brasileiro SA, Preference Shares, ADR	5,584,142	51,820,838

		176,394,332

Total Preferred Stocks — 17.6% (Cost: $275,106,198)		176,394,332

Rights

Brazil — 0.0%
Localiza Rent a Car SA, Rights, (Expires 05/18/23, Strike Price BRL 41.15)	8,243	21,354

Total Rights — 0.0% (Cost: $—)		21,354

Total Long-Term Investments — 99.3% (Cost: $1,135,188,347)		996,422,831

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.01%(d)(e)(f)	28,490,296	28,498,843
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(d)(e)	6,620,000	6,620,000

Total Short-Term Securities — 3.5% (Cost: $35,123,444)		35,118,843

Total Investments — 102.8% (Cost: $1,170,311,791)		1,031,541,674

Liabilities in Excess of Other Assets — (2.8)%		(28,408,667)

Net Assets — 100.0%		$1,003,133,007

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2023	iShares® Latin America 40 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$23,454,989	$5,060,743	(a)	$—	$(3,469)	$(13,420)	$28,498,843	28,490,296	$104,937	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,600,000	3,020,000	(a)	—	—	—	6,620,000	6,620,000	98,321		—

					$(3,469)	$(13,420)	$35,118,843		$203,258		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Bclear MSCI Brazil Index	81	06/16/23	$3,804	$82,755
Mexican BOLSA Index	65	06/16/23	1,960	36,682

				$119,437

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$119,437	$—	$—	$—	$119,437

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(5,906,611)	$—	$—	$—	$(5,906,611)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(510,411)	$—	$—	$—	$(510,411)

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® Latin America 40 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$10,601,769

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$820,007,145	$—	$—	$820,007,145
Preferred Stocks	176,394,332	—	—	176,394,332
Rights	21,354	—	—	21,354
Short-Term Securities
Money Market Funds	35,118,843	—	—	35,118,843

	$1,031,541,674	$—	$—	$1,031,541,674

Derivative Financial Instruments(a)
Assets
Equity Contracts	$119,437	$—	$—	$119,437

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Statements of Assets and Liabilities March 31, 2023

	iShares Asia 50 ETF	iShares Blockchain and Tech ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,668,266,891	$6,497,415	$22,560,350	$1,825,576,336
Investments, at value — affiliated(c)	700,000	2,274,838	991,005	5,834,666
Cash	1,677	5,981	3,203	9,426
Cash pledged for futures contracts	516,000	1,599	2,000	—
Foreign currency collateral pledged for futures contracts(d)	—	—	—	606,503
Foreign currency, at value(e)	2,180,173	3,902	14,361	3,110,021
Receivables:
Investments sold	—	—	2,001,334	—
Securities lending income — affiliated	2,876	16,953	201	3,909
Dividends — unaffiliated	4,550,178	4,824	48,626	5,032,435
Dividends — affiliated	5,172	40	103	9,306
Tax reclaims	—	—	—	4,814,738
Variation margin on futures contracts	—	753	—	54,774

Total assets	1,676,222,967	8,806,305	25,621,183	1,845,052,114

LIABILITIES
Collateral on securities loaned, at value	—	2,274,571	952,251	3,764,849
Payables:
Investments purchased	—	—	2,044,639	—
Capital shares redeemed	—	—	—	1,001,568
Investment advisory fees	681,516	2,349	11,289	958,518
IRS compliance fee for foreign withholding tax claims	—	—	—	6,283,073
Professional fees	—	—	—	110,711
Variation margin on futures contracts	16,898	—	120	—

Total liabilities	698,414	2,276,920	3,008,299	12,118,719

NET ASSETS	$1,675,524,553	$6,529,385	$22,612,884	$1,832,933,395

NET ASSETS CONSIST OF
Paid-in capital	$1,834,932,222	$8,983,970	$56,634,068	$2,263,671,696
Accumulated loss	(159,407,669)	(2,454,585)	(34,021,184)	(430,738,301)

NET ASSETS	$1,675,524,553	$6,529,385	$22,612,884	$1,832,933,395

NET ASSETVALUE
Shares outstanding	27,100,000	400,000	1,050,000	36,600,000

Net asset value	$61.83	$16.32	$21.54	$50.08

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$1,690,716,366	$5,826,031	$21,372,931	$1,869,099,054
(b) Securities loaned, at value	$—	$2,303,103	$866,108	$3,585,971
(c) Investments, at cost — affiliated	$700,000	$2,274,707	$990,976	$5,832,496
(d) Foreign currency collateral pledged, at cost	$—	$—	$—	$638,094
(e) Foreign currency, at cost	$2,179,843	$3,896	$14,071	$3,083,443

See notes to financial statements.

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) March 31, 2023

	iShares Future Metaverse Tech and Communications ETF	iShares India 50 ETF	iShares International Developed Property ETF	iShares International Developed Small Cap Value Factor ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$5,337,521	$578,131,122	$42,753,748	$156,497,872
Investments, at value — affiliated(c)	—	—	922,455	2,137,769
Cash	3,547	2,940,917	9,288	5,231
Cash pledged for futures contracts	—	126,000	18,000	76,000
Foreign currency collateral pledged for futures contracts(d)	—	—	5,935	—
Foreign currency, at value(e)	5,329	12,629	80,362	350,995
Receivables:
Investments sold	9,732	2,066,726	—	32
Securities lending income — affiliated	—	—	1,095	8,071
Dividends — unaffiliated	4,896	—	240,361	953,093
Dividends — affiliated	6	22,740	9	176
Tax reclaims	274	—	28,987	131,190
Variation margin on futures contracts	—	16,845	7,890	16,965

Total assets	5,361,305	583,316,979	44,068,130	160,177,394

LIABILITIES
Collateral on securities loaned, at value	—	—	913,028	2,137,073
Payables:
Investments purchased	8,881	3,550,377	7,798	—
Deferred foreign capital gain tax	—	2,563,330	3,503	—
Foreign taxes	—	—	360	—
Investment advisory fees	2,003	431,312	17,578	39,555
Professional fees	—	—	2,462	—

Total liabilities	10,884	6,545,019	944,729	2,176,628

NET ASSETS	$5,350,421	$576,771,960	$43,123,401	$158,000,766

NET ASSETS CONSIST OF
Paid-in capital	$5,104,279	$301,258,434	$98,016,160	$170,287,914
Accumulated earnings (loss)	246,142	275,513,526	(54,892,759)	(12,287,148)

NET ASSETS	$5,350,421	$576,771,960	$43,123,401	$158,000,766

NET ASSETVALUE
Shares outstanding	200,000	14,000,000	1,600,000	5,000,000

Net asset value	$26.75	$41.20	$26.95	$31.60

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$5,103,438	$578,875,509	$64,844,412	$167,015,746

(b) Securities loaned, at value	$—	$—	$802,084	$2,037,507

(c) Investments, at cost — affiliated	$—	$—	$922,174	$2,137,489

(d) Foreign currency collateral pledged, at cost	$—	$—	$6,022	$—

(e) Foreign currency, at cost	$5,307	$12,604	$80,318	$350,696

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Assets and Liabilities (continued) March 31, 2023

	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$590,327,147	$996,422,831
Investments, at value — affiliated(c)	3,919,211	35,118,843
Cash	105	130,620
Cash pledged for futures contracts	165,000	983,508
Foreign currency collateral pledged for futures contracts(d)	30,337	304,162
Foreign currency, at value(e)	582,799	1,169,245
Receivables:
Investments sold	—	3,323
Securities lending income — affiliated	326	6,785
Dividends — unaffiliated	2,562,398	2,083,280
Dividends — affiliated	4,376	8,891
Tax reclaims	510,649	—
Variation margin on futures contracts	22,033	22,924

Total assets	598,124,381	1,036,254,412

LIABILITIES
Collateral on securities loaned, at value	2,609,638	28,438,149
Payables:
Investments purchased	—	4,288,304
Bank borrowings	409	—
Capital shares redeemed	27	—
Deferred foreign capital gain tax	20,352	—
Investment advisory fees	73,012	394,952
Professional fees	1,272	—

Total liabilities	2,704,710	33,121,405

NET ASSETS	$595,419,671	$1,003,133,007

NET ASSETS CONSIST OF
Paid-in capital	$615,780,185	$2,268,822,948
Accumulated loss	(20,360,514)	(1,265,689,941)

NET ASSETS	$595,419,671	$1,003,133,007

NET ASSETVALUE
Shares outstanding	9,850,000	42,000,000

Net asset value	$60.45	$23.88

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$578,158,363	$1,135,188,347

(b) Securities loaned, at value	$2,468,734	$27,738,165

(c) Investments, at cost — affiliated	$3,919,638	$35,123,444

(d) Foreign currency collateral pledged, at cost	$29,938	$298,158

(e) Foreign currency, at cost	$581,662	$1,150,735

See notes to financial statements.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations Year Ended March 31, 2023

	iShares Asia 50 ETF	iShares Blockchain and Tech ETF (a)	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF

INVESTMENT INCOME
Dividends — unaffiliated	$42,253,977	$19,643	$747,876	$62,248,688
Dividends — affiliated	33,046	206	824	71,568
Securities lending income — affiliated — net	10,844	86,813	15,180	69,366
Other income — unaffiliated	—	—	—	1,884,104
Foreign taxes withheld	(4,875,472)	(742)	(49,765)	(5,560,615)
Foreign withholding tax claims	—	—	—	11,482,506
IRS compliance fee for foreign withholding tax claims	—	—	—	(4,340,623)
Other foreign taxes	(191)	—	—	—

Total investment income	37,422,204	105,920	714,115	65,854,994

EXPENSES
Investment advisory	7,623,024	24,511	129,926	10,031,041
Commitment costs	18,962	—	260	—
Professional	—	—	—	1,336,691

Total expenses	7,641,986	24,511	130,186	11,367,732

Net investment income	29,780,218	81,409	583,929	54,487,262

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,829,651)	(3,174,374)	(2,072,722)	(46,105,974)
Investments — affiliated	(3,438)	136	(205)	13,404
Capital gain distributions from underlying funds — affiliated	—	—	—	3
Foreign currency transactions	(418,816)	101	(1,968)	(285,112)
Futures contracts	(556,346)	(1,154)	(15,567)	61,134
In-kind redemptions — unaffiliated(b)	(27,215,081)	—	354,069	92,398,942

	(55,023,332)	(3,175,291)	(1,736,393)	46,082,397

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(146,728,195)	671,384	591,564	(60,341,089)
Investments — affiliated	—	131	546	1,854
Foreign currency translations	27,505	4	520	15,518
Futures contracts	(63,530)	750	(1,832)	32,693

	(146,764,220)	672,269	590,798	(60,291,024)

Net realized and unrealized loss	(201,787,552)	(2,503,022)	(1,145,595)	(14,208,627)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(172,007,334)	$(2,421,613)	$(561,666)	$40,278,635

(a)	For the period from April 25, 2022 (commencement of operations) to March 31, 2023.
(b)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Operations (continued) Year Ended March 31, 2023

	iShares Future Metaverse Tech and Communications	iShares India 50 ETF	iShares International Developed	iShares International Developed Small Cap Value Factor
	ETF (a)	(Consolidated )	Property ETF	ETF

INVESTMENT INCOME
Dividends — unaffiliated	$8,748	$8,692,565	$2,173,940	$6,319,264
Dividends — affiliated	6	229,967	401	1,883
Securities lending income — affiliated — net	—	—	23,438	26,954
Other income — unaffiliated	—	—	62	—
Foreign taxes withheld	(665)	(1,920,511)	(198,651)	(623,112)
Foreign withholding tax claims	—	—	24,774	—

Total investment income	8,089	7,002,021	2,023,964	5,724,989

EXPENSES
Investment advisory	2,899	5,249,288	240,576	588,646
Commitment costs	—	7,387	—	—
Professional	—	—	2,483	—
Interest expense	—	253,126	—	—

Total expenses	2,899	5,509,801	243,059	588,646

Less:
Investment advisory fees waived	—	—	—	(147,162)

Total expenses after fees waived	2,899	5,509,801	243,059	441,484

Net investment income	5,190	1,492,220	1,780,905	5,283,505

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	6,851	338,548,316	(1,643,911)	(2,536,783)
Investments — affiliated	—	—	125	449
Capital gain distributions from underlying funds — affiliated	—	18	—	—
Foreign currency transactions	(3)	(2,516,535)	(32,807)	(56,406)
Futures contracts	—	(294,979)	(21,721)	76,788
In-kind redemptions — unaffiliated(c)	—	—	(1,097,678)	—

	6,848	335,736,820	(2,795,992)	(2,515,952)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(d)	234,083	(390,353,096)	(12,825,483)	(9,754,481)
Investments — affiliated	—	—	154	283
Foreign currency translations	21	1,977	3,657	8,043
Futures contracts	—	21,880	(7,904)	(249)

	234,104	(390,329,239)	(12,829,576)	(9,746,404)

Net realized and unrealized gain (loss)	240,952	(54,592,419)	(15,625,568)	(12,262,356)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$246,142	$(53,100,199)	$(13,844,663)	$(6,978,851)

(a) For the period from February 14, 2023 (commencement of operations) to March 31, 2023.

(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$(20,469,569)	$(376)	$—

(c) See Note 2 of the Notes to Financial Statements.

(d) Net of reduction in deferred foreign capital gain tax of	$—	$21,974,458	$9,685	$—

See notes to financial statements.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued) Year Ended March 31, 2023

	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

INVESTMENT INCOME
Dividends — unaffiliated	$14,719,013	$133,994,753
Dividends — affiliated	19,818	98,321
Interest — unaffiliated	4,997	—
Securities lending income — affiliated — net	5,335	104,937
Other income — unaffiliated	37	—
Foreign taxes withheld	(1,520,195)	(5,655,392)
Foreign withholding tax claims	12,687	—

Total investment income	13,241,692	128,542,619

EXPENSES
Investment advisory	652,212	5,454,026
Interest expense	1,969	—
Commitment costs	1,921	14,813
Professional	1,272	—

Total expenses	657,374	5,468,839

Net investment income	12,584,318	123,073,780

REALIZED AND UNREALIZED GAIN (LOSS)
Investments — unaffiliated(a)	(27,369,878)	(212,716,560)
Investments — affiliated	584	(3,469)
Capital gain distributions from underlying funds — affiliated	1	—
Foreign currency transactions	(77,536)	(163,020)
Futures contracts	(31,130)	(5,906,611)
In-kind redemptions — unaffiliated(b)	—	10,857,200

	(27,477,959)	(207,932,460)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	10,859,367	(181,418,033)
Investments — affiliated	(427)	(13,420)
Foreign currency translations	17,497	79,945
Futures contracts	103,863	(510,411)

	10,980,300	(181,861,919)

Net realized and unrealized loss	(16,497,659)	(389,794,379)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,913,341)	$(266,720,599)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$(39,214)	$—
(b) See Note 2 of the Notes to Financial Statements.
(c) Net of reduction in deferred foreign capital gain tax of	$146,252	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets

	iShares Asia 50 ETF		iShares Blockchain and Tech ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Period From 04/25/22 to 03/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,780,218	$28,699,918	$81,409
Net realized gain (loss)	(55,023,332)	100,321,770	(3,175,291)
Net change in unrealized appreciation (depreciation)	(146,764,220)	(756,399,361)	672,269

Net decrease in net assets resulting from operations	(172,007,334)	(627,377,673)	(2,421,613)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(36,273,723)	(35,774,281)	(32,972)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,319,572)	(624,392,740)	8,983,970

NET ASSETS
Total increase (decrease) in net assets	(209,600,629)	(1,287,544,694)	6,529,385
Beginning of period	1,885,125,182	3,172,669,876	—

End of period	$1,675,524,553	$1,885,125,182	$6,529,385

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Emerging Markets Infrastructure ETF		iShares Europe ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$583,929	$655,382	$54,487,262	$46,610,305
Net realized gain (loss)	(1,736,393)	(1,282,326)	46,082,397	(27,424,827)
Net change in unrealized appreciation (depreciation)	590,798	76,169	(60,291,024)	3,559,544

Net increase (decrease) in net assets resulting from operations	(561,666)	(550,775)	40,278,635	22,745,022

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(641,405)	(642,264)	(50,928,655)	(56,175,033)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,220,760	5,705,641	(100,395,818)	311,464,772

NET ASSETS
Total increase (decrease) in net assets	2,017,689	4,512,602	(111,045,838)	278,034,761
Beginning of year	20,595,195	16,082,593	1,943,979,233	1,665,944,472

End of year	$22,612,884	$20,595,195	$1,832,933,395	$1,943,979,233

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Changes in Net Assets (continued)

	iShares Future Metaverse Tech and Communications ETF		iShares India 50 ETF (Consolidated)

	Period From 02/14/23 to 03/31/23	(a)	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,190		$1,492,220	$661,178
Net realized gain	6,848		335,736,820	52,516,496
Net change in unrealized appreciation (depreciation)	234,104		(390,329,239)	16,573,355

Net increase (decrease) in net assets resulting from operations	246,142		(53,100,199)	69,751,029

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		(21,001,621)	(48,495,153)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,104,279		(12,354,375)	(49,311,607)

NET ASSETS
Total increase (decrease) in net assets	5,350,421		(86,456,195)	(28,055,731)

Beginning of period	—		663,228,155	691,283,886

End of period	$5,350,421		$576,771,960	$663,228,155

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares International Developed Property ETF		iShares International Developed Small Cap Value Factor ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,780,905	$2,144,487	$5,283,505	$1,194,731
Net realized loss	(2,795,992)	(1,322,252)	(2,515,952)	(452,059)
Net change in unrealized appreciation (depreciation)	(12,829,576)	1,609,503	(9,746,404)	(723,621)

Net increase (decrease) in net assets resulting from operations	(13,844,663)	2,431,738	(6,978,851)	19,051

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(977,169)	(3,007,345)	(4,915,147)	(407,661)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,900,739)	(18,963,064)	5,713,393	157,695,420

NET ASSETS
Total increase (decrease) in net assets	(20,722,571)	(19,538,671)	(6,180,605)	157,306,810
Beginning of year	63,845,972	83,384,643	164,181,371	6,874,561

End of year	$43,123,401	$63,845,972	$158,000,766	$164,181,371

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets (continued)

	iShares International Dividend Growth ETF		iShares Latin America 40 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,584,318	$6,718,910	$123,073,780	$87,719,376
Net realized gain (loss)	(27,477,959)	5,289,828	(207,932,460)	(97,985,906)
Net change in unrealized appreciation (depreciation)	10,980,300	(9,199,161)	(181,861,919)	277,163,233

Net increase (decrease) in net assets resulting from operations	(3,913,341)	2,809,577	(266,720,599)	266,896,703

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,034,484)	(5,744,772)	(138,313,795)	(99,359,955)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	288,496,363	134,951,001	(330,022,276)	(199,937,506)

NET ASSETS
Total increase (decrease) in net assets	273,548,538	132,015,806	(735,056,670)	(32,400,758)
Beginning of year	321,871,133	189,855,327	1,738,189,677	1,770,590,435

End of year	$595,419,671	$321,871,133	$1,003,133,007	$1,738,189,677

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia 50 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$68.67	$90.91	$56.05	$61.05	$67.20

Net investment income(a)	1.17	0.93	1.31	1.42	1.48
Net realized and unrealized gain (loss)(b)	(6.54)	(21.99)	34.52	(4.94)	(6.25)

Net increase (decrease) from investment operations	(5.37)	(21.06)	35.83	(3.52)	(4.77)

Distributions from net investment income(c)	(1.47)	(1.18)	(0.97)	(1.48)	(1.38)

Net asset value, end of year	$61.83	$68.67	$90.91	$56.05	$61.05

Total Return(d)
Based on net asset value	(7.77)%	(23.36)%	64.22%	(6.00)%	(6.94)%

Ratios to Average Net Assets(e)
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.95%	1.12%	1.66%	2.32%	2.43%

Supplemental Data
Net assets, end of year (000)	$1,675,525	$1,885,125	$3,172,670	$1,059,289	$1,089,745

Portfolio turnover rate(f)	12%	13%	46%	6%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Blockchain and Tech ETF
	Period From
	04/25/22	(a)
	to 03/31/23

Net asset value, beginning of period	$25.56

Net investment income(b)	0.22
Net realized and unrealized gain(c)		(9.38)

Net increase from investment operations		(9.16)

Distributions from net investment income(d)		(0.08)

Net asset value, end of period	$16.32

Total Return(e)
Based on net asset value	(35.71	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.47	%(h)

Net investment income	1.56	%(h)

Supplemental Data
Net assets, end of period (000)	$6,529

Portfolio turnover rate(i)		87%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Infrastructure ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$22.88	$24.74	$19.80	$28.64	$32.07

Net investment income(a)	0.57	0.95	0.65	0.75	0.75
Net realized and unrealized gain (loss)(b)	(1.27)	(1.84)	4.91	(8.94)	(3.45)

Net increase (decrease) from investment operations	(0.70)	(0.89)	5.56	(8.19)	(2.70)

Distributions from net investment income(c)	(0.64)	(0.97)	(0.62)	(0.65)	(0.73)

Net asset value, end of year	$21.54	$22.88	$24.74	$19.80	$28.64

Total Return(d)
Based on net asset value	(3.11)%	(3.83)%	28.33%	(29.33)%	(8.35)%

Ratios to Average Net Assets(e)
Total expenses	0.60%	0.60%	0.60%	0.75%	0.75%

Net investment income	2.70%	3.96%	2.90%	2.60%	2.56%

Supplemental Data
Net assets, end of year (000)	$22,613	$20,595	$16,083	$12,870	$25,773

Portfolio turnover rate(f)	26%	23%	27%	18%	25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Europe ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$50.17		$50.25		$35.42	$43.40	$46.48

Net investment income(a)	1.45	(b)	1.24	(b)	0.85	1.24	1.42
Net realized and unrealized gain (loss)(c)	(0.15)		0.21		14.82	(7.78)	(3.16)

Net increase (decrease) from investment operations	1.30		1.45		15.67	(6.54)	(1.74)

Distributions from net investment income(d)	(1.39)		(1.53)		(0.84)	(1.44)	(1.34)

Net asset value, end of year	$50.08		$50.17		$50.25	$35.42	$43.40

Total Return(e)
Based on net asset value	2.87	%(b)	2.69	%(b)	44.70%	(15.61)%	(3.73)%

Ratios to Average Net Assets(f)
Total expenses	0.67%		0.63%		0.60%	0.59%	0.59%

Total expenses excluding professional fees for foreign withholding tax claims	0.59%		0.58%		0.59%	0.59%	0.59%

Net investment income	3.21	%(b)	2.34	%(b)	1.94%	2.84%	3.23%

Supplemental Data
Net assets, end of year (000)	$1,832,933		$1,943,979		$1,665,944	$1,252,107	$2,002,860

Portfolio turnover rate(g)	5%		5%		5%	5%	7%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2023 and March 31, 2022, respectively:

•	Net investment income per share by $0.27 and $0.18.
•	Total return by 0.56% and 0.36%.
•	Ratio of net investment income to average net assets by 0.60% and 0.34%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares Future Metaverse Tech and Communications
	ETF

	Period From
	02/14/23	(a)
	to 03/31/23

Net asset value, beginning of period	$25.52

Net investment income(b)	0.03
Net realized and unrealized gain(c)	1.20

Net increase from investment operations	1.23

Net asset value, end of period	$26.75

Total Return(d)
Based on net asset value	4.82	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.47	%(g)

Net investment income	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$5,350

Portfolio turnover rate(h)		7%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares India 50 ETF (Consolidated)

	Year Ended 03/31/23		Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$46.38		$44.60	$25.87	$37.92	$35.00

Net investment income(a)	0.11		0.05	0.02	0.19	0.16
Net realized and unrealized gain (loss)(b)	(3.70)		5.10	18.74	(12.01)	2.97

Net increase (decrease) from investment operations	(3.59)		5.15	18.76	(11.82)	3.13

Distributions(c)
From net investment income	—		(3.37)	(0.03)	(0.23)	(0.21)
From net realized gain	(1.59)		—	—	—	—

Total distributions	(1.59)		(3.37)	(0.03)	(0.23)	(0.21)

Net asset value, end of year	$41.20		$46.38	$44.60	$25.87	$37.92

Total Return(d)
Based on net asset value	(7.92)%		11.57%	72.59%	(31.41)%	9.04%

Ratios to Average Net Assets(e)
Total expenses	0.93	%(f)	0.89%	0.90%	0.93%	0.94%

Net investment income	0.25%		0.10%	0.06%	0.51%	0.45%

Supplemental Data
Net assets, end of year (000)	$576,772		$663,228	$691,284	$483,841	$828,545

Portfolio turnover rate(g)	108%		12%	8%	26%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expense of Interest expense. Without this cost, total expenses would have been 0.89%.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Property ETF

	Year Ended 03/31/23		Year Ended 03/31/22		Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$35.47		$36.25		$27.97	$38.79	$38.95

Net investment income(a)	1.03	(b)	1.06	(b)	0.94	1.14	1.19
Net realized and unrealized gain (loss)(c)		(8.99)		(0.35)	8.19	(9.31)	0.23

Net increase (decrease) from investment operations		(7.96)	0.71		9.13	(8.17)	1.42

Distributions from net investment income(d)		(0.56)		(1.49)	(0.85)	(2.65)	(1.58)

Net asset value, end of year	$26.95		$35.47		$36.25	$27.97	$38.79

Total Return(e)
Based on net asset value	(22.49	)%(b)	1.79	%(b)	32.96%	(22.52)%	3.91%

Ratios to Average Net Assets(f)
Total expenses		0.48%		0.49%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims		0.48%		0.48%	N/A	N/A	N/A

Net investment income	3.55	%(b)	2.82	%(b)	2.92%	3.01%	3.16%

Supplemental Data
Net assets, end of year (000)	$43,123		$63,846		$83,385	$78,329	$131,871

Portfolio turnover rate(g)		6%		12%	16%	8%	9%

(a)	Based on average shares outstanding.
(b)

Reflects positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended March 31, 2023 and March 31, 2022, respectively:

• Net investment income per share by 0.01 and $0.04.

• Total return by 0.04% and 0.12%.

• Ratio of net investment income to average net assets by 0.04% and 0.09%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Small Cap Value Factor ETF

			Period From
	Year Ended	Year Ended	03/23/21	(a)
	03/31/23	03/31/22	to 03/31/21

Net asset value, beginning of period	$34.20	$34.37	$34.52

Net investment income(b)	1.09	1.59	0.16
Net realized and unrealized loss(c)	(2.68)	(0.74)		(0.31)

Net increase (decrease) from investment operations	(1.59)	0.85		(0.15)

Distributions from net investment income(d)	(1.01)	(1.02)	—

Net asset value, end of period	$31.60	$34.20	$34.37

Total Return(e)
Based on net asset value	(4.56)%	2.42%	(0.43	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40%	0.40	%(h)

Total expenses after fees waived	0.30%	0.30%	0.30	%(h)

Net investment income	3.59%	4.55%	17.96	%(h)

Supplemental Data
Net assets, end of period (000)	$158,001	$164,181	$6,875

Portfolio turnover rate(i)	18%	35%		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

86	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Dividend Growth ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of period	$65.02	$64.36	$45.51	$53.81	$56.40

Net investment income(a)	1.67	1.74	1.53	1.56	1.51
Net realized and unrealized gain (loss)(b)	(4.77)	0.39	18.87	(8.24)	(2.58)

Net increase (decrease) from investment operations	(3.10)	2.13	20.40	(6.68)	(1.07)

Distributions from net investment income(c)	(1.47)	(1.47)	(1.55)	(1.62)	(1.52)

Net asset value, end of period	$60.45	$65.02	$64.36	$45.51	$53.81

Total Return(d)
Based on net asset value	(4.60)%	3.28%	45.29%	(12.75)%	(1.88)%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.15%	0.19%	0.22%	0.22%

Total expenses excluding professional fees for foreign withholding tax claims	0.15%	N/A	N/A	N/A	N/A

Net investment income	2.89%	2.60%	2.66%	2.81%	2.80%

Supplemental Data
Net assets, end of period (000)	$595,420	$321,871	$189,855	$79,644	$75,329

Portfolio turnover rate(f)	37%	40%	66%	35%	34%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Latin America 40 ETF

	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$30.36	$27.56	$18.34	$33.24	$37.28

Net investment income(a)	2.69	1.70	0.68	0.98	0.88
Net realized and unrealized gain (loss)(b)	(6.26)	3.09	9.09	(14.83)	(3.96)

Net increase (decrease) from investment operations	(3.57)	4.79	9.77	(13.85)	(3.08)

Distributions from net investment income(c)	(2.91)	(1.99)	(0.55)	(1.05)	(0.96)

Net asset value, end of year	$23.88	$30.36	$27.56	$18.34	$33.24

Total Return(d)
Based on net asset value	(11.29)%	19.25%	53.62%	(43.05)%	(7.93)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.47%	0.48%	0.48%	0.48%

Net investment income	10.76%	6.07%	2.78%	3.08%	2.68%

Supplemental Data
Net assets, end of year (000)	$1,003,133	$1,738,190	$1,770,590	$797,877	$1,529,164

Portfolio turnover rate(f)	24%	27%	20%	22%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

88	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia 50	Non-diversified
Blockchain and Tech	Non-diversified
Emerging Markets Infrastructure	Non-diversified
Europe	Diversified
Future Metaverse Tech and Communications(a)	Non-diversified
India 50	Non-diversified
International Developed Property	Diversified
International Developed Small Cap Value Factor	Non-diversified
International Dividend Growth	Diversified
Latin America 40	Non-diversified

(a)	The Fund commenced operations on February 14, 2023.

Basis of Consolidation: The accompanying consolidated financial statements for the iShares India 50 ETF includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India.

Effective March 17, 2023, iShares India 50 ETF no longer invests in the Subsidiary. iShares India 50 ETF transferred all of the assets of iShares India 50 ETF’s wholly owned Mauritius Subsidiary to iShares India 50 ETF through on-exchange transactions in India. iShares India 50 ETF recognized a net realized gain of $348,861,864 as a result of this transaction. After the transfer, iShares India 50 ETF began making new investments in India directly. On March 29, 2023, iShares India 50 ETF’s Subsidiary was dissolved.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The iShares India 50 ETF has conducted investment activities in India through its Subsidiary and, where applicable, expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the Financial Services Commission (the “FSC”), the Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its Consolidated Statements of Operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

90	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Blockchain and Tech
BNP Paribas SA	$17,159	$(16,715)	$—		$444	(b)
BofA Securities, Inc.	236,765	(221,690)	—		15,075	(b)
J.P. Morgan Securities LLC	441,733	(441,733)	—		—
Jefferies LLC	862,236	(859,192)	—		3,044	(b)
UBS AG	745,210	(705,881)	—		39,329	(b)

	$2,303,103	$(2,245,211)	$—		$57,892

Emerging Markets Infrastructure
Barclays Bank PLC	$349,082	$(349,082)	$—		$—
HSBC Bank PLC	517,026	(517,026)	—		—

	$866,108	$(866,108)	$—		$—

Europe
BNP Paribas SA	$273,441	$(273,441)	$—		$—
BofA Securities, Inc.	46,634	(46,634)	—		—
Citigroup Global Markets, Inc.	240,627	(240,627)	—		—
Goldman Sachs & Co. LLC	689,403	(689,403)	—		—
HSBC Bank PLC	1,611,173	(1,611,173)	—		—
J.P. Morgan Securities LLC	582,881	(582,881)	—		—
UBS Securities LLC	141,812	(141,812)	—		—

	$3,585,971	$(3,585,971)	$—		$—

International Developed Property
Barclays Capital, Inc.	$15,842	$(15,842)	$—		$—
BofA Securities, Inc.	14,193	(14,193)	—		—
Citigroup Global Markets, Inc.	75,464	(75,464)	—		—
Goldman Sachs & Co. LLC	106,089	(106,089)	—		—
HSBC Bank PLC	18,808	(18,808)	—		—
J.P. Morgan Securities LLC	11,944	(11,944)	—		—
Morgan Stanley & Co. LLC	329,327	(329,327)	—		—
SG Americas Securities LLC	221,500	(221,500)	—		—
UBS AG	8,917	(8,917)	—		—

	$802,084	$(802,084)	$—		$—

International Developed Small Cap Value Factor
Barclays Capital, Inc.	$418,349	$(418,349)	$—		$—
BNP Paribas SA	55,680	(55,680)	—		—
BofA Securities, Inc.	581,663	(581,663)	—		—
Credit Suisse Securities (USA) LLC	3,451	(3,451)	—		—
Goldman Sachs & Co. LLC	2,962	(2,962)	—		—
HSBC Bank PLC	257,386	(257,386)	—		—
J.P. Morgan Securities LLC	350,702	(350,702)	—		—
UBS AG	367,314	(367,314)	—		—

	$2,037,507	$(2,037,507)	$—		$—

International Dividend Growth
Goldman Sachs & Co. LLC	$1,453,575	$(1,453,575)	$—		$—
J.P. Morgan Securities LLC	942,906	(942,906)	—		—
Morgan Stanley	72,253	(72,253)	—		—

	$2,468,734	$(2,468,734)	$—		$—

Latin America 40
Citigroup Global Markets, Inc.	$20,029,359	$(20,029,359)	$—		$—
National Financial Services LLC	7,708,806	(7,708,806)	—		—

	$27,738,165	$(27,738,165)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of March 31, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

92	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees

Asia 50	0.50%
Blockchain and Tech	0.47
Emerging Markets Infrastructure	0.60
Future Metaverse Tech and Communications	0.47
India 50	0.89
International Developed Property	0.48
International Developed Small Cap Value Factor	0.40
International Dividend Growth	0.15

For its investment advisory services to the iShares Europe ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $12 billion	0.6000%
Over $12 billion, up to and including $18 billion	0.5700
Over $18 billion, up to and including $24 billion	0.5415
Over $24 billion, up to and including $30 billion	0.5145
Over $30 billion	0.4888

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Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Latin America 40 ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees

First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion, up to and including $171 billion	0.4073
Over $171 billion	0.3869

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statements of Operations does not include acquired fund fees and expenses.

For the iShares Emerging Markets Infrastructure ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2027 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. For the iShares International Developed Small Cap Value Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through July 31, 2024 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30% of average daily net assets.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

iShares ETF	Amounts Waived

International Developed Small Cap Value Factor	$147,162

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Blockchain and Tech ETF (the “Group 1 Funds”), retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares Future Metaverse Tech and Communications ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended March 31, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts

Asia 50	$3,366
Blockchain and Tech	19,925
Emerging Markets Infrastructure	3,630
Europe	19,638
International Developed Property	5,447
International Developed Small Cap Value Factor	6,233
International Dividend Growth	1,052
Latin America 40	37,558

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Asia 50	$10,674,870	$8,965,990	$(8,430,634)
Emerging Markets Infrastructure	43,929	437,039	(916,303)
Europe	6,095,333	1,799,847	(1,123,289)
International Developed Property	2,826	64,494	(45,601)
International Developed Small Cap Value Factor	1,475,581	7,220,023	505,819
International Dividend Growth	17,284,480	8,921,301	(1,467,285)
Latin America 40	482,525	1,405,640	(936,779)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia 50	$323,736,679	$188,518,620
Blockchain and Tech	5,405,035	4,754,454
Emerging Markets Infrastructure	7,900,196	5,529,679
Europe	96,798,817	88,305,642
Future Metaverse Tech and Communications	545,114	358,055
India 50	639,134,509	671,030,490
International Developed Property	3,680,302	2,961,170
International Developed Small Cap Value Factor	28,230,927	26,598,180
International Dividend Growth	202,329,066	159,414,575
Latin America 40	276,348,245	370,456,208

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia 50	$12,272,331	$144,395,498
Blockchain and Tech	8,349,861	—
Emerging Markets Infrastructure	1,914,839	1,029,160
Europe	255,100,997	358,964,403
Future Metaverse Tech and Communications	4,909,528	—
International Developed Property	—	5,623,202
International Developed Small Cap Value Factor	5,630,276	—
International Dividend Growth	244,214,743	—
Latin America 40	278,037,013	534,657,996

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to net investment loss, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Asia 50	$(39,330,520)	$39,330,520
Emerging Markets Infrastructure	285,243	(285,243)
Europe	78,391,052	(78,391,052)
India 50	(36,875,144)	36,875,144
International Developed Property	(1,628,297)	1,628,297
Latin America 40	(18,256,533)	18,256,533

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

Asia 50
Ordinary income	$36,273,723	$35,774,281

iShares ETF		Period Ended 03/31/23

Blockchain and Tech
Ordinary income		$32,972

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

Emerging Markets Infrastructure
Ordinary income	$641,405	$642,264

Europe
Ordinary income	$50,928,655	$56,175,033

India 50
Ordinary income	$—	$48,495,153
Long-term capital gains	21,001,621	—

	$21,001,621	$48,495,153

International Developed Property
Ordinary income	$977,169	$3,007,345

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Notes to Financial Statements  (continued)

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

International Developed Small Cap Value Factor
Ordinary income	$4,915,147	$407,661

International Dividend Growth
Ordinary income	$11,034,484	$5,744,772

Latin America 40
Ordinary income	$138,313,795	$99,359,955

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses	(c)	Total

Asia 50	$9,437,598	$—	$(91,304,416)	$(77,540,851)	$—		$(159,407,669)
Blockchain and Tech	60,658	—	(3,088,039)	572,796	—		(2,454,585)
Emerging Markets Infrastructure	20,842	—	(34,170,843)	128,817	—		(34,021,184)
Europe	15,182,643	—	(368,616,712)	(77,304,232)	—		(430,738,301)
Future Metaverse Tech and Communications	12,038	—	—	234,104	—		246,142
India 50	—	2,101,248	—	273,907,902	(495,624)		275,513,526
International Developed Property	—	—	(31,498,243)	(23,394,516)	—		(54,892,759)
International Developed Small Cap Value Factor	1,735,366	—	(2,549,938)	(11,472,576)	—		(12,287,148)
International Dividend Growth	2,561,443	—	(32,658,402)	9,736,445	—		(20,360,514)
Latin America 40	—	—	(1,036,874,384)	(228,815,557)	—		(1,265,689,941)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, timing and recognition of partnership income, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of realized gains (losses) for tax purposes.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2023, the iShares India 50 ETF utilized $7,613,251 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Asia 50	$1,746,449,387	$301,662,433	$(379,142,706)	$(77,480,273)
Blockchain and Tech	8,199,461	980,601	(407,809)	572,792
Emerging Markets Infrastructure	23,422,793	4,561,113	(4,432,551)	128,562
Europe	1,908,692,205	308,566,030	(385,847,233)	(77,281,203)
Future Metaverse Tech and Communications	5,103,438	326,708	(92,625)	234,083
India 50	301,682,071	288,368,652	(11,896,772)	276,471,880
International Developed Property	67,068,566	667,248	(24,058,713)	(23,391,465)
International Developed Small Cap Value Factor	170,119,727	8,781,399	(20,260,291)	(11,478,892)
International Dividend Growth	584,512,685	38,845,577	(29,105,550)	9,740,027
Latin America 40	1,260,461,317	75,180,429	(304,063,390)	(228,882,961)

9.	LINE OF CREDIT

The iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares India 50 ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 11, 2023. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit

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Notes to Financial Statements  (continued)

agreement and interest at a rate equal to the higher of (a) Daily Simple Secured Overnight Financing Rate (“SOFR”) plus 0.10% and 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended March 31, 2023, the iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares India 50 ETF and iShares Latin America 40 ETF did not borrow under the Syndicated Credit Agreement.

For the year ended March 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Syndicated Credit Agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

International Dividend Growth	$2,600,000	$35,479	4.99%

Effective April 21, 2022, iShares India 50 ETF, along with certain other iShares funds (“Mauritius Participating Funds”), was a party to a $1.50 billion unsecured and uncommitted line of credit (“Uncommitted Liquidity Facility”) with State Street Bank and Trust Company, which was used solely to facilitate trading associated with the closure of the Fund’s Mauritius subsidiary. The Uncommitted Liquidity Facility had interest at a rate equal to the higher of (a) the U.S. Federal Funds rate (not less than zero) plus 1.25% per annum or (b) the Overnight Bank Funding rate (not less than zero) plus 1.25% per annum on amounts borrowed. The Uncommitted Liquidity Facility was terminated on December 7, 2022.

For the year ended March 31, 2023, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the Uncommitted Liquidity Facility were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

India 50	$151,350,000	$7,624,795	3.27%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling

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Notes to Financial Statements  (continued)

illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers,

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Notes to Financial Statements  (continued)

or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Asia 50
Shares sold	4,250,000	$268,352,378	550,000	$50,293,530
Shares redeemed	(4,600,000)	(269,671,950)	(8,000,000)	(674,686,270)

	(350,000)	$(1,319,572)	(7,450,000)	$(624,392,740)

	Period Ended 03/31/23

iShares ETF	Shares	Amount

Blockchain and Tech
Shares sold	400,000	$8,983,970

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

Emerging Markets Infrastructure
Shares sold	200,000	$4,326,610	250,000	$5,705,641
Shares redeemed	(50,000)	(1,105,850)	—	—

	150,000	$3,220,760	250,000	$5,705,641

Europe
Shares sold	5,600,000	$267,045,938	6,250,000	$340,588,053
Shares redeemed	(7,750,000)	(367,441,756)	(650,000)	(29,123,281)

	(2,150,000)	$(100,395,818)	5,600,000	$311,464,772

	Period Ended 03/31/23

iShares ETF	Shares	Amount

Future Metaverse Tech and Communications(a)
Shares sold	200,000	$5,104,279

(a)	The Fund commenced operations on February 14, 2023.

100	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 03/31/23		Year Ended 03/31/22

iShares ETF	Shares	Amount	Shares	Amount

India 50
Shares sold	750,000	$32,231,430	850,000	$44,660,162
Shares redeemed	(1,050,000)	(44,585,805)	(2,050,000)	(93,971,769)

	(300,000)	$(12,354,375)	(1,200,000)	$(49,311,607)

International Developed Property
Shares sold	—	$21	—	$58
Shares redeemed	(200,000)	(5,900,760)	(500,000)	(18,963,122)

	(200,000)	$(5,900,739)	(500,000)	$(18,963,064)

International Developed Small Cap Value Factor
Shares sold	200,000	$5,713,393	4,600,000	$157,695,420

International Dividend Growth
Shares sold	4,900,000	$288,496,363	2,450,000	$165,044,172
Shares redeemed	—	—	(450,000)	(30,093,171)

	4,900,000	$288,496,363	2,000,000	$134,951,001

Latin America 40
Shares sold	13,500,000	$362,330,132	25,250,000	$664,304,225
Shares redeemed	(28,750,000)	(692,352,408)	(32,250,000)	(864,241,731)

	(15,250,000)	$(330,022,276)	(7,000,000)	$(199,937,506)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

iShares Europe ETF, iShares International Developed Property ETF, and iShares International Dividend Growth ETF have filed claims to recover taxes withheld by Sweden on dividend income based upon certain provisions in the Treaty on the Functioning of the European Union. The Funds have recorded a receivable for all recoverable taxes withheld by Sweden based upon determinations made by Swedish tax authorities. Professional and other fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Funds. The Funds continue to evaluate developments in Sweden, for potential impacts to the receivables and associated professional fees payable. Swedish tax claims receivable and related liabilities are disclosed in the Statements of Assets and Liabilities. Collection of this receivable, and any subsequent payment of associated liabilities, depends upon determinations made by Swedish tax authorities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which iShares International Dividend Growth ETF is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

The iShares Europe ETF is seeking or expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

102	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

iShares Asia 50 ETF(1)

iShares Blockchain and Tech ETF(2)

iShares Emerging Markets Infrastructure ETF(1)

iShares Europe ETF(1)

iShares Future Metaverse Tech and Communications ETF(3)

iShares India 50 ETF(4)

iShares International Developed Property ETF(1)

iShares International Developed Small Cap Value Factor ETF(1)

iShares International Dividend Growth ETF(1)

iShares Latin America 40 ETF(1)

(1) Statements of operations for the year ended March 31, 2023, statements of changes in net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein.

(2) Statement of operations, statement of changes in net assets and the financial highlights for the period April 25, 2022 (commencement of operations) to March 31, 2023.

(3) Statement of operations, statement of changes in net assets and the financial highlights for the period February 14, 2023 (commencement of operations) to March 31, 2023.

(4) Consolidated statement of operations for the year ended March 31, 2023, consolidated statements of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	103

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income

Asia 50	$17,560,404
Blockchain and Tech	17,289
Emerging Markets Infrastructure	430,694
Europe	61,317,041
Future Metaverse Tech and Communications	7,911
India 50	8,154,489
International Developed Property	1,124,416
International Developed Small Cap Value Factor	5,393,511
International Dividend Growth	13,785,189
Latin America 40	121,182,425

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Asia 50	$50,744,673	$5,178,732
Emerging Markets Infrastructure	747,705	46,471
Europe	62,258,308	—
India 50	8,689,091	22,390,750
International Developed Property	2,168,003	196,339
International Developed Small Cap Value Factor	6,319,445	513,430
International Dividend Growth	14,719,015	1,392,657
Latin America 40	133,107,092	5,860,869

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Blockchain and Tech	13.33%
Future Metaverse Tech and Communications	15.23%
Latin America 40	0.66%

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended March 31, 2023:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

India 50	$21,001,621

104	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Future Metaverse Tech and Communications ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) on behalf of the Fund. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Agreement. At a meeting held on December 12-14, 2022, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Agreement are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Agreement.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Agreement. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds, and other matters related to BFA’s portfolio compliance program.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement supported the Board’s approval of the Advisory Agreement.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Agreement or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding potential economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Agreement.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	105

Board Review and Approval of Investment Advisory Contract  (continued)

as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Agreement.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Agreement.

106	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia 50 ETF, iShares Blockchain and Tech ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	107

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Asia 50	$1.468540	$—	$—	$1.468540	100%	—%	—%	100%
Europe	1.385332	—	—	1.385332	100	—	—	100
India 50	—	1.585028	—	1.585028	—	100	—	100
International Developed Property	0.557877	—	—	0.557877	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares India 50 ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

108	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

The iShares India 50 ETF (the “Fund”) is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

The Fund has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	109

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	111

Trustee and Officer Information (unaudited) (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary. Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

112	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	113

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, FTSE International Limited, India Index Services & Products Ltd., Morningstar Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-304-0323

MARCH 31, 2023

2023 Annual Report

iShares Trust

•	iShares JPX-Nikkei 400 ETF | JPXN | NYSE Arca

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended March 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large-and small-capitalization U.S. stocks declined, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and accelerated the reduction of its balance sheet.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, we believe that it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the knock-on effects of substantially higher interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar provides a supportive backdrop. We also see long-term opportunities in credit, where we believe that valuations are appealing and higher yields provide attractive income, although we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. However, we believe there are still some strong opportunities for a six- to twelve-month horizon, particularly short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2023

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.62%	(7.73)%
U.S. small cap equities (Russell 2000® Index)	9.14	(11.61)
International equities (MSCI Europe, Australasia, Far East Index)	27.27	(1.38)
Emerging market equities (MSCI Emerging Markets Index)	14.04	(10.70)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.93	2.52
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.38	(6.90)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.89	(4.78)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.00	0.26
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.88	(3.35)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets declined during the 12 months ended March 31, 2023 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -7.44% in U.S. dollar terms for the reporting period. In the first half of the reporting period, concerns about the state of the global economy in the face of high inflation and rapidly rising interest rates drove stocks sharply lower. However, stock prices recovered somewhat in the reporting period’s second half, as economic growth proved resilient despite its slower pace.

Inflation was a significant factor in equity markets, and while its impact varied by country, most major economies experienced substantial inflation during the reporting period. This drove a wave of monetary tightening by most of the world’s central banks, which sent interest rates and borrowing costs sharply higher. The U.S. Federal Reserve (“Fed”) raised interest rates eight times, driving an increase in the value of the U.S. dollar relative to most other currencies. Commodities prices were volatile, and as the reporting period began, disruptions in the wake of Russia’s invasion of Ukraine meant high prices for energy commodities and some foods. While oil, gas, and most other commodities declined as markets adjusted to the war’s disruption, elevated prices exacerbated inflationary pressure.

The U.S. economy recovered from a decline in the first half of 2022 to post modest growth in the third and fourth quarters of 2022. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending as unemployment remained very low, at one point dropping to the lowest recorded level since 1969. Furthermore, the labor force participation rate—which measures the total proportion of employed persons of working age—rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

In addition to its interest rate increases, the Fed also started to reduce the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

European stocks outpaced most other regions of the globe, advancing modestly for the reporting period despite slowing economic growth. European stocks benefited from a solid recovery following the early phases of the war in Ukraine. While the conflict disrupted critical natural gas supplies, new sources were secured and prices began to decline, while a warm winter helped moderate consumption. The European Central Bank (“ECB”) responded to the highest inflation since the introduction of the euro by raising interest rates six times.

While inflation was somewhat more moderate in the Asia-Pacific region, stocks there declined amid higher interest rates and disruption from coronavirus-related lockdowns in China. However, China relaxed its strict anti-coronavirus protocols in December 2022, boosting analysts’ expectations for future growth in the region. Emerging market stocks declined substantially, pressured by slowing economic growth and a stronger U.S. dollar. The Fed’s interest rate increases weighed on emerging market equities by making U.S. assets relatively more attractive.

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Fund Summary as of March 31, 2023	iShares® JPX-Nikkei 400 ETF

Investment Objective

The iShares JPX-Nikkei 400 ETF (the “Fund”) seeks to track the investment results of a broad-based benchmark composed of Japanese equities, as represented by the JPX-Nikkei Index 400 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.28)%	1.07%	4.76%	(2.28)%	5.47%	59.20%
Fund Market	(2.35)	0.75	4.67	(2.35)	3.80	57.80
Index	(3.89)	1.23	5.04	(3.89)	6.31	63.51

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 3, 2015 reflects the performance of the S&P/TOPIX 150TM. Index performance beginning on September 4, 2015 reflects the performance of the JPX-Nikkei Index 400.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,212.70	$ 2.65		$ 1,000.00	$ 1,022.50	$ 2.42		0.48%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2023 (continued)	iShares® JPX-Nikkei 400 ETF

Portfolio Management Commentary

Stocks in Japan declined for the reporting period as the country’s economy remained relatively stagnant amid rising inflation, global monetary policy tightening, and falling manufacturing output. Japan’s trade deficit reached an all-time high as export growth slowed and import costs increased amid rising fuel costs and weaker currency. Exports to China, the country’s largest trade partner, fell even as that country relaxed its strict COVID-19 restrictions in late 2022.

Industrial stocks detracted the most from the Index’s return. Global economic uncertainty, job openings that remained at or below pre-pandemic levels, and a cooling global employment market — including in the U.S., the world’s largest economy — led to declining revenue in the professional services industry. Consequently, a leading online job-search platform announced significant layoffs. Capital goods stocks dropped amid reduced factory output, reflecting declining global demand for a broad range of industrial parts. In particular, the slow recovery of the auto industry cut profits for makers of electric motors and other components.

Information technology stocks also detracted from the Index’s return. Makers of semiconductors and related equipment encountered weakening demand worldwide, especially for smartphones and personal computers. As demand fell, semiconductor prices also decreased. The passage of the CHIPS and Science Act in the U.S., dedicated to promoting both domestic production of semiconductors and export restrictions to China, also pressured the stocks of Japanese semiconductor producers.

The consumer discretionary sector also detracted from performance. In addition to the slowing export demand, domestic consumption recovered somewhat but remained below pre-pandemic levels. Among other products, videogame sales decreased after surging during the pandemic, and bicycle sales slowed. Meanwhile, automakers reduced their production targets amid persistent problems securing production components, which also raised their costs.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)

Industrials	23.5%

Information Technology	13.9

Consumer Discretionary	13.3

Financials	11.0

Health Care	10.9

Consumer Staples	8.3

Communication Services	8.3

Materials	6.2

Real Estate	2.4

Utilities	1.2

Energy	1.0

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Daiichi Sankyo Co. Ltd.	2.0%

Keyence Corp.	1.9

Sumitomo Mitsui Financial Group Inc.	1.8

Shin-Etsu Chemical Co. Ltd.	1.8

Takeda Pharmaceutical Co. Ltd.	1.6

Sony Group Corp.	1.6

Mitsubishi UFJ Financial Group Inc.	1.6

Tokyo Electron Ltd.	1.5

Mitsui & Co. Ltd.	1.5

Mitsubishi Corp.	1.5

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments March 31, 2023	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.6%
AZ-COM MARUWA Holdings Inc.	600	$9,037
Mitsui-Soko Holdings Co. Ltd.	600	17,823
Nippon Express Holdings Inc.	1,200	72,409
Sankyu Inc.	600	22,266
SBS Holdings Inc.	600	15,246
Senko Group Holdings Co. Ltd.	1,200	8,570
SG Holdings Co. Ltd.	6,600	97,866
Yamato Holdings Co. Ltd.	4,800	82,393

		325,610

Automobile Components — 2.6%
Aisin Corp.	3,000	82,687
Bridgestone Corp.	11,400	463,099
Denso Corp.	7,200	406,421
Koito Manufacturing Co. Ltd.	4,200	79,616
NGK Spark Plug Co. Ltd.	2,400	49,663
Nifco Inc./Japan	1,200	34,119
Sumitomo Electric Industries Ltd.	12,600	161,871
Sumitomo Rubber Industries Ltd.	3,600	32,571
Toyo Tire Corp.	1,800	21,069
Toyoda Gosei Co. Ltd.	1,200	20,705
Toyota Boshoku Corp.	1,800	29,125
TS Tech Co. Ltd.	1,800	22,858
Yokohama Rubber Co. Ltd. (The)	1,800	38,121

		1,441,925

Automobiles — 3.9%
Honda Motor Co. Ltd.	28,800	761,794
Isuzu Motors Ltd.	10,200	121,900
Subaru Corp.	10,800	172,407
Suzuki Motor Corp.	6,600	240,355
Toyota Motor Corp.	52,820	751,914
Yamaha Motor Co. Ltd.	5,400	141,322

		2,189,692

Banks — 5.9%
Aozora Bank Ltd.	2,400	43,485
Chiba Bank Ltd. (The)	9,600	61,961
Concordia Financial Group Ltd.	19,200	70,770
Fukuoka Financial Group Inc.	3,000	57,723
Mebuki Financial Group Inc.	16,200	39,610
Mitsubishi UFJ Financial Group Inc.	135,000	865,170
Mizuho Financial Group Inc.	49,850	706,253
Resona Holdings Inc.	43,800	211,297
Seven Bank Ltd.	11,400	22,781
Shinsei Bank Ltd.(a)	1,200	21,137
Sumitomo Mitsui Financial Group Inc.	25,200	1,008,443
Sumitomo Mitsui Trust Holdings Inc.	6,604	226,887

		3,335,517

Beverages — 1.1%
Asahi Group Holdings Ltd.	7,800	290,300
Kirin Holdings Co. Ltd.	15,600	246,804
Suntory Beverage & Food Ltd.	2,400	89,396
Takara Holdings Inc.	2,400	18,554

		645,054

Biotechnology — 0.1%
PeptiDream Inc.(a)	1,800	25,753
Takara Bio Inc.	1,200	15,743

		41,496

Security	Shares	Value

Building Products — 1.8%
AGC Inc.	3,600	$134,211
Daikin Industries Ltd.	4,200	753,507
Nichias Corp.	1,200	24,185
Sanwa Holdings Corp.	3,600	38,622
TOTO Ltd.	2,400	80,409

		1,030,934

Capital Markets — 1.0%
Daiwa Securities Group Inc.	24,600	115,487
GMO Financial Holdings Inc.	600	2,619
JAFCO Group Co. Ltd.	1,200	17,188
Japan Exchange Group Inc.	9,600	146,821
Monex Group Inc.	4,200	15,276
Nomura Holdings Inc.	63,600	245,198

		542,589

Chemicals — 4.5%
Aica Kogyo Co. Ltd.	1,200	27,575
Air Water Inc.	3,000	37,699
Asahi Kasei Corp.	21,600	151,289
Daicel Corp.	4,800	36,270
Denka Co. Ltd.	1,200	24,834
Kansai Paint Co. Ltd.	3,000	40,658
KH Neochem Co. Ltd.	600	10,912
Kuraray Co. Ltd.	5,400	49,668
Mitsubishi Chemical Group Corp.	23,400	139,171
Mitsubishi Gas Chemical Co. Inc.	2,400	35,712
Mitsui Chemicals Inc.	3,000	77,462
Nippon Paint Holdings Co. Ltd.	15,600	146,688
Nippon Sanso Holdings Corp.	3,600	65,040
Nissan Chemical Corp.	1,800	81,751
Nitto Denko Corp.	2,400	155,331
NOF Corp.	1,200	56,076
Shin-Etsu Chemical Co. Ltd.	30,000	973,831
Sumitomo Chemical Co. Ltd.	26,400	88,888
Teijin Ltd.	3,600	37,988
Tokai Carbon Co. Ltd.	3,000	28,656
Tokuyama Corp.	1,200	19,115
Toray Industries Inc.	23,400	133,865
Tosoh Corp.	4,800	65,229
UBE Corp.	1,800	27,960
Zeon Corp.	2,400	25,443

		2,537,111

Commercial Services & Supplies — 0.5%
Aeon Delight Co. Ltd.	600	13,783
Japan Elevator Service Holdings Co. Ltd.	1,200	19,586
Pilot Corp.	600	19,522
Secom Co. Ltd.	3,600	221,859
Sohgo Security Services Co. Ltd.	1,200	32,320

		307,070

Construction & Engineering — 1.1%
COMSYS Holdings Corp.	1,800	33,244
EXEO Group Inc.	1,800	32,581
Hazama Ando Corp.	3,000	19,405
INFRONEER Holdings Inc.	3,600	27,824
Kajima Corp.	7,800	94,126
Kandenko Co. Ltd.	1,800	12,716
Kumagai Gumi Co. Ltd.	600	12,045
Kyudenko Corp.	600	15,261
MIRAIT ONE corp.	1,800	22,417
Nishimatsu Construction Co. Ltd.	600	15,513

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Obayashi Corp.	12,600	$96,421
Penta-Ocean Construction Co. Ltd.	4,800	22,936
Shimizu Corp.	10,200	57,806
SHO-BOND Holdings Co. Ltd.	600	24,844
Taisei Corp.	3,600	111,380
Toda Corp.	4,200	21,943

		620,462

Construction Materials — 0.1%
Taiheiyo Cement Corp.	2,400	45,104

Consumer Finance — 0.2%
Acom Co. Ltd.	6,600	15,914
AEON Financial Service Co. Ltd.	2,400	22,411
Marui Group Co. Ltd.	3,000	45,921
Orient Corp.	900	7,498

		91,744

Containers & Packaging — 0.1%
FP Corp.	600	14,906
Rengo Co. Ltd.	3,000	19,485

		34,391

Distributors — 0.0%
PALTAC Corp.	600	22,798

Financial Services — 1.1%
Fuyo General Lease Co. Ltd.	600	40,824
GMO Payment Gateway Inc.	600	51,946
Mitsubishi HC Capital Inc.	13,800	71,260
Mizuho Leasing Co. Ltd.	600	15,919
ORIX Corp.	22,800	375,927
Tokyo Century Corp.	600	20,031
Zenkoku Hosho Co. Ltd.	600	22,641

		598,548

Diversified Telecommunication Services — 1.6%
Internet Initiative Japan Inc.	1,800	37,531
Nippon Telegraph & Telephone Corp.	27,600	824,763
Usen-Next Holdings Co. Ltd.	600	11,645

		873,939

Electric Utilities — 0.6%
Chubu Electric Power Co. Inc.	13,200	139,252
Hokkaido Electric Power Co. Inc.(a)	3,600	13,212
Kansai Electric Power Co. Inc. (The)	13,800	134,397
Kyushu Electric Power Co. Inc.(a)	7,800	44,574

		331,435

Electrical Equipment — 1.7%
Fuji Electric Co. Ltd.	2,400	94,777
Mitsubishi Electric Corp.	36,600	437,375
Nidec Corp.	8,400	437,144

		969,296

Electronic Equipment, Instruments & Components — 5.5%
Anritsu Corp.	3,000	27,732
Azbil Corp.	3,000	82,168
Daiwabo Holdings Co. Ltd.	1,800	29,730
Dexerials Corp.	1,200	24,534
Hamamatsu Photonics KK	3,000	161,825
Horiba Ltd.	600	36,010
Ibiden Co. Ltd.	1,800	72,186
Keyence Corp.	2,144	1,050,792
Kyocera Corp.	5,400	281,696
Murata Manufacturing Co. Ltd.	10,800	658,209

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Omron Corp.	3,600	$210,697
Shimadzu Corp.	4,200	131,849
Taiyo Yuden Co. Ltd.	1,800	60,693
TDK Corp.	5,400	193,839
Yokogawa Electric Corp.	4,200	68,391

		3,090,351

Entertainment — 2.4%
Capcom Co. Ltd.	3,600	128,846
GungHo Online Entertainment Inc.	1,290	23,632
Koei Tecmo Holdings Co. Ltd.	2,480	44,822
Konami Group Corp.	1,800	82,616
Nexon Co. Ltd.	9,000	214,909
Nintendo Co. Ltd.	17,400	675,843
Square Enix Holdings Co. Ltd.	1,800	86,500
Toho Co. Ltd./Tokyo	2,400	92,014

		1,349,182

Consumer Staples Distribution & Retail — 1.9%
Cosmos Pharmaceutical Corp.	400	36,020
Create SD Holdings Co. Ltd.	600	15,250
Kobe Bussan Co. Ltd.	3,000	83,767
Kusuri no Aoki Holdings Co. Ltd.	600	30,431
Lawson Inc.	1,200	50,805
Life Corp.	600	11,713
MatsukiyoCocokara & Co.	2,400	127,132
Seven & i Holdings Co. Ltd.	12,600	569,194
Sugi Holdings Co. Ltd.	600	25,790
Sundrug Co. Ltd.	1,200	32,922
Tsuruha Holdings Inc.	600	40,130
Welcia Holdings Co. Ltd.	1,800	38,536
Yaoko Co. Ltd.	600	31,243

		1,092,933

Food Products — 2.0%
Ajinomoto Co. Inc.	8,400	292,218
Calbee Inc.	1,800	37,588
Kagome Co. Ltd.	1,800	41,978
Kewpie Corp.	1,800	30,240
Kikkoman Corp.	2,400	122,528
MEIJI Holdings Co. Ltd.	4,800	114,160
Morinaga & Co. Ltd./Japan	600	16,994
Morinaga Milk Industry Co. Ltd.	600	21,581
NH Foods Ltd.	1,200	34,711
Nichirei Corp.	1,800	36,427
Nippon Suisan Kaisha Ltd.	4,800	19,679
Nissin Foods Holdings Co. Ltd.	1,200	109,728
Prima Meat Packers Ltd.	600	9,969
Toyo Suisan Kaisha Ltd.	1,800	75,224
Yakult Honsha Co. Ltd.	2,400	174,385

		1,137,410

Gas Utilities — 0.5%
Nippon Gas Co. Ltd.	1,800	26,123
Osaka Gas Co. Ltd.	7,200	118,280
Tokyo Gas Co. Ltd.	7,200	135,311

		279,714

Health Care Equipment & Supplies — 3.3%
Asahi Intecc Co. Ltd.	4,200	74,207
Hoya Corp.	7,600	839,893
Nihon Kohden Corp.	1,800	48,841
Olympus Corp.	22,200	389,893
Sysmex Corp.	3,000	196,895

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) March 31, 2023	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Terumo Corp.	10,800	$292,089

		1,841,818

Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	3,600	46,126
BML Inc.	600	14,007
H.U. Group Holdings Inc.	1,200	24,164
Medipal Holdings Corp.	3,600	49,062
Ship Healthcare Holdings Inc.	1,200	22,107

		155,466

Health Care Technology — 0.3%
M3 Inc.	7,200	181,217

Hotels, Restaurants & Leisure — 0.3%
Food & Life Companies Ltd.	2,400	62,630
McDonald’s Holdings Co. Japan Ltd.	1,800	74,833
Zensho Holdings Co. Ltd.	1,800	53,344

		190,807

Household Durables — 3.3%
Casio Computer Co. Ltd.	2,400	23,624
ES-Con Japan Ltd.	600	3,941
Haseko Corp.	3,600	41,845
Iida Group Holdings Co. Ltd.	3,000	48,980
Open House Group Co. Ltd.	1,200	45,000
Panasonic Holdings Corp.	42,000	375,779
Pressance Corp.	600	8,101
Rinnai Corp.	1,800	44,084
Sekisui Chemical Co. Ltd.	7,200	102,258
Sekisui House Ltd.	10,800	220,117
Sharp Corp./Japan(a)	4,200	29,696
Sony Group Corp.	9,600	874,400
Sumitomo Forestry Co. Ltd.	2,400	47,677

		1,865,502

Household Products — 0.7%
Lion Corp.	4,200	45,384
Pigeon Corp.	2,400	37,186
Unicharm Corp.	7,200	295,961

		378,531

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	2,400	38,577
eRex Co. Ltd.	600	8,328
RENOVA Inc.(a)	1,200	18,095
West Holdings Corp.	600	14,746

		79,746

Industrial Conglomerates — 1.4%
Hitachi Ltd.	14,400	791,434
TOKAI Holdings Corp.	1,800	11,861

		803,295

Insurance — 2.8%
Dai-ichi Life Holdings Inc.	17,400	319,872
MS&AD Insurance Group Holdings Inc.	7,200	223,134
Sompo Holdings Inc.	6,000	237,751
T&D Holdings Inc.	9,600	118,981
Tokio Marine Holdings Inc.	34,800	669,724

		1,569,462

Interactive Media & Services — 0.4%
Infocom Corp.	600	10,632
Kakaku.com Inc.	3,000	41,182

Security	Shares	Value

Interactive Media & Services (continued)
Z Holdings Corp.	50,400	$142,907

		194,721

IT Services — 2.9%
BIPROGY Inc.	1,200	29,487
Change Inc.	1,200	21,389
Digital Garage Inc.	600	19,820
DTS Corp.	600	14,619
Fujitsu Ltd.	3,600	486,469
GMO internet group Inc.	1,200	23,389
Information Services International-Dentsu Ltd.	600	23,667
Itochu Techno-Solutions Corp.	1,800	44,352
NEC Corp.	4,800	185,305
NEC Networks & System Integration Corp.	1,200	14,659
NET One Systems Co. Ltd.	1,200	28,795
Nomura Research Institute Ltd.	7,264	169,888
NS Solutions Corp.	600	16,074
NSD Co. Ltd.	1,200	21,646
NTT Data Corp.	11,400	149,870
Obic Co. Ltd.	1,200	190,072
Otsuka Corp.	1,800	63,927
SCSK Corp.	3,000	43,926
TIS Inc.	4,200	111,072

		1,658,426

Leisure Products — 0.9%
Bandai Namco Holdings Inc.	9,000	194,032
Shimano Inc.	1,400	242,740
Yamaha Corp.	2,400	92,698

		529,470

Machinery — 6.3%
Amada Co. Ltd.	6,000	56,241
Daifuku Co. Ltd.	5,400	100,263
DMG Mori Co. Ltd.	2,400	40,574
Ebara Corp.	1,200	55,877
FANUC Corp.	17,000	613,907
Fuji Corp./Aichi	1,800	30,479
Hitachi Construction Machinery Co. Ltd.	1,200	27,969
Hoshizaki Corp.	2,400	88,666
IHI Corp.	2,400	60,286
Komatsu Ltd.	16,800	417,062
Kubota Corp.	18,600	282,001
Makita Corp.	4,200	104,600
MINEBEA MITSUMI Inc.	6,000	114,579
MISUMI Group Inc.	5,400	135,693
Mitsubishi Heavy Industries Ltd.	6,000	221,046
Miura Co. Ltd.	1,800	46,165
Nabtesco Corp.	2,400	59,031
NGK Insulators Ltd.	4,200	55,694
SMC Corp.	1,200	636,140
Sumitomo Heavy Industries Ltd.	2,400	58,853
Takeuchi Manufacturing Co. Ltd.	600	13,319
Toyota Industries Corp.	2,400	133,706
Yaskawa Electric Corp.	4,200	184,212

		3,536,363

Marine Transportation — 0.8%
Kawasaki Kisen Kaisha Ltd.	3,000	68,807
Mitsui OSK Lines Ltd.	6,000	150,466
Nippon Yusen KK	9,600	224,240

		443,513

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 0.2%
CyberAgent Inc.	8,400	$71,172
Hakuhodo DY Holdings Inc.	4,800	54,420
ValueCommerce Co. Ltd.	600	7,739

		133,331

Metals & Mining — 1.3%
Asahi Holdings Inc.	1,200	18,338
Dowa Holdings Co. Ltd.	900	28,942
JFE Holdings Inc.	9,600	121,847
Mitsui Mining & Smelting Co. Ltd.	1,200	29,195
Nippon Steel Corp.	16,200	382,020
Sumitomo Metal Mining Co. Ltd.	4,200	160,708
Tokyo Steel Manufacturing Co. Ltd.	1,200	12,394

		753,444

Broadline Retail — 0.4%
Izumi Co. Ltd.	600	14,260
Pan Pacific International Holdings Corp.	7,800	150,901
Ryohin Keikaku Co. Ltd.	4,800	54,697
Seria Co. Ltd.	1,200	23,796

		243,654

Oil, Gas & Consumable Fuels — 1.0%
Cosmo Energy Holdings Co. Ltd.	1,200	38,876
ENEOS Holdings Inc.	63,600	223,141
Idemitsu Kosan Co. Ltd.	4,200	91,950
Inpex Corp.	18,000	190,485
Iwatani Corp.	600	26,255

		570,707

Paper & Forest Products — 0.1%
Daio Paper Corp.	1,800	14,077
Oji Holdings Corp.	14,400	57,015

		71,092

Personal Care Products — 1.6%
Fancl Corp.	1,800	33,134
Kao Corp.	8,400	326,972
Kobayashi Pharmaceutical Co. Ltd.	1,200	73,391
Kose Corp.	600	71,315
Rohto Pharmaceutical Co. Ltd.	3,600	75,340
Shiseido Co. Ltd.	7,200	337,560

		917,712

Pharmaceuticals — 6.8%
Astellas Pharma Inc.	33,640	477,934
Chugai Pharmaceutical Co. Ltd.	10,800	266,680
Daiichi Sankyo Co. Ltd.	30,609	1,116,544
Eisai Co. Ltd.	4,200	238,558
JCR Pharmaceuticals Co. Ltd.	1,200	12,860
Kaken Pharmaceutical Co. Ltd.	600	16,754
Kyowa Kirin Co. Ltd.	4,200	91,692
Nippon Shinyaku Co. Ltd.	600	26,475
Ono Pharmaceutical Co. Ltd.	6,600	137,532
Otsuka Holdings Co. Ltd.	8,400	266,697
Santen Pharmaceutical Co. Ltd.	7,200	61,519
Shionogi & Co. Ltd.	4,800	216,506
Sumitomo Pharma Co., Ltd.	2,400	14,706
Takeda Pharmaceutical Co. Ltd.	27,000	886,776
Towa Pharmaceutical Co. Ltd.	600	8,592

		3,839,825

Professional Services — 2.0%
BayCurrent Consulting Inc.	3,000	124,554
Bell System24 Holdings Inc.	600	6,558

Security	Shares	Value

Professional Services (continued)
Benefit One Inc.	1,800	$25,685
dip Corp.	600	16,083
en Japan Inc.	600	10,355
Fullcast Holdings Co. Ltd.	600	10,985
Meitec Corp.	1,200	21,485
Persol Holdings Co. Ltd.	4,200	84,567
Recruit Holdings Co. Ltd.	25,200	693,227
SMS Co. Ltd.	1,200	29,185
TechnoPro Holdings Inc.	2,400	66,566
Transcosmos Inc.(a)	600	14,242
UT Group Co. Ltd.(a)	600	11,216

		1,114,708

Real Estate Management & Development — 2.3%
Aeon Mall Co. Ltd.	1,800	23,626
Daito Trust Construction Co. Ltd.	1,200	119,556
Daiwa House Industry Co. Ltd.	9,600	226,188
Hulic Co. Ltd.	7,800	64,157
Katitas Co. Ltd.	1,200	23,485
Mitsubishi Estate Co. Ltd.	21,600	256,925
Mitsui Fudosan Co. Ltd.	15,000	281,766
Nomura Real Estate Holdings Inc.	2,400	53,145
Relo Group Inc.	1,800	28,731
Starts Corp. Inc.	600	11,551
Sumitomo Realty & Development Co. Ltd.	6,000	135,489
Tokyo Tatemono Co. Ltd.	3,600	43,953
Tokyu Fudosan Holdings Corp.	10,200	48,990

		1,317,562

Ground Transportation — 0.6%
Central Japan Railway Co.	2,900	346,027

Semiconductors & Semiconductor Equipment — 4.0%
Advantest Corp.	3,000	278,119
Disco Corp.	1,800	209,397
Ferrotec Holdings Corp.	1,200	30,357
Japan Material Co. Ltd.	1,200	21,465
Lasertec Corp.	1,700	302,055
Optorun Co. Ltd.	600	10,086
Renesas Electronics Corp.(a)	23,400	338,851
SCREEN Holdings Co. Ltd.	600	53,222
Shinko Electric Industries Co. Ltd.	1,200	37,328
SUMCO Corp.	6,600	99,290
Tokyo Electron Ltd.	6,900	842,945
Tokyo Seimitsu Co. Ltd.	600	23,293
Ulvac Inc.	600	26,211

		2,272,619

Software — 0.3%
Justsystems Corp.	600	16,042
Oracle Corp. Japan	600	43,332
Rakus Co. Ltd.	1,800	26,142
Systena Corp.	6,000	13,194
Trend Micro Inc./Japan	1,800	88,309

		187,019

Specialty Retail — 1.5%
ABC-Mart Inc.	600	33,203
Fast Retailing Co. Ltd.	1,600	350,260
Hikari Tsushin Inc.	600	84,316
Kohnan Shoji Co. Ltd.	600	14,714
K’s Holdings Corp.	3,000	26,340
Nextage Co. Ltd.	600	12,541
Nitori Holdings Co. Ltd.	1,500	181,143

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2023	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Nojima Corp.	1,200	$12,689
T-Gaia Corp.	600	7,564
USS Co. Ltd.	3,600	62,458
Workman Co. Ltd.	600	25,453
ZOZO Inc.	2,400	54,892

		865,573

Technology Hardware, Storage & Peripherals — 0.9%
Brother Industries Ltd.	4,800	72,316
Elecom Co. Ltd.	1,200	11,413
FUJIFILM Holdings Corp.	6,600	335,036
MCJ Co. Ltd.	1,200	8,448
Seiko Epson Corp.	4,800	68,583
Wacom Co. Ltd.	3,000	15,715

		511,511

Textiles, Apparel & Luxury Goods — 0.1%
Goldwin Inc.	600	57,245

Tobacco — 0.9%
Japan Tobacco Inc.	22,800	481,617

Trading Companies & Distributors — 6.4%
Hanwa Co. Ltd.	600	17,937
ITOCHU Corp.	22,800	742,515
Kanematsu Corp.	1,200	14,903
Marubeni Corp.	30,000	407,991
Mitsubishi Corp.	23,400	840,913
Mitsui & Co. Ltd.	27,000	841,586
MonotaRO Co. Ltd.	5,400	68,016
Nippon Steel Trading Corp.	600	42,102
Sojitz Corp.	3,620	75,643

Security	Shares	Value

Trading Companies & Distributors (continued)
Sumitomo Corp.	22,800	$403,910
Toyota Tsusho Corp.	3,000	127,912

		3,583,428

Wireless Telecommunication Services — 3.7%
KDDI Corp.	23,400	721,603
SoftBank Corp.	57,000	657,997
SoftBank Group Corp.	17,400	684,055

		2,063,655

Total Long-Term Investments — 98.7% (Cost: $52,285,012)		55,693,371

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.73%(b)(c)	20,000	20,000

Total Short-Term Securities — 0.1% (Cost: $20,000)		20,000

Total Investments — 98.8% (Cost: $52,305,012)		55,713,371

Other Assets Less Liabilities — 1.2%		704,595

Net Assets — 100.0%		$56,417,966

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2023 for purposes of Section 2(a)(3) of the Investment CompanyAct of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation )	Value at 03/31/23	Shares Held at 03/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$97,990	$—	$(98,640	)(b)	$653	$(3)	$—	—	$551	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,000	—	(10,000	)(b)	—	—	20,000	20,000	557		—

					$653	$(3)	$20,000		$1,108		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Mini TOPIX Index	45	06/08/23	$682	$8,496

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2023	iShares® JPX-Nikkei 400 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$8,496	$—	$—	$—	$8,496

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended March 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$10,449	$—	$—	$—	$10,449

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$7,669	$—	$—	$—	$7,669

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$442,737

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$74,833	$55,618,538	$—	$55,693,371
Short-Term Securities
Money Market Funds	20,000	—	—	20,000

	$94,833	$55,618,538	$—	$55,713,371

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$8,496	$—	$8,496

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statement of Assets and Liabilities

March 31, 2023

iShares JPX-Nikkei 400 ETF

ASSETS
Investments, at value — unaffiliated(a)	$55,693,371
Investments, at value — affiliated(b)	20,000
Cash	5,535
Foreign currency collateral pledged for futures contracts(c)	4,157
Foreign currency, at value(d)	92,498
Receivables:
Investments sold	11,216
Securities lending income — affiliated	37
Dividends — unaffiliated	602,487
Dividends — affiliated	63
Variation margin on futures contracts	10,905

Total assets	56,440,269

LIABILITIES
Payables:
Investment advisory fees	22,303

Total liabilities	22,303

NET ASSETS	$56,417,966

NET ASSETS CONSIST OF
Paid-in capital	$77,967,449
Accumulated loss	(21,549,483)

NET ASSETS	$56,417,966

NET ASSET VALUE
Shares outstanding	900,000

Net asset value	$62.69

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$52,285,012
(b) Investments, at cost — affiliated	$20,000
(c) Foreign currency collateral pledged, at cost	$4,250
(d) Foreign currency, at cost	$93,340

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended March 31, 2023

iShares JPX-Nikkei 400 ETF

INVESTMENT INCOME
Dividends — unaffiliated	$1,544,248
Dividends — affiliated	557
Securities lending income — affiliated — net	551
Foreign taxes withheld	(154,152)

Total investment income	1,391,204

EXPENSES
Investment advisory	270,592

Total expenses	270,592

Net investment income	1,120,612

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,691,829)
Investments — affiliated	653
Foreign currency transactions	(55,805)
Futures contracts	10,449
In-kind redemptions — unaffiliated(a)	2,395,202

658,670

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,212,946)
Investments — affiliated	(3)
Foreign currency translations	25
Futures contracts	7,669

(5,205,255)

Net realized and unrealized loss	(4,546,585)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,425,973)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/23	Year Ended 03/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,120,612	$1,349,510
Net realized gain (loss)	658,670	(1,794,704)
Net change in unrealized appreciation (depreciation)	(5,205,255)	(7,233,344)

Net decrease in net assets resulting from operations	(3,425,973)	(7,678,538)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(865,818)	(2,229,146)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(17,344,758)	—

NET ASSETS
Total decrease in net assets	(21,636,549)	(9,907,684)
Beginning of year	78,054,515	87,962,199

End of year	$56,417,966	$78,054,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/23	Year Ended 03/31/22	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19

Net asset value, beginning of year	$65.05	$73.30	$53.52	$58.88	$65.42

Net investment income(a)	1.16	1.12	0.88	0.96	1.06
Net realized and unrealized gain (loss)(b)	(2.66)	(7.51)	19.82	(5.10)	(6.73)

Net increase (decrease) from investment operations	(1.50)	(6.39)	20.70	(4.14)	(5.67)

Distributions from net investment income(c)	(0.86)	(1.86)	(0.92)	(1.22)	(0.87)

Net asset value, end of year	$62.69	$65.05	$73.30	$53.52	$58.88

Total Return(d)
Based on net asset value	(2.28)%	(8.94)%	38.91%	(7.29)%	(8.67)%

Ratios to Average Net Assets(e)
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	1.99%	1.57%	1.36%	1.61%	1.73%

Supplemental Data
Net assets, end of year (000)	$56,418	$78,055	$87,962	$80,279	$114,817

Portfolio turnover rate(f)	12%	11%	10%	7%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
JPX-Nikkei 400	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.48%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended March 31, 2023, the Fund paid BTC $201 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
JPX-Nikkei 400	$26,255	$79,686	$(19,324)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
JPX-Nikkei 400	$6,746,656	$7,042,460

For the year ended March 31, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
JPX-Nikkei 400	$—	$16,667,500

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

JPX-Nikkei 400	$1,929,955	$ (1,929,955)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/23	Year Ended 03/31/22

JPX-Nikkei 400
Ordinary income	$865,818	$2,229,146

As of March 31, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
JPX-Nikkei 400	$535,936	$(24,591,227)		$2,505,808		$(21,549,483)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPX-Nikkei 400	$53,215,126	$10,119,869	$(7,613,128)	$2,506,741

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/23		Year Ended 03/31/22
iShares ETF	Shares	Amount	Shares	Amount
JPX-Nikkei 400
Shares redeemed	(300,000)	$(17,344,758)	—	$—

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares JPX-Nikkei 400 ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares JPX-Nikkei 400 ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 25, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2023:

iShares ETF	Qualified Dividend Income
JPX-Nikkei 400	$1,468,770

The Fund intends to pass through to its shareholders the following amount, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended March 31, 2023:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
JPX-Nikkei 400	$1,544,388	$171,142

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares JPX-Nikkei 400 ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	27

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2023

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
JPX-Nikkei 400	$0.858656	$—	$—	$0.858656	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of March 31, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

Trustee and Officer Information  (unaudited (continued)

Independent Trustees (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed-Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019-2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (unaudited)  (continued)

Officers (continued)

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.
Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by the Japan Exchange Group, Inc., JPX Market Innovation & Research, Inc. or Nikkei, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2023 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-310-0323

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-five series of the registrant for which the fiscal year-end is March 31, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $356,500 for the fiscal year ended March 31, 2022 and $404,000 for the fiscal year ended March 31, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2022 and March 31, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $223,100 for the fiscal year ended March 31, 2022 and $242,500 for the fiscal year ended March 31, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2022 and March 31, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $223,100 for the fiscal year ended March 31, 2022 and $242,500 for the fiscal year ended March 31, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: May 25, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 25, 2023